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                                  ARMADA FUNDS

                             1998 SEMI-ANNUAL REPORT


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Financial Power Close at Hand

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                    Armada Funds

                    Semi-Annual Report -- November 30, 1998
                    (Unaudited)


Armada International Equity Fund

Armada Small Cap Growth Fund

Armada Small Cap Value Fund

Armada Equity Growth Fund

Armada Tax Managed Equity Fund

Armada Core Equity Fund

Armada Equity Index Fund

Armada Equity Income Fund

Armada Balanced Allocation Fund

Armada Total Return
   Advantage Fund

Armada Bond Fund

Armada Intermediate Bond Fund

Armada GNMA Fund

Armada Enhanced Income Fund

Armada Ohio Tax Exempt Fund

Armada Pennsylvania Municipal Fund

Armada National Tax Exempt Fund

Armada Money Market Fund

Armada Government
   Money Market Fund

Armada Treasury Money
   Market Fund

Armada Ohio Municipal
   Money Market Fund

Armada Pennsylvania Tax
   Exempt Money Market Fund

Armada Tax Exempt
   Money Market Fund




Table of Contents

Chairman's Message .......................................................     1
Fund Overviews ...........................................................     3
Statement of Net Assets and Financial Highlights .........................    24

Financial Statements
   Statement of Operations ...............................................   132
   Statement of Changes in Net Assets ....................................   136

Notes to Financial Statements ............................................   144

Results of Proxy Voting ..................................................   157




[BOUNDING BOX]

[BOXED LINE]

       Not FDIC Insured  Not Bank Guaranteed  May Lose Value

   An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund(s) seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund(s).

   National City Investment Management Company serves as investment adviser to Armada Funds for which it receives an investment advisory fee. For more complete information about Armada Funds, including charges and expenses, please contact your investment specialist or call 1-800-622-FUND (3863) for a prospectus. Read it carefully before you invest or send money. Armada Funds are distributed by SEI Investments Distribution Co. (SIDC), Oaks, PA 19456. SIDC is not affiliated with National City Bank and is not a bank.

[END OF BOUNDING BOX]

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                               Chairman's Message

Dear Shareholders:

   Over the course of the last six months investors experienced a true adventure on Wall Street which served as a great test for individual risk tolerances. In spite of the challenge this presented, we are pleased to report that during the period ended November 30, 1998, the Armada Funds assets increased 33% from $7.4 billion to $11 billion. Our asset growth can be attributed to new investments, market appreciation and conversions of pooled trust funds.

   During this period, the fixed income and equity markets experienced extreme levels of volatility. Despite this fact, the majority of our equity funds outperformed their industry benchmarks while the fixed income funds held steady. The key to this success has been the experience of our investment portfolio management teams.

Diversification is critical

   Armada Funds offers shareholders 23 different choices to achieve a well diversified portfolio. Our experienced managers understand the financial markets and the potential impact on their investment styles. While investment decisions are always challenging and never guaranteed, the benefits of such experience are most apparent during periods of volatility.

   In an effort to further aid you with your investment strategies, this report also includes information addressing the market and alternative investment ideas. It also highlights our new Tax Managed Equity, Balanced Allocation and Equity Index funds, emphasizing the benefits of these funds. In addition to the new funds just mentioned, we also introduced the Armada Ohio Municipal Money Market Fund for investors seeking current income exempt from federal and Ohio state income tax.

New and improved format

   Traditionally, Armada Funds financial reports have been divided into four series -- equity, income, tax exempt and money market. The format has been redesigned to include all of our funds in one report. This approach will hopefully provide you with the "big picture" on the performance of the entire family of funds, as well as information on how to diversify your own portfolio of Armada investments.

Website launch February 1999

   Armada Funds recognizes that as investors continue to investigate a variety of resources to aid them in attaining their financial goals, the need for accurate and timely information will be even more critical. We are pleased to announce that in February 1999 you will be able to log onto our website at www.armadafunds.com.

   The site will include basic fund information such as NAVs, hypotheticals, yields and distributions on a daily basis. You will also find detailed performance comparisons, prospectuses, manager biographies, fund applications and more. More detailed information regarding the new website will be provided in the coming months.

   Best wishes for a happy, healthy and prosperous 1999, and thank you for your continued investment in Armada Funds. As always, if you have any questions or require any assistance, please call us at 1-888-ARMADA5.

Sincerely,

\s\ [signature]

Robert D. Neary
Chairman

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                                 1

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                             Armada Equity Outlook

                             Equity Market Overview

   Very simply, the equity markets were more turbulent than they have been in decades in the six months ended November 30, 1998. As the period opened, aftershocks from the turmoil in Asia reached our shores. Signs that the economy was slowing appeared -- while not dramatic declines, several significant indicators posted only moderate gains which, after years of strong and stable growth, disconcerted investors. Anxiety mounted. Then, in August, evidence that the Russian economy was in far worse shape than previously suspected sent it soaring. While the fate of Russia has, in fact, only minimal impact on the global economy, its psychological impact was far-reaching. Coupled with signs of continuing weakness in Asia and instability in Latin America, the mixture proved to be a potent one. Moreover, as the value of their highly leveraged multi-billion dollar positions deteriorated, several high-profile hedge funds threatened to implode. Liquidity vanished. Markets worldwide dropped significantly -- and no region was spared. In markets abroad and here at home, virtually all stocks suffered to some degree.

A Virtual Correction?

   Many of the situations that triggered the decline had eased somewhat by late September. In Southeast Asia, governments were making progress towards structural, economic reforms. In an effort to pull its economy out of the doldrums, the Japanese were moving toward real banking reform. In Latin America, the Brazilians were moving towards an austerity budget with the help of IMF, to be funded by the United States. At home, citing a desire to cushion U.S. economic growth against weakness in foreign economies and its recognition that financial conditions had become less accommodating to growth domestically, the Federal Reserve made the first of what were three cuts in short-term interest rates over the course of next two months.

   With these indications that problems were being addressed, confidence began returning. Liquidity began to trickle back into the marketplace. Moreover, as the environment eased, investors noticed signs of the U.S. economy's underlying strength and impressive resilience. The rate of real growth in the second quarter -- despite a reduction in inventories and a large decrease in net exports -- was 1.8%. The rate of growth in the third was 3.9%. "Real final sales" (GDP less inventories) were no longer increasing at the phenomenal pace seen in the past, but they were still advancing. Business investment was also increasing, just not at the torrid pace of the past year. In short, our economy was still growing. Globally, progress was being made.

A Virtual Recovery?

   Seeing this, market sentiment shifted back. By October, the market was in recovery and its move was a powerful one. This time, too, the advance was not as narrow as it had been earlier in the year. Smaller and mid-capitalization issues received some long-overdue attention. Clearly, for the moment at least, investors seem willing to look beyond whatever problems remain unresolved at home or abroad.

   We, too, are optimistic about the market's prospects in the long-term. In the short-term, however, there is reason for caution. While the problems that caused such great concern in the summer are being addressed and have been reduced in severity, none have been resolved. Abroad, Russian, Brazilian and Japanese economies are still weak. Singapore recently reported a large decline in its GDP. At home, we see a deceleration in the growth of our economy. While a deceleration is very different than a decline, corporate profits are expected to drop off in the coming year.

A Realistic Approach

   Against this backdrop, the correction in the period past was not all that surprising. The sheer strength and speed of the recovery, however, has been. Long-term, it is true that the low interest rate, low inflation, stable growth environment should be very favorable for equities. But, in the short-term, while the news and the environment have improved significantly, we are not out of the woods yet -- and the market may be volatile as we work our way out. Much depends on the willingness of governments abroad to carry out promised reforms. Very simply, investors worldwide will be watching the speed and depth of the follow-through very closely.

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                   Armada International Equity Fund Overview

                   Comments from the International Equity Team

Recent Performance

   Collapsing economic activity in Asia, decelerating growth in Europe, Russia's debt default, and weakening Latin American economies threw the global markets into turmoil during the summer. Liquidity evaporated and prices plummeted. No region was spared. The situation had improved somewhat by early fall as steps were taken towards reform in markets overseas and interest rates were lowered in the U.S. As the period drew to a close, several markets, Southeast Asia among them, were making strong comebacks. Gains, however, did not offset the damage done earlier. For the six months ended November 30, 1998, the EAFE Index posted a return of 0.34%. More heavily-weighted in Europe, the Fund generated a return of -2.58% (after expenses) for institutional investors (-2.59% for retail class A investors) over the same period.

Fund Strategy

   Due to the turbulence of the environment, it was often difficult to make changes or put new ideas to work. Nor was it always desirable. When Asian markets rallied in the fall, the securities that outperformed were of very poor credit quality. Consequently, because we were underweighted in Asia throughout much of the period, the Fund fell short of the benchmark. Nonetheless, we feel caution was warranted. Very simply, the short-term gains did not justify assuming the risks entailed.

Fund Structure

   Given the environment, we expect to maintain the portfolio's defensive posture, particularly with regard to earnings in the near-term. To this end, we've shifted our focus to more stable growth companies in recent months. Such companies should prove to be more resilient than others in the slower growth, lower interest rate environment we see ahead. As of November 30, 1998, approximately 73% of the portfolio's assets were invested in Continental Europe and the U.K., 20.7% in the Pacific Rim. The remainder was invested in smaller markets around the world.

Looking Ahead

   Looking ahead, we are cautiously optimistic. Given the Japanese government's recent actions, we expect conditions to improve and may increase our exposures here soon. In Europe, the recent trend towards consolidation continues. More efficiency can only bode well over the long-term for investors and, given its long-term focus, the Fund remains heavily-weighted in this region. In Southeast Asia, the markets are recovering. The markets appear to have bottomed. Certainly, in the long run, renewed economic growth will create opportunity. In the short-term, due to quality considerations, the Fund may remain somewhat underweighted in this region.

"Given the environment, we expect to maintain the portfolio's defensive posture, particularly with regard to earnings in the near-term."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

-----------------------------------------------------------------------------------------------------------------
                                                                         Annualized          Cumulative
                                          6 Month         1 Year/2     Since Inception/2    Since Inception/2
-----------------------------------------------------------------------------------------------------------------
  Class I Shares/1                         (2.58)%         14.92%            4.44%               5.95%
-----------------------------------------------------------------------------------------------------------------
  Class A Shares                           (2.59)%         14.40%            4.09%               5.48%
  Class A Shares, with Load/3              (7.95)%          8.07%           (0.23)%             (0.30)%
-----------------------------------------------------------------------------------------------------------------
  Synthetic Class B Shares                 (2.86)%         14.18%           14.70%              13.12%
  Synthetic Class B Shares, with Load/4    (7.72)%          9.18%            9.07%               8.12%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada International Equity Fund's date of inception was August 1, 1997, for both Class I and Class A Shares and January 6, 1998, for Class B Shares. The one year returns of the Class B shares includes information from commencement of operations of the Class A shares, rather than the date Class B shares were introduced.

3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 5.50%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

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                     Armada Small Cap Growth Fund Overview

                     Comments from the Equity Growth Team

Recent Performance

   Regardless of fundamentals or potential and across all sectors, investors sold small cap stocks indiscriminately as they fled to quality during the summer months. Then, in early October, as it became clear that smaller cap companies had little exposure to currency problems overseas and international markets, sentiment shifted dramatically. Small caps rallied -- and many which had experienced the sharpest declines earlier saw the biggest increases. But despite substantial gains, as the period drew to a close, there was still a way to go before all the ground lost earlier was regained. For the six months ended November 30, 1998, the Fund posted a return of -10.26% for institutional investors (-10.45% for retail class A investors) versus a return of -12.35% for the Russell 2000 for the same period.

Fund Strategy

   The Fund's outperformance throughout this stormy period was due primarily to its focus on larger small cap companies outside the technology and healthcare sectors. While the vast majority of small cap issues saw significant declines in August and September, these stocks were not as badly battered. Moreover, when indications that sentiment was growing positive again appeared, we grew more aggressive, albeit still cautious. Several lesser known, but faster growing companies were added to the portfolio. As a result, the Fund was very well-positioned for the market's rebound in October and November.

Fund Structure

   In recent weeks, we have continued to add smaller names to the portfolio -- all companies with solid potential selling at extremely attractive valuations. Several have moved up smartly with the market's rally. Among them are Wackenhutt Corrections, American Bank Note Holographics, Macrovision and Jones Medical. At the period's end, the Fund had holdings in 92 companies.

Looking ahead

   Despite the recent rally, as the period drew to a close, some 40% of small cap stocks still had yet to regain their '96 highs. Nonetheless, we believe that sentiment has shifted -- and with small cap valuations relative to larger cap stocks so attractive, the trend may grow stronger in the months ahead. In short, the worst may now be behind us. As a result, in the weeks ahead, we may move even more aggressively to seek out and capitalize on opportunities among the hardest hit sectors like technology and healthcare. Given current valuations, short-term and long-term prospects for such stocks are very bright indeed.

     "The Fund's outperformance throughout this stormy period was due primarily to its focus on larger small cap companies outside the technology and healthcare sectors."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

----------------------------------------------------------------------------------------------------------------
                                                                       Annualized         Cumulative
                                      6 Month         1 Year/2      Since Inception/2   Since Inception/2
----------------------------------------------------------------------------------------------------------------
  Class I Shares/1                    (10.26)%          0.58%            3.96%               5.31%
----------------------------------------------------------------------------------------------------------------
  Class A Shares                      (10.45)%          0.23%            3.69%               4.94%
  Class A Shares, with Load/3         (15.37)%         (5.29)%          (0.61)%             (0.81)%
----------------------------------------------------------------------------------------------------------------
  Class B Shares                      (10.81)%         (0.34)%          (2.51)%             (2.26)%
  Class B Shares, with Load/4         (15.27)%         (5.34)%          (7.92)%             (7.14)%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of NAM. Certain account level charges may apply.
2 The Armada Small Cap Growth Fund's date of inception was August 1, 1997, for both Class I and Class A Shares and January 6, 1998, for Class B Shares. The one year returns of the Class B Shares includes information from commencement of operations of the Class A Shares, rather than the date Class B Shares were introduced.

3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 5.50%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

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              Armada Small Cap Value Fund Overview

              Comments from the Broad Street Asset Management Team

Recent Performance

   Amid turmoil overseas in Asia and Russia, and shifting global economic and financial prospects, the market was highly-volatile during the six months ended November 30, 1998. In mid-summer, these troubles at home and abroad -- both real and imagined -- triggered a wave of selling in the equities market as investors ran for cover. Small cap stocks, regardless of fundamental strength or potential, were simply trampled in the stampede to safety and liquidity.

   When investors' worst fears failed to materialize, the market calmed and in October, small caps rebounded nicely. Given the ground lost earlier, however, the sector had not recovered entirely by the period's end. As a result, for the six months ended November 30, 1998, the Fund posted a total return of -11.04% for institutional investors (-11.60% for retail class A investors), compared to -12.9% for the Russell 2000 Small Cap Index.

Fund Strategy

   Throughout the period, the Fund was heavily-weighted in financial services, basic industry and consumer cyclical stocks. While declines in technology garnered the most attention, all small cap sectors suffered to a greater or lesser degree in August and September. Even the long-established, strongest small cap companies were dogged by concerns about their ability to meet earnings expectations. Consequently, few changes were made in the Fund's allocation over the course of the period with the exception that we built our technology weighting up to about 20% of assets in reaction to prices even a seasoned value investor could not resist. And, due primarily to their fundamental strength, the vast majority of them participated in the market's rebound in October and November.

Fund Structure

   At the end of the period, the Fund was over-weighted in the technology, basic product, consumer cyclical and financial services sectors. Moreover, true to its fundamental value orientation and investment philosophy, the Fund's assets remain invested in companies within these sectors with price/book and price/earnings ratios significantly below the industry averages.

Looking ahead

   Very simply, we're optimistic about the prospects for small cap stocks in general and the Fund's holdings in particular in the months ahead. Valuations being placed on smaller companies stocks are as attractive today as they have ever been relative to large cap companies. In addition, with nearly 20% of assets in an assortment of financial stocks, the Fund should benefit in the declining rate environment.

   Moreover, lower rates should also act as a stimulus for basic product and technology stocks. The Fund carries a significant weighting in each sector. As always, however, our success as a Fund will hinge on our ability to carefully choose securities -- one by one -- which meet our underlying fundamental, value-oriented approach.

     "Valuations being placed on smaller companies stocks are as attractive today as they have ever been relative to large cap companies."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

-----------------------------------------------------------------------------------------------------------------------
                                                                Annualized      Annualized           Cumulative
                                     6 Month       1 Year/2      3 Year/3    Since Inception/2   Since Inception/2
-----------------------------------------------------------------------------------------------------------------------
  Class I Shares/1                   (11.04)%      (10.19)%       14.50%          15.23%               85.22%
-----------------------------------------------------------------------------------------------------------------------
  Class A Shares                     (11.60)%      (10.92)%       14.01%          14.30%               77.51%
  Class A Shares, with Load/3        (16.46)%      (15.81)%       11.89%          12.81%               67.78%
-----------------------------------------------------------------------------------------------------------------------
  Class B Shares                     (11.93)%      (11.54)%       13.74%         (12.30)%             (11.13)%
  Class B Shares, with Load/4        (16.34)%      (15.85)%       12.70%         (17.17)%             (15.57)%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of NAM. Certain account level charges may apply.
2 The Armada Small Cap Value Fund's date of inception was July 26, 1994, for Class I Shares, August 15, 1994, for Class A Shares and January 6, 1998, for Class B Shares. The one year and annualized 3-year returns of the Class B Shares includes information from commencement of operations of the Class A Shares, rather than the date Class B Shares were introduced.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 5.50%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

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                      Armada Equity Growth Fund Overview

                      Comments from the Equity Growth Team

Recent Performance

   Events in markets abroad and uncertainty about the direction of our own economy rattled investors during the six months ended November 30, 1998. In August, triggered by the threatened collapse of the Russian economy, stocks dropped dramatically. Then, in the fall, when the worst failed to materialize and with several cuts in short-term interest rates, enthusiasm for equities was reborn.

   As a result, by the period's end, many stocks had recovered and were moving higher. Consequently, despite all the sound and fury, the period was ultimately a positive one. For the six months ended November 30, 1998, the portfolio generated a total return of 8.38% for institutional investors (8.24% for retail Class A investors), versus its benchmark, the S&P 500 BARRA Growth Index, which posted a total return of 14.99% over the same period.

Fund Strategy

   In an effort to minimize volatility, the Fund was widely diversified. This cautious approach served the Fund well as the market declined. But when stocks recovered, the advance was not as narrow as earlier in the year. But, again, the most impressive gains were experienced by the biggest names, particularly the biggest names on the NASDAQ. While the Fund held positions in many of these stocks, none of these positions were sizable. As a result, the Fund fell slightly short of its benchmark. Nevertheless, given the environment, we feel our cautious approach to the marketplace during the period was well-warranted.

Fund Structure

   As anxieties diminished in the fall and the market grew somewhat less volatile, we began to narrow the Fund's focus. Many smaller holdings were eliminated in favor of creating more sizable positions in others. As a result, at the period's end, the portfolio held 102 names, down from 120 earlier on. Moreover, in recent weeks, we have also begun to trim positions in stocks that may be affected by the slowing of our economy, such as the GAP, Home Depot and Lowes.

Looking Ahead

   While sentiment is now more positive, the environment ahead may continue to be somewhat choppy. The rate of the economy's growth is decelerating. Earnings expectations have been lowered but, after several years of simply astonishing growth, investors may simply be unprepared for a drop-off. Meeting expectations alone may not be enough in some cases -- misses and near-misses by big or well-known names are likely to be treated very harshly and trigger volatility in the marketplace. As a result, we are optimistic, but somewhat cautious. In the months ahead, we will continue to take a highly-disciplined, earnings growth approach to selecting securities for investment.

   "While sentiment is now more positive, the environment ahead may continue to be somewhat choppy . . . we will continue to take a highly disciplined, earnings growth approach to selecting securities for investment."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

--------------------------------------------------------------------------------------------------------------------
                                                                                     Annualized     Cumulative
                                                          Annualized   Annualized       Since         Since
                                   6 Month     1 Year/2    3 Year/2      5 Year/2    Inception/2    Inception/2
--------------------------------------------------------------------------------------------------------------------
  Class I Shares/1                  8.38%       19.78%      25.86%       20.43%        16.01%         277.48%
--------------------------------------------------------------------------------------------------------------------
  Class A Shares                    8.24%       19.45%      25.56%       20.14%        15.30%         196.22%
  Class A Shares, with Load/3       2.30%       12.90%      23.21%       18.79%        14.45%         179.96%
--------------------------------------------------------------------------------------------------------------------
  Class B Shares                    8.04%       18.83%      25.34%       20.01%        20.52%          18.26%
  Class B Shares, with Load/4       3.04%       14.35%      24.49%       19.81%        14.86%          13.26%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of NAM. Certain account level charges may apply.
2 The Armada Equity Growth Fund's date of inception was December 20, 1989, for Class I Shares, April 15, 1991, for Class A Shares and January 6, 1998, for Class B Shares. The one year, annualized 3-year and annualized 5-year returns of the Class B shares include information from commencement of operations of the Class I Shares, rather than the date Class B Shares were introduced.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 5.50%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

[GRAPHIC OMITTED]

                    Armada Tax Managed Equity Fund Overview

                    Comments from the Equity Growth Team

Recent Performance

   Size made all the difference as the market gyrated during the six months ended November 30, 1998. As Asian currencies continued to weaken and the Russian economy threatened to collapse, many investors fled the marketplace. Those that stayed turned to bigger names for safety and liquidity. As a result, while virtually all stocks saw declines in August and September, large cap stocks lost less ground than others. Moreover, as the market rebounded in October and November, they bounced back strongly -- and by the period's end, several were flirting with new highs.

   As a result, for the six months ended November 30, 1998, we're pleased to report that the Fund posted a total return of 12.92% for institutional investors (13.18% for retail class A investors), ahead of its benchmark, the S&P 500, which returned 7.50% over the same period.

Fund Strategy

   The Fund's strong performance was due primarily to its focus on larger cap issues, and its heavy weighting in the healthcare sector. Recovering quickly from the tumult in August, these issues chugged steadily upward throughout the fall. Holdings in Schering Plough, Abbot Labs and Merck made a substantial contribution to performance. While the decline and subsequent comeback of tech stocks was far more dramatic, Intel also posted a large gain. Microsoft and Lucent Technology, in the same sector, were strong performers as well.

Fund Structure

   Despite the volatility of the environment, we did not deviate from the Fund's objective. Throughout the period, the Fund's assets remained invested in strong companies with the expectation of holding them for several years. To minimize tax consequences, turnover, as always, was extremely low. As of November 30, 1998, the top five holdings in the Fund's portfolio were: Schering Plough Corporation; Pfizer Incorporated; Abbott Laboratories; Home Depot, Inc.; and American International Group, Inc.

Looking ahead

   Going forward, the market may continue to be volatile. While sentiment has once again turned positive, problems do remain both at home and abroad. At the moment, investors seem to be willing to look beyond them. But the U.S. economy is slowing. In Asia, governments are moving towards reform, but the process is a slow one. With profits dependent upon activities both domestically and globally, larger corporations may face pressure in both arenas in the year ahead. Expectations have been lowered of late, but those that disappoint may be treated even more harshly than in the recent past -- and this could trigger more volatility. Looking past these short-term concerns, however, the long-term prospects for the portfolio's holdings remains very bright.

   "The Fund's strong performance was due primarily to its focus on larger cap issues, and its heavy weighting in the healthcare sector."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Annualized     Cumulative
                                                        Annualized   Annualized   Annualized       Since          Since
                               6 Month      1 Year/2     3 Year/2     5 Year/2     10 Year/2    Inception/2    Inception/2
------------------------------------------------------------------------------------------------------------------------------
  Class I Shares/1               12.92%     30.21%        29.63%      22.72%       17.72%        19.46%        12.13%
------------------------------------------------------------------------------------------------------------------------------
  Class A Shares                 13.18%     30.52%        29.73%      22.77%       17.75%        21.61%        11.49%
  Class A Shares, with Load/3     6.93%     23.38%        27.32%      21.37%       17.09%         9.79%         5.33%
------------------------------------------------------------------------------------------------------------------------------
  Class B Shares                 12.92%     30.22%        29.63%      22.72%       17.72%        17.50%         9.72%
  Class B Shares, with Load/4     7.92%     25.22%        28.83%      22.54%       17.72%         8.35%         4.72%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of NAM. Certain account level charges may apply.
2 The Armada Tax Managed Equity Fund's date of inception was April 9, 1998, for Class I Shares, May,11 1998 for Class A Shares and May 4, 1998, for Class B Shares. The one year, annualized 3-year, annualized 5-year and annualized 10-year returns of Class I, Class A and Class B Shares includes performance of a predecessor common trust fund which commenced operations on June 30, 1984.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 5.50%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

[GRAPHIC OMITTED]

                Armada Core Equity Fund Overview

                Comments from the National Asset Management Team

Recent Performance

   Unsettled by events in Asia and Russia and uneasy about prospects for the U.S. economy, investors were very skittish during the six months ended November 30, 1998. Uncertainty reached its breaking point in August and sentiment in the marketplace shifted dramatically. Across all sectors, regardless of fundamental strength, stocks declined.

   Then, in early fall, actions by the Fed to ease interest rates, by the Japanese to reform their economy and by the International Monetary Fund (IMF) to help ease the situation in Latin America, calmed investors' fears. Market sentiment shifted once again and equities rebounded strongly. As a result, despite the volatility of the period, the Fund posted a total return of 11.94% for institutional investors and 11.82% for retail class A investors for the six months ended November 30, 1998.

Fund Strategy

   Throughout much of the period, the Fund was heavily-weighted in technology stocks. These stocks were particularly hard hit in the August sell-off. Yet, when the market bounced back, larger, better-known technology stocks led the way -- and ultimately, moved higher over the course of the period. Consequently, our exposures in the tech sectors made a substantial contribution to performance. Among the stand-out performers were Cisco Systems, IBM and Altera which posted gains over 40%. Exposures in the financial sector, the portfolio's second heaviest weighting, also did extremely well. As a result, in the very challenging environment of the period, we're pleased to report that the Fund outperformed its peers.

Fund Structure

   Going forward, the Fund remains over-weighted in technol ogy stocks which we believe offer investors very strong growth potential. The Fund's portfolio is also heavily-weighted in the financial, pharmaceutical, and consumer staples sectors. In addition, in recent weeks, we capitalized on many of the opportunities the downturn in the market left in its wake. Positions in Eli Lilly, Safeway, CVS Corp. and Guidant Corp. -- all high quality, large capitalization growth stocks -- have been increased or added to our portfolio.

Looking ahead

   Clearly, as the dust has settled and fears have eased, market sentiment has again grown positive. In fact, the move upward in recent weeks has been very powerful. At the same time, however, the earnings growth of U.S. corporations is slowing -- and the months ahead could be choppy ones as investors digest this. As it did this last summer, the Fund's focus on high quality companies with stable earnings should enable it to weather any such squalls well. Consequently, while we are optimistic about the Fund's prospects, we are cautious. Track records of all companies considered for investment will be scrutinized very, very closely.

     ". . . exposures in the tech sectors made a substantial contribution to performance. Among the stand-out performers were Cisco Systems, IBM and Altera which posted gains over 40%."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

----------------------------------------------------------------------------------------------------------------
                                                                      Annualized         Cumulative
                                      6 Month         1 Year/2      Since Inception/2   Since Inception/2
----------------------------------------------------------------------------------------------------------------
  Class I Shares/1                     11.94%          27.25%            20.12%             27.65%
----------------------------------------------------------------------------------------------------------------
  Class A Shares                       11.82%          26.90%            19.88%             27.30%
  Class A Shares, with Load/3           5.67%          19.95%            14.91%             20.32%
----------------------------------------------------------------------------------------------------------------
  Class B Shares                       11.65%          26.49%            26.38%             23.41%
  Class B Shares, with Load/4           6.65%          21.49%            20.69%             18.41%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of NAM. Certain account level charges may apply.
2 The Armada Core Equity Fund's date of inception was August 1, 1997, for both Class I and Class A Shares and January 6, 1998 for Class B Shares. The one year returns of the Class B Shares includes information from commencement of operations of the Class A Shares, rather than the date Class B Shares were introduced.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 5.50%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

[GRAPHIC OMITTED]

                       Armada Equity Index Fund Overview

                       Comments from the Equity Team

Fund Objective and Structure

   The Fund opened on July 10, 1998, with approximately $120 million in net assets under management, the Fund seeks to provide investment results that mirror the price and yield performance of publicly-traded common stocks as represented by the S&P 500 Composite Index. To this end, assets are invested in the portfolio of stocks replicating the S&P 500 Index as closely as possible. The weighting of each stock in the blend is based on its relative market value within the index.

Recent Performance

   Prior to inception, the Fund was in operation and known as the National City Bank Retirement Index Fund. During the four months between its opening and November 30, 1998, it produced a total return of 1.28% (cumulative to date) for institutional investors and 11.11% for retail class A investors (cumulative to date), versus its benchmark, the S&P 500 which produced a total return of 0.50% over the same period.

Fund Strategy

   Shaky Asian markets, turmoil in Russia and uncertainty about the future direction of our own economy wreaked havoc in markets globally in August and September. Domestically, equities across all sectors experienced significant declines. Designed to reflect the performance of the market overall, the value of the Fund's holdings dropped as well. In October, however, sentiment shifted, and over the next month and half, the market steadily regained the ground lost earlier. In fact, at the end of the period, averages were very close to the market's highs in July.

Looking ahead

   Market psychology has improved dramatically in the last several weeks with the Fed's action to lower interest rates, Japan's efforts to initiate reforms and the U.S.'s agreement to provide the IMF with funding to help Brazil. As a result, equities are again trending upward and the move is again very powerful. In the months ahead, we expect to see our economy slow and corporate profits to drop off. But, given the sheer strength of sentiment, a friendly Fed, and no inflation, it now appears that investors may very well be inclined to look past any short-term weaknesses. Consequently, while there certainly will be hiccups along the way and caution is warranted, we are optimistic about the Fund's prospects.

    ". . . the Fund seeks to provide investment results that mirror the price and yield performance of publicly-traded common stocks as represented by the S&P 500 Composite Index."

[BOUNDING BOX]

                      AGGREGATE TOTAL RETURN as of 11/30/98
--------------------------------------------------------------------------------
                                           Cumulative Since Inception/2
--------------------------------------------------------------------------------
  Class I Shares/1                                    1.28%
--------------------------------------------------------------------------------
  Class A Shares                                     11.11%
  Class A Shares, with Load/3                         4.99%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada Equity Index Fund's date of inception was July 10, 1988, for Class I Shares and October 15, 1998 for Class A Shares.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 3.75%.

[GRAPHIC OMITTED]

                       Armada Equity Income Fund Overview

                       Comments from the Equity Value Team

Recent Performance

   Like other funds of this kind, our portfolio was heavily-weighted in dividend-paying stocks throughout the six months ended November 30, 1998. Historically, these stocks have been relatively less volatile than others in times of market turbulence, and that was the case this time as well. In the rough and tumble environment of August and September, valuations of these corrected, but to a far lesser degree than many others. Then, as the market recovered in the fall, they chugged back steadily.

   Moreover, positions added earlier in the year in "medium-large" cap issues (those smaller than the very largest of "mega"-cap stocks) performed well when interest grew in small and mid-cap issues in October and November. As a result, over the six months period, the Fund produced a total return of .46%, for institutional investors (0.13% for retail class A investors), versus its benchmark, the S&P 500/BARRA Value which produced a return of -.45% over the same period.

Fund Strategy

   Designed to protect assets in down drafts and provide a competitive total rate return over a market cycle, the portfolio invests primarily in low-risk, low-multiple, income-paying stocks. In order to avoid to the chief pitfall of such a style of investing, the Fund monitors changes in investor sentiment in order to distinguish between stocks poised to outperform and those likely to languish. Very simply, what we are looking for is good value and good news.

Fund Structure

   At the period's end, the Fund was positioned conservatively and widely diversified with holdings in over 80 companies. In line with its emphasis on higher yield, lower risk, lower price/book ratios, our portfolio was overweighted in utility and consumer cyclical stocks and underweighted in financial and technology stocks relative to the benchmark, the S&P BARRA Value Index. Also, the average market capitalization of the Fund's holdings was slightly less than the benchmark.

Looking ahead

   We believe the marketplace may continue to be somewhat volatile in the months ahead. Despite the decline in August, the valuations of larger cap growth stocks are again returning to all-time highs. As a result, while we are optimistic, we are somewhat cautious. In the months ahead, we continue to work to seek out and capitalize on those stocks that are statistically cheap, currently undervalued in terms of their future growth prospects as well as exhibiting improvements in investor sentiment.

  "Historically, dividend-paying stocks have been relatively less volatile than others in times of market turbulence, and that was the case this time as well."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

------------------------------------------------------------------------------------------------------------------------
                                                              Annualized       Annualized           Cumulative
                                     6 Month       1 Year/2    3 Year/2    Since Inception/2   Since Inception/2
------------------------------------------------------------------------------------------------------------------------
  Class I Shares/1                    0.46%         11.09%      19.64%          18.68%              113.04%
------------------------------------------------------------------------------------------------------------------------
  Class A Shares                      0.13%         10.60%      19.25%          18.31%              105.14%
  Class A Shares, with Load/3        (5.38)%         4.54%      17.04%          16.75%               93.81%
------------------------------------------------------------------------------------------------------------------------
  Class B Shares                     (0.39)%        10.17%      19.10%          10.02%                8.96%
  Class B Shares, with Load/4        (5.36)%         5.36%      18.15%           4.42%                3.96%

[END OF BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of NAM. Certain account level charges may apply.
2 The Armada Equity Income Fund's date of inception was July 1, 1994, for Class I Shares, August 22, 1994, for Class A Shares and January 6, 1998, for Class B Shares. The one year and annualized 3-year returns of the Class B Shares includes information from commencement of operations of the Class A Shares, rather than the date Class B Shares were introduced.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 5.50%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

[GRAPHIC OMITTED]

                          Armada Balanced Outlook

                          Balanced Allocation Overview

Financial Market Overview

   In short, over the course of the six months ended November 30, 1998, the financial markets were more turbulent than they have been in decades. As the period opened, aftershocks from the turmoil in Asia reached our shores. At home, signs that our economy's growth was moderating appeared. After years of strong and stable growth, investors were unnerved. Anxiety mounted. Then, in August, the Russian economy began to teeter on the edge of collapse. Coupled with continuing weakness in Asia, instability in Latin America and the potential implosion of several highly leveraged hedge funds, was a potent combination. Investors ran for cover. Liquidity vanished. Markets worldwide dropped significantly--and no region was spared. Perceived to be the safest of safe havens, U.S. Treasury securities surged. In markets abroad and here at home, virtually all other fixed income and equity securities suffered to some degree.

   In early fall, however, with indications that problems abroad were recognized and being addressed, confidence began returning. In addition, citing a desire to cushion U.S. economic growth against weakness in foreign economies and its recognition that financial conditions had become less accommodating to growth domestically, the Federal Reserve made the first of three cuts on short-term interest rates over the course of next two months. As a result, liquidity began to trickle back into the marketplace. By October, stocks were recovering and the move upward was a powerful one. While the environment also improved in the fixed income markets, investors were more wary and the rebound was slower. Sentiment still favored high quality, intermediate-term securities. Nonetheless, in the closing weeks of the period, several large corporate issues were brought to market and were well-supported.

A Realistic Approach

   Much of the optimism the recovery indicates is justified. Historically, the type of low interest rate, low inflation, stable growth environment we see ahead has proved to be very favorable for the financial markets. In the short-term, however, there is reason for caution. The problems that caused such great concern in the summer are being addressed and have been reduced in severity, but none have been resolved. Abroad, Russian, Brazilian and Japanese economies are still weak. Singapore recently reported a large decline in its GDP. At home, we see a deceleration in the growth of our economy. While a deceleration is very different that a decline, corporate profits are expected to drop off in the coming year.

   Against this backdrop, the sheer strength and speed of the recovery in the equities market has been very surprising. Very simply, the news and the environment have improved significantly, but we are not out of the woods yet--and the markets may be volatile in the months ahead as we work our way out. Much depends on the willingness of governments abroad to carry out promised reforms. Very simply, investors worldwide will be watching the speed and depth of the follow-through very closely.

[GRAPHIC OMITTED]

         Armada Balanced Allocation Fund Overview

         Comments from the National City Investment Management Company

Recent Performance

   Intended for long-term investors seeking capital appreciation, the Fund was launched on July 10, 1998 with approximately $55 million in net assets under management. Seeking to minimize volatility and maximize the potential for growth, the Fund's assets will generally be moderately weighted in favor of stocks. Given the market environment during the period, however, the Fund's initial allocation to equities was light, approximately 51%, and fixed income exposures were heightened at 45%. As a result, despite one of the most volatile markets in recent memory, we're pleased to report that the Fund held its own during its first four months in operation. Since inception, it has produced a total return of 1.33% (cumulative to date) for institutional investors and 4.00% (cumulative to date) for retail class A investors.

Fund Strategy

   A light allocation to equities buffered the portfolio as investors left the stock market en masse in August seeking quality and liquidity. Many of them were found in high quality, fixed income securities -- and the Fund's heightened exposures here performed well. In addition, with its equity allocation focused primarily on large capitalization issues, the Fund benefited as this sector once again led the market's rebound in October. So, while it is far too early to make any definitive judgments regarding the Fund's long-term potential, we are pleased with its initial results.

Fund Structure

   While optimistic about prospects for the financial markets in the months ahead, we expect the markets will continue to be somewhat volatile. As a result, as of November 30, 1998, exposures in the stocks were at the low end of the Fund's allocation range at 50%. Approximately 45% of our assets were invested in fixed income securities. The remainder of the portfolio was held in cash and cash equivalents.

Looking Ahead

   Clearly, our economy is slowing and corporate profits will drop in the coming year -- due to slowing demand at home and abroad. Looking overseas, it is also evident that while the turmoil may have subsided, many economies in Asia and elsewhere have a good deal of work yet to do. At the same time, however, central bankers worldwide are now on watch -- and there is very real reason to believe that progress will be made. This, coupled with lower interest rates, should help stabilize the global situation and lead bonds to resume their rally. With regard to equities, however, while we are optimistic for their long-term prospects, we do believe caution is warranted in the short run.

 " . . .while it is far too early to make any definitive judgment regarding the Fund's long-term potential, we are pleased with its initial results."

[BOUNDING BOX]

                      AGGREGATE TOTAL RETURN as of 11/30/98
--------------------------------------------------------------------------------
                                               Cumulative Since Inception/2
--------------------------------------------------------------------------------
  Class I Shares/1                                         1.33%
--------------------------------------------------------------------------------
  Class A Shares                                           4.00%
  Class A Shares, with Load/3                             (0.98)%
--------------------------------------------------------------------------------
  Class B Shares                                           3.36%
  Class B Shares, with Load/4                             (1.64)%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada Balanced Allocation Fund's date of inception was July 10, 1998 for Class I Shares, July 31, 1998 for Class A Shares and November 11, 1998 for Class B Shares.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 4.75%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

[GRAPHIC OMITTED]

                          Armada Fixed Income Outlook

                          Income Market Overview

   In short, the six months ended November 30, 1998, were very challenging ones for fixed income investors. As the period opened, aftershocks from events in Asian markets reached our own -- and indications that our economy was slowing began to materialize. While worries about inflation were non-existent, concern about deflation increased. Anxiety in the marketplace, already high, mounted. Then, in August, evidence that the Russian economy was on the verge of disintegration sent anxiety skyrocketing. Investors ran for cover. In the days that followed the collapse of Long Term Capital Management, a highly-leveraged, multi-billion hedge fund, exacerbated the situation. Liquidity evaporated. Looking for a safe haven, investors worldwide poured money into U.S. Treasury securities, and fixed income sectors across the spectrum felt the effects.

Cooler Heads Prevail

   Many of the situations that had convulsed the markets in August had eased somewhat by late September. On reflection, many realized that while the Russia situation was dire, its economy is, in fact, smaller than that of the Netherlands. Its ups and downs have far more of a psychological impact on global markets than a financial one. With regard to more tangible problems, the Asian markets had calmed somewhat. The Japanese had begun to take steps, albeit baby ones, towards real banking reform. The International Monetary Fund (IMF) was working with the Brazilians to stabilize their economy. On the home front, a group of investment banks, with the help of monetary authorities provided Long Term Capital Management with the capital to unwind their positions. Also, in an effort to provide liquidity and restore confidence, the Federal Reserve made the first of what were three cuts in short-term interest rates over the course of the next two months.

   As a result, by the period's end, the environment had improved significantly. In fact, in the closing weeks, several large corporate issues were brought to market and were well-supported. Nonetheless, throughout the period as uncertainty wreaked havoc, intermediate and short-term Treasury securities were the only place to be. Moreover, the risks involved in all other types of fixed income securities underwent a huge repricing. In fact, at one point during the period past, spreads on emerging market debt and high yield securities widened to levels not seen since the last recession.

Confidence Makes a Comeback

   In recent weeks, the markets have been more liquid, due to the Federal Reserve's efforts at home and constructive steps taken abroad. Consequently, confidence is returning. But, sentiment still favors high quality, intermediate-term securities -- and this may be the case over the near-term while the environment clears. As a result, we expect to approach the marketplace cautiously. At the same time, however, we are optimistic about the Funds' prospects. Given the environment of the past several months, there is a good deal of supply in the pipeline, particularly in the corporate arena. Many of these securities, when issued, will present attractive opportunities for investors. In addition, due to our belief that interest rates would fall, our portfolios were positioned to benefit. Given the uncertainty, quality standards were also strictly maintained throughout the year. As a result, we believe our Funds are well-positioned for the declining rate environment and somewhat choppy markets we see ahead.

[GRAPHIC OMITTED]

                Armada Total Return Advantage Fund Overview

                Comments from the National Asset Management Team

Fund Performance

   For the six months ended November 30, 1998, the Fund produced a total return of 5.65% for institutional investors and 5.32% (before sales charges) for retail class A investors. Over the same period, the industry benchmark, the Lehman Government/Corporate Bond Index, posted a total return of 5.90%. As of the same date, also, the Fund had SEC 30-day yields of 5.40% and 4.87% for institutional and retail shares, respectively.

Fund Strategy

   Investor concern over events in Asian markets, turmoil in Russia and a possible slow-down in growth at home rose to a fever pitch in late summer. Treasury securities quickly became the only game in town -- and all other fixed income securities suffered as liquidity vanished. Consistent with our belief that interest rates would continue to fall, the duration of the Fund's holdings was longer than the industry average at the period's start. This positioning helped. Holdings in the Treasury sector also performed extremely well. Moreover, as the market stabilized in the period's closing months, non-government issues strengthened. Nevertheless, because the portfolio was over-weighted in these sectors in the most tumultuous weeks of the period, performance was affected.

Fund Structure

   As of November 30, 1998 approximately 30.3% of the Fund's assets were invested in U.S. Treasury and Agency securities, 7.9% in mortgage-backed securities, 36.5% in corporate bonds, 19.7% in asset-backed securities with the remainder invested in a range of government securities. As of the same date, the average credit quality of the Fund's holdings was triple-A. The average maturity of the portfolio's holdings was 12.13 years versus the industry benchmark of
10.41 years.

Looking Ahead

   In an effort to restore liquidity and confidence, the Federal Reserve has cut interest rates three times over the past several months. Key to any further action, we believe, is the Fed's assessment of how non-U.S. markets fare over the next several months. If, in the Fed's opinion, these threaten to stall or fall, we could see further easing. Here, however, many of the governments in Asia, including Japan, are making reforms. Clearly, these changes will not be effective overnight, but they are signs that real progress is in the offing in Asia. The situation in Latin America is also improving. As a result, we expect the next few months to be good ones for non-government markets. With a longer than average duration positioning and a heavier than average weighting in non-government issues, the Fund should benefit as rates fall and confidence returns to the marketplace.

   "With a longer than average duration positioning and a heavier than average weighting in non-government issues, the Fund should benefit as rates fall and confidence returns to the marketplace."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

------------------------------------------------------------------------------------------------------------------
                                                           Annualized       Annualized         Cumulative
                                 6 Month      1 Year         3 Year      Since Inception/2   Since Inception/2
------------------------------------------------------------------------------------------------------------------
  Class I Shares/1                 5.65%        9.63%          7.37%           9.06%             46.46%
------------------------------------------------------------------------------------------------------------------
  Class A Shares                   5.32%        9.15%          7.04%           8.67%             42.18%
  Class A Shares, with Load/3      0.32%        3.95%          5.30%           7.42%             35.39%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada Total Return Advantage Fund's date of inception was July 7, 1994 for Class I Shares and September 6, 1994 for Class A Shares.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 4.75%.

[GRAPHIC OMITTED]

                      Armada Bond Fund Overview

                      Comments from the Taxable Fixed Income Team

Fund Performance

   For the six months ended November 30, 1998, the Fund produced a total return of 5.17% for institutional investors and 5.05% (before sales charges) for retail class A investors. Over the same period, the Fund's benchmark, the Lehman Aggregate Index, posted a total return of 5.15%. As of the same date, also, the Fund had SEC 30-day yields of 4.96% and 4.70% for institutional and retail shares, respectively.

Fund Strategy

   A duration longer than the Index and solid security selection enabled the Fund to outperform industry averages in the volatile markets of the period. As events unfolded and markets worldwide tumbled, investors sought shelter and found it in Treasury securities. Heavily-weighted in Treasury securities in August, the Fund was well-positioned to weather the storm. For additional protection, Treasury exposure was increased as the markets grew more volatile. Moreover, while corporate securities were weak, those in the intermediate range of the curve where the Fund's holdings were concentrated, suffered the least. An underweighting in mortgage-backed securities that were particularly hard hit, also helped.

Fund Structure

   As of November 30, 1998 approximately 33.8% of the Fund's assets were invested in U.S. Treasury and Agency securities, 20.5% in mortgage-backed securities, 23.4% in corporate bonds, 14.3% in asset-backed securities with the remainder invested in a range of government securities. As of the same date, the average maturity of the portfolio's holdings was 9.51 years; the average credit quality, triple-A.

Looking Ahead

   In recent weeks as confidence and liquidity have begun to reappear in the marketplace, sectors beyond Treasuries are strengthening. As a result, should the environment continue to firm, we may move to take advantage of some of the attractive opportunities in non-government sectors that the recent turmoil created. At the same time, however, we are somewhat wary. Domestically and globally, several of the most worrisome situations improved significantly, but problems can always resurface. Consequently, while we are optimistic about the Fund's prospects in the months ahead, we continue to take a cautious and conservative approach to the marketplace.

  "A duration longer than the Index and solid security selection enabled the Fund to outperform industry averages in the volatile markets of the period."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98
---------------------------------------------------------------------------------------------------------------
                                                                               Annualized     Cumulative
                                                               Annualized        Since           Since
                                     6 Month       1 Year/2      3 Year/2      Inception/2     Inception/2
---------------------------------------------------------------------------------------------------------------
  Class I Shares/1                     5.17%         9.10%        6.86%           7.64%          37.28%
---------------------------------------------------------------------------------------------------------------
  Class A Shares                       5.05%         8.84%        6.67%           8.57%          20.01%
  Class A Shares, with Load/3          0.08%         3.65%        4.94%           6.20%          14.28%
---------------------------------------------------------------------------------------------------------------
  Class B Shares                       4.68%         8.54%        6.51%           6.99%           6.26%
  Class B Shares, with Load/4         (0.32)%        3.54%        5.33%           1.40%           1.26%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada Bond Fund's date of inception was August 10, 1994, for Class I Shares, September 11, 1996, for Class A Shares and January 6, 1998, for Class B Shares. The annualized 3-year returns of the Class A Shares and the one year and annualized 3-year returns of the Class B Shares include information from the commencement of operations of the Class I Shares, rather than the date Class A or Class B Shares were introduced. The performance of the Class A or Class B Shares prior to their introduction date does not reflect shareholder servicing fees, which, if reflected, would reduce the performance quoted for such periods.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 4.75%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

[GRAPHIC OMITTED]

                     Armada Intermediate Bond Fund Overview

                     Comments from the Taxable Fixed Income Team

Fund Performance

   For the six months ended November 30, 1998, the Fund produced a total return of 4.74% for institutional investors and 4.51% (before sales charges) for retail class A investors. Over the same period, the industry benchmark, the Lehman Intermediate Government/Corporate Bond Index, posted a total return of 5.90%. As of the same date, also, the Fund had SEC 30-day yields of 5.46% and 4.79% for institutional and retail shares, respectively.

Fund Strategy

   Given the declining interest rate environment and increased volatility in the marketplace, the Fund entered the period underweighted in non-government issues and overweighted in Treasury securities. In addition, because it appeared that interest rates would continue trending downward, the average duration of our portfolio was somewhat longer than that of the Index. As a result, the Fund was well-positioned for the events of August and September. Of course, like virtually all other fixed income securities, exposures in asset-backed and non-government issues underperformed. The damage here, however, was minimized by the exceptionally strong performance of the Fund's sizable exposure in Treasuries.

Fund Structure

   As of November 30, 1998, approximately 51.2% of the Fund's assets were invested in asset-backed and mortgage-backed securities, 31.9% was held in corporate bonds, and the remainder was held in cash or cash equivalents. As of the same date, the average maturity of the portfolio's holdings was 6.06 years.

Looking Ahead

   In recent weeks, as the environment both at home and abroad eased somewhat, the marketplace became more liquid and somewhat more stable. Securities beyond Treasuries have showed signs of firming. Moreover, in the wake of the turmoil, very attractive opportunities appeared. Should the environment continue to improve in the coming weeks, we may move to take advantage of some of these. At the same time, however, we are wary -- uncertainty still looms over the global markets and U.S. economic data is sending mixed signals on growth. Problems can resurface. Consequently, while we are optimistic about the Fund's prospects in the months ahead, we expect to maintain our conservative posture and approach the markets cautiously.

 ". . . the average duration of our portfolio was somewhat longer than that of the Index. As a result, the Fund was well-positioned for the events of August and September."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

----------------------------------------------------------------------------------------------------------------
                                                                                   Annualized    Cumulative
                                                         Annualized   Annualized      Since         Since
                                   6 Month    1 Year/2    3 Year/2     5 Year/2    Inception/2   Inception/2
----------------------------------------------------------------------------------------------------------------
  Class I Shares/1                   4.74%      7.99%      6.24%        5.64%        7.75%          94.96%
----------------------------------------------------------------------------------------------------------------
  Class A Shares                     4.51%      7.52%      5.88%        5.33%        7.16%          69.41%
  Class A Shares, with Load/3       (0.45)%     2.41%      4.16%        4.31%        6.47%          61.29%
----------------------------------------------------------------------------------------------------------------
  Class B Shares                     4.16%      6.85%      5.65%        5.19%        6.09%           5.46%
  Class B Shares, with Load/4       (0.84)%     1.85%      4.45%        4.88%        0.51%           0.46%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada Intermediate Bond Fund's date of inception was December 20, 1989 for Class I Shares, April 15, 1991, for Class A Shares and January 6, 1998, for Class B Shares. The one-year, 3-year and 5-year returns of the Class B Shares include information from the commencement of operations of the Class I Shares, rather than the date Class B Shares were introduced. The performance of the Class B Shares prior to their introduction date does not reflect shareholder servicing fees, which, if reflected, would reduce the performance quoted for such periods.

3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 4.75%.
4 Performance calculated based on the maximum deferred sales charge in effect at November 30, 1998, of 5.00%.

[GRAPHIC OMITTED]

                  Armada GNMA Fund Overview

                  Comments from the Taxable Fixed Income Team

Fund Performance

   For the six months ended November 30, 1998, the Fund produced a total return of 3.16% for institutional investors and 3.03% (before sales charges) for retail class A investors. Over the same period, the Fund's benchmark, the Lehman GNMA Index posted a total return of 3.47%. As of the same date, the Fund had SEC 30-day yields of 6.00% and 5.52% for institutional and retail shares, respectively.

Fund Strategy

   Timely allocation decisions plus durations longer than the Index were primarily responsible for the Fund's strong performance in the tumultuous environment of the period. As interest rates moved lower earlier in the year, prepayment risk on mortgage-backed securities increased. In response, exposures in the sector were reduced in favor of Treasuries in the spring. In addition, the Fund maintained an overweighting in seasoned issues that are less likely to experience prepayment volatility. As a result, when investors began moving en masse to quality, our mortgage-backed holdings suffered but to a far lesser degree than many others.

Fund Structure

   As of November 30, 1998 approximately 4.7% of the Fund's assets were invested in U.S. Treasury and Agency securities and 87.4% in mortgage-backed securities. The remainder was held in cash and cash equivalents. As of the same date, the average maturity of the portfolio's holdings was 8.92 years.

Looking Ahead

   With situations both at home and abroad stabilizing, the Federal Reserve's recent actions to cut interest rates and non-existent inflationary pressure, the environment in the marketplace has improved significantly over the past two months. Sectors trampled underfoot as investors fled to safety are making a comeback -- among them, mortgage-backed. At the same time, it appears that interest rates are trending downward, and prepayment risks are high. Consequently, while we may increase the Fund's holdings in mortgage-backs in the months ahead, we will continue to seek out and focus on less prepayment sensitive issues.

 "Timely allocation decisions plus durations longer than the Index were primarily responsible for the Fund's strong performance in the tumultuous environment of the period."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

---------------------------------------------------------------------------------------------------------------
                                                                             Annualized     Cumulative
                                                              Annualized        Since          Since
                                     6 Month       1 Year      3 Year/2      Inception/2    Inception/2
---------------------------------------------------------------------------------------------------------------
  Class I Shares/1                    3.16%         6.99%        7.14%         8.30%          40.98%
---------------------------------------------------------------------------------------------------------------
  Class A Shares                      3.03%         6.73%        6.94%         8.62%          20.14%
  Class A Shares, with Load/3        (1.89)%        1.63%        5.24%         6.26%          14.43%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada GNMA Fund's date of inception was August 10, 1994 for Class I Shares and September 11, 1996 for Class A Shares. The annualized 3-year return of the Class A Shares includes information from the commencement of operations of the Class I Shares, rather than the date Class A Shares were introduced. The performance of the Class A Shares prior to their introduction date does not reflect shareholder servicing fees, which, if reflected, would reduce the performance quoted for such periods.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 4.75%.

[GRAPHIC OMITTED]

                  Armada Enhanced Income Fund Overview

                  Comments from the Taxable Fixed Income Team

Fund Performance

   For the six months ended November 30, 1998, the Fund produced a total return of 3.65% for institutional investors and 3.70% (before sales charges) for retail class A investors. Over the same period, the industry benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index, posted a total return of 4.48%. As of the same date, also, the fund had SEC 30-day yields of 5.31% and 5.01% for institutional and retail shares, respectively.

Fund Strategy

   Consistent with our belief that interest rates would trend downward, the average duration of the Fund was somewhat longer than that of the Index throughout the period. This positioning contributed positively to performance. However, in this fund, our efforts are focused on maintaining a yield advantage with high quality spread product -- and virtually all higher yielding issues suffered as investors fled to Treasuries in August and September. As the markets calmed down throughout the fall, many of these securities strengthened, and as the period drew to a close, began gaining on Treasuries. Nevertheless, due to its heavy weighting is asset-backed and exposures in non-government sectors during this extremely volatile period, the Fund lagged its benchmark.

Fund Structure

   As of November 30, 1998, approximately 24.7% of the Fund's assets were invested in U.S. Treasury and Agency securities, 9.0% in mortgage-backed securities, 16.7% in corporate bonds, 43.0% in asset-backed securities with the remainder invested in a range of government securities. As of the same date, the average maturity of the portfolio's holdings was 4.11 years; the average credit quality, triple-A.

Looking Ahead

   While the weeks ahead could be bumpy ones, we are optimistic about the Fund's prospects. At home and abroad, the environment has improved significantly. Liquidity is returning to the marketplace, albeit slowly. Already showing strength, our holdings should continue to bounce back in the months ahead. At the same time, however, we are wary. Progress is being made on the problems that triggered the "quality stampede" -- but most are still a long way from resolution. Anxiety still lingers just below the surface at home and abroad. Consequently, we expect to approach the markets cautiously in the months ahead.

"At home and abroad, the environment has improved significantly. Already showing strength, our holdings should continue to bounce back in the months ahead."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

---------------------------------------------------------------------------------------------------------------
                                                                             Annualized     Cumulative
                                                              Annualized        Since          Since
                                     6 Month       1 Year       3 Year       Inception/2    Inception/2
---------------------------------------------------------------------------------------------------------------
  Class I Shares/1                    3.65%         6.76%        6.15%         6.26%          30.61%
---------------------------------------------------------------------------------------------------------------
  Class A Shares                      3.70%         6.86%        6.08%         6.26%          29.23%
  Class A Shares, with Load/3         0.80%         3.97%        5.09%         5.55%          25.62%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada Enhanced Income Fund's date of inception was July 7, 1994 for Class I Shares and September 9, 1994 for Class A Shares.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 2.75%.

[GRAPHIC OMITTED]

                  Armada Tax Exempt Outlook

                  Tax Exempt Market Overview

Remarks from the Advisers

   Uncertainty regarding the impact of events abroad on the U.S. economy rippled through the financial markets during the six months ended November 30, 1998. All markets and all sectors were affected. Enthusiasm for Treasury securities skyrocketed. Not quite as liquid, but perceived to be quite safe, municipal funds experienced price gains as the Federal Reserve moved to lower interest rates three times over the period. As a result, despite the extremely volatile environment in the taxable markets, municipal markets were quiet in comparison and posted gains.

   Going forward, we believe the months ahead will be good for the municipals and the fixed income markets. Balance sheets across the country are very strong, and surpluses abound. While rates may drop lower in the coming months, many municipalities may not need to issue new bonds, or given the surpluses, have the taxpayer support to do so. In addition, many municipalities completed restructuring outstanding debt in the low interest rate environment of the past year. Consequently, new issuance in the year ahead may be rather light and tighter supply will further stabilize the market. Given the instability of other financial markets in recent months, and what we believe lies ahead, the sheer stability of munis alone may attract more investors in the near-term, and over the long run.

[GRAPHIC OMITTED]

                  Armada Ohio Tax Exempt Fund Overview

                  Comments from the Tax Exempt Fixed Income Team

Recent Performance

   For the six months ended November 30, 1998, the Armada Ohio Tax-Exempt Fund returned 3.42% for institutional investors and 3.46% for retail investors (before sales charges). By comparison, over the same period, the Lehman Seven Year Municipal Bond Index returned 3.89%. Please note, however, that this benchmark tracks the performance of municipal bonds of varying degrees of quality in markets across the country. Over the course of the period, and in fact since inception, the Fund's portfolio has been concentrated in high quality securities issued by the State of Ohio.

Fund Strategy

   As the taxable fixed income markets grew more volatile during the six months ended November 30, 1998, many investors sought safe haven in strong muni credits. As a result, the period was a good one for the Ohio muni market in general, and for the Fund in particular. Concentrated in intermediate-term securities, the portfolio's performance was strong as interest rates fell. These issues were among the strongest performers in muni markets across the country and in Ohio. As volatility in the taxable markets increased, and quality became investors' overriding concern, with its portfolio focused on quality, the Fund was well-positioned for this turn of events.

Fund Structure

   As of November 30, 1998, holdings in the Fund's portfolio had an average maturity of approximately 7.4 years and an effective duration of 5.8 years. The average credit quality of the Fund's holdings was a strong double-A. Approximately 45% of the portfolio's assets were invested in general obligation securities. The remainder was held in revenue issues such as education, sewer and water issues. Given the environment, no major changes are anticipated in the Fund's quality or credit structures in the months ahead.

Looking Ahead

   Going forward, we are optimistic in both the long and short-term for the Ohio municipal market. In the short-term, with a new governor and administration able to assess the situation objectively, school funding should become more of a financial issue. Whatever decisions are made, it appears that eventually the courts will be called upon to rule on the matter. Given this, we do not expect this issue to be resolved in any time in the very near future.

   Absent much of the sound and fury of the past year over this, the Ohio muni marketplace is likely to be relatively quiet in the months ahead. Moreover, given that demand for high quality municipal securities is strong, and may grow stronger if volatility in the taxable markets increases and even greater numbers of baby boomers seek safe havens, the market should remain very firm.

 "Concentrated in intermediate-term securities, the portfolio's performance was strong as interest rates fell . . . These issues were among the strongest performers in muni markets across the country and in Ohio."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

---------------------------------------------------------------------------------------------------------------
                                                                               Annualized     Cumulative
                                                    Annualized   Annualized       Since         Since
                              6 Month     1 Year      3 Year       5 Year      Inception/2    Inception/2
---------------------------------------------------------------------------------------------------------------
  Class I Shares/1              3.42%      6.60%        5.63%        5.30%        6.11%         69.50%
---------------------------------------------------------------------------------------------------------------
  Class A Shares                3.46%      6.61%        5.63%        5.31%        6.22%         58.49%
  Class A Shares, with Load/3   0.39%      3.42%        4.56%        4.67%        5.80%         53.78%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada Ohio Tax Exempt Fund's date of inception was January 5, 1990 for Class I Shares and April 15, 1991 for Class A shares.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 3.00%.

[GRAPHIC OMITTED]

                  Armada Pennsylvania Municipal Fund Overview

                  Comments from the Tax Exempt Fixed Income Team

Recent Performance

   For the six months ended November 30, 1998, the Armada Pennsylvania Municipal Fund returned 3.62% for institutional investors and 3.76% (before sales charges) for retail investors. By comparison, over the same period, the Lehman Seven Year Municipal Bond Index returned 3.89%. Please note, however, that this benchmark tracks the performance of municipal bonds of varying degrees of quality in markets across the country. Over the course of the period, and in fact, since inception, the Fund's portfolio has been concentrated in high quality securities issued in the State of Pennsylvania.

Fund Strategy

   Refusing to compromise quality and chase yields, the portfolio's assets were invested primarily in intermediate-term, high quality securities over the course of the period. These holdings performed extremely well as interest rates dropped and the environment in the taxable markets grew more volatile. In addition, the Fund's focus on quality insulated it from the credit quality problems that plagued the Pennsylvania marketplace over the past year. With over 82% of its assets in securities rated triple-A by one or more of the major rating agencies, the Fund felt almost none of the fallout from the bankruptcy of the Allegheny Health, Education and Research Foundation (AHERF).

Fund Structure

   Over the course of the period, the Fund's average duration was lengthened slightly, moving out from 5.5 years at the start to 5.75 years on November 30, 1998. Approximately 48% of the portfolio's assets were invested in general obligation or escrowed securities. The remainder were held in revenue issues such as education, sewer and water issues. Given the environment, no major changes are anticipated to the Fund's quality or maturity structures in the months ahead.

Looking Ahead

   Going forward, we are optimistic about the Fund's prospects. Clearly, as the AHERF situation plays itself out, the market may be more volatile than other muni markets across the country. Nevertheless, while supply in the marketplace of higher quality issues is relatively tight, municipal balance sheets across the state are in good shape and are likely to remain so for some time to come. So, looking beyond hospital-related issues, we expect that interest in Pennsylvania muni securities, particularly high quality bonds, will remain high. Also, given the interest rate environment, we believe high quality securities with non-callable or beneficial call features will perform particularly well and we will look to increase exposure here in the coming months.

". . . the Fund's focus on quality insulated it from the credit quality problems that plagued the Pennsylvania marketplace over the past year."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

-------------------------------------------------------------------------------------------------------------
                                                                             Annualized      Cumulative
                                                              Annualized        Since          Since
                                     6 Month       1 Year      3 Year/2      Inception/2     Inception/2
-------------------------------------------------------------------------------------------------------------
  Class I Shares/1                     3.62%         6.71%        5.57%         5.86%          27.79%
-------------------------------------------------------------------------------------------------------------
  Class A Shares                       3.76%         6.80%        5.56%         6.82%          15.77%
  Class A Shares, with Load/3          0.68%         3.61%        4.48%         5.38%          12.33%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada Pennsylvania Municipal Fund's date of inception was August 10, 1994 for Class I Shares and September 11, 1996 for Class A shares. The annualized 3-year return of the Class A Shares includes information from the commencement of operations of the Class I shares, rather than the date Class A Shares were introduced. The performance of the Class A Shares prior to their introduction date does not reflect shareholder servicing fees, which, if reflected, would reduce the performance quoted for such periods.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998, of 3.00%.

[GRAPHIC OMITTED]

                 Armada National Tax Exempt Fund Overview

                 Comments from the Tax Exempt Fixed Income Team

Recent Performance

   For the six months ended November 30, 1998, the Armada National Tax-Exempt Fund returned 3.61% for institutional investors and 3.53% (before sales charges) for retail investors. By comparison, over the same period, the Lehman Seven Year Municipal Bond Index returned 3.89%. Please note, however, that this benchmark tracks the performance of municipal bonds of varying degrees of quality. Over the course of the period, and in fact, since inception, the Fund's portfolio has been concentrated in high quality issues.

Fund Strategy

   As interest rates dropped and investors looked to lengthen maturities during the six months period, attention focused on the intermediate range of the yield curve. Concentrated in such issues, the Fund benefited. Moreover, given the volatility of the financial markets, quality was also a key concern. Here, having refused to compromise credit standards to chase yields earlier in the year, the Fund was well-positioned when market sentiment shifted dramatically and investors fled to quality. In short, the type of high quality, intermediate-issues the Fund holds were very strong performers over the course of the period.

Fund Structure

   The growth of the Fund was also enhanced by the addition of assets from the Fort Wayne National Common Trust Fund. The blending of these assets into our portfolio gave us greater flexibility in making adjustments to the Fund's positioning over the course of the period. As of November 30, 1998, the Fund had a duration of 5.2 years with an average maturity of 6.5 years. Approximately 50% of the portfolio's assets were invested in general obligation or escrowed securities with the remainder held in revenue issues. Widely diversified, the portfolio has holdings in over 25 states. And, as always, the credit quality is extremely high-the average credit quality of the portfolio's holding is a strong double-A.

Looking Ahead

   Looking ahead, we believe that interest rates may move lower. Nonetheless, because many municipalities have already taken advantage of the low interest rate environment and because short-term capital is available at such low rates, we do not expect the supply of municipals to surge in the coming months. As a result, we're optimistic about the Fund's prospects in the months ahead. With the holdings still concentrated in high quality, intermediate-term securities, the Fund should do well in the declining rate environment we see ahead.

    ". . . the type of high quality, intermediate-issues the Fund holds were very strong performers over the course of the period."

[BOUNDING BOX]

               AGGREGATE TOTAL RETURN as of 11/30/98

------------------------------------------------------------------------------------------------------------------------
                                                                                            Annualized    Cumulative
                                                      Annualized  Annualized   Annualized      Since        Since
                                 6 Month   1 Year/2    3 Year/2    5 Year/2    10 Year/2    Inception/2   Inception/2
------------------------------------------------------------------------------------------------------------------------
  Class I Shares/1                3.61%      7.13%      4.07%       4.16%        6.41%         7.27%        4.62%
------------------------------------------------------------------------------------------------------------------------
  Class A Shares                  3.53%      6.77%      3.95%       4.09%        6.37%         7.30%        3.16%
  Class A Shares, with Load/3    (1.39)%     1.66%      2.28%       3.09%        5.85%        (3.89)%      (1.74)%

[END OF BOUNDING BOX]

            Past performance is not predictive of future performance.

1 Class I Shares are sold primarily to banks and trust companies which are affiliated with National City Corporation and clients of National Asset Management Corporation ("NAM"). Certain account level charges may apply.
2 The Armada National Tax Exempt Fund's date of inception was April 9, 1998 for Class I Shares and June 22, 1998 for Class A Shares. The one year, annualized 3-year, annualized 5-year and annual 10-year returns of the Class I and A Shares includes performance of a predecessor common trust fund which commenced operations on July 31, 1984.
3 Performance calculated based on the maximum front-end sales charge in effect at November 30, 1998 of 4.75%.

[GRAPHIC OMITTED]

                           Armada Money Market Outlook

                           Money Market Overview

   Very simply, the taxable money markets were extremely volatile over the course of the six months ended November 30, 1998. Events in markets abroad and indications that our own economy was slowing prompted a stampede to quality. In August, the possible collapse of a multi-billion dollar hedge fund exacerbated the situation. Treasury securities traded at rich premiums and liquidity virtually vanished from all other sectors of the marketplace. While relatively calmer, the atmosphere in the tax-free markets wasn't much better--strong supply and declining interest rates dampened enthusiasm considerably.

   In a move to restore confidence and liquidity, the Federal Reserve cut interest rates in the final two months of the period. On this, as well as positive moves by governments overseas to reform their markets and economies, anxiety in the taxable markets subsided, but did not disappear completely. Nevertheless, to a large degree, the Fed was successful. As the period drew to a close, liquidity began to trickle back into the market. But it was a trickle, and to date, with liquidity still hard to come by, it is still oftentimes hard to maneuver. consistent with our belief that rates would decline, however, we had worked hard earlier in the year to extend the maturities of the funds. As a result, we're pleased to report that the Funds were well-positioned throughout the period and for the current environment.

   Going forward, we believe rates will remain flat or trend downward. While there is room for such a decline in the taxable arena, rates are already low in the tax-free sector. Here, at some point, we will hit a bottom--and, we may, in fact see that point very soon. Given these circumstances, while opportunities to extend maturities are still few and far between, we will continue to aggressively seek out and capitalize on them in both the taxable and tax-free markets. With regard to the taxable funds, in the months ahead, we expect to explore a wider range of opportunities. At no time, however, in any of our efforts, will we compromise the Fund's high quality standards in order to enhance yield. As always, we believe that quality will be the key to performance in the months ahead.

   The Money Market Fund: As of November 30, 1998, approximately 74.6% of the Fund's assets were invested in commercial paper with the remainder invested in overnight securities. The average maturity of the Fund's holdings was 51 days.

   The Government Money Market Fund: As of November 30, 1998, the Fund's assets were invested in overnight securities as well as short-term agency and treasury securities. The average maturity of the portfolio was approximately 46 days.

   The Treasury Money Market Fund: The Fund was invested in 100% U.S. Treasury Securities as of November 30, 1998, and the average maturity of the portfolio was 48 days.

   The Tax-Exempt Fund: As of November 30, 1998, the average maturity of assets in the Fund's portfolio was approximately 47 days. As of the same date, assets were invested primarily in high quality variable demand notes, tax-exempt commercial paper and short-term bonds.

   The Pennsylvania Tax-Exempt Money Market Fund: As of November 30, 1998, the Fund's assets were primarily invested in daily and weekly variable rate paper, tax-exempt commercial paper and the shorter maturities of long-term tax-exempt issues. As of the same date, the average maturity of the Fund's holdings was 51 days.

   The Ohio Tax-Exempt Money Market Fund: Launched September 15, 1998, the Fund's assets were invested primarily in daily and weekly variable rate paper, tax-exempt commercial paper and the shorter maturities of long-term tax-exempt issues as of November 30, 1998. As of the same date, the average maturity of the Fund's holdings was 49 days.

[GRAPHIC OMITTED]

                        Statement of Net Assets

                        Armada International Equity Fund

November 30, 1998
(Unaudited)
                                                           Number        Value
                                                         of Shares       (000)
                                                         ---------       -----
COMMON STOCK -- 95.1%
Argentina -- 0.3%
  YPF ADR ......................................          18,000        $   531
                                                                        -------
Australia -- 3.7%
  National Australia Bank ......................           1,400             21
  National Australia Bank ADR ..................          27,700          2,067
  News Limited ADR?1? ..........................          60,200          1,686
  Rio Tinto ....................................         170,000          2,189
                                                                        -------
                                                                          5,963
                                                                        -------
Austria -- 0.8%
  Mayr-Melnhof Karton ..........................          27,900          1,279
                                                                        -------
Belgium -- 2.5%
  Colruyt ......................................           1,270            989
  Fortis .......................................           9,500          3,015
                                                                        -------
                                                                          4,004
                                                                        -------
Bermuda -- 3.1%
  Exel Limited, Series A .......................          20,993          1,577
  Mutual Risk Management .......................          43,000          1,578
  Tyco International ...........................          27,000          1,777
                                                                        -------
                                                                          4,932
                                                                        -------
Denmark -- 1.8%
  Tele Danmark, Series B .......................          12,000          1,340
  Unidanmark, Series A .........................          18,400          1,502
                                                                        -------
                                                                          2,842
                                                                        -------
Finland -- 1.7%
  Nokia ADR ....................................          18,200          1,784
  Nokia Oyj, Series A ..........................           9,300            911
                                                                        -------
                                                                          2,695
                                                                        -------
France -- 8.2%
  Altran Technologies SA .......................           3,500            813
  AXA ..........................................          21,200          2,739
  L'Oreal ......................................           3,850          2,397
  Lyonnaise Des Eaux ...........................          13,600          2,685
  Pinault-Printemps-Redoute ....................           8,150          1,390
  Rhone Poulenc ADR ............................          15,000            750
  Total, Series B ..............................           2,500            310
  Total ADR ....................................          24,100          1,473
  Valeo ........................................           6,750            578
                                                                        -------
                                                                         13,135
                                                                        -------
Germany -- 7.6%
  Allianz AG ...................................           6,500          2,340
  BASF .........................................          18,700            708
  Bayerische Vereinsbank .......................          15,000          1,298
  BHF Bank .....................................          40,000          1,580
  Buderus ......................................           2,000            772
  DaimlerChrysler ADR* .........................           7,482            686

                                                           Number        Value
                                                         of Shares       (000)
                                                         ---------       -----
COMMON STOCK -- Continued
Germany -- Continued
  DaimlerChrysler* .............................           6,030        $   566
  Hoechst ......................................          27,500          1,180
  Mannesmann ...................................           9,500          1,028
  Veba .........................................          20,350          1,128
  Volkswagen ...................................           9,900            805
                                                                        -------
                                                                         12,091
                                                                        -------
Hong Kong -- 1.0%
  Hong Kong & China Gas ........................         481,800            641
  Li & Fung ....................................         530,000            996
                                                                        -------
                                                                          1,637
                                                                        -------
Ireland -- 1.8%
  Bank of Ireland ..............................          68,400          1,416
  Elan ADR* ....................................          21,000          1,431
                                                                        -------
                                                                          2,847
                                                                        -------
Italy -- 3.2%
  Istituto Bancario San
   Paolo di Torino .............................         173,261          2,844
  Telecom Italia ADR ...........................          27,600          2,229
                                                                        -------
                                                                          5,073
                                                                        -------
Japan -- 15.1%
  Advantest ....................................          27,400          1,830
  Bridgestone ..................................          88,000          2,059
  Canon ........................................          43,000            950
  Daiwa House Industries .......................         165,000          1,749
  Fuji Heavy Industries ........................         300,000          1,499
  Fuji Photo Film ..............................          45,000          1,682
  Fujitsu Support & Service ....................           4,000            224
  Ito Yokado ...................................          37,000          2,260
  Kao ..........................................          77,000          1,457
  NTT ..........................................             131            979
  Seven-Eleven .................................          14,000          1,035
  SMC ..........................................          11,600            866
  Softbank .....................................          33,000          1,903
  Sony .........................................          15,700          1,149
  Takeda Chemical Industries ...................          74,000          2,495
  Tokio Marine & Fire Insurance ................          93,000          1,050
  Yahoo Japan* .................................              15            963
                                                                        -------
                                                                         24,150
                                                                        -------
Netherlands -- 9.7%
  Aegon ADR ....................................          15,400          1,632
  Akzo Nobel ...................................             900             37
  Akzo Nobel ADR ...............................           8,000            327
  ING Groep ....................................          18,800          1,077
  Koninklijke KPN ..............................          23,049            995
  Koninklijke Ahold ADR ........................          59,700          2,071

                      See Accompanying Notes

[GRAPHIC OMITTED]

                        Statement of Net Assets

                        Armada International Equity Fund

November 30, 1998
(Unaudited)

                                                           Number        Value
                                                         of Shares       (000)
                                                         ---------       -----

COMMON STOCK -- Continued
Netherlands -- Continued
  Nutreco Holding ..............................          42,900        $ 1,683
  Philips Electronics ADR ......................          15,500            981
  Royal Dutch Petroleum ........................           7,000            335
  Royal Dutch Petroleum,
   NY Shares ...................................          24,400          1,147
  TNT Post Group ...............................          23,049            580
  Unilever ADR .................................          30,200          2,335
  Wolters Kluwer ...............................          12,000          2,288
                                                                        -------
                                                                         15,488
                                                                        -------
Norway -- 0.4%
  Norsk Hydro ..................................          16,800            631
                                                                        -------
Singapore -- 0.4%
  Flextronics International* ...................          10,000            665
                                                                        -------
Spain -- 3.6%
  Banco Bilbao Vizcaya ADR .....................          31,700            499
  Endesa ADR ...................................          87,100          2,265
  Telefonica de Espana ADR .....................          15,700          2,188
  Telepizza* ...................................          88,660            762
                                                                        -------
                                                                          5,714
                                                                        -------
Sweden -- 2.2%
  Fastighets AB Balder* ........................           1,820             17
  Pharmacia & Upjohn ...........................          51,400          2,676
  Svenska Cellulosa, Series A ..................          27,400            596
  Svenska Cellulosa, Series B ..................          13,000            285
                                                                        -------
                                                                          3,574
                                                                        -------
Switzerland -- 6.1%
  Nestle .......................................             850          1,766
  Novartis .....................................           1,650          3,098
  Roche Holding ................................             150          1,763
  Swiss Reinsurance ............................           1,250          3,160
                                                                        -------
                                                                          9,787
                                                                        -------
United Kingdom -- 21.3%
  Abbey National ...............................         127,100          2,568
  Allied Zurich* ...............................         101,200          1,444
  BOC Group ....................................          65,000            944
  British Aerospace ............................         196,000          1,684
  British American Tobacco .....................          32,500            298
  British Petroleum ADR ........................          15,300          1,409
  Cable & Wireless .............................          85,000          1,079
  Compass Group ................................          68,000            727
  Diageo ADR ...................................          32,716          1,495
  General Electric .............................         181,000          1,479
  Glaxo Wellcome ...............................          21,385            676
  Glaxo Wellcome ADR ...........................          61,100          3,880
  Logica .......................................         215,000          1,560

                                                         Number of        Value
                                                      Shares/Par (000)    (000)
                                                      ----------------    -----

COMMON STOCK -- Continued
United Kingdom -- Continued
  Marks & Spencer .........................              116,700       $    793
  National Grid Group .....................              291,390          2,315
  Pearson .................................              138,700          2,493
  Royal & Sun Alliance ....................              199,700          1,667
  Siebe ...................................              257,200            925
  SmithKline Beecham ADR ..................               33,100          2,017
  Tesco ...................................              504,400          1,489
  Tomkins ADR .............................               86,700          1,571
  Vodafone Group ..........................              101,000          1,491
                                                                       --------
                                                                         34,004
                                                                       --------
United States -- 0.6%
  Amoco ...................................               15,200            896
                                                                       --------
TOTAL COMMON STOCK
   (Cost $135,212) .............................................        151,938
                                                                       --------
PREFERRED STOCK -- 0.4%
Germany -- 0.4%
  SAP .....................................                1,200            625
                                                                       --------
TOTAL PREFERRED STOCK
   (Cost $380) .................................................            625
                                                                       --------
CLOSED END INVESTMENT COMPANY -- 0.4%
  European Warrant Fund* ..................                   39            676
                                                                       --------
TOTAL CLOSED END INVESTMENT COMPANY
   (Cost $881) .................................................            676
                                                                       --------
FOREIGN BONDS -- 1.0%
  United Kingdom Treasury
      8.000%.......................06/10/03                  810          1,506
                                                                       --------
TOTAL FOREIGN BONDS
   (Cost $1,519) ...............................................          1,506
                                                                       --------
CASH EQUIVALENT -- 2.9%
  Goldman Sachs Financial
    Square Premium Money
    Market Fund ...........................                4,611          4,611
                                                                       --------
TOTAL CASH EQUIVALENT
   (Cost $4,611) ...............................................          4,611
                                                                       --------
TOTAL INVESTMENTS -- 99.8%
   (Cost $142,603) .............................................       $159,356
                                                                       ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.2% .................................................            373
                                                                       --------


                      See Accompanying Notes

[GRAPHIC OMITTED]

                        Statement of Net Assets

                        Armada International Equity Fund

November 30, 1998
(Unaudited)

                                                         Value
                                                         (000)
                                                         -----

NET ASSETS:
  Portfolio shares of Class I (unlimited
   authorization -- no par value)
   based on 15,031,210 outstanding
   shares of beneficial interest .................    $151,805
  Portfolio shares of Class A (unlimited
   authorization -- no par value) based on
   57,254 outstanding shares of
   beneficial interest ...........................         603
  Portfolio shares of Class B (unlimited
   authorization -- no par value) based
   on 2,030 outstanding shares of
   beneficial interest ...........................          22
  Undistributed net investment income ............       1,000
  Accumulated net realized loss
   on investments ................................     (10,358)
  Net unrealized appreciation
   on investments ................................      16,753
  Net realized loss from foreign
   currency transactions .........................         (91)
  Net unrealized depreciation of foreign
   currency and translation of other assets
   and liabilities in foreign
   currency investments ..........................          (5)
                                                      --------
TOTAL NET ASSETS -- 100.0% .......................    $159,729
                                                      ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ..............................      $10.58
                                                      ========
NET ASSET VALUE AND
   REDEMPTION PRICE PER
   SHARE -- CLASS A ..............................      $10.54
                                                      ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($10.54 divide 94.5%) .........................      $11.15
                                                      ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS B ....................      $10.52
                                                      ========


----------
  * Non-income producing security
    ADR -- American Depository Receipt



                      See Accompanying Notes

[GRAPHIC OMITTED]

                        Financial Highlights

                        Armada International Equity Fund

For a Fund Share Outstanding Throughout Each Period

                                                            For the Six Months
                                                          Ended November 30, 1998                    For the Period
                                                                (Unaudited)                        Ended May 31, 1998
                                                      ---------------------------------      ---------------------------------
                                                       Class I     Class A      Class B       Class I/5    Class A/5    Class B/6
                                                       -------     -------      -------       ---------    ---------    --------
Net asset value, beginning of period ................ $  10.86       $10.82       $10.83       $  10.00      $10.00      $ 9.30
                                                      --------       ------       ------       --------      ------      ------
Income From Investment Operations
  Net investment income/(loss) ......................     0.00        (0.02)       (0.06)          0.08        0.04        0.05
  Net gain on securities (realized and unrealized) ..    (0.28)       (0.26)       (0.25)          0.79        0.79        1.48
                                                      --------       ------       ------       --------      ------      ------
     Total from investment operations ...............    (0.28)       (0.28)       (0.31)          0.87        0.83        1.53
                                                      --------       ------       ------       --------      ------      ------
Less Distributions
  Dividends from net investment income ..............    (0.00)       (0.00)       (0.00)         (0.01)      (0.01)      (0.00)
                                                      --------       ------       ------       --------      ------      ------

     Total distributions ............................    (0.00)       (0.00)       (0.00)         (0.01)      (0.01)      (0.00)
                                                      --------       ------       ------       --------      ------      ------
Net asset value, end of period ...................... $  10.58       $10.54       $10.52       $  10.86      $10.82      $10.83
                                                      ========       ======       ======       ========      ======      ======
Total Return.........................................    (2.58)%/7    (2.59)%/4,7  (2.86)%/4,7     8.76%/7     8.28%/4,7  16.45%/4,7
Ratios/Supplemental Data
  Net assets, end of period (in 000's) .............. $159,104       $  604       $   21       $135,942      $  276      $    1
  Ratio of expenses to average net assets ...........     1.36%/1,8    1.61%/2,8    2.36%/3,8      1.09%/1,8   1.39%/2,8   2.08%/3,8
  Ratio of net investment income/(loss) to
   average net assets ...............................     0.21%/1,8   (0.09)%/2,8  (0.94)%/3,8     1.19%/1,8   1.49%/2,8   0.59%/3,8
  Portfolio turnover rate ...........................       39%          39%          39%            28%         28%         28%


  1 The operating expense ratio and net investment income/(loss) ratio before fee waivers by the Investment Adviser for Class I for the periods ended November 30, 1998 and May 31, 1998 would have been 1.36% and 0.21%, 1.24% and 1.04%, respectively.
  2 The operating expense ratio and net investment income/(loss) ratio before fee waivers by the Investment Adviser for Class A for the periods ended November 30, 1998 and May 31, 1998 would have been 1.61% and (0.09)%, 1.47%
     and 1.41%, respectively.
  3 The operating expense ratio and net investment income/(loss) ratio before fee waivers by the Investment Adviser for Class B for the periods ended November 30, 1998 and May 31, 1998 would have been 2.36% and (0.94)%, 2.14%
     and 0.53%, respectively.
  4  Total return excludes sales charge.
  5  Class I and Class A both commenced operations on August 1, 1997.
  6  Class B commenced operations on January 6, 1998.
  7  Returns are for the period indicated and have not been annualized.
  8  Annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Small Cap Growth Fund

November 30, 1998
(Unaudited)

                                                           Number         Value
                                                          of Shares       (000)
                                                         -----------      -----
COMMON STOCK -- 89.9%
Advertising -- 0.8%
  ADVO* ............................................      20,000        $    517
                                                                        --------
Aerospace & Defense -- 0.4%
  Aeroflex* ........................................      17,000             233
                                                                        --------
Broadcasting, Newspapers &
Advertising -- 0.9%
  Citadel Communications* ..........................      22,500             551
                                                                        --------
Business Services -- 22.8%
  American Bank Note
   Holographics* ...................................      80,575           1,088
  American Management Systems ......................      35,000           1,035
  Barnett* .........................................      70,000             888
  Boron Lepore & Associates* .......................      13,600             418
  Concord EFS* .....................................      19,600             623
  Dames & Moore ....................................      55,000             705
  DST Systems* .....................................      14,000             758
  DVI* .............................................      21,700             384
  FYI* .............................................      26,600             838
  Hagler Bailly* ...................................      26,000             471
  International Telecommunications
   Data Systems* ...................................      20,500             505
  Iron Mountain* ...................................      21,800             640
  Lason * ..........................................       8,000             492
  Metzler Group* ...................................      21,700             903
  NCO Group* .......................................      13,570             501
  Nova* ............................................      22,800             725
  Policy Management Systems* .......................      46,000           2,352
  Tetra Technologies* ..............................      50,312           1,053
                                                                        --------
                                                                          14,379
                                                                        --------
Computers Services -- 12.8%
  Ardent Software* .................................      27,000             479
  Aspen Technology* ................................      20,500             286
  Axent Technologies* ..............................      19,500             511
  Black Box* .......................................      30,000           1,052
  Cognos* ..........................................      65,000           1,300
  Datastream Systems* ..............................      23,500             242
  Engineering Animation* ...........................      12,200             478
  Genesys Telecom Labs* ............................      18,200             522
  HNC Software* ....................................       8,800             290
  Infinium Software * ..............................       5,500              35
  New Dimension Software* ..........................      14,200             475
  Software AG Systems* .............................      44,500             857
  Symix Systems* ...................................      13,570             274
  Systems & Computer
   Technology* .....................................      39,200             714

                                                           Number         Value
                                                         of Shares        (000)
                                                        -----------       -----
COMMON STOCK -- Continued
Computers Services -- Continued
  Unigraphics Solutions* ...........................      19,600        $    292
  Visio Corporation* ...............................       7,700             272
                                                                        --------
                                                                           8,079
                                                                        --------
Drugs & Health Care -- 2.2%
  Gliatech* ........................................      14,700             358
  NBTY Incorporated* ...............................      44,300             271
  Parexel International* ...........................      15,900             415
  Scios ............................................      43,000             325
                                                                        --------
                                                                           1,369
                                                                        --------
Electrical Equipment -- 2.2%
  Dallas Semiconductor .............................      37,000           1,397
                                                                        --------
Electronics -- 2.0%
  Maxwell Technologies* ............................      18,200             483
  Mercury Computer Systems* ........................      33,600             748
                                                                        --------
                                                                           1,231
                                                                        --------
Entertainment -- 1.3%
  Macrovision* .....................................      23,100             839
                                                                        --------
Financial Services -- 0.3%
  Amresco ..........................................      29,000             212
                                                                        --------
Hazardous Waste Management -- 0.7%
  Casella Waste Systems, Cl A* .....................      14,200             443
                                                                        --------
Home Furnishings & Housewares -- 0.9%
  Ethan Allen Interiors ............................      15,000             592
                                                                        --------
Hotels & Lodging -- 1.8%
  Pegasus Systems * ................................      22,500             501
  Vistana* .........................................      44,500             629
                                                                        --------
                                                                           1,130
                                                                        --------
Information Retrieval Services -- 1.5%
  QRS* .............................................      22,500             941
                                                                        --------
Insurance - Life -- 4.6%
  Annuity & Life* ..................................      59,700           1,521
  Scottish Annuity & Life* .........................      28,000             354
  Wackenhut Corrections* ...........................      39,000           1,053
                                                                        --------
                                                                           2,928
                                                                        --------
Insurance - Property and Casualty -- 1.5%
  Frontier Insurance Group .........................      67,600             959
                                                                        --------
Leasing & Renting -- 2.6%
  Renters Choice* ..................................      26,700             644
  United Rentals* ..................................      38,500           1,011
                                                                        --------
                                                                           1,655
                                                                        --------


                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Small Cap Growth Fund

November 30, 1998
(Unaudited)

                                                             Number       Value
                                                           of Shares      (000)
                                                          -----------     -----
COMMON STOCK -- Continued
Machinery & Heavy Equipment -- 1.1%
  Nordson ..........................................      15,000        $    713
                                                                        --------
Machinery (Electric) -- 1.3%
  Donaldson ........................................      40,000             800
                                                                        --------
Medical & Medical Services -- 13.8%
  ABR Information Services* ........................      37,200             627
  American Oncology Resources* .....................      42,000             470
  Biomatrix* .......................................      12,000             583
  Carematrix* ......................................      26,200             734
  Life Technologies ................................      17,000             634
  Medquist* ........................................      20,700             632
  NCS Healthcare, Cl A* ............................      23,844             491
  Orthodontic Centers of America* ..................      25,000             478
  Priority Healthcare, Cl B* .......................       2,850             104
  QuadraMed* .......................................      32,900             788
  Sabratek* ........................................      13,570             229
  Serologicals* ....................................      51,500           1,539
  Shared Medical Systems ...........................      23,700           1,241
  Sunrise Assisted Living* .........................       4,200             181
                                                                        --------
                                                                           8,731
                                                                        --------
Paper & Paper Products -- 1.0%
  Bemis ............................................      16,200             613
                                                                        --------
Petroleum & Fuel Products -- 0.6%
  Omni Energy Services* ............................      36,700             358
                                                                        --------
Pharmaceutical -- 2.7%
  Jones Pharmaceuticals ............................      27,700             997
  King Pharmaceuticals* ............................      48,800             730
                                                                        --------
                                                                           1,727
                                                                        --------
Railroads -- 0.3%
  Motivepower Industries* ..........................       5,400             164
                                                                        --------
Retail -- 1.1%
  Fred's, Class A ..................................      19,700             277
  Men's Wearhouse* .................................      15,900             402
                                                                        --------
                                                                             679
                                                                        --------
Semi-Conductors/Instruments -- 4.2%
  Atmi* ............................................       8,500             163
  Photronics Labs* .................................      10,000             200
  Sanmina* .........................................      10,200             508
  SDL* .............................................      15,300             341
  Synopsys* ........................................      30,000           1,419
                                                                        --------
                                                                           2,631
                                                                        --------

                                                        Number of         Value
                                                     Shares/PAR (000)      (000)
                                                     ---------------      -----
COMMON STOCK -- Continued
Telephones & Telecommunication -- 3.6%
  Brightpoint*......................................    56,500           $   848
  Dycom Industries*.................................    14,000               550
  Pacific Gateway Exchange*.........................    19,625               881
                                                                         -------
                                                                           2,279
                                                                         -------
Telecommunications Equipment -- 0.3%
  World Access*.....................................    10,600               216
                                                                         -------
Wholesale -- 0.6%
  Ha Lo Industries*.................................    10,800               345
                                                                         -------
Total Common Stock
  (Cost $53,440)....................................                      56,711
                                                                         -------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 0.8%
  Federal Home Loan Mortgage Corporation -- 0.8%
    Discount Note
      4.950%...............12/03/98                       $150               150
      5.170%...............12/01/98                        350               350
                                                                         -------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $500)................................................               500
                                                                         -------
COMMERCIAL PAPER -- 4.5%
  John Deer
      4.870%...............12/01/98                      2,850             2,850
                                                                         -------
TOTAL COMMERCIAL PAPER
   (Cost $2,847)..............................................             2,850
                                                                         -------
CASH EQUIVALENT -- 4.8%
  Goldman Sachs Financial Square Premium
    Money Market Fund...............................     3,044             3,044
                                                                         -------
TOTAL CASH EQUIVALENT
   (Cost $3,044)..............................................             3,044
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
   (Cost $59,831).............................................           $63,105
                                                                         =======
OTHER ASSETS AND LIABILITIES,
   NET -- 0.0%................................................                23
                                                                         -------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Small Cap Growth Fund
November 30, 1998
(Unaudited)
                                                                         Value
                                                                         (000)
                                                                         -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   5,966,608 outstanding shares of
   beneficial interest .........................................       $ 62,873
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   47,867 outstanding shares of
   beneficial interest .........................................            551
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   1,234 outstanding shares of
   beneficial interest .........................................             10
  Accumulated net realized loss
   on investments ..............................................         (3,972)
  Net unrealized appreciation
   on investments ..............................................          3,717
  Overdistributed net investment income ........................            (51)
                                                                       --------
TOTAL NET ASSETS -- 100.0% .....................................       $ 63,128
                                                                       ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................................       $  10.49
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................................       $  10.46
                                                                       ========
MAXIMUM OFFERING PRICE
   PER SHARE -- CLASS A
   ($10.46 / 94.5%) ............................................       $  11.07
                                                                       ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ..................................       $  10.40
                                                                       ========


-------------
  *Non-income producing security.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Financial Highlights

                          Armada Small Cap Growth Fund

For a Fund Share Outstanding Throughout Each Period

                                                             For the Six Months
                                                           Ended November 30, 1998                      For the Period
                                                                 (Unaudited)                          Ended May 31, 1998
                                                    -------------------------------------     -----------------------------------

                                                     Class I      Class A      Class B       Class I/6   Class A/6    Class B/7
                                                  -----------     -------      -------       ---------   ---------    ---------
Net asset value, beginning of period.............    $ 11.69      $11.68       $11.66         $ 10.00      $10.00       $10.64
                                                     -------      ------       ------         -------      ------       ------
Income From Investment Operations
  Net investment income/(loss)...................      (0.01)      (0.02)        0.36            0.01        0.01        (0.01)
  Net gain/(loss) on securities
    (realized and unrealized)....................      (1.19)      (1.20)       (1.62)           1.72        1.71         1.03
                                                     -------      ------       ------         -------      ------       ------
     Total from investment operations............      (1.20)      (1.22)       (1.26)           1.73        1.72         1.02
                                                     -------      ------       ------         -------      ------       ------
Less Distributions
  Dividends from net investment income...........      (0.00)      (0.00)       (0.00)          (0.01)      (0.01)       (0.00)
  Distributions from net realized capital gains..      (0.00)      (0.00)       (0.00)          (0.03)      (0.03)       (0.00)
                                                     -------      ------       ------         -------      ------       ------
     Total distributions.........................      (0.00)      (0.00)       (0.00)          (0.04)      (0.04)       (0.00)
                                                     -------      ------       ------         -------      ------       ------
Net asset value, end of period...................    $ 10.49      $10.46       $10.40         $ 11.69      $11.68       $11.66
                                                     =======      ======       ======         =======      ======       ======
Total Return                                          (10.26)%/5  (10.45)%/4,5 (10.81)%/4,5     17.35%/5    17.18%/4,5    9.59%/4,5
Ratios/Supplemental Data
  Net assets, end of period (in 000's)...........    $62,614      $  501       $   13         $54,476       $ 331       $    1
  Ratio of expenses to average net assets........       1.21%/8     1.46%/8      2.17%/8         0.98%/1,8   1.23%/2,8    1.92%/3,8
  Ratio of net investment income/(loss) to
    average net assets...........................      (0.16)%/8   (0.41)%/8    (0.95)%/8        0.14%/1,8  (0.32)%/2,8  (0.87)%/3,8
  Portfolio turnover rate........................         60%         60%          60%             31%         31%          31%

  1 The operating expense ratio and the net investment income ratio before fee waivers by the Administrator for Class I for the period ended May 31, 1998 would have been 1.09% and 0.03%, respectively.

  2 The operating expense ratio and the net investment income/(loss) ratio before fee waivers by the Administrator for Class A for the period ended May 31, 1998 would have been 1.34% and (0.43)%, respectively.

  3 The operating expense ratio and the net investment income ratio before fee waivers by the Administrator for Class B for the period ended May 31, 1998 would have been 3.06% and (2.01)%, respectively.

  4  Total return excludes sales charge.

  5  Returns are for the period indicated and have not been annualized.

  6  Class I and Class A both commenced operations on August 1, 1997.

  7  Class B commenced operations on January 6, 1998.

  8  Annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Small Cap Value Fund

November 30, 1998
(Unaudited)
                                                          Number         Value
                                                        of Shares        (000)
                                                       -----------       -----

COMMON STOCK -- 97.6%
Automotive Parts-Equipment -- 3.1%
  Amcast Industrial ................................     100,800       $  1,770
  Simpson Industries ...............................     130,000          1,361
  Spartan Motors ...................................     187,200          1,176
  Standard Products ................................     125,000          2,328
  Transpro .........................................     251,400          1,524
                                                                       --------
                                                                          8,159
                                                                       --------
Banking -- 4.1%
  First Virginia Banks .............................      87,500          3,927
  UnionBanCal ......................................      68,700          6,857
                                                                       --------
                                                                         10,784
                                                                       --------
Broadcasting -- 0.7%
  Liberty ..........................................      39,000          1,892
                                                                       --------
Building & Building Supplies -- 0.7%
  Patrick Industries ...............................     125,000          1,883
                                                                       --------
Business Servicess -- 3.7%
  BancTec* .........................................     220,000          2,901
  Wang Labs* .......................................     265,000          6,724
                                                                       --------
                                                                          9,625
                                                                       --------
Chemicals -- 3.0%
  Geon .............................................     180,000          4,005
  High Plains* .....................................     324,600            598
  Terra Industries .................................     256,800          1,396
  Wellman ..........................................     141,000          1,710
                                                                       --------
                                                                          7,709
                                                                       --------
Computer Software -- 6.8%
  Adobe Systems ....................................     100,000          4,487
  Autodesk .........................................     150,000          5,466
  Mapinfo* .........................................     174,500          2,410
  Structural Dynamics Research* ....................     100,000          1,744
  Wall Data* .......................................     211,700          3,612
                                                                       --------
                                                                         17,719
                                                                       --------
Computers -- 2.2%
  Exabyte* .........................................     230,000          1,703
  MicroAge* ........................................     227,100          3,988
                                                                       --------
                                                                          5,691
                                                                       --------
Containers & Packaging -- 1.4%
  Crown Cork & Seal ................................     105,000          3,544
                                                                       --------
Drugs & Health Care -- 1.9%
  Bindley Western Industries .......................     130,000          5,021
                                                                       --------
Electronics -- 3.9%
  Arrow Electronics* ...............................     170,000          3,698
  Bell Industries* .................................     250,000          2,609
  Bell Micro Products* .............................     324,100          2,988
  Jaco Electronics* ................................     190,000            873
                                                                       --------
                                                                         10,168
                                                                       --------

                                                          Number          Value
                                                        of Shares         (000)
                                                       -----------       -----

COMMON STOCK -- Continued
Entertainment -- 1.3%
  King World Productions* ..........................     120,000       $  3,270
                                                                       --------
Freight and Shipping -- 1.6%
  Air Express International ........................     110,000          2,444
  Pittstion Burlington Group .......................     183,100          1,591
                                                                       --------
                                                                          4,035
                                                                       --------
Financial Services -- 5.6%
  ARM Financial Group, Class A .....................     269,400          5,792
  Liberty Financial Companies ......................     160,150          4,654
  Phoenix Investment Partners ......................     478,800          4,070
                                                                       --------
                                                                         14,516
                                                                       --------
Foods -- 0.5%
  John B. Sanfillippo* .............................     114,000            431
  Thorn Apple Valley* ..............................     291,100            955
                                                                       --------
                                                                          1,386
                                                                       --------
Household Products -- 0.7%
  RIVAL ............................................     177,500          1,891
                                                                       --------
Insurance -- 0.9%
  PMI Group ........................................      45,000          2,461
                                                                       --------
Insurance - Life -- 0.6%
  Kansas City Life Insurance .......................      20,200          1,654
                                                                       --------
Insurance - Property and Casualty -- 6.1%
  Commerce Group ...................................      63,900          2,189
  Farm Family Holdings* ............................      51,000          1,785
  Harleysville Group ...............................     213,900          4,532
  Horace Mann Educators ............................     130,000          3,664
  PXRE .............................................      85,000          1,886
  Selective Insurance Group ........................     100,000          1,894
                                                                       --------
                                                                         15,950
                                                                       --------
Leisure -- 2.6%
  Arctic Cat .......................................     175,500          1,832
  Brunswick ........................................     220,000          4,840
                                                                       --------
                                                                          6,672
                                                                       --------
Manufactured Housing -- 4.0%
  Cavalier Homes ...................................     422,000          4,563
  Fleetwood Enterprises ............................     100,000          3,369
  Southern Energy Homes* ...........................     360,700          2,480
                                                                       --------
                                                                         10,412
                                                                       --------
Marine Transportation -- 0.1%
  Alexander & Baldwin ..............................      17,000            391
                                                                       --------
Measuring Devices -- 0.5%
  X-Rite ...........................................     152,500          1,334
                                                                       --------

                      See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Small Cap Value Fund

November 30, 1998
(Unaudited)

                                                         Number          Value
                                                        of Shares        (000)
                                                      -----------        -----
COMMON STOCK -- Continued
Medical & Medical Services -- 3.7%
  Imation* .........................................     225,700       $  3,668
  Maxicare Health Plans* ...........................     247,500          1,446
  West .............................................     145,651          4,424
                                                                       --------
                                                                          9,538
                                                                       --------
Metals & Mining -- 3.5%
  Cleveland Cliffs .................................     130,900          4,982
  Nord Resources* ..................................     464,400            842
  Southern Peru Copper .............................     275,700          3,239
                                                                       --------
                                                                          9,063
                                                                       --------
Oil & Equipment Services -- 0.3%
  BJ Services Companies* ...........................      50,000            691
  Seitel* ..........................................       7,100             95
                                                                       --------
                                                                            786
                                                                       --------
Oil & Gas -- 2.1%
  Miller Exploration* ..............................     150,000            745
  Noble Affiliates .................................      75,000          1,898
  Patina Oil & Gas .................................     145,000            417
  Seagull Energy* ..................................     305,000          2,497
                                                                       --------
                                                                          5,557
                                                                       --------
Paper & Forest Products -- 5.1%
  Rayonier .........................................      60,000          2,550
  Rock-Tenn ........................................     308,200          5,028
  Union Camp Corporation ...........................      90,000          5,822
                                                                       --------
                                                                         13,400
                                                                       --------
Real Estate -- 1.9%
  Great Lakes REIT .................................     197,500          3,111
  Thornburg Mortgage Asset .........................     222,800          1,950
                                                                       --------
                                                                          5,061
                                                                       --------
Restaurants -- 2.0%
  Buffets* .........................................     175,000          2,045
  Piccadilly Cafeterias ............................     145,000          1,550
  Rare Hospitality* ................................     125,000          1,555
                                                                       --------
                                                                          5,150
                                                                       --------
Retail Merchandising -- 0.7%
  Bon Ton Stores* ..................................     235,000          1,821
                                                                       --------
Savings & Loan Associations -- 1.5%
  Washington Federal ...............................     150,000          3,834
                                                                       --------
Semi-Conductors/Instruments -- 2.6%
  Lattice Semiconductor* ...........................     147,500          5,444
  Opti* ............................................     341,400          1,376
                                                                       --------
                                                                          6,820
                                                                       --------


                                                           Number         Value
                                                          of Shares       (000)
                                                         -----------      -----
COMMON STOCK -- Continued
Semi-Conductors/Capital Equipment -- 3.7%
  Cypress Semiconductor* ...........................     275,000       $  2,802
  Electroglas* .....................................     140,000          2,004
  LTX* .............................................     285,000            935
  Silicon Valley Group* ............................     315,000          3,878
                                                                       --------
                                                                          9,619
                                                                       --------
Specialty Chemicals -- 2.4%
  Hanna Company ....................................     100,000          1,406
  Optical Coating Laboratory .......................     100,000          1,888
  Schulman .........................................     145,000          3,104
                                                                       --------
                                                                          6,398
                                                                       --------
Steel -- 6.1%
  AK Steel Holding .................................      60,000          1,151
  Inland Steel Industries ..........................     186,532          3,416
  Insteel Industries ...............................     328,400          1,847
  Material Sciences* ...............................     125,000          1,125
  Novamerican Steel* ...............................     242,500          1,349
  Olympic Steel* ...................................     387,500          2,301
  Ryerson Tull, Class A* ...........................     229,900          2,543
  Steel Technologies ...............................     258,800          2,143
                                                                       --------
                                                                         15,875
                                                                       --------
Tire & Rubber -- 1.9%
  Cooper Tire & Rubber .............................     170,000          3,326
  TBC ..............................................     247,500          1,702
                                                                       --------
                                                                          5,028
                                                                       --------
Tobacco -- 0.5%
  DIMON ............................................     150,000          1,228
                                                                       --------
Transportation -- 1.6%
  Amerco* ..........................................     175,000          4,091
                                                                       --------
Trucking -- 2.0%
  US Freightways ...................................      55,000          1,478
  Yellow* ..........................................     230,000          3,723
                                                                       --------
                                                                          5,201
                                                                       --------
TOTAL COMMON STOCK
   (Cost $256,727) .............................................        254,637
                                                                       --------
PREFERRED STOCK -- 0.8%
Finance -- 0.8%
  Thornburg Mortgage Asset .........................      85,000          2,035
                                                                       --------
TOTAL PREFERRED STOCK
   (Cost $2,243) ...............................................          2,035
                                                                       --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Small Cap Value Fund

November 30, 1998
(Unaudited)

                                           PAR          Value
                                          (000)         (000)
                                        -----------        -----
CASH EQUIVALENT -- 1.0%
  Fidelity Domestic Money
    Market Fund .....................      2,495        $  2,495
                                                        --------
TOTAL CASH EQUIVALENT
   (Cost $2,495) ....................................      2,495
                                                        --------
TOTAL INVESTMENTS -- 99.4%
   (Cost $261,465) ..................................   $259,167
                                                        ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.6% ......................................      1,615
                                                        --------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   17,874,983 outstanding shares
   of beneficial interest ...........................    239,671
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   831,550 outstanding shares of
   beneficial interest ..............................     11,222
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   19,651 outstanding shares
   of beneficial interest ...........................        260
  Accumulated net realized gain
   on investments ...................................     11,362
  Net unrealized depreciation on investments ........     (2,298)
  Undistributed net investment income ...............        565
                                                        --------
TOTAL NET ASSETS -- 100.0% ..........................   $260,782
                                                        ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS I .............................   $  13.94
                                                        ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A .......................   $  13.64
                                                        ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($13.64 / 94.5%) ................   $  14.43
                                                        ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B .......................   $  13.58
                                                        ========


-------------------
  * Non-income producing security
    REIT -- Real Estate Investment Trust


                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Financial Highlights

                          Armada Small Cap Value Fund

For a Fund Share Outstanding Throughout Each Period


                                           For the Six Months                              For the Year Ended May 31,
                                         Ended November 30, 1998               ---------------------------------------------------
                                              (Unaudited)                                    1998                      1997
                                       --------------------------------        ----------------------------     ------------------
                                         Class I    Class A     Class B        Class I  Class A   Class B/6     Class I   Class A
                                         -------    --------    -------        -------- -------   ---------     -------   -------
Net asset value, beginning
 of period..........................   $  15.72     $ 15.47       $15.42       $  15.15  $ 14.95    $15.28      $  13.10   $12.94
                                       --------     -------       ------       --------  -------    ------      --------   ------
Income From Investment Operations
  Net investment income.............       0.06        0.04         0.06           0.06     0.01      0.00          0.09     0.08
  Net gain/(loss) on securities
   (realized and unrealized)........      (1.79)      (1.83)       (1.90)          2.87     2.84      0.14          2.90     2.83
                                       --------     --------      ------       --------  -------    ------      --------   ------
     Total from investment
        operations..................      (1.73)      (1.79)       (1.84)          2.93     2.85      0.14          2.99     2.91
                                       --------     --------      ------       --------  -------    ------      --------   ------
Less Distributions
  Dividends from net
   investment income................      (0.05)      (0.04)       (0.00)         (0.07)   (0.04)    (0.00)        (0.09)   (0.05)
  Dividends in excess of net
   investment income................      (0.00)      (0.00)       (0.00)         (0.00)   (0.00)    (0.00)        (0.00)   (0.00)
  Distributions from net realized
   capital gains....................      (0.00)      (0.00)       (0.00)         (2.29)   (2.29)    (0.00)        (0.85)   (0.85)
                                       --------     -------       ------       --------  -------    ------      --------   ------
     Total distributions............      (0.05)      (0.04)       (0.00)         (2.36)   (2.33)    (0.00)        (0.94)   (0.90)
                                       --------     -------       ------       --------  -------    ------      --------   ------
Net asset value, end of period......   $  13.94     $ 13.64       $13.58       $  15.72  $ 15.47    $15.42      $  15.15   $14.95
                                       ========     =======       ======       ========  =======    ======      ========   ======
Total Return........................     (11.04)%/7  (11.60)%/5,7 (11.93)%/5,7    19.82%   19.51%/5  19.12%/4,5    23.61%   23.26%/5
Ratios/Supplemental Data
  Net assets, end of period
    (in 000's)......................   $249,170     $11,345       $  267       $284,295  $10,634    $   61      $199,311   $4,929
  Ratio of expenses to
   average net assets...............       1.03%/4     1.28%/4      1.99%/4        0.98%    1.23%     1.92%/4       0.97%    1.22%
  Ratio of net investment
   income/(loss) to average
   net assets.......................       0.82%/4     0.57%/4     (0.14)%/4       0.43%    0.19%    (0.48)%/4      0.83%    0.57%
  Portfolio turnover rate...........         45%         45%          45%            89%      89%       89%           64%      64%



                                                                 For the Period
                                  For the Year Ended May 31,      Ended May 31,
                                              1996                    1995
                                  -------------------------   ---------------------
                                      Class I    Class A      Class I3     Class A3
                                      -------    -------      --------     --------
Net asset value, beginning
 of period..........................   $ 11.38    $11.26     $ 10.00      $ 10.16
                                       -------    ------     -------      -------
Income From Investment Operations
  Net investment income.............      0.08      0.06        0.10         0.07
  Net gain/(loss) on securities
   (realized and unrealized)........      2.41      2.37        1.36         1.11
                                       -------    ------     -------      -------
     Total from investment
        operations..................      2.49      2.43        1.46         1.18
                                       -------    ------     -------      -------
 Less Distributions
  Dividends from net
   investment income................     (0.08)    (0.06)      (0.04)       (0.04)
  Dividends in excess of net
   investment income................     (0.02)    (0.02)      (0.00)       (0.00)
  Distributions from net realized
   capital gains....................     (0.67)    (0.67)      (0.04)       (0.04)
                                       -------    ------     -------      -------
     Total distributions............     (0.77)    (0.75)      (0.08)       (0.08)
                                       -------    ------     -------      -------
Net asset value, end of period......    $13.10    $12.94      $11.38       $11.26
                                       =======    ======     =======      =======
Total Return........................     22.64%    22.28%/5    17.42%/4     14.80%/4,5
Ratios/Supplemental Data
  Net assets, end of period
    (in 000's)......................   $99,294    $4,702     $50,993       $3,567
  Ratio of expenses to
   average net assets...............      1.05%/1   1.30%/2     1.01%/1,4    1.34%/2,4
  Ratio of net investment
   income/(loss) to average
   net assets.......................      0.83%/1   0.58%/2     1.31%/1,4    1.09%/2,4
  Portfolio turnover rate...........       106%      106%         69%          69%

1 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for Class I for the year ended May 31, 1996, would have been 1.06% and .82%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for Class I for the period ended May 31, 1995, would have been 1.15% and 1.17%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for Class A for the year ended May 31, 1996 would have been 1.32% and .56%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for Class A for the period ended May 31, 1995, would have been 1.38% and 1.05%, respectively.
3 Class I and Class A commenced operations on July 26, 1994, and August 15,
  1994, respectively.
4 Annualized.
5 Total return excludes sales charge.
6 Class B commenced operations on January 6, 1998.
7 Returns are for the period indicated and have not been annualized.


                             See Accompanying Notes

[GRAPHIC OMITTED]
                           Statement of Net Assets

                           Armada Equity Growth Fund

November 30, 1998
(Unaudited)
                                                           Number        Value
                                                         of Shares       (000)
                                                        -----------     --------
COMMON STOCK -- 97.6%
Advertising -- 0.6%
  Omnicom Group ....................................     135,000 $         7,214
                                                                        --------
Airlines -- 2.0%
  AMR* .............................................     100,200           6,607
  Southwest Airlines ...............................     921,800          19,819
                                                                        --------
                                                                          26,426
                                                                        --------
Apparel/Textiles -- 0.3%
  Cintas ...........................................      74,000           4,075
                                                                        --------
Banking -- 2.8%
  Comerica .........................................      80,950           5,221
  Fleet Financial Group ............................      60,800           2,535
  MBNA .............................................     267,500           6,069
  Mellon Bank ......................................      40,000           2,517
  Northern Trust ...................................      62,200           5,027
  State Street .....................................     147,600          10,129
  Wells Fargo ......................................     134,000           4,824
                                                                        --------
                                                                          36,322
                                                                        --------
Broadcasting & Publishing -- 2.2%
  Time Warner ......................................     273,000          28,870
                                                                        --------
Cable Broadcasting -- 0.8%
  Comcast ..........................................      80,000           3,882
  Cox Communications* ..............................      20,000           1,054
  Mediaone Group* ..................................      30,000           1,215
  Tele-Communications, Class A* ....................     110,000           4,644
                                                                        --------
                                                                          10,795
                                                                        --------
Chemicals -- 0.6%
  Avery Dennison ...................................      35,000           1,678
  E.I. duPont de Nemours ...........................      90,800           5,334
  Monsanto .........................................      30,000           1,359
                                                                        --------
                                                                           8,371
                                                                        --------
Communications Equipment -- 5.1%
  Cisco Systems* ...................................     452,000          34,084
  Lucent Technologies ..............................     288,888          24,862
  Tellabs* .........................................     140,000           7,564
                                                                        --------
                                                                          66,510
                                                                        --------
Computer Hardware -- 5.9%
  Dell Computer* ...................................     284,600          17,298
  EMC* .............................................     210,000          15,225
  Gateway 2000* ....................................     158,000           8,868
  Hewlett Packard ..................................      40,000           2,510
  International Business Machines ..................     200,600          33,099
                                                                        --------
                                                                          77,000
                                                                        --------


                                                         Number           Value
                                                       of Shares          (000)
                                                       -----------        -----
COMMON STOCK -- Continued
Computer Software -- 5.1%
  BMC Software* ....................................     240,000         $12,248
  Computer Associates International ................     245,400          10,859
  Microsoft* .......................................     359,000          43,809
                                                                         -------
                                                                          66,916
                                                                         -------
Diversified Manufaturing -- 2.7%
  Tyco International ...............................     450,800          29,668
  United Technologies ..............................      47,800           5,124
                                                                         -------
                                                                          34,792
                                                                         -------
Drugs & Health Care -- 16.5%
  Abbott Laboratories ..............................     306,720          14,723
  American Home Products ...........................     165,000           8,786
  Bristol-Myers Squibb .............................     222,600          27,282
  Eli Lilly ........................................     200,000          17,938
  Johnson & Johnson ................................     261,300          21,231
  Merck ............................................     174,000          26,948
  Mylan Laboratories ...............................     205,000           6,803
  Pfizer ...........................................     299,000          33,376
  Schering- Plough .................................     289,000          30,742
  Warner-Lambert ...................................     310,000          23,405
  Watson Pharmaceuticals* ..........................      98,000           5,280
                                                                         -------
                                                                         216,514
                                                                         -------
Electrical Equipment -- 3.1%
  General Electric .................................     447,800          40,526
                                                                         -------
Environmental Services -- 1.1%
  Waste Management .................................     348,000          14,921
                                                                         -------
Financial Services -- 3.6%
  American Express .................................     155,000          15,510
  Fannie Mae .......................................     215,000          15,641
  Freddie Mac ......................................     198,800          12,027
  Charles Schwab ...................................      77,000           4,341
                                                                         -------
                                                                          47,519
                                                                         -------
Food, Beverage & Tobacco -- 3.6%
  Coca-Cola ........................................     209,000          14,643
  PepsiCo ..........................................     255,000           9,865
  Philip Morris ....................................     394,400          22,062
                                                                         -------
                                                                          46,570
                                                                         -------
Household Products -- 3.1%
  Colgate Palmolive ................................      80,000           6,850
  Newell Company ...................................      92,800           4,106
  Procter & Gamble .................................     333,300          29,205
                                                                         -------
                                                                          40,161
                                                                         -------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                           Statement of Net Assets

                           Armada Equity Growth Fund

November 30, 1998
(Unaudited)
                                                            Number       Value
                                                          of Shares      (000)
                                                         -----------     -----
COMMON STOCK -- Continued
Insurance -- 3.4%
  Allstate .........................................      50,000     $    2,038
  American International Group .....................     229,500         21,573
  Providian Financial ..............................      10,000            918
  SunAmerica .......................................     112,000          8,876
  Torchmark ........................................     302,900         11,510
                                                                     ----------
                                                                         44,915
                                                                     ----------
Medical & Medical Services -- 2.2%
  HBO ..............................................     702,600         17,499
  Health Management Associates,
   Class A* ........................................      32,000            694
  Medtronic ........................................     153,000         10,356
                                                                     ----------
                                                                         28,549
                                                                     ----------
Miscellaneous Business Services -- 1.9%
  Automatic Data Processing ........................     178,600         13,752
  Ceridian* ........................................     146,600          9,538
  Ecolab ...........................................      32,000            990
                                                                     ----------
                                                                         24,280
                                                                     ----------
Motorcycle & Motor Scooter -- 0.8%
  Harley-Davidson ..................................     256,300         10,717
                                                                     ----------
Office & Business Equipment -- 1.7%
  Pitney Bowes .....................................     207,000         11,592
  Xerox ............................................     102,000         10,965
                                                                     ----------
                                                                         22,557
                                                                     ----------
Office Personnel -- 0.2%
  Robert Half International* .......................      47,500          2,233
                                                                     ----------
Oil Field Machinery & Equipment -- 1.1%
  Halliburton ......................................     135,000          3,966
  Schlumberger .....................................     218,000          9,742
                                                                     ----------
                                                                         13,708
                                                                     ----------
Personal Care -- 0.7%
  Gillette .........................................     192,400          8,838
                                                                     ----------
Restaurants -- 0.1%
  Brinker International* ...........................      62,600          1,592
                                                                     ----------
Retail Drug Stores -- 1.9%
  CVS ..............................................     302,000         14,911
  Walgreen .........................................     177,000          9,503
                                                                     ----------
                                                                         24,414
                                                                     ----------
Retail Food Chains -- 5.1%
  Albertson's ......................................     150,000          8,559
  Costco* ..........................................     290,600         18,244
  Kroger* ..........................................     209,100         11,095
  Safeway* .........................................     534,000         28,202
                                                                     ----------
                                                                         66,100
                                                                     ----------

                                                          Number         Value
                                                        of Shares       (000)
                                                         --------       -----
COMMON STOCK -- Continued
Retail Stores -- 8.3%
  Dayton Hudson ....................................     250,000     $   11,250
  Gap ..............................................     173,000         12,726
  Home Depot .......................................     495,698         24,661
  Kohls* ...........................................     100,000          4,919
  Lowe's ...........................................     208,000          8,788
  Tandy ............................................     163,400          7,363
  TJX ..............................................      84,000          2,153
  Wal-Mart .........................................     480,500         36,188
                                                                     ----------
                                                                        108,048
                                                                     ----------
Savings & Loan Associations -- 0.4%
  Dime Bancorp .....................................      80,000          2,125
  Golden West Financial ............................      34,100          3,229
                                                                     ----------
                                                                          5,354
                                                                     ----------
Semi-Conductors/Instruments -- 1.0%
  Intel ............................................     122,700         13,202
                                                                     ----------
Specialty Construction -- 0.4%
  Masco ............................................     165,600          4,782
                                                                     ----------
Telephones & Telecommunication -- 6.5%
  Airtouch Communications* .........................     316,400         18,094
  Ameritech ........................................     150,000          8,119
  BellSouth ........................................     150,000         13,088
  MCI WorldCom* ....................................     410,000         24,177
  SBC Communications ...............................     442,000         21,188
                                                                     ----------
                                                                         84,666
                                                                     ----------
Toys -- 1.4%
  Mattel ...........................................     515,000         17,800
                                                                     ----------
Travel -- 0.5%
  Carnival, Class A ................................     200,000          6,900
                                                                     ----------
Wholesale -- 0.9%
  Cardinal Health ..................................     165,000         11,323
                                                                     ----------
TOTAL COMMON STOCK
   (COST $1,061,029) ...........................................      1,273,480
                                                                     ----------
CASH EQUIVALENT -- 2.5%
  Fidelity Domestic Money
    Market Fund ....................................      32,540         32,540
                                                                     ----------
TOTAL CASH EQUIVALENT
   (Cost $32,540) ..............................................         32,540
                                                                     ----------
TOTAL INVESTMENTS -- 100.1%
   (Cost $1,093,569) ...........................................     $1,306,020
                                                                     ==========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%) ...............................................         (1,402)
                                                                     ----------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                           Statement of Net Assets

                           Armada Equity Growth Fund

November 30, 1998
(Unaudited)
                                                                        Value
                                                                        (000)
                                                                        -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   52,049,333 outstanding shares
   of beneficial interest ......................................       $966,292
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   4,326,619 outstanding shares
   of beneficial interest ......................................         84,846
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   12,631 outstanding shares of
   beneficial interest .........................................            261
  Accumulated net realized gain
   on investments ..............................................         41,353
  Net unrealized appreciation on investments ...................        212,451
  Overdistributed net investment income ........................           (585)
                                                                     ----------
TOTAL NET ASSETS -- 100.0% ...................................       $1,304,618
                                                                     ==========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS I ........................................     $    23.14
                                                                     ==========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................................     $    23.11
                                                                     ==========
MAXIMUM OFFERING PRICE
PER SHARE -- CLASS A
($23.11 divide 94.5%) ..........................................     $    24.46
                                                                     ==========
NET ASSET VALUE AND
   OFFERING PRICE PER
   SHARE -- CLASS B ............................................     $    22.99
                                                                     ==========


---------------
  * Non-income producing security


                             See Accompanying Notes

[GRAPHIC OMITTED]
                            Financial Highlights

                            Armada Equity Growth Fund

For a Fund Share Outstanding Throughout Each Period




                                              For the Six Months                         For the Year Ended May 31,
                                            Ended November 30, 1998          ------------------------------------------------
                                                  (Unaudited)                           1998                        1997
                                     -----------------------------------     ----------------------------     ----------------
                                     Class I       Class A     Class B/5     Class I  Class A   Class B/5     Class I  Class A
                                     -------       -------     ---------     -------  -------   ---------     -------  -------

Net asset value, beginning
  of period......................  $    21.35     $ 21.35       $21.28      $  18.63   $ 18.67    $19.44      $  18.02   $18.05
                                   ----------     -------       ------      --------   -------    ------      --------   ------
Income From Investment
  Operations
  Net investment
   income/(loss).................        0.00       (0.03)       (0.08)         0.00     (0.04)    (0.24)         0.09     0.05
Net gain on securities
   (realized and unrealized).....        1.79        1.79         1.79          5.00      4.99      2.08          4.66     4.66
                                   ----------     -------       ------      --------   -------    ------      --------   ------
     Total from investment
        operations...............        1.79        1.76         1.69          5.00      4.95      1.84          4.75     4.71
                                   ----------     -------       ------      --------   -------    ------      --------   ------
Less Distributions
  Dividends from net
   investment income.............       (0.00)      (0.00)       (0.00)        (0.01)    (0.00)    (0.00)        (0.09)   (0.05)
  Dividends in excess of net
   investment income.............       (0.00)      (0.00)       (0.00)        (0.00)    (0.00)    (0.00)        (0.02)   (0.01)
  Distributions from net realized
   capital gains.................       (0.00)      (0.00)       (0.00)        (2.27)    (2.27)    (0.00)        (4.03)   (4.03)
  Distributions in excess of net
   realized capital gains........       (0.00)      (0.00)       (0.00)        (0.00)    (0.00)    (0.00)        (0.00)   (0.00)
                                   ----------     -------       ------      --------   -------    ------      --------   ------
     Total distributions.........       (0.00)      (0.00)       (0.00)        (2.28)    (2.27)    (0.00)        (4.14)   (4.09)
                                   ----------     -------       ------      --------   -------    ------      --------   ------
Net asset value, end of period...  $    23.14     $ 23.11       $22.99      $  21.35   $ 21.35    $21.28      $  18.63   $18.67
                                   ==========     =======       ======      ========   =======    ======      ========   ======
Total Return.....................        8.38%/6     8.24%/3,6    8.04%/3,6    28.65%    28.32%/3  27.90%/3,4    29.57%   29.24%/3
Ratios/Supplemental Data
  Net assets, end of period
  (in 000's).....................  $1,204,334     $99,994       $  290      $352,413   $12,380    $   24      $255,594   $6,931
  Ratio of expenses to
   average net assets............        0.91%/4     1.15%/4      1.85%/4       0.98%     1.23%     1.92%/4       0.97%    1.22%
  Ratio of net investment
   income/(loss) to average
   net assets....................       (0.07)%/4   (0.32)%/4    (1.02)%/4     (0.01)%   (0.26)%   (0.92)%/4      0.49%    0.25%
  Portfolio turnover rate........          23%         23%         23%           260%      260%      260%          197%     197%





                                                                       For the Year Ended May 31,
                                                   -------------------------------------------------------------
                                                         1996                  1995                 1994
                                                   -----------------    -----------------    -------------------
                                                   Class I  Class A     Class I   Class A    Class I    Class A
                                                   -------  -------     -------   -------    -------    -------


Net asset value, beginning
  of period......................                  $ 14.77   $14.79     $ 13.66    $13.68    $ 13.78     $13.80
                                                   -------   ------     -------    ------    -------    -------
Income From Investment
  Operations
  Net investment
   income/(loss).................                     0.14     0.10        0.21      0.18       0.18       0.15
Net gain on securities
   (realized and unrealized).....                     3.46     3.47        1.21      1.21       0.01       0.00
                                                   -------   ------     -------    ------    -------    -------
     Total from investment
        operations...............                     3.60     3.57        1.42      1.39       0.19       0.15
                                                   -------   ------     -------    ------    -------    -------
Less Distributions
  Dividends from net
   investment income.............                    (0.14)   (0.10)      (0.20)    (0.17)     (0.18)     (0.15)
  Dividends in excess of net
   investment income.............                    (0.02)   (0.02)      (0.00)    (0.00)     (0.01)     (0.00)
  Distributions from net realized
   capital gains.................                    (0.19)   (0.19)      (0.00)    (0.00)     (0.11)     (0.11)
  Distributions in excess of net
   realized capital gains........                    (0.00)   (0.00)      (0.11)    (0.11)     (0.01)     (0.01)
                                                   -------   ------     -------    ------    -------    -------
     Total distributions.........                    (0.35)   (0.31)      (0.31)    (0.28)     (0.31)     (0.27)
                                                   -------   ------     -------    ------    -------    -------
Net asset value, end of period...                  $ 18.02   $18.05      $14.77    $14.79    $ 13.66    $ 13.68
                                                   =======   ======     =======    ======    =======    =======
Total Return.....................                    24.61%   24.34%/3    10.62%    10.35%/3    1.41%      1.12%/3
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's).....................                $166,671   $6,013    $119,634    $5,974    $90,446     $7,521
  Ratio of expenses to
   average net assets............                     1.01%   11.26%/2     1.01%/1   1.27%/2    1.07%      1.32%
  Ratio of net investment
   income/(loss) to average
   net assets....................                     0.85%/1  0.60%/2     1.53%/1   1.23%/2    1.33%      1.08%
  Portfolio turnover rate........                       74%      74%         17%       17%        15%        15%





1 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for Class I for the years ended May 31, 1996, and 1995 would have been 1.03% and .83%, and 1.02%, and 1.51%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the year May 31, 1993, would have been 1.01% and 1.46%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for Class A for the years ended May 31, 1996, and 1995 would have been 1.28% and .58%, and 1.28%, and 1.22%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the year May 31, 1993 would have been 1.26% and 1.21%, respectively.
3  Total return excludes sales charge.
4  Annualized.
5  Class B commenced operations on January 6, 1998.
6  Returns are for the period indicated and have not been annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]
                         Statement of Net Assets

                         Armada Tax Managed Equity Fund

November 30, 1998
(Unaudited)

                                                            Number        Value
                                                           of Shares      (000)
                                                          -----------     -----
COMMON STOCK -- 96.6%
Air Transportation -- 0.1%
  Southwest Airlines ...............................      12,000        $    258
                                                                        --------

Banks -- 7.9%
  Bankamerica ......................................       6,000             391
  First Union ......................................      20,000           1,215
  Northern Trust ...................................      16,000           1,292
  State Street .....................................      89,000           6,108
  SunTrust Banks ...................................      10,000             698
  Wachovia .........................................      35,600           3,108
  Wells Fargo ......................................     148,000           5,328
                                                                        --------
                                                                          18,140
                                                                        --------

Chemicals -- 0.4%
  Air Products & Chemicals .........................      26,000             991
                                                                        --------

Communications Equipment -- 2.6%
  Cisco Systems* ...................................      26,475           1,996
  Lucent Technologies ..............................      30,000           2,582
  Northern Telecom .................................      16,500             770
  Philips Electronics ..............................      11,000             696
                                                                        --------
                                                                           6,044
                                                                        --------

Computer Hardware -- 2.8%
  Compaq Computer ..................................      32,000           1,040
  Dell Computer* ...................................      10,000             608
  Hewlett Packard ..................................      74,400           4,669
                                                                        --------
                                                                           6,317
                                                                        --------

Computer Software -- 1.6%
  Microsoft* .......................................      30,300           3,698
                                                                        --------

Drugs & Health Care -- 22.5%
  Abbott Laboratories ..............................     202,000           9,696
  American Home Products ...........................      10,000             532
  Bristol-Myers Squibb .............................      78,240           9,589
  Eli Lilly ........................................      13,000           1,166
  Johnson & Johnson ................................      17,500           1,422
  Merck ............................................      48,000           7,434
  Pfizer ...........................................      94,000          10,493
  Schering- Plough .................................     106,400          11,318
                                                                        --------
                                                                          51,650
                                                                        --------

                                                           Number        Value
                                                          of Shares      (000)
                                                         -----------     -----
COMMON STOCK -- Continued
Electrical Equipment -- 5.9%
  Emerson Electric .................................      70,200        $  4,563
  General Electric .................................      97,900           8,860
                                                                        --------
                                                                          13,423
                                                                        --------

Entertainment -- 2.0%
  Walt Disney ......................................     139,500           4,490
                                                                        --------

Financial Services -- 0.4%
  Fannie Mae .......................................      13,500             982
                                                                        --------

Food, Beverage & Tobacco -- 6.6%
  Anheuser Busch ...................................       5,000             303
  Coca-Cola ........................................      51,800           3,629
  Dean Foods .......................................       2,000              91
  PepsiCo ..........................................     226,500           8,763
  Philip Morris ....................................      43,000           2,405
                                                                        --------
                                                                          15,191
                                                                        --------

Household Products -- 1.9%
  Procter & Gamble .................................      49,000           4,294
                                                                        --------

Information Retrieval Services -- 0.5%
  America Online* ..................................      14,000           1,226
                                                                        --------

Insurance -- 6.5%
  American International Group .....................     102,431           9,629
  General Re .......................................      14,000           3,269
  The Chubb Corporation ............................      30,000           2,102
                                                                        --------
                                                                          15,000
                                                                        --------

Leasing & Renting -- 3.7%
  Pitney Bowes .....................................     153,000           8,568
                                                                        --------

Machinery -- 0.1%
  Caterpillar ......................................       2,000              99
                                                                        --------

Medical & Medical Services -- 0.2%
  Medtronic ........................................       7,200             487
                                                                        --------

                             See Accompanying Notes

[GRAPHIC OMITTED]
                             Statement of Net Assets

                             Armada Tax Managed Equity Fund

November 30, 1998
(Unaudited)

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Miscellaneous Business Services -- 3.6%
  Automatic Data Processing ........................      94,000       $  7,238
  Sun Microsystems* ................................      14,000          1,037
                                                                       --------
                                                                          8,275
                                                                       --------
Miscellaneous Manufacturing -- 1.0%
  Hillenbrand Industries ...........................       3,000            170
  Illinois Tool Works ..............................      12,000            763
  Minnesota Mining &
   Manufacturing ...................................      17,600          1,413
                                                                       --------
                                                                          2,346
                                                                       --------
Motorcycle & Motor Scooter -- 2.1%
  Harley-Davidson ..................................     117,600          4,917
                                                                       --------
Oil Machinery & Equipment -- 1.1%
  Schlumberger .....................................      56,000          2,503
                                                                       --------
Personal Care -- 0.1%
  Gillette .........................................       5,000            230
                                                                       --------
Petroleum Refining -- 5.0%
  Amoco ............................................      66,400          3,913
  Chevron ..........................................       2,750            230
  Exxon ............................................      52,000          3,903
  Mobil ............................................      10,000            862
  Royal Dutch Petroleum ............................      52,400          2,463
                                                                       --------
                                                                         11,371
                                                                       --------
Printing & Publishing -- 0.1%
  Tribune ..........................................       3,000            192
                                                                       --------
Restaurants -- 1.0%
  McDonald's .......................................      32,000          2,242
                                                                       --------

                                                       Number of          Value
                                                     Shares/PAR (000)     (000)
                                                     ----------------     -----
COMMON STOCK -- Continued
Retail -- 6.7%
  Dayton Hudson ....................................      13,300       $    599
  Home Depot .......................................     194,000          9,652
  Nordstrom ........................................      22,000            820
  Staples* .........................................      30,000          1,048
  Wal-Mart Stores ..................................      44,500          3,351
                                                                       --------
                                                                         15,470
                                                                       --------
Semi-Conductors/Instruments -- 4.2%
  Intel ............................................      86,000          9,253
  Texas Instruments ................................       6,000            458
                                                                       --------
                                                                          9,711
                                                                       --------
Steel & Steel Works -- 0.1%
  Nucor ............................................       3,000            126
                                                                       --------
Telephones & Telecommunication -- 5.9%
  Ameritech ........................................      27,200          1,472
  BellSouth ........................................      44,500          3,883
  GTE ..............................................       5,500            341
  MCI WorldCom* ....................................      46,750          2,758
  Motorola .........................................      30,000          1,860
  SBC Communications ...............................      24,000          1,151
  US West ..........................................      24,800          1,544
  Vodafone Group ...................................       4,000            591
                                                                       --------
                                                                         13,600
                                                                       --------
TOTAL COMMON STOCK
   (Cost $55,338) ..............................................        221,841
                                                                       --------
CASH EQUIVALENT -- 3.4%
  Fidelity Domestic Money
    Market Fund ....................................       7,910          7,910
                                                                       --------
TOTAL CASH EQUIVALENT
   (Cost $7,910) ...............................................          7,910
                                                                       --------
TOTAL INVESTMENTS -- 100.0%
   (Cost $63,248) ..............................................       $229,751
                                                                       ========
OTHER ASSETS AND LIABILITIES,
   Net -- 0.0% .................................................            (47)
                                                                       --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Tax Managed Equity Fund
November 30, 1998
(Unaudited)

NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   20,331,439 outstanding shares
   of beneficial interest ......................................       $ 60,556
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   152,086 outstanding shares of
   beneficial interest .........................................          1,551
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   80,406 outstanding shares of
   beneficial interest .........................................            850
  Accumulated net realized gain
   on investments ..............................................            223
  Net unrealized appreciation on investments ...................        166,503
  Undistributed net investment income ..........................             21
                                                                       --------
TOTAL NET ASSETS -- 100.0% .....................................       $229,704
                                                                       ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................................         $11.17
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................................         $11.20
                                                                       ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($11.20 divide 94.5%) ......................         $11.85
                                                                       ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ..................................         $11.20
                                                                       ========
----------
  * Non-income producing security


                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Highlights

                              Armada Tax Managed Equity Fund

For a Fund Share Outstanding Throughout Each Period

                                                                    For the Six Months
                                                                  Ended November 30, 1998                    For the Period
                                                                         (Unaudited)                       Ended May 31, 1998
                                                           ------------------------------------         ------------------------
                                                           Class I         Class A      Class B         Class I/5      Class A/6
                                                           -------         -------      -------         ---------      ---------
Net asset value, beginning of period .................   $   9.93          $ 9.93       $  9.93         $  10.00       $ 10.10
                                                         --------          ------       -------         --------       -------
Income From Investment Operations
  Net investment income ..............................       0.03            0.03          0.01             0.00          0.00
  Net gain/(loss) loss on securities
   (realized and unrealized) .........................       1.25            1.27          1.27            (0.07)        (0.17)
                                                         --------          ------       -------         --------       -------
     Total from investment operations ................       1.28            1.30          1.28            (0.07)        (0.17)
                                                         --------          ------       -------         --------       -------
Less Distributions
     Net investment income ...........................      (0.04)          (0.03)        (0.01)           (0.00)        (0.00)
                                                         --------          ------       -------         --------       -------
     Total distributions .............................      (0.04)          (0.03)        (0.01)           (0.00)        (0.00)
                                                         --------          ------       -------         --------       -------
Net asset value, end of period .......................   $  11.17          $11.20       $ 11.20         $   9.93       $  9.93
                                                         ========          ======       =======         ========       =======
Total Return .........................................      12.92%/9        13.18%/4,9    12.92%/4,9       (4.81%)/8    (23.63%)/4,8
Ratios/Supplemental Data
  Net assets, end of period (in 000's) ...............   $227,101          $1,704       $   899         $158,867       $    10
  Ratio of expenses to average net assets ............       0.80%/1,8       1.05%/2,8     1.76%/3,8        0.29%/1,8     0.54%/2,8
  Ratio of net investment income to average net
    assets............................................       0.47%/1,8      (0.12)%/2,8   (1.50)%/3,8       0.91%/1,8     0.63%/2,8
  Portfolio turnover rate ............................          3%              3%            3%               0%            0


                                                           For the Period
                                                                Ended
                                                            May 31, 1998
                                                            ------------
                                                              Class B/7
                                                              ---------
Net asset value, beginning of period .................        $   10.21
                                                              ---------
Income From Investment Operations
  Net investment income ..............................             0.00
  Net gain/(loss) loss on securities
   (realized and unrealized) .........................            (0.28)
                                                              ---------
     Total from investment operations ................            (0.28)
                                                              ---------
Less Distributions
     Net investment income ...........................            (0.00)
                                                              ---------
     Total distributions .............................
                                                              ---------
Net asset value, end of period .......................        $    9.93
                                                              =========
Total Return .........................................           (32.24%)/4,8

Ratios/Supplemental Data
  Net assets, end of period (in 000's) ...............        $      85
  Ratio of expenses to average net assets ............             1.23%/3,8
  Ratio of net investment income to average net
    assets............................................             0.43%/3,8
  Portfolio turnover rate ............................                0%

1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for Class I for the periods ended November 30, 1998 and May 31, 1998 would have been 0.82% and 0.45%, 1.02% and 0.18%
  respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for Class A for the periods ended November 30, 1998 and May 31, 1998 would have been 0.92% and 0.01%, 1.24% and (0.07)%, respectively.
3 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for Class B for the periods ended November 30, 1998 and May 31, 1998 would have been 2.68% and (1.42)%, 1.98% and 1.18%, respectively.
4 Total return excludes sales charge.
5 Class I commenced operations on April 9, 1998.
6 Class A commenced operations on May 11, 1998.
7 Class B commenced operations on May 4, 1998.
8 Annualized.
9 Returns are for the period indicated and have not been annualized.


                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Core Equity Fund
November 30, 1998
(Unaudited)
                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- 96.2%
Banking -- 5.2%
  Amsouth Bancorporation ...........................      31,290       $  1,322
  BancOne ..........................................      22,110          1,134
  Chase Manhattan ..................................      24,160          1,533
  Comerica .........................................      15,490            999
  Commerce Bancshares ..............................      36,400          1,616
                                                                       --------
                                                                          6,604
                                                                       --------
Building & Building Supplies -- 1.2%
  Sherwin Williams .................................      53,080          1,506
                                                                       --------
Business Services -- 4.8%
  Automatic Data Processing ........................      24,760          1,906
  Cintas ...........................................      37,500          2,065
  Computer Sciences* ...............................      37,300          2,131
                                                                       --------
                                                                          6,102
                                                                       --------
Chemicals -- 3.3%
  E.I. duPont de Nemours ...........................      28,470          1,673
  Eastman Chemical .................................      19,760          1,145
  Praxair ..........................................      35,540          1,357
                                                                       --------
                                                                          4,175
                                                                       --------
Computers -- 2.7%
  International Business
   Machines ........................................      20,450          3,374
                                                                       --------
Consumer Non-Durables -- 1.7%
  Procter & Gamble .................................      24,080          2,110
                                                                       --------
Diversified -- 2.4%
  General Electric .................................      34,130          3,089
                                                                       --------
Drugs & Health Care -- 2.4%
  Eli Lilly ........................................      34,270          3,074
                                                                       --------
Electric Power -- 4.1%
  Allegheny Energy .................................      38,050          1,287
  Emerson Electric .................................      36,222          2,354
  Hubbell ..........................................      37,276          1,503
                                                                       --------
                                                                          5,144
                                                                       --------
Financial Services -- 4.7%
  Associates First Capital .........................      23,100          1,799
  Citigroup ........................................      30,450          1,528
  Fannie Mae .......................................      36,650          2,666
                                                                       --------
                                                                          5,993
                                                                       --------
Food Retailing -- 1.3%
  Safeway* .........................................      31,480          1,663
                                                                       --------
Health Care -- 1.4%
  Tenet Healthcare* ................................      60,500          1,789
                                                                       --------

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Insurance -- 7.8%
  Aflac ............................................      57,520       $  2,121
  American General .................................      26,850          1,891
  American International Group .....................      39,095          3,675
  MGIC Investment ..................................      28,510          1,253
  PMI Group ........................................      16,810            919
                                                                       --------
                                                                          9,859
                                                                       --------
Medical & Medical Services -- 1.4%
  Guidant ..........................................      21,030          1,805
                                                                       --------
Metals & Mining -- 1.2%
  Aluminum Company of America ......................      21,110          1,565
                                                                       --------
Miscellaneous Business Services -- 0.8%
  Ceridian .........................................      16,370          1,065
                                                                       --------
Office Equipment -- 1.1%
  Pitney Bowes .....................................      23,700          1,327
                                                                       --------
Oil & Gas -- 7.6%
  Amoco ............................................       3,030            179
  Exxon ............................................      41,460          3,112
  Mobil ............................................      36,820          3,173
  Texaco ...........................................      33,420          1,924
  USX Marathon Group ...............................      43,690          1,240
                                                                       --------
                                                                          9,628
                                                                       --------
Paper & Forest Products -- 3.0%
  Champion International ...........................      25,240          1,049
  Georgia Pacific ..................................      17,920          1,017
  Willamette Industries ............................      46,530          1,626
                                                                       --------
                                                                          3,692
                                                                       --------
Petroleum & Fuel Products -- 1.2%
  Schlumberger .....................................      32,780          1,465
                                                                       --------
Pharmaceutical -- 8.3%
  American Home Products ...........................       8,130            433
  Bristol-Myers Squibb .............................      27,300          3,346
  Merck ............................................      26,430          4,093
  Schering-Plough ..................................      24,500          2,606
                                                                       --------
                                                                         10,478
                                                                       --------
Photographic Equipment & Supplies -- 1.8%
  Xerox ............................................      21,490          2,310
                                                                       --------
Retail -- 2.1%
  CVS ..............................................      52,430          2,589
                                                                       --------
Retail Merchandising -- 1.8%
  Home Depot .......................................       2,380            118
  Wal-Mart Stores ..................................      27,880          2,100
                                                                       --------
                                                                          2,218
                                                                       --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Core Equity Fund
November 30, 1998
(Unaudited)
                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Semi-Conductors/Instruments -- 1.6%
  Xilinx* ..........................................      39,500       $  2,006
                                                                       --------
Specialty Chemicals -- 1.5%
  Sigma Aldrich ....................................      60,490          1,945
                                                                       --------
Surgical Appliances -- 0.9%
  Sofamor Danek Group* .............................      10,510          1,175
                                                                       --------
Technology -- 14.2%
  Altera* ..........................................      41,850          2,055
  Applied Materials* ...............................      52,080          2,020
  Cisco Systems* ...................................      34,552          2,605
  Intel ............................................      23,440          2,522
  Linear Technology ................................      24,280          1,700
  Maxim Integrated Products* .......................      47,500          1,866
  Microsoft* .......................................      28,200          3,441
  Teradyne* ........................................      54,920          1,761
                                                                       --------
                                                                         17,970
                                                                       --------
Telecommunications -- 2.1%
  BellSouth ........................................      29,660          2,588
                                                                       --------
Tobacco -- 2.6%
  Philip Morris ....................................      58,520          3,273
                                                                       --------
TOTAL COMMON STOCK
   (Cost $102,699) .............................................        121,581
                                                                       --------
CONVERTIBLE BONDS -- 3.6%
  Automatic Data Processing
         0.000%...................... 02/20/12            $1,910          1,912
  Home Depot
         3.250%...................... 10/01/01             1,200          2,676
                                                                       --------
TOTAL CONVERTIBLE BONDS
   (Cost $1,273) ...............................................          4,588
                                                                       --------
CASH EQUIVALENT -- 0.3%
  Goldman Financial Square Premium
    Money Market Fund ..............................         399            399
                                                                       --------
TOTAL CASH EQUIVALENT
   (Cost $399) .................................................            399
                                                                       --------
TOTAL INVESTMENTS -- 100.1%
   (Cost $104,371) .............................................       $126,568
                                                                       ========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.1%) ...............................................            (94)
                                                                       --------

                                                                         Value
                                                                         (000)
                                                                         -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   9,887,100 outstanding shares
   of beneficial interest ......................................       $ 98,751
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   46,737 outstanding shares of
   beneficial interest .........................................            513
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   23,704 outstanding shares of
   beneficial interest .........................................            287
  Accumulated net realized gain
   on investments ..............................................          4,773
  Net unrealized appreciation
   on investments ..............................................         22,197
  Overdistributed net investment income ........................            (47)
                                                                       --------
TOTAL NET ASSETS -- 100.0% .....................................       $126,474
                                                                       ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................................         $12.70
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................................         $12.68
                                                                       ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($12.68 divide 94.5%) .......................................         $13.42
                                                                       ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ..................................         $12.65
                                                                       ========
----------
  * Non-income producing security


                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Highlights

                              Armada Core Equity Fund

For a Fund Share Outstanding Throughout Each Period

                                                                       For the Six Months
                                                                     Ended November 30, 1998                 For the Period
                                                                           (Unaudited)                     Ended May 31, 1998
                                                               -----------------------------------       -----------------------
                                                               Class I      Class A        Class B       Class I/6     Class A/6
                                                               -------      -------        -------       ---------     ---------
Net asset value, beginning of period.....................      $  11.35      $11.34         $11.33       $  10.00        $10.00
                                                               --------      ------         ------       --------        ------
Income From Investment Operations
  Net investment income/(loss)...........................         (0.01)      (0.01)         (0.01)          0.05          0.04
  Net gain on securities (realized and unrealized).......          1.37        1.35           1.33           1.35          1.34
                                                               --------      ------         ------       --------        ------
     Total from investment operations....................          1.36        1.34           1.32           1.40          1.38
                                                               --------      ------         ------       --------        ------
Less Distributions
  Dividends from net investment income...................         (0.01)      (0.00)         (0.00)         (0.05)        (0.04)
                                                               --------      ------         ------       --------        ------
     Total distributions.................................         (0.01)      (0.00)         (0.00)         (0.05)        (0.04)
                                                               --------      ------         ------       --------        ------
Net asset value, end of period...........................      $  12.70      $12.68         $12.65       $  11.35        $11.34
                                                               ========      ======         ======       ========        ======
Total Return.............................................         11.94%/5    11.82%/4,5     11.65%/4,5     14.03%5       13.85%/4,5
Ratios/Supplemental Data
  Net assets, end of period (in 000's)...................      $125,582      $  592         $  300       $110,504        $  408
  Ratio of expenses to average net assets................          0.96%/8     1.21%/8        1.92%/8        0.89%/1,8     1.14%/2,8
  Ratio of net investment income/(loss) to average net
    assets...............................................         (0.04)%/8   (0.31)%/8      (1.10)%/8       0.61%/1,8     0.14%/2,8
  Portfolio turnover rate................................            24%         24%            24%            60%           60%

                                                                For the Period
                                                              Ended May 31, 1998
                                                              ------------------
                                                                  Class B/7
                                                                  ---------
Net asset value, beginning of period.......................         $10.25
                                                                    ------
Income From Investment Operations
  Net investment income/(loss).............................           0.00
  Net gain on securities (realized and unrealized).........           1.08
                                                                    ------
     Total from investment operations......................           1.08
                                                                    ------
Less Distributions
  Dividends from net investment income.....................          (0.00)
                                                                    ------
     Total distributions...................................          (0.00)
                                                                    ------
Net asset value, end of period.............................         $11.33
                                                                    ======
Total Return...............................................          10.54%/4,5
Ratios/Supplemental Data
  Net assets, end of period (in 000's).....................         $    2
  Ratio of expenses to average net assets..................           1.83%/3,8
  Ratio of net investment income/(loss) to average net
    assets.................................................         (0.51)%/3,8
  Portfolio turnover rate..................................             60%

1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Administrator for Class I for the period ended May 31, 1998, would have been 1.06% and 0.44%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and Administrator for Class A for the period ended May 31, 1998, would have been 1.30% and 0.04%, respectively.
3 The operating expense ratio and the net investment income/(loss) ratio before fee waivers by the Investment Adviser and Administrator for Class B for the period ended May 31, 1998, would have been 2.00% and (0.50)%, respectively.
4 Total return excludes sales charge.
5 Returns are for the period indicated and have not been annualized.
6 Class I and Class A both commenced operations on August 1, 1997.
7 Class B commenced operations on January 6, 1998.
8 Annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Equity Index Fund
November 30, 1998
(Unaudited)
                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- 96.2%
Abrasive Asbestos & Misc. Nonmetallic
Mineral Products -- 0.3%
  Minnesota Mining &
   Manufacturing ...................................       6,054       $    486
                                                                       --------
Aerospace & Defense -- 0.4%
  Lockheed Martin ..................................       2,934            304
  Raytheon, Cl B ...................................       5,078            281
                                                                       --------
                                                                            585
                                                                       --------
Agriculture -- 0.1%
  Pioneer Hi Bred International ....................       3,621            108
                                                                       --------
Air Transportation -- 0.4%
  AMR ..............................................       2,733            180
  Delta Air Lines ..................................       2,271            122
  FDX* .............................................       2,210            143
  Southwest Airlines ...............................       5,032            108
  US Airways* ......................................       1,407             73
                                                                       --------
                                                                            626
                                                                       --------
Aircraft -- 1.2%
  Allied-Signal ....................................       8,413            370
  Boeing ...........................................      15,149            615
  General Dynamics .................................       1,897            110
  Northrop .........................................       1,031             84
  Textron ..........................................       2,456            191
  United Technologies ..............................       3,418            366
                                                                       --------
                                                                          1,736
                                                                       --------
Apparel/Textiles -- 0.1%
  Fruit of the Loom* ...............................       1,080             16
  Liz Claiborne ....................................         990             34
  Russell ..........................................         543             13
  Springs Industries, Cl A .........................         277             11
  V F ..............................................       1,821             89
                                                                       --------
                                                                            163
                                                                       --------
Asset Backed-Mortgage -- 0.2%
  Household International ..........................       7,380            289
                                                                       --------
Auto -- 1.5%
  Dana .............................................       2,471             96
  Eaton ............................................       1,070             73
  Ford Motor .......................................      18,161          1,003
  General Motors ...................................       9,806            686
  Genuine Parts ....................................       2,679             88
  Navistar International* ..........................       1,006             26
  Paccar ...........................................       1,171             53
  TRW ..............................................       1,828            101
                                                                       --------
                                                                          2,126
                                                                       --------

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Banks -- 7.3%
  Bank of Boston ...................................       4,410       $    184
  Bank of New York .................................      11,201            384
  Bank One .........................................      17,552            901
  BankAmerica ......................................      26,041          1,698
  Bankers Trust New York ...........................       1,441            125
  BB&T .............................................       4,290            158
  Chase Manhattan ..................................      12,837            814
  Comerica .........................................       2,330            150
  Fifth Third Bancorp ..............................       4,015            267
  First Union ......................................      14,524            882
  Fleet Financial Group ............................       8,511            355
  Golden West Financial ............................         863             82
  Huntington Bancshares ............................       3,173             94
  J.P. Morgan ......................................       2,647            283
  Keycorp ..........................................       6,593            202
  MBNA .............................................      11,268            256
  Mellon Bank ......................................       3,907            246
  Mercantile Bancorporation ........................       2,278            100
  National City ....................................       4,942            332
  Northern Trust ...................................       1,668            135
  PNC Bank .........................................       4,519            233
  Regions Financial ................................       3,209            124
  Republic New York ................................       1,617             76
  State Street .....................................       2,421            166
  Summit Bancorp ...................................       2,605            109
  SunTrust Banks ...................................       3,131            219
  Synovus Financial ................................       3,947             87
  U.S. Bancorp .....................................      11,135            410
  Union Planters ...................................       1,905             91
  Wachovia .........................................       3,097            270
  Washington Mutual ................................       8,886            345
  Wells Fargo ......................................      24,239            873
                                                                       --------
                                                                         10,651
                                                                       --------
Beauty Products -- 2.2%
  Avon Products ....................................       3,947            160
  Colgate Palmolive ................................       4,433            380
  Gillette .........................................      16,830            773
  International Flavors & Fragrances ...............       1,606             67
  Procter & Gamble .................................      20,099          1,761
                                                                       --------
                                                                          3,141
                                                                       --------
Broadcasting, Newspapers & Advertising -- 1.0%
  CBS ..............................................      10,731            320
  Clear Channel Communications* ....................       3,722            174
  Interpublic Group of Companies ...................       2,041            140
  Mediaone Group* ..................................       9,134            370
  Omnicom Group ....................................       2,544            136
  Tele-Communications, Class A* ....................       7,844            331
                                                                       --------
                                                                          1,471
                                                                       --------


                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Equity Index Fund
November 30, 1998
(Unaudited)

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Building & Building Supplies -- 0.0%
  McDermott International ..........................         887       $     24
                                                                       --------
Building & Construction -- 0.0%
  Centex ...........................................         894             32
  Fluor ............................................       1,184             51
                                                                       --------
                                                                             83
                                                                       --------
Cable and Other Pay Television -- 0.2%
  Comcast, Cl A Special ............................       5,534            269
                                                                       --------
Canned Specialties -- 0.3%
  Campbell Soup ....................................       6,731            385
                                                                       --------
Chemical Preparations -- 0.0%
  Morton International .............................       1,954             58
                                                                       --------
Chemicals -- 1.8%
  Air Products & Chemicals .........................       3,469            132
  Avery Dennison ...................................       1,754             84
  B.F. Goodrich ....................................       1,109             42
  Dow Chemical .....................................       3,359            327
  E.I. duPont de Nemours ...........................      16,962            997
  Eastman Chemical .................................       1,188             69
  FMC* .............................................         517             30
  Great Lakes Chemical .............................         885             35
  Hercules .........................................       1,417             47
  Monsanto .........................................       9,007            408
  Nalco Chemical ...................................         988             33
  PPG Industries ...................................       2,653            162
  Praxair ..........................................       2,371             91
  Rohm & Haas ......................................       2,672             93
  Union Carbide ....................................       2,028             91
  W.R. Grace & Company* ............................       1,138             19
                                                                       --------
                                                                          2,660
                                                                       --------
Combination Utilities -- 0.2%
  Entergy ..........................................       3,696            108
  PG&E .............................................       5,725            177
                                                                       --------
                                                                            285
                                                                       --------
Communications Equipment -- 1.8%
  Andrew* ..........................................       1,291             21
  Ascend Communications* ...........................       3,236            182
  General Instrument* ..............................       2,261             64
  Lucent Technologies ..............................      19,709          1,696
  Northern Telecom .................................       9,175            428
  Scientific-Atlanta ...............................       1,123             22
  Tellabs* .........................................       2,904            157
                                                                       --------
                                                                          2,570
                                                                       --------
Computer Communications Equipment -- 0.1%
  3Com* ............................................       5,379            208
                                                                       --------

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Computers -- 5.5%
  Apple Computer* ..................................       2,018       $     65
  Cisco Systems* ...................................      23,305          1,757
  Compaq Computer ..................................      25,046            814
  Data General* ....................................         742             13
  Dell Computer* ...................................      18,974          1,153
  EMC* .............................................       7,487            543
  Gateway 2000* ....................................       2,335            131
  Hewlett Packard ..................................      15,580            978
  International Business Machines ..................      13,985          2,308
  Seagate Technology* ..............................       3,643            107
  Silicon Graphics* ................................       2,830             35
  Unisys* ..........................................       3,812            109
                                                                       --------
                                                                          8,013
                                                                       --------
Computer Software -- 3.1%
  Microsoft* .......................................      36,932          4,507
                                                                       --------
Concrete & Mineral Products -- 0.0%
  Armstrong World Industries .......................         600             40
  Owens Corning ....................................         809             30
                                                                       --------
                                                                             70
                                                                       --------
Containers & Packaging -- 0.1%
  Ball .............................................         457             20
  Crown Cork & Seal ................................       1,865             63
  Owens-Illinois* ..................................       2,329             75
                                                                       --------
                                                                            158
                                                                       --------
Cutlery, Handtools & General Hardware -- 0.1%
  Fortune Brands ...................................       2,590             88
  Stanley Works ....................................       1,330             41
                                                                       --------
                                                                            129
                                                                       --------
Drugs & Health Care -- 10.2%
  Abbott Laboratories ..............................      23,080          1,108
  Alza* ............................................       1,297             68
  American Home Products ...........................      19,722          1,050
  Amgen* ...........................................       3,806            286
  Bristol-Myers Squibb .............................      14,909          1,827
  Eli Lilly ........................................      16,508          1,481
  Johnson & Johnson ................................      20,158          1,638
  Merck ............................................      17,850          2,765
  Millipore ........................................         658             19
  Pfizer ...........................................      19,584          2,186
  Pharmacia & Upjohn ...............................       7,615            396
  Schering - Plough ................................      11,002          1,170
  Sigma Aldrich ....................................       1,508             48
  Warner-Lambert ...................................      12,304            929
                                                                       --------
                                                                         14,971
                                                                       --------
Electric Company -- 0.0%
  GPU ..............................................       1,917             84
                                                                       --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Equity Index Fund
November 30, 1998
(Unaudited)
                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Electrical Services -- 2.1%
  AES* .............................................       2,636       $    121
  Ameren ...........................................       2,057             85
  American Electric Power ..........................       2,861            133
  Baltimore Gas & Electric .........................       2,228             68
  Carolina Power & Light ...........................       2,268            105
  Central & South West .............................       3,184             88
  Cinergy ..........................................       2,376             82
  Consolidated Edison Company
   of New York .....................................       3,505            178
  Dominion Resources ...............................       2,946            136
  DTE Energy .......................................       2,174             95
  Duke Energy ......................................       5,412            339
  Edison International .............................       5,301            146
  FirstEnergy ......................................       3,554            110
  FPL Group ........................................       2,717            166
  Houston Industries ...............................       4,438            140
  New Century Energies .............................       1,671             80
  Northern States Power ............................       2,269             62
  P P & L Resources ................................       2,267             62
  PacifiCorp .......................................       4,455             84
  Public Service Enterprise Group ..................       3,477            136
  Sempra Energy* ...................................       3,609             90
  Southern .........................................      10,459            309
  Texas Utilities ..................................       4,189            187
  Unicom ...........................................       3,253            123
                                                                       --------
                                                                          3,125
                                                                       --------
Entertainment -- 0.7%
  King World Productions* ..........................       1,097             30
  Mirage Resorts* ..................................       2,694             40
  Walt Disney ......................................      30,707            988
                                                                       --------
                                                                          1,058
                                                                       --------
Environmental Services -- 0.3%
  Browning-Ferris Industries .......................       2,605             77
  Laidlaw ..........................................       4,943             49
  Waste Management* ................................       8,570            367
                                                                       --------
                                                                            493
                                                                       --------
Financial Services -- 3.3%
  American Express .................................       6,840            684
  Associates First Capital .........................       5,190            404
  Bear Stearns .....................................       1,705             72
  Capital One Financial ............................         991            109
  Charles Schwab ...................................       4,001            226
  Countrywide Credit
   Industries ......................................       1,664             82
  Equifax ..........................................       2,218             92
  Fannie Mae .......................................      15,542          1,131
  Franklin Resources ...............................       3,793            162

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Financial Services -- Continued
  Freddie Mac ......................................      10,172       $    615
  Lehman Brothers Holdings .........................       1,773             89
  Merrill Lynch ....................................       5,220            391
  Morgan Stanley, Dean Witter,
   Discover ........................................       8,778            612
  SLM Holding ......................................       2,510            110
                                                                       --------
                                                                          4,779
                                                                       --------
Food & Beverage -- 4.5%
  Adolph Coors, Cl B ...............................         544             27
  Anheuser Busch ...................................       7,227            438
  Archer-Daniels-Midland ...........................       8,979            165
  Bestfoods ........................................       4,308            250
  Brown-Forman, Cl B ...............................       1,029             75
  Coca-Cola ........................................      36,954          2,589
  Coca-Cola Enterprises ............................       6,063            229
  Conagra ..........................................       7,314            230
  H.J. Heinz .......................................       5,426            316
  Hershey Foods ....................................       2,146            144
  Kellogg ..........................................       6,102            223
  Quaker Oats ......................................       2,043            125
  Ralston Purina Group .............................       4,680            163
  RJR Nabisco Holdings .............................       4,868            140
  Sara Lee .........................................       7,001            409
  Seagram ..........................................       5,191            178
  Unilever ADR .....................................       9,596            742
  Wm. Wrigley, Jr. .................................       1,742            154
                                                                       --------
                                                                          6,597
                                                                       --------
Forest Products & Paper -- 0.1%
  Weyerhaeuser .....................................       2,983            150
                                                                       --------
Furniture/Home Appliance -- 0.0%
  National Service Industries ......................         621             24
                                                                       --------
Games, Toys, Children's Vehicles -- 0.2%
  Hasbro ...........................................       1,971             69
  Mattel ...........................................       4,387            152
                                                                       --------
                                                                            221
                                                                       --------
Gas/Natural Gas -- 0.5%
  Columbia Gas Systems .............................       1,250             71
  Consolidated Natural Gas .........................       1,437             78
  Eastern Enterprises ..............................         337             14
  Enron ............................................       4,939            260
  Nicor ............................................         716             30
  ONEOK ............................................         472             16
  Peoples Energy ...................................         530             20
  Sonat ............................................       1,649             49
  Williams .........................................       6,368            183
                                                                       --------
                                                                            721
                                                                       --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Core Equity Fund
November 30, 1998
(Unaudited)

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
General Utilities -- 0.1%
  Niagara Mohawk Power* ............................       2,808       $     43
  Oryx Energy* .....................................       1,592             22
  PECO Energy ......................................       3,341            134
                                                                       --------
                                                                            199
                                                                       --------
Glass Products -- 0.1%
  Corning Glass ....................................       3,476            139
                                                                       --------
Gold Mining -- 0.0%
  Newmont Mining ...................................       2,506             50
                                                                       --------
Grain Mill Products -- 0.1%
  General Mills ....................................       2,320            175
                                                                       --------
Heavy Construction -- 0.0%
  Foster Wheeler ...................................         611             10
                                                                       --------
Hotels & Lodging -- 0.2%
  Harrah's Entertainment* ..........................       1,518             24
  Hilton Hotels ....................................       3,905             85
  Marriott International, Cl A* ....................       3,749            110
                                                                       --------
                                                                            219
                                                                       --------
Household Products -- 0.2%
  Clorox ...........................................       1,557            173
  Maytag ...........................................       1,371             74
  Whirlpool ........................................       1,139             64
                                                                       --------
                                                                            311
                                                                       --------
Insurance -- 5.2%
  Aetna ............................................       2,163            167
  Allstate .........................................      12,419            506
  American General .................................       3,794            267
  American International Group .....................      15,738          1,479
  Aon ..............................................       2,531            146
  Cigna ............................................       3,182            248
  Cincinnati Financial .............................       2,505             98
  Citigroup ........................................      34,264          1,720
  Conseco ..........................................       4,683            155
  General RE .......................................       1,134            265
  Hartford Financial Services Group ................       3,499            193
  Humana* ..........................................       2,502             50
  Jefferson-Pilot ..................................       1,590            109
  Lincoln National .................................       1,507            126
  Loews ............................................       1,719            172
  Marsh & McLennan .................................       3,832            223
  MBIA .............................................       1,488             96
  MGIC Investment ..................................       1,699             75
  Progressive ......................................       1,089            162
  Provident ........................................       2,026             78
  Providian Financial ..............................       1,424            131
  Safeco ...........................................       2,117             91
  St. Paul Cos .....................................       3,539            125

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Insurance -- Continued
  SunAmerica .......................................       3,102       $    246
  The Chubb Corporation ............................       2,482            174
  Torchmark ........................................       2,103             80
  Transamerica .....................................         938            100
  United Healthcare ................................       2,928            132
  UNUM .............................................       2,073            112
                                                                       --------
                                                                          7,526
                                                                       --------
Leasing & Renting -- 0.2%
  Pitney Bowes .....................................       4,114            230
                                                                       --------
Lumber & Wood Products -- 0.1%
  Georgia Pacific ..................................       1,398             79
  Louisiana-Pacific ................................       1,645             28
                                                                       --------
                                                                            107
                                                                       --------
Machinery -- 4.3%
  Aerquip-Vickers ..................................         424             15
  Applied Materials* ...............................       5,490            213
  Baker Hughes .....................................       4,762             87
  Black & Decker ...................................       1,393             75
  Briggs & Stratton ................................         362             18
  Brunswick ........................................       1,485             33
  Case .............................................       1,116             27
  Caterpillar ......................................       5,467            270
  Crane ............................................       1,030             33
  Cummins Engine ...................................         577             21
  Deere & Co. ......................................       3,670            128
  Dover ............................................       3,344            119
  Emerson Electric .................................       6,602            429
  General Electric .................................      48,768          4,413
  Harnischfeger Industries .........................         716              7
  Ingersoll Rand ...................................       2,476            116
  Milacron .........................................         590             12
  NACCO Industries, Class A ........................         123             11
  Pall .............................................       1,859             43
  Parker-Hannifin ..................................       1,657             58
  Tenneco ..........................................       2,543             91
  Timken ...........................................         935             18
  W.W. Grainger ....................................       1,465             62
                                                                       --------
                                                                          6,299
                                                                       --------
Machinery, Except Electrical -- 0.0%
  Harris ...........................................       1,199             45
                                                                       --------
Manufacturing - Tools & Components -- 0.1%
  Danaher ..........................................       2,005             91
  Raychem ..........................................       1,257             43
  Snap-On Tools ....................................         886             30
                                                                       --------
                                                                            164
                                                                       --------
                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Core Equity Fund
November 30, 1998
(Unaudited)
                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Measuring Devices -- 0.3%
  Honeywell ........................................       1,890       $    151
  KLA-Tencor* ......................................       1,302             44
  Mallinckrodt .....................................       1,096             35
  Perkin Elmer .....................................         736             69
  Tektronix ........................................         710             19
  Thermo Electron* .................................       2,489             42
                                                                       --------
                                                                            360
                                                                       --------
Medical & Medical Services -- 1.5%
  Allergan .........................................         980             60
  Bausch & Lomb ....................................         838             47
  Baxter International .............................       4,278            272
  Becton Dickinson .................................       3,706            157
  Biomet* ..........................................       1,680             64
  Boston Scientific* ...............................       2,933            145
  C.R. Bard ........................................         841             39
  Cardinal Health ..................................       2,997            206
  Columbia/HCA Healthcare ..........................       9,672            238
  Guidant ..........................................       2,260            194
  HCR Manor Care* ..................................       1,626             52
  Healthsouth* .....................................       6,334             85
  Medtronic ........................................       7,035            476
  St. Jude Medical .................................       1,262             37
  Tenet Healthcare* ................................       4,620            137
                                                                       --------
                                                                          2,209
                                                                       --------
Metal/Fabricate Hardware -- 0.0%
  Reynolds Metals ..................................       1,080             59
                                                                       --------
Metals & Mining -- 0.1%
  Asarco ...........................................         595             12
  Cyprus AMAX Minerals .............................       1,404             16
  Freeport-McMoran Copper &
   Gold, Cl B ......................................       2,696             35
  Phelps Dodge .....................................         879             50
                                                                       --------
                                                                            113
                                                                       --------
Miscellaneous Business Services -- 2.4%
  Adobe Systems ....................................       1,007             45
  Autodesk .........................................         705             26
  Automatic Data Processing ........................       4,512            347
  BMC Software* ....................................       3,092            158
  Cabletron Systems* ...............................       2,464             34
  Cendant* .........................................      12,860            244
  Ceridian* ........................................       1,087             71
  Computer Associates
   International ...................................       8,413            372
  Computer Sciences* ...............................       2,367            135
  Deluxe ...........................................       1,211             42
  Ecolab ...........................................       1,943             60
  Electronic Data Systems ..........................       7,377            288

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Miscellaneous Business Service -- Continued
  First Data .......................................       6,697       $    179
  HBO ..............................................       6,460            161
  Newell ...........................................       2,438            108
  Novell* ..........................................       5,298             88
  Oracle* ..........................................      14,589            500
  Parametric Technology* ...........................       4,080             69
  Peoplesoft* ......................................       3,454             71
  Shared Medical Systems ...........................         398             21
  Sun Microsystems* ................................       5,678            420
                                                                       --------
                                                                          3,439
                                                                       --------
Miscellaneous Consumer Services -- 0.1%
  Service International ............................       3,856            144
                                                                       --------
Miscellaneous Manufacturing -- 0.5%
  Johnson Controls .................................       1,270             73
  Jostens ..........................................         552             13
  Tyco International ...............................       9,657            636
                                                                       --------
                                                                            722
                                                                       --------
Miscellaneous Transportation -- 0.0%
  Fleetwood Enterprises ............................         516             17
                                                                       --------
Office Furniture & Fixtures -- 0.0%
  Ikon Office Solutions ............................       2,032             20
                                                                       --------
Oil & Gas Extraction -- 0.1%
  USX Marathon Group ...............................       4,610            131
                                                                       --------
Paint/Glass/Wallpaper Stores -- 0.0%
  Sherwin Williams .................................       2,591             74
                                                                       --------
Paper & Paper Products -- 0.8%
  Bemis ............................................         800             30
  Boise Cascade ....................................         844             27
  Champion International ...........................       1,433             60
  Fort James .......................................       3,306            129
  International Paper ..............................       4,605            200
  Kimberly-Clark ...................................       8,204            432
  Mead .............................................       1,557             47
  Potlatch .........................................         434             16
  Temple-Inland ....................................         833             45
  Union Camp .......................................       1,039             67
  Westvaco .........................................       1,519             43
  Willamette Industries ............................       1,670             58
                                                                       --------
                                                                          1,154
                                                                       --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Core Equity Fund
November 30, 1998
(Unaudited)

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Petroleum & Fuel Products -- 0.9%
  Amerada Hess .....................................       1,363       $     76
  Anadarko Petroleum ...............................       1,800             51
  Apache ...........................................       1,478             34
  Atlantic Richfield ...............................       4,813            320
  Burlington Resources .............................       2,661             95
  Helmerich & Payne ................................         754             13
  Kerr-McGee .......................................         716             28
  Occidental Petroleum .............................       5,292            107
  Phillips Petroleum ...............................       3,873            163
  Rowan Companies* .................................       1,277             13
  Schlumberger .....................................       8,158            365
  Union Pacific Resources Group ....................       3,764             42
                                                                       --------
                                                                          1,307
                                                                       --------
Petroleum Refining -- 5.3%
  Amoco ............................................      14,302            843
  Ashland ..........................................       1,146             56
  Chevron ..........................................       9,809            820
  Coastal ..........................................       3,187            111
  Exxon ............................................      36,548          2,743
  Mobil ............................................      11,716          1,010
  Pennzoil .........................................         716             27
  Royal Dutch Petroleum ............................      32,140          1,511
  Sunoco ...........................................       1,401             47
  Texaco ...........................................       8,032            462
  Unocal ...........................................       3,617            123
                                                                       --------
                                                                          7,753
                                                                       --------
Photographic Equipment & Supplies -- 0.6%
  Eastman Kodak ....................................       4,838            351
  Polaroid .........................................         661             14
  Xerox ............................................       4,925            529
                                                                       --------
                                                                            894
                                                                       --------
Plastic Products -- 0.2%
  Illinois Tool Works ..............................       3,747            238
                                                                       --------
Precious Metals -- 0.2%
  Barrick Gold .....................................       5,591            112
  Battle Mountain Gold .............................       3,444             16
  Homestake Mining .................................       3,165             34
  Placer Dome Group ................................       3,747             55
                                                                       --------
                                                                            217
                                                                       --------
Primary Metal Industries -- 0.0%
  USX-U.S. Steel Group .............................       1,320             32
                                                                       --------
Printing & Publishing -- 1.6%
  American Greetings, Cl A .........................       1,058             45
  Dow Jones ........................................       1,405             67
  Gannett ..........................................       4,266            275

                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Printing & Publishing -- Continued
  Knight-Ridder ....................................       1,182       $     61
  McGraw-Hill ......................................       1,489            133
  Meredith .........................................         791             31
  Moore ............................................       1,325             14
  New York Times, Cl A .............................       2,840             88
  R.R. Donnelley & Sons ............................       2,086             89
  Time Warner ......................................       8,983            950
  Times Mirror, Cl A ...............................       1,300             76
  Tribune ..........................................       1,828            117
  Viacom, Cl B* ....................................       5,366            357
                                                                       --------
                                                                          2,303
                                                                       --------
Professional Services -- 0.4%
  Dun & Bradstreet* ................................       2,561             77
  EG & G ...........................................         689             19
  Halliburton ......................................       6,579            193
  Ims Health* ......................................       2,489            165
  Paychex ..........................................       2,445            122
                                                                       --------
                                                                            576
                                                                       --------
Radio & TV Broadcasting &
Communications Equipment -- 0.0%
  ITT Industries ...................................       1,775             64
                                                                       --------
Railroads -- 0.4%
  Burlington Northern Santa Fe .....................       7,090            241
  Norfolk Southern .................................       5,680            173
  Union Pacific ....................................       3,707            180
                                                                       --------
                                                                            594
                                                                       --------
Real Estate -- 0.0%
  Kaufman & Broad Home .............................         597             15
                                                                       --------
Repair Services -- 0.0%
  Ryder System .....................................       1,097             31
                                                                       --------
Retail -- 7.3%
  Alberto-Culver, Cl B .............................         826             21
  Albertson's ......................................       3,684            210
  American Stores ..................................       4,115            138
  Autozone* ........................................       2,289             69
  Circuit City .....................................       1,499             54
  Consolidated* ....................................       1,639             35
  Costco* ..........................................       3,245            204
  CVS ..............................................       5,836            288
  Darden Restaurants ...............................       2,086             33
  Dayton Hudson ....................................       6,581            296
  Dillards, Cl A ...................................       1,661             57
  Dollar General ...................................       2,770             66
  Federated Department Stores* .....................       3,161            132
  Fred Meyer* ......................................       2,309            117
  Gap ..............................................       5,889            433


                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Core Equity Fund
November 30, 1998
(Unaudited)
                                                         Number          Value
                                                        of Shares        (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Retail -- Continued
  Great Atlantic & Pacific Tea .....................         573       $     16
  Harcourt General .................................       1,062             55
  Home Depot .......................................      22,026          1,096
  Kmart* ...........................................       7,379            113
  Kohls* ...........................................       2,368            116
  Kroger* ..........................................       3,845            204
  Limited ..........................................       3,415             99
  Longs Drug Stores ................................         583             21
  Lowe's ...........................................       5,273            223
  May Department Stores ............................       3,462            209
  McDonald's .......................................      10,261            719
  Nordstrom ........................................       2,230             83
  J.C. Penney ......................................       3,793            209
  Pep Boys - Manny, Moe & Jack .....................         956             14
  PepsiCo ..........................................      22,075            854
  Rite Aid .........................................       3,874            180
  Safeway* .........................................       7,313            386
  Sears Roebuck ....................................       5,881            279
  Staples* .........................................       4,306            150
  Tandy ............................................       1,505             68
  TJX ..............................................       4,753            122
  Toys "R" Us* .....................................       3,916             77
  Tricon Global Restaurants* .......................       2,286            104
  Venator Group* ...................................       2,028             16
  Wal-Mart Stores ..................................      33,510          2,524
  Walgreen .........................................       7,456            400
  Wendy's International ............................       1,907             38
  Winn Dixie Stores ................................       2,226             90
                                                                       --------
                                                                         10,618
                                                                       --------
Rubber & Plastic -- 0.3%
  Cooper Tire & Rubber .............................       1,161             23
  Goodyear Tire & Rubber ...........................       2,354            134
  Nike .............................................       4,313            173
  Reebok International .............................         846             13
  Rubbermaid .......................................       2,247             74
  Sealed Air* ......................................       1,248             55
  Tupperware .......................................         865             15
                                                                       --------
                                                                            487
                                                                       --------
Semi-Conductors/Instruments -- 2.9%
  Advanced Micro Devices* ..........................       2,156             60
  AMP ..............................................       3,277            159
  Intel ............................................      25,180          2,709
  LSI Logic* .......................................       2,113             33
  Micron Technology ................................       3,194            132
  Motorola .........................................       8,965            556
  National Semiconductor* ..........................       2,461             35

                                                         Number          Value
                                                       of Shares         (000)
                                                        ---------        -----
COMMON STOCK -- Continued
Semi-Conductors/Instruments -- Continued
  Texas Instruments ................................       5,848       $    447
  Thomas & Betts ...................................         850             37
                                                                       --------
                                                                          4,168
                                                                       --------
Single Family Housing Construction -- 0.0%
  H & R Block ......................................       1,507             68
  Pulte ............................................         646             16
                                                                       --------
                                                                             84
                                                                       --------
Specialty Construction -- 0.1%
  Masco ............................................       5,098            147
                                                                       --------
Specialty Machinery -- 0.1%
  Cooper Industries ................................       1,745             86
                                                                       --------
Steel & Steel Works -- 0.4%
  Alcan Aluminum ...................................       3,410             91
  Allegheny Teledyne ...............................       2,953             61
  Aluminum Company of America ......................       2,799            207
  Bethlehem Steel* .................................       1,943             16
  Engelhard ........................................       2,166             42
  Inco .............................................       2,489             29
  Nucor ............................................       1,320             55
  Worthington Industries ...........................       1,449             18
                                                                       --------
                                                                            519
                                                                       --------
Technology -- 0.1%
  Rockwell International ...........................       2,866            140
                                                                       --------
Telephones & Telecommunication -- 7.5%
  Airtouch Communications* .........................       8,601            492
  Alltel ...........................................       4,110            218
  Ameritech ........................................      16,524            894
  AT&T .............................................      27,075          1,687
  Bell Atlantic ....................................      23,284          1,295
  BellSouth ........................................      14,745          1,287
  Frontier .........................................       2,570             77
  GTE ..............................................      14,450            896
  MCI WorldCom* ....................................      26,620          1,570
  Nextel Communications, Cl A* .....................       4,282             92
  SBC Communications ...............................      29,337          1,406
  Sprint ...........................................       6,447            469
  Sprint Corp (PCS Group)* .........................       9,303            149
  US West ..........................................       7,518            468
                                                                       --------
                                                                         11,000
                                                                       --------
Tobacco -- 1.5%
  Philip Morris ....................................      36,453          2,039
  UST ..............................................       2,784             97
                                                                       --------
                                                                          2,136
                                                                       --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Core Equity Fund
November 30, 1998
(Unaudited)
                                                       Number of         Value
                                                     Shares/PAR (000)    (000)
                                                     ----------------    -----
COMMON STOCK -- Continued
Transportation Services -- 0.1%
  CSX ..............................................       3,278       $    137
                                                                       --------
Wholesale - Food -- 0.1%
  Supervalu ........................................       1,814             47
  Sysco ............................................       5,059            136
                                                                       --------
                                                                            183
                                                                       --------
TOTAL COMMON STOCK
   (Cost $138,757) .............................................        140,669
                                                                       --------
CASH EQUIVALENTS -- 3.5%
  S&P Depository Receipt
    Registered Investment Co. ......................      17,284          2,007
  Goldman Sachs Financial Square Premium
    Money Market Fund ..............................       3,095          3,095
  Goldman Sachs Financial Square Treasury
    Money Market Fund ..............................          37             37
                                                                       --------
TOTAL CASH EQUIVALENTs
   (Cost $4,893) ...............................................          5,139
                                                                       --------
TOTAL INVESTMENTS -- 99.7%
   (Cost $143,650) .............................................       $145,808
                                                                       ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.3% .................................................            444
                                                                       --------

                                                                         Value
                                                                         (000)
                                                                         -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   14,417,525 outstanding shares
   of beneficial interest ......................................       $143,173
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   52,088 outstanding shares of
   beneficial interest .........................................            487
  Accumulated net realized loss
   on investments ..............................................           (203)
  Net unrealized appreciation on investments ...................          2,479
  Undistributed net investment income ..........................            316
                                                                       --------
TOTAL NET ASSETS -- 100.0% .....................................       $146,252
                                                                       ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................................         $10.10
                                                                       ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................................         $10.10
                                                                       ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($10.10 Divide 96.25%) ...........................................    $10.49
                                                                       ========
----------
  * Non-income producing security
  ADR -- American Depository Receipt


                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Highlights

                              Armada Equity Index Fund

For a Fund Share Outstanding Throughout Each Period

                                                               For the Period
                                                           Ended November 30, 1998
                                                                 (Unaudited)
                                                           -----------------------
                                                           Class I/1     Class A/1
                                                           ---------     ---------
Net asset value, beginning of period....................   $  10.00       $ 9.09
                                                           --------       ------
Income From Investment Operations
  Net investment income.................................       0.04         0.01
  Net gain on securities (realized and unrealized)......       0.08         1.00
                                                           --------       ------
     Total from investment operations...................       0.12         1.01
                                                           --------       ------
Less Distributions
  Dividends from net investment income..................      (0.02)       (0.00)
                                                           --------       ------
     Total distributions................................      (0.02)       (0.00)
                                                           --------       ------

Net asset value, end of period..........................   $  10.10       $10.10
                                                           ========       ======
Total Return............................................       1.28%/3     11.11%/2,3
Ratios/Supplemental Data
  Net assets, end of period (in 000's)..................   $145,726       $  526
  Ratio of expenses to average net assets...............       0.24%/4,6    0.48%/5,6
  Ratio of net investment income to average net assets..       1.34%/4,6    1.56%/4,6
  Portfolio turnover rate...............................          8%           8%

1 Class I and Class A commenced operations on July 10, 1998 and October 15,
  1998, respectively.
2 Total return excludes sales charge.
3 Returns are for the period indicated and have not been annualized.
4 The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser for Class I for the period ended November 30, 1998, would have been 0.59% and 0.98%, respectively.
5 The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser for Class A for the period ended November 30, 1998, would have been 0.84% and 1.15%, respectively.
6 Annualized.



                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Equity Income Fund
November 30, 1998
(Unaudited)

                                                         Number           Value
                                                        of Shares         (000)
                                                        ---------         -----
COMMON STOCK -- 94.2%
Aerospace -- 2.6%
  General Dynamics .................................     127,100        $  7,380
  Northrop Grumman .................................      55,653           4,522
                                                                        --------
                                                                          11,902
                                                                        --------
Auto -- 2.8%
  Daimler Chrysler .................................      49,568           4,545
  Ford Motor .......................................     144,100           7,961
                                                                        --------
                                                                          12,506
                                                                        --------
Automotive Parts-Equipment -- 1.0%
  Genuine Parts ....................................     135,000           4,447
                                                                        --------
Banking -- 10.2%
  Bank One .........................................     124,530           6,390
  BankAmerica ......................................     156,839          10,224
  First Union ......................................     101,300           6,154
  Fleet Financial Group ............................     129,600           5,403
  J.P. Morgan ......................................      45,200           4,831
  Mellon Bank ......................................      71,400           4,494
  PNC Bank .........................................      79,500           4,099
  Wachovia .........................................      49,300           4,304
                                                                        --------
                                                                          45,899
                                                                        --------
Building & Building Supplies -- 3.3%
  Armstrong World Industries .......................      97,200           6,476
  MASCO ............................................     289,500           8,359
                                                                        --------
                                                                          14,835
                                                                        --------
Chemicals -- 3.2%
  Dow Chemical .....................................      35,984           3,504
  E.I. duPont de Nemours ...........................      75,700           4,447
  RPM ..............................................     381,650           6,249
                                                                        --------
                                                                          14,200
                                                                        --------
Diversified -- 5.3%
  Fluor ............................................     104,500           4,474
  Fortune Brands ...................................     191,700           6,530
  Minnesota Mining &
   Manufacturing ...................................      65,900           5,293
  Ogden ............................................      73,100           1,942
  Textron ..........................................      40,700           3,162
  United Technologies ..............................      24,300           2,605
                                                                        --------
                                                                          24,006
                                                                        --------
Drugs & Health Care -- 1.5%
  Bristol-Myers Squibb .............................      55,600           6,814
                                                                        --------
Electrical Equipment -- 3.7%
  Cooper Industries ................................      82,700           4,063
  Hubbell ..........................................      95,700           3,858
  Rockwell International ...........................      84,600           4,140
  Thomas & Betts ...................................     104,000           4,504
                                                                        --------
                                                                          16,565
                                                                        --------

                                                         Number           Value
                                                        of Shares         (000)
                                                        ---------         -----
COMMON STOCK -- Continued
Financial Services -- 2.2%
  Fannie Mae .......................................     136,700        $  9,945
                                                                        --------
Food & Beverage -- 1.7%
  General Mills ....................................     106,300           8,026
                                                                        --------
Home Appliances -- 1.0%
  Maytag ...........................................      82,900           4,487
                                                                        --------
Insurance -- 3.8%
  Cigna ............................................      57,600           4,482
  Marsh & McLennan .................................     120,250           6,997
  The Chubb Corporation ............................      78,661           5,511
                                                                        --------
                                                                          16,990
                                                                        --------
Machinery & Heavy Equipment -- 0.4%
  Caterpillar ......................................      35,200           1,740
                                                                        --------
Medical & Medical Services -- 0.9%
  Baxter International .............................      62,400           3,966
                                                                        --------
Metals & Mining -- 2.4%
  Aluminum Company of America ......................     115,800           8,584
  USX-U.S. Steel Group .............................      93,400           2,282
                                                                        --------
                                                                          10,866
                                                                        --------
Natural Gas -- 3.6%
  Consolidated Natural Gas .........................     154,725           8,403
  Enron ............................................     146,400           7,695
                                                                        --------
                                                                          16,098
                                                                        --------
Office & Business Equipment -- 2.4%
  Pitney Bowes .....................................      98,600           5,522
  Xerox ............................................      47,500           5,106
                                                                        --------
                                                                          10,628
                                                                        --------
Oil & Gas -- 13.1%
  Atlantic Richfield ...............................      88,900           5,912
  Chevron ..........................................     130,100          10,880
  Exxon ............................................     110,000           8,257
  Mobil ............................................     118,800          10,239
  Royal Dutch Petroleum ............................     146,000           6,862
  Texaco ...........................................     211,100          12,151
  Ultramar Diamond Shamrock ........................     177,700           4,576
                                                                        --------
                                                                          58,877
                                                                        --------
Paper & Forest Products -- 1.2%
  Weyerhaeuser .....................................      64,200           3,218
  Kimberly-Clark ...................................      40,000           2,105
                                                                        --------
                                                                           5,323
                                                                        --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Equity Income Fund
November 30, 1998
(Unaudited)

                                                         Number           Value
                                                        of Shares         (000)
                                                        ---------         -----
COMMON STOCK -- Continued
Professional Services -- 1.6%
  Dun & Bradstreet* ................................     234,400        $  7,076
                                                                        --------
Real Estate -- 4.0%
  Arden Realty Group ...............................     205,200           4,720
  Duke Realty Investments ..........................     324,800           7,369
  Kimco Realty .....................................      50,000           1,934
  Mack-Cali Realty .................................      70,400           2,090
  Sun Communities ..................................      53,000           1,726
                                                                        --------
                                                                          17,839
                                                                        --------
Retail Merchandising -- 3.7%
  Intimate Brands ..................................     127,300           3,668
  May Department Stores ............................     120,200           7,250
  J.C. Penney ......................................     106,000           5,830
                                                                        --------
                                                                          16,748
                                                                        --------
Telecommunications -- 2.5%
  AT&T .............................................     180,100          11,222
                                                                        --------
Tobacco -- 1.5%
  UST ..............................................     196,000           6,811
                                                                        --------
Utilities-Electric -- 7.1%
  American Water Works .............................     118,500           3,666
  Consolidated Edison
   Company of New York .............................     178,000           9,045
  Dominion Resources ...............................     140,500           6,489
  Florida Progress .................................      75,300           3,219
  LG&E Energy ......................................     145,400           4,071
  Wisconsin Energy .................................     172,600           5,340
                                                                        --------
                                                                          31,830
                                                                        --------
Utilities-Telephone -- 6.8%
  Ameritech ........................................     158,600           8,584
  Bell Atlantic ....................................      82,539           4,591
  BellSouth ........................................      90,200           7,870
  GTE ..............................................     153,300           9,505
                                                                        --------
                                                                          30,550
                                                                        --------
Waste Collection & Disposal -- 0.7%
  Browning-Ferris Industries .......................     109,600           3,233
                                                                        --------
TOTAL COMMON STOCK
  (Cost $319,669) ..................................                     423,429
                                                                        --------
PREFERRED STOCK -- 2.6%
Insurance -- 1.4%
  American General Delaware ........................      69,695           6,273
                                                                        --------
Metals & Mining -- 0.5%
  Cyprus AMAX Minerals .............................      57,700           2,142
                                                                        --------

                                                       Number of          Value
                                                     Shares/Par (000)     (000)
                                                     ----------------     -----
PREFERRED STOCK -- Continued
Paper & Forest Products -- 0.7%
  International Paper ..............................      70,386        $  3,387
                                                                        --------
TOTAL PREFERRED STOCK
   (Cost $11,034) ..............................................          11,802
                                                                        --------
CASH EQUIVALENT -- 2.6%
  Fidelity Domestic Money
    Market Fund ....................................      11,813          11,813
                                                                        --------
TOTAL CASH EQUIVALENT
   (Cost $11,813) ..............................................          11,813
                                                                        --------
TOTAL INVESTMENTS -- 99.4%
   (Cost $342,516) .............................................        $447,044
                                                                        ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.6% .................................................           2,610
                                                                        --------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   25,423,131 outstanding shares
   of beneficial interest ......................................         329,197
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   258,314 outstanding shares of
   beneficial interest .........................................           3,865
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   32,585 outstanding shares of
   beneficial interest .........................................             525
  Accumulated net realized gain
   on investments ..............................................           9,961
  Net unrealized appreciation on investments ...................         104,528
  Undistributed net investment income ..........................           1,578
                                                                        --------
TOTAL NET ASSETS -- 100.0% .....................................        $449,654
                                                                        ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS I ........................................        $  17.49
                                                                        ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................................        $  17.46
                                                                        ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A
   ($17.46 Divide 94.5%) ............................................   $  18.48
                                                                        ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ..................................        $  17.41
                                                                        ========

  *Non-income producing security.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Equity Income Fund
November 30, 1998
(Unaudited)

For a Fund Share Outstanding Throughout Each Period

                                            For the Six Months                               For the Year Ended May 31,
                                          Ended November 30, 1998           ------------------------------------------------------
                                                 (Unaudited)                            1998                          1997
                                       ------------------------------       -------------------------------     ------------------
                                       Class I    Class A     Class B       Class I    Class A    Class B/6     Class I  Class A
                                       -------    -------     -------       -------    -------    ---------     -------  -------
Net asset value, beginning of
  period........................... $  17.53     $17.51      $17.54       $  14.87     $14.86      $16.28      $  12.66   $12.65
                                    --------     ------      ------       --------     ------      ------      --------   ------
Income From Investment Operations
  Net investment income............     0.16       0.12        0.63           0.27       0.26        0.46          0.30     0.31
  Net gain/(loss) on securities
   (realized and unrealized).......    (0.09)     (0.10)      (0.71)          3.44       3.41        0.86          2.73     2.68
                                    --------     ------      ------       --------     ------      ------      --------   ------
     Total from investment
        operations.................     0.07       0.02       (0.08)          3.71       3.67        1.32          3.03     2.99
                                    --------     ------      ------       --------     ------      ------      --------   ------
Less Distributions
  Dividends from net
   investment income...............    (0.11)     (0.07)      (0.05)         (0.32)     (0.29)      (0.06)        (0.31)   (0.27)
  Distributions from net realized
   capital gains...................    (0.00)     (0.00)      (0.00)         (0.73)     (0.73)      (0.00)        (0.51)   (0.51)
                                    --------     ------      ------       --------     ------      ------      --------   ------
     Total distributions...........    (0.11)     (0.07)      (0.05)         (1.05)     (1.02)      (0.06)        (0.82)   (0.78)
                                    --------     ------      ------       --------     ------      ------      --------   ------
Net asset value, end of period..... $  17.49     $17.46      $17.41       $  17.53     $17.51      $17.54      $  14.87   $14.86
                                    ========     ======      ======       ========     ======      ======      ========   ======
Total Return.......................     0.46%/7    0.13%/5,7  (0.39)%/5,7    25.69%     25.41%/5    25.58%/4,5    24.62%   24.33%/5
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's)...................... $444,576     $4,511      $  567       $193,923     $2,151      $    3      $127,130   $  410
  Ratio of expenses to
   average net assets..............     0.94%/4    1.19%/4     1.90/%4        0.92%      1.17%       1.86%         1.01%    1.26%
  Ratio of net investment
   income to average
   net assets......................     2.25%/4    1.89%/4     1.88%/4        1.80%      1.62%       0.68%         2.44%    2.17%
  Portfolio turnover rate..........       13%        13%         13%            18%        18%         18%           35%      35%



                                                  For the Year
                                                  Ended May 31,          For the Period
                                                ------------------        Ended May 31,
                                                      1996                    1995
                                                ------------------    ----------------------
                                                Class I    Class A    Class I/3    Class A/3
                                                -------    -------    ---------    ---------
Net asset value, beginning of period........     $ 11.01   $11.01     $  10.00       $10.26
                                                  ------   ------      -------       ------
Income From Investment Operations
  Net investment income.....................        0.34     0.33         0.34         0.26
  Net gain/(loss) on securities
   (realized and unrealized)................        1.79     1.77         0.94         0.75
                                                  ------   ------      -------       ------
     Total from investment
        operations..........................        2.13     2.10         1.28         1.01
                                                  ------   ------      -------       ------
Less Distributions
  Dividends from net
   investment income........................       (0.34)   (0.32)       (0.27)       (0.26)
  Distributions from net realized
   capital gains............................       (0.14)   (0.14)       (0.00)       (0.00)
                                                  ------   ------      -------       ------
     Total distributions....................       (0.48)   (0.46)       (0.27)       (0.26)
                                                  ------   ------      -------       ------
Net asset value, end of period..............      $12.66   $12.65      $ 11.01       $11.01
                                                  ======   ======      =======       ======
Total Return................................       19.72%   19.37%/5     14.34%/4     13.18%/4,5
Ratios/Supplemental Data
  Net assets, end of period (in 000's)......     $61,978   $  263      $36,194       $  125
  Ratio of expenses to
   average net assets.......................        1.06%/1  1.31%/2        99%/1,4    1.41%/2,4
  Ratio of net investment
   income to average
   net assets...............................        3.02%/1  2.75%/2      3.87%/1,4    3.45%/2,4
  Portfolio turnover rate...................          53%      53%          12%          12%


1 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for Class I for the year ended May 31, 1996, would have been 1.08% and 3.00%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator and Custodian for Class I for the period ended May 31, 1995, would have been 1.21% and 3.66%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Custodian for Class A for the year ended May 31, 1996, would have been 1.32% and 2.74%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers, Administrator, and Custodian for Class A for the period ended May 31, 1995, would have been 1.45% and 3.40%, respectively.
3 Class I and Class A commenced operations on July 1, 1994, and August 22, 1994, respectively.
4 Annualized.
5 Total return excludes sales charge.
6 Class B commenced operations on January 6, 1998.
7 Returns are for the period indicated and have not been annualized.


                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Balanced Allocation Fund
November 30, 1998
(Unaudited)


                                                         Number           Value
                                                        of Shares         (000)
                                                        ---------         -----
COMMON STOCK -- 49.5%
Aircraft -- 0.5%
  United Technologies ..............................       2,600        $    279
                                                                        --------
Banking -- 1.6%
  Comerica .........................................       4,000             258
  Golden West Financial ............................       2,600             246
  State Street .....................................       5,400             371
                                                                        --------
                                                                             875
                                                                        --------
Banks -- 0.5%
  Wells Fargo ......................................       7,100             256
                                                                        --------
Beauty Products -- 1.5%
  Gillette .........................................       8,400             386
  Procter & Gamble .................................       4,900             429
                                                                        --------
                                                                             815
                                                                        --------
Broadcasting, Newspapers & Advertising -- 0.4%
  Comcast ..........................................       4,800             233
                                                                        --------
Chemicals -- 1.1%
  E.I. duPont de Nemours ...........................       3,800             223
  Monsanto .........................................       8,300             376
                                                                        --------
                                                                             599
                                                                        --------
Communications Equipment -- 0.8%
  Lucent Technologies ..............................       5,100             439
                                                                        --------
Computers -- 2.6%
  Cisco Systems* ...................................       9,850             743
  Hewlett Packard ..................................       3,500             220
  International Business Machines ..................       2,800             462
                                                                        --------
                                                                           1,425
                                                                        --------
Drugs & Health Care -- 4.8%
  Abbott Laboratories ..............................       5,400             259
  Eli Lilly ........................................       3,400             305
  Merck ............................................       4,000             619
  Pfizer ...........................................       6,900             770
  Schering- Plough .................................       3,800             404
  Warner-Lambert ...................................       3,200             242
                                                                        --------
                                                                           2,599
                                                                        --------
Electrical -- 1.9%
  Emerson Electric .................................       6,500             422
  General Electric .................................       6,800             615
                                                                        --------
                                                                           1,037
                                                                        --------
Electrical Services -- 0.5%
  Texas Utilities ..................................       5,700             254
                                                                        --------
Entertainment -- 0.4%
  Walt Disney ......................................       7,100             229
                                                                        --------

                                                         Number           Value
                                                        of Shares         (000)
                                                        ---------         -----
COMMON STOCK -- Continued
Environmental Services -- 0.4%
  Waste Management .................................       4,700        $    202
                                                                        --------
Financial Services -- 2.6%
  Fannie Mae .......................................      11,000             800
  Freddie Mac ......................................       9,900             599
                                                                        --------
                                                                           1,399
                                                                        --------
Food & Beverage -- 0.8%
  Coca-Cola ........................................       6,400             448
                                                                        --------
Home Decoration Products -- 0.8%
  Newell ...........................................       9,900             438
                                                                        --------
Insurance -- 2.5%
  Allstate .........................................       8,500             346
  American International Group .....................       5,350             503
  SunAmerica .......................................       4,300             341
  Torchmark ........................................       5,200             198
                                                                        --------
                                                                           1,388
                                                                        --------
Leisure -- 0.4%
  Mattel ...........................................       6,600             228
                                                                        --------
Medical & Medical Services -- 0.6%
  Medtronic ........................................       4,900             332
                                                                        --------
Miscellaneous Business Services -- 3.6%
  Automatic Data Processing ........................       5,600             431
  Ceridian* ........................................       4,700             306
  HBO ..............................................      13,000             324
  Microsoft* .......................................       7,300             891
                                                                        --------
                                                                           1,952
                                                                        --------
Miscellaneous Consumer Services -- 0.7%
  Service International ............................      10,300             385
                                                                        --------
Miscellaneous Manufacturing -- 1.3%
  Tyco International ...............................      10,700             704
                                                                        --------
Motorcycles -- 0.6%
  Harley-Davidson ..................................       8,000             335
                                                                        --------
Office & Business Equipment -- 0.5%
  Xerox ............................................       2,600             279
                                                                        --------
Petroleum Refining -- 2.3%
  Exxon ............................................       7,200             540
  Mobil ............................................       5,300             457
  Schlumberger .....................................       5,300             237
                                                                        --------
                                                                           1,234
                                                                        --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Balanced Allocation Fund
November 30, 1998
(Unaudited)

                                                        Number           Value
                                                     of Shares/Par       (000)
                                                     -------------       -----
COMMON STOCK -- Continued
Printing & Publishing -- 1.4%
  Time Warner ......................................       7,200       $    761
                                                                       --------
Retail -- 6.8%
  Albertson's ......................................       7,200            411
  Costco Companies* ................................       6,600            414
  CVS ..............................................       6,800            336
  Dayton Hudson ....................................       4,800            216
  Gap ..............................................       6,800            500
  Home Depot .......................................      14,600            726
  Wal-Mart Stores ..................................       7,000            527
  Walgreen .........................................      12,100            650
                                                                       --------
                                                                          3,780
                                                                       --------
Semi-Conductors/Instruments -- 0.9%
  Intel ............................................       4,500            484
                                                                       --------
Telephones & Telecommunication -- 3.5%
  Ameritech ........................................       6,000            325
  BellSouth ........................................       4,900            428
  GTE ..............................................       5,800            360
  MCI WorldCom* ....................................       8,000            472
  SBC Communications ...............................       7,300            350
                                                                       --------
                                                                          1,935
                                                                       --------
Tobacco -- 0.8%
  Philip Morris ....................................       7,800            436
                                                                       --------
Wholesale -- 2.4%
  Cardinal Health ..................................       5,700            391
  Johnson & Johnson ................................       4,600            374
  Safeway* .........................................      10,800            570
                                                                       --------
                                                                          1,335
                                                                       --------
TOTAL COMMON STOCK
   (Cost $25,993) ..............................................         27,095
                                                                       --------
ASSET BACKED SECURITIES -- 2.4%
Miscellaneous -- 2.4%
  MSCI 98-CF1 A1
          6.330%....................  10/15/07              $  2           $  3
  PNC 98-7 A5
          6.750%....................  09/25/28               230            232
  PSSF 1998-C1 A1A3
          6.350%....................  09/15/07               320            325
  Rali 1998-QS14 A2
          6.500%....................  10/25/28               220            220
  Saskatchewan
          8.000%....................  07/15/04               325            366
  Saxon 98-4 6.395%
          0.000%....................  05/25/26               200            200
                                                                       --------
TOTAL ASSET BACKED SECURITIES
   (Cost $1,336)................................................          1,346
                                                                       --------

                                                            Par          Value
                                     Maturity              (000)         (000)
                                     --------              -----         -----
CORPORATE BONDS -- 10.7%
Aerospace & Defense -- 0.3%
  Raytheon
          5.700%....................  11/01/03              $140       $    140
                                                                       --------
Banking -- 0.2%
  Citicorp
          7.125%....................  09/01/05                75             80
                                                                       --------
Building & Construction -- 0.3%
  Halliburton
          5.625%....................  12/01/08               175            176
                                                                       --------
Chemicals -- 0.7%
  Akzo  Nobel  Series 144A
          6.000%....................  11/15/03               400            403
                                                                       --------
Computers -- 0.8%
  Computer Associates
          6.250%....................  04/15/03               420            418
                                                                       --------
Diversified -- 0.4%
  EOP Operating
          6.500%....................  06/15/04               250            246
                                                                       --------
Food & Kindred  Products -- 0.5%
  Archer Daniels Midland Industrial
          7.500%....................  03/15/27               100            117
  Nabisco
          6.375%....................  02/01/35               150            147
                                                                       --------
                                                                            264
                                                                       --------
Greetings Cards -- 0.6%
  American Greetings
          6.100%....................  08/01/28               325            331
                                                                       --------
Miscellaneous Financial Services -- 1.6%
  Erac USA Finance Enterprise
          6.350%....................  01/15/01               100            102
  Franchise Finance
          8.250%....................  10/30/03               135            137
  TMS TR
          7.500%....................  01/15/26               600            636
                                                                       --------
                                                                            875
                                                                       --------
Miscellaneous Personal Credit -- 2.4%
  Associates
          5.750%....................  11/01/03               100            101
          0.000%....................  12/01/03               250            250
          6.250%....................  11/01/08               150            154
  Ford Motor Credit
          6.000%....................  01/14/03               100            102
  GECMS 1997-HE4 A4
          6.765%....................  04/25/15               350            356
  General Motors Acceptance
          9.000%....................  10/15/02                50             56

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Balanced Allocation Fund
November 30, 1998
(Unaudited)

                                                            Par          Value
                                     Maturity              (000)         (000)
                                     --------              -----         -----
CORPORATE BONDS -- Continued
Miscellaneous Personal Credit -- Continued
Salomon Smith Barney
          6.250%....................  01/15/05            $  300      $     301
                                                                       --------
                                                                          1,320
                                                                       --------
Mortgage Bankers & Correspondents -- 0.6%
  Countrywide Home Loan, Ser F, MTN
          6.840%....................  10/22/04               325            334
                                                                       --------
Oil Services -- 0.4%
  Halliburton
          5.625%....................  12/01/08                 7            217
                                                                       --------
Petroleum Refining -- 0.1%
  Amoco Canada
          6.750%....................  02/15/05                50             54
                                                                       --------
Plastic Products -- 0.9%
  Armstrong World
          6.500%....................  08/15/05               485            503
                                                                       --------
Printing & Publishing -- 0.1%
  Times Mirror
          6.610%....................  09/15/27                50             53
                                                                       --------
Telephones & Telecommunication -- 0.8%
  Sprint Capital
          5.700%....................  11/15/03               175            175
          6.875%....................  11/15/28               265            279
                                                                       --------
                                                                            454
                                                                       --------
TOTAL CORPORATE BONDS
   (Cost $5,889)................................................          5,868
                                                                       --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 12.0%
  Federal National Mortgage Association -- 8.7%
    Discount Note
          5.336%....................  12/10/98               300            300
    Pool #437810
          6.000%....................  08/01/28               898            888
    Pool #437972
          6.000%....................  08/01/28               199            197
    Pool #440148
          6.500%....................  08/01/28             2,869          2,893
    Pool #433330
          6.500%....................  08/01/28               499            503
                                                                       --------
                                                                          4,781
                                                                       --------
Government National Mortgage Association -- 3.3%
    Pool #439229
          7.500%....................  07/01/27               470            486
    Pool #45149
          7.500%....................  09/15/27             1,254          1,298
                                                                       --------
                                                                          1,784
                                                                       --------

                                                            Par          Value
                                     Maturity              (000)         (000)
                                     --------              -----         -----
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $6,497) ...............................................       $  6,565
                                                                       --------
U.S. Treasury Obligations -- 19.6%
  U.S. Treasury Notes -- 15.9%
          5.750%....................  11/15/00           $ 3,640          3,718
          6.250%....................  08/31/02               535            564
          6.500%....................  10/15/06             3,995          4,427
                                                                       --------
                                                                          8,709
                                                                       --------
  U.S. Treasury Bond -- 3.7%
          6.250%                      08/15/23             1,780          2,005
                                                                       --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $10,469) ..............................................         10,714
                                                                       --------
CASH EQUIVALENTS -- 6.2%
  Federated Prime Obligations
    Money Market Fund ..............................       2,000          2,000
  Goldman Sachs Financial Square Premium
    Money Market Fund ..............................       1,397          1,397
                                                                       --------
TOTAL CASH EQUIVALENTS
   (Cost $3,397) ...............................................          3,397
                                                                       --------
TOTAL INVESTMENTS -- 100.4%
   (Cost $53,581) ..............................................         54,985
                                                                       ========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.4%) ...............................................           (211)
                                                                       --------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   5,373,120 outstanding shares of
   beneficial interest .........................................         53,842
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   28,712 outstanding shares of
   beneficial interest .........................................            281
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   9,576 outstanding shares of
   beneficial interest .........................................             94
  Accumulated net realized loss
   on investments ..............................................         (1,032)
  Net unrealized appreciation on investments ...................          1,404
  Undistributed net investment income ..........................            185
                                                                       --------
TOTAL NET ASSETS -- 100.0% .....................................       $ 54,774
                                                                       ========

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Balanced Allocation Fund
November 30, 1998
(Unaudited)

                                                                          Value
                                                                          -----
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................................          $10.11
                                                                        ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................................          $10.11
                                                                        ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($10.11 -- 95.25%) .........................          $10.61
                                                                        ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B ..................................          $10.15
                                                                        ========
----------
  MTN -- Medium Term Note

                      See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Balanced Allocation Fund
November 30, 1998
(Unaudited)

For a Fund Share Outstanding Throughout Each Period

                                                                                       For the Period
                                                                                   Ended November 30, 1998
                                                                                         (Unaudited)
                                                                          ---------------------------------------
                                                                          Class I3        Class A3       Class B4
                                                                          --------        --------       --------
Net asset value, beginning of period..................................    $  10.00        $  9.71       $  9.85
                                                                          --------        -------       -------
Income From Investment Operations
  Net investment income...............................................        0.05           0.03          0.01
  Net gain on securities (realized and unrealized)....................        0.08           0.39          0.29
                                                                          --------        -------       -------
     Total from investment operations.................................        0.13           0.42          0.30
                                                                          --------        -------       -------
Less Distributions
  Dividends from net investment income................................       (0.02)         (0.02)        (0.00)
                                                                          --------        -------       -------
     Total distributions..............................................       (0.02)         (0.02)        (0.00)
                                                                          --------        -------       -------

Net asset value, end of period........................................    $  10.11         $10.11       $ 10.15
                                                                          ========         ======       =======

Total Return..........................................................        1.33%/2        4.00%/1,2     3.36%/1,2
Ratios/Supplemental Data
  Net assets, end of period (in 000's)................................    $ 54,387         $  290       $    97
  Ratio of expenses to average net assets.............................        1.15%/5        1.40%/5       2.11%/5
  Ratio of net investment income to average net assets................        1.58%/5        1.19%/5       0.27%/5
  Portfolio turnover rate.............................................          67%            67%           67%


1 Total return excludes sales charge.
2 Returns are for the period indicated and have not been annualized.
3 Class I and Class A commenced operations on July 10, 1998 and July 31, 1998, respectively.
4 Class B commenced operations on November 11, 1998.
5 Annualized.


                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Portfolio of Investments

                             Armada Total Return Advantage Fund
November 30, 1998
(Unaudited)
                                                            Par           Value
                                     Maturity              (000)          (000)
                                     --------              -----          -----
ASSET BACKED SECURITIES -- 21.8%
Auto -- 5.7%
  Aesop 1997-1 A2
          6.400%....................  10/20/03           $ 3,495        $  3,584
  World Omni Automobile Lease
    Securitization Trust
    Series 1998-1 Class A2
          5.962%....................  08/14/01             5,644           5,721
    Series 1997-A Class A3
          6.850%....................  06/25/03             8,669           8,838
                                                                        --------
                                                                          18,143
                                                                        --------
Credit Cards -- 6.8%
  Citibank Credit Trust, Series 96-I A
          5.750%....................  10/16/03             5,085           4,536
  Discover Card Master Trust I,
    Series 1998-4, Class  A
          5.750%....................  10/16/03             4,260           4,299
  MBNA Note Trust, Series1998-FC
          6.450%....................  02/15/05             4,645           4,609
  Metris Master Trust,
    Series 1997-1 , Class A
          6.870%....................  10/20/05             4,040           4,210
  Sears Credit Account Master Trust,
    Series 1996-4, Class A
          6.450%....................  10/16/06             3,895           4,012
                                                                        --------
                                                                          21,666
                                                                        --------
Miscellaneous -- 9.3%
  Copel Capital Funding,
    Series 1997-A Class A4
          6.470%....................  04/20/05             3,735           3,841
  Franchise Funding Credit
    Association, Series 97-1,
    Class A A
          7.020%....................  12/18/06             1,806           1,864
  Green Tree Financial,
    Series 1997-5, Class A5
          6.620%....................  05/15/29             2,535           2,703
  Merrill Lynch Mortgage
    Investors, Inc.,
    Series 1996-C2, Class A2
          6.820%....................  11/21/28             3,195           3,355
    Series 1998-G1, Class A1
          7.110%....................  08/25/27             4,015           4,116
  Metlife Capital Equipment Loan
    Trust, Series 1997-A,
    Class A
          6.850%....................  05/20/08             3,025           3,158
  PNC Student Loan Trust I,
    Series 1997-2, Class A4
          6.446%....................  01/25/02             3,840           3,929
    Series 1997-2, Class A6
          6.572%....................  01/25/04             2,870           2,988

                                                            Par           Value
                                     Maturity              (000)          (000)
                                     --------              -----          -----
ASSET BACKED SECURITIES -- Continued
Miscellaneous -- Continued
  Railcar Leasing, Series 1997-1,
    Class A2
          7.125%....................  01/15/13           $ 3,610        $  3,948
                                                                        --------
                                                                          29,902
                                                                        --------
TOTAL ASSET BACKED SECURITIES
(Cost $67,897) .................................................          69,711
                                                                        --------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 7.5%
  FHLMC/Remic, Series 2068, Class CJ
          6.500%....................  06/15/28             4,040           4,063
  Collateralized Mortgage Obligation
    Trust, Series 13, Class A
          6.188%....................  01/20/03                48              48
  FHLMC CMO 2101 Pd
          6.000%....................  11/15/28             1,730           1,692
  Federal Home Loan Mortgage
    Pool #2055
          6.500%....................  02/15/28            10,400          10,526
  Vende Mortgage Trust,
    Series 1994-2, Class 3K
          6.500%....................  11/15/13             7,575           7,685
                                                                        --------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (Cost $23,710) ..............................................          24,014
                                                                        --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.6%
Federal Home Loan Mortgage Corporation -- 0.0%
  Pool #160045
          8.750%....................  05/01/08                 4               5
  Pool #181063
          7.500%....................  12/01/10               104             110
  Pool #G00702
          7.500%....................  05/01/27                16              17
                                                                        --------
                                                                             132
                                                                        --------
Government National Mortgage Association -- 0.7%
  Pool #132781
          10.500%...................  11/15/00                14              15
  Pool #26857
          9.500%....................  10/15/17             1,908           2,061
                                                                        --------
                                                                           2,076
                                                                        --------
Federal National Mortgage Association -- 1.9%
  Pool #36000
          6.547%....................  12/01/05             6,005           6,178
                                                                        --------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(Cost $8,234) ..................................................           8,386
                                                                        --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Portfolio of Investments

                             Armada Total Return Advantage Fund
November 30, 1998
(Unaudited)

                                                            Par           Value
                                     Maturity              (000)          (000)
                                     --------              -----          -----
MORTGAGE PASS THROUGH OBLIGATIONS -- 0.1%
  Thirty-Seventh FHA Insurance Project
          7.430%....................  05/01/22           $   447        $    464
                                                                        --------
TOTAL MORTGAGE PASS THROUGH OBLIGATIONS
   (Cost $445) .................................................             464
                                                                        --------
CORPORATE BONDS -- 36.9%
Agriculture -- 1.0%
  Cargill
          6.150%....................  02/25/08             3,100           3,133
                                                                        --------
Autos -- 1.1%
  Chrysler Financial
          0.000%....................  01/22/01             3,525           3,521
                                                                        --------
Banking -- 5.1%
  BankAmerica
          7.875%....................  12/01/02             3,600           3,911
  Citicorp
          7.125%....................  09/01/05             4,000           4,285
  Fleet Financial Group
          6.500%....................  03/15/08             3,275           3,446
  First Union National Bank
          7.125%....................  10/15/06             4,400           4,813
                                                                        --------
                                                                          16,455
                                                                        --------
Defense -- 0.8%
  Raytheon
          5.950%....................  03/15/01             2,500           2,519
                                                                        --------
Education -- 0.9%
  Harvard University
          8.125%....................  04/15/07             2,400           2,826
                                                                        --------
Food & Beverage -- 1.1%
  Philip Morris Global
          7.000%....................  07/15/05             3,300           3,500
                                                                        --------
Foreign -- 3.0%
  British Telecom
          7.000%....................  05/23/07             1,675           1,853
  City of Naples
          7.520%....................  07/15/06             3,040           3,269
  Quebec Province
          8.625%....................  01/19/05             3,875           4,430
                                                                        --------
                                                                           9,552
                                                                        --------
Insurance -- 5.3%
  Metropolitan Life
          7.000%....................  11/01/05             5,900           6,250
  Nationwide
          9.875%....................  02/15/25             4,000           4,750
  Prudential
          8.100%....................  07/15/15             2,595           2,955

                                                            Par           Value
                                     Maturity              (000)          (000)
                                     --------              -----          -----
CORPORATE BONDS -- Continued
Insurance -- Continued)
  Safeco Capital I  Trust I, Series 144A
          8.072%....................  07/15/37            $2,950        $  3,039
                                                                        --------
                                                                          16,994
                                                                        --------
Leisure & Entertainment -- 3.3%
  News America Holdings
          7.375%....................  10/17/08             6,150           6,632
  Time Warner Entertainment
          10.150%...................  05/01/12             2,900           3,883
                                                                        --------
                                                                          10,515
                                                                        --------
Machinery -- 1.1%
  Applied Material Inc.
          7.125%....................  10/15/17             3,475           3,487
                                                                        --------
Retail Stores -- 1.1%
  May Department Stores
          8.300%....................  07/15/26             2,975           3,403
                                                                        --------
Specialty Chemicals -- 2.0%
  Engelhard
          7.000%....................  08/01/01             6,200           6,495
                                                                        --------
Technology -- 1.1%
  CSC Enterprises
          6.500%....................  11/15/01             3,365           3,468
                                                                        --------
Telephones & Telecommunication -- 6.3%
  Bellsouth Communications
          6.300%....................  12/15/15             3,000           3,160
  GTE Northwest
          5.550%....................  10/15/08             2,600           2,603
  Sprint Capital
          6.875%....................  11/15/28             5,175           5,453
  Telephone & Data Systems
          7.000%....................  08/01/06             5,500           5,720
  Worldcom
          6.400%....................  08/15/05             3,100           3,224
                                                                        --------
                                                                          20,160
                                                                        --------
Utilities-Electric -- 2.7%
  Consolidated Edison
          6.450%....................  12/01/07             3,250           3,453
  Pennsylvania Power and Light
          6.125%....................  05/01/01             3,550           3,608
  Puget Sound Energy
          6.740%....................  06/15/18             1,525           1,594
                                                                        --------
                                                                           8,655
                                                                        --------
Utilities-Gas Distribution -- 1.0%
  KN Energy
          6.450%....................  03/01/03             3,100           3,131
                                                                        --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Portfolio of Investments

                             Armada Total Return Advantage Fund
November 30, 1998
(Unaudited)
                                           Par          Value
                          Maturity        (000)         (000)
                          --------        -----         -----
Total Corporate Bonds
   (Cost $111,519)..............................     $117,814
                                                     --------
U.S. TREASURY OBLIGATIONS -- 28.8%
U.S. Treasury Bonds -- 19.3%
      7.500%............. 11/15/16       $12,975       16,255
      8.125%............. 08/15/21        33,270       45,373
                                                     --------
                                                       61,628
                                                     --------
U.S. Treasury Notes -- 9.5%
      6.375%............. 08/15/02         6,755        7,140
      6.250%............. 02/15/03         9,140        9,681
      6.500%............. 10/15/06         4,790        5,308
      6.125%............. 08/15/07         7,550        8,232
                                                     --------
                                                       30,361
                                                     --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $89,656)...............................       91,989
                                                     --------
CASH EQUIVALENT -- 1.3%
  Fidelity Domestic Money
    Market Fund........................... 4,004        4,004
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $4,004)................................        4,004
                                                     --------
TOTAL INVESTMENTS -- 99.0%
   (Cost $305,465)..............................     $316,382
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 1.0%..................................        3,076
                                                     --------

                                                        Value
                                                        (000)
                                                        -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   29,980,519 outstanding shares of
   beneficial interest..........................     $302,268
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   372,735 outstanding shares of
   beneficial interest..........................        3,779
  Accumulated net realized gain
   on investments...............................        2,494
  Net unrealized appreciation on investments....       10,917
                                                     --------
TOTAL NET ASSETS -- 100.0%......................     $319,458
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I.............................       $10.53
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A...................       $10.51
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($10.51 divide 95.25%)......       $11.03
                                                     ========

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Financial Highlights

                             Armada Total Return Advantage Fund
November 30, 1998
(Unaudited)

For a Fund Share Outstanding Throughout Each Period

                                             For the Six Months                      For the Year Ended May 31,
                                           Ended November 30, 1998         --------------------------------------------
                                                 (Unaudited)                       1998                     1997
                                           -----------------------         -------------------      -------------------
                                            Class I       Class A          Class I     Class A      Class I     Class A
                                            -------       -------          -------     -------      -------     -------
Net asset value, beginning of period...... $  10.25       $ 10.25         $   9.89     $  9.89     $   9.88     $  9.87
                                           --------       -------         --------     -------     --------     -------

Income From Investment Operations
  Net investment income...................     0.29          0.28             0.64        0.61         0.67        0.64
  Net gain/(loss) on securities
    (realized and unrealized).............     0.28          0.26             0.36        0.36         0.15        0.16
                                           --------       -------         --------     -------     --------     -------
    Total from investment operations......     0.57          0.54             1.00        0.97         0.82        0.80
                                           --------       -------         --------     -------     --------     -------
Less Distributions
  Dividends from net investment income....    (0.29)        (0.28)           (0.64)      (0.61)       (0.67)      (0.64)
  Dividends in excess of net
    investment income.....................    (0.00)        (0.00)           (0.00)      (0.00)       (0.00)      (0.00)
  Distributions from net realized
    capital gains.........................    (0.00)        (0.00)           (0.00)      (0.00)       (0.00)      (0.00)
  Distributions in excess of net
    realized capital gains................    (0.00)        (0.00)           (0.00)      (0.00)       (0.14)      (0.14)
                                           --------       -------         --------     -------     --------     -------
    Total distributions...................    (0.29)        (0.28)           (0.64)      (0.61)       (0.81)      (0.78)
                                           --------       -------         --------     -------     --------     -------
Net asset value, end of period............ $  10.53       $ 10.51         $  10.25     $ 10.25     $   9.89     $  9.89
                                           ========       =======         ========     =======     ========     =======

Total Return..............................     5.65%/8       5.32%/5,8       10.35%      10.08%/5      8.51%       8.35%/5
Ratios/Supplemental Data
  Net assets, end of period (in 000's).... $315,540       $ 3,918         $296,075     $   640     $259,228     $ 2,186
  Ratio of expenses to average net
    assets................................     0.50%/1,4     0.74%/2,4        0.31%/1     0.54%/2      0.16%/1     0.41%/2
  Ratio of net investment income to
    average net assets....................     5.61%/1,4     5.34%/2,4        6.29%/1     6.14%/2      6.70%/1     6.46%/2
  Portfolio turnover rate.................       68%           68%             170%        170%         169%        169%


                                         For the Year Ended May 31,
                                         --------------------------    For the Period
                                                    1996             Ended May 31, 1995
                                             ------------------    ----------------------
                                             Class I    Class A    Class I/3      Class A/3
                                             -------    -------    ---------      --------
Net asset value, beginning of period......  $  10.55    $ 10.54    $  10.00      $  10.16
                                            --------    -------    --------      --------
Income From Investment Operations
  Net investment income...................      0.70/7     0.62/7      0.65/7        0.49/7
  Net gain/(loss) on securities
    (realized and unrealized).............     (0.24)     (0.22)       0.43          0.40
                                            --------    -------    --------      --------
    Total from investment operations......      0.46       0.40        1.08          0.89
                                            --------    -------    --------      --------
Less Distributions
  Dividends from net investment income....     (0.70)     (0.62)      (0.53)        (0.49)
  Dividends in excess of net
    investment income.....................     (0.12)     (0.14)      (0.00)        (0.02)
  Distributions from net realized
    capital gains.........................     (0.31)     (0.31)      (0.00)        (0.00)
  Distributions in excess of net
    realized capital gains................     (0.00)     (0.00)      (0.00)        (0.00)
                                            --------    -------    --------      --------
    Total distributions...................     (1.13)     (1.07)      (0.53)        (0.51)
                                            --------    -------    --------      --------
Net asset value, end of period............  $   9.88    $  9.87    $  10.55      $  10.54
                                            ========    =======    ========      ========

Total Return..............................      4.22%      3.74%/5    12.52%/4,6    12.65%/4,5,6
Ratios/Supplemental Data
  Net assets, end of period (in 000's)....  $280,401    $ 2,040    $261,403      $    106
  Ratio of expenses to average net
    assets................................      0.13%/1    0.36%/2     0.18%/1,4     0.31%/2,4
  Ratio of net investment income to
    average net assets....................      6.67%/1    6.12%/2     7.23%/1,4     6.92%/2,4
  Portfolio turnover rate.................       268%       268%        166%          166%


1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the period and years ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.70% and 5.41%, 0.72% and 5.88%, and 0.71% and 6.15%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser and Custodian for Class I for the years ended May 31, 1996 would have been .69% and 6.11%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for the Class I for the period ended May 31, 1995 would have been .77% and 6.64%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the period and years ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.95% and 5.14%, 0.97% and 5.71%, and 0.96% and 5.91%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for Class A for the year ended May 31, 1996 would have been .89% and 5.59%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser, Administrator and Custodian for Class A for the period ended May 31, 1995 would have been .87% and 6.36%, respectively.
3 Class I and Class A commenced operations on July 7, 1994 and September 6,
  1994, respectively.
4 Annualized.
5 Total return excludes sales charge.
6 Total returns have been annualized based upon the period from each Class' commencement date through May 31, 1995. Gross total returns of Class I and Class A for the period were 11.22% and 9.14%, respectively.
7 Calculated based upon average shares outstanding.
8 Returns are for the period indicated and have not been annualized.



                             See Accompanying Notes

[GRAPHIC OMITTED]
                             Statement of Net Assets

                             Armada Bond Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                          Maturity        (000)         (000)
                          --------        -----         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 20.1%
Federal Home Loan Mortgage Corporation -- 2.5%
  Pool #E31059
      8.500%.............. 05/01/06     $     70     $     74
  Pool #E00164
      6.500%.............. 10/01/07          411          419
  Pool #252804
      8.500%.............. 07/01/08           65           70
  Pool #E50893
      6.500%.............. 09/01/08          917          937
  Series C - 78
      9.400%.............. 09/15/08           34           37
  Pool #E60894
      7.500%.............. 07/01/10           39           41
  Pool #E61277
      7.500%.............. 09/01/10          129          133
  Pool #E20204
      6.500%.............. 11/01/10          679          693
  Pool #E61976
      7.000%.............. 11/01/10        4,960        5,083
  Pool #E20206
      7.500%.............. 11/01/10          210          217
  Pool #E64179
      7.500%.............. 05/01/11          476          492
  Pool #E64198
      7.500%.............. 05/01/11          190          197
  Pool #E64229
      7.500%.............. 05/01/11           15           16
  Pool #E64248
      7.500%.............. 05/01/11          865          894
  Pool #280417
      8.500%.............. 09/01/16           10           11
  Pool #141138
      7.500%.............. 05/01/17          488          512
  Pool #294315
      8.500%.............. 06/01/17           14           16
  Pool #450074
      8.500%.............. 06/01/17          174          186
  Pool #219329
      9.250%.............. 06/01/23           58           61
  Pool #80322
      8.000%.............. 07/01/25        3,298        3,430
  Pool #483469
      6.500%.............. 09/15/28        5,989        6,055
                                                     --------
                                                       19,574
                                                     --------

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- Continued
Federal National Mortgage Association -- 11.9%
      6.000%.............. 08/01/28     $  2,958     $  2,925
  Government Trust Certificates
    Series 1-C
      9.250%.............. 11/15/01        1,123        1,168
Discount Note
      5.336%.............. 12/10/98        3,700        3,695
  Series 1992-106, Class G
      7.000%.............. 06/25/99           15           15
  Series 1988-03,  Class D
      9.100%.............. 02/25/02            5            5
  Pool #77831
      7.500%.............. 12/01/07          150          157
  Pool #31592
      7.500%.............. 03/01/08          144          150
  Pool #190506
      6.500%.............. 12/01/08        1,133        1,156
  Pool #1125
      9.000%.............. 07/01/09           49           52
  Pool #35366
      8.500%.............. 11/01/09          113          120
  Pool #316357
      7.000%.............. 07/01/10        1,455        1,494
  Pool #210452
      9.500%.............. 05/01/18          121          131
  Pool #250060
      7.500%.............. 06/01/24        6,001        6,199
  Pool #250433
      7.500%.............. 01/01/26        6,178        6,379
  Pool #420621
      7.500%.............. 12/01/27        5,050        5,197
  Pool #423227
      6.000%.............. 07/01/28        1,507        1,489
  Pool #435082
      6.000%.............. 07/01/28        1,271        1,256
  Pool #434223
      6.000%.............. 08/01/28        4,998        4,940
  Pool #440148
      6.500%.............. 08/01/28       19,467       19,625
  Pool #446109
      7.500%.............. 10/01/28        2,142        2,204
  Pool #448509
      6.000%.............. 11/01/28        5,000        4,948
  Pool #417392
      6.500%.............. 11/01/28       25,200       25,389
  Pool #441542
      7.500%.............. 10/01/29        3,030        3,117
                                                     --------
                                                       91,811
                                                     --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                             Statement of Net Assets

                             Armada Bond Fund

November 30, 1998
(Unaudited)

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- Continued
Government National Mortgage Association -- Continued
  Pool #22374
      8.000%.............. 03/15/08     $     89    $      95
  Pool #9244
      8.250%.............. 04/20/17           73           77
  Pool #9279
      8.250%.............. 07/20/17          134          141
  Pool #1388
      9.000%.............. 02/20/19          229          244
  Pool #164775
      9.500%.............. 06/15/19          231          251
  Pool #308571
      8.500%.............. 05/15/21          115          123
  Pool #310780
      8.500%.............. 09/15/21           26           29
  Pool #303442
      8.500%.............. 11/15/21           27           29
  Pool #314586
      8.500%.............. 11/15/21          262          281
  Pool #315728
      8.500%.............. 11/15/21          247          264
  Pool #36473
      8.500%.............. 11/15/21          140          150
  Pool #319999
      8.500%.............. 07/15/22          155          166
  Pool #321786
      8.500%.............. 07/15/22          214          228
  Pool #332285
      8.500%.............. 07/15/22          228          244
  Pool #325399
      7.500%.............. 08/15/22           13           15
  Pool #321563
      8.500%.............. 08/15/22           53           57
  Pool #304732
      7.500%.............. 12/15/22          890          927
  Pool #337049
      7.500%.............. 04/15/23          552          574
  Pool #348665
      7.500%.............. 04/15/23          284          296
  Pool #337062
      7.500%.............. 05/15/23          310          323
  Pool #331869
      7.500%.............. 06/15/23          394          410
  Pool #371437
      7.000%.............. 11/15/23          219          226
  Pool #451459
      7.500%.............. 09/15/27       13,461       13,927

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- Continued
Government National Mortgage Association -- Continued
  Pool #483453
      6.500%.............. 09/15/28       $5,988   $    6,053
  Pool #486516
      6.500%.............. 09/15/28        9,000        9,098
  Pool #482829
      6.500%.............. 11/15/28        9,000        9,098
                                                   ----------
                                                       43,326
                                                   ----------
Student Loan Marketing Association -- 0.1%
  Sallie Mae Medium Term Note
         7.300%........... 08/01/09          500          575
                                                   ----------
Total U.S. GOVERNMENT OBLIGATIONS
  (Cost $154,082)...............................      155,286
                                                   ----------
ASSET BACKED SECURITIES -- 10.5%
Equipment Leases -- 0.7%
  Case Equipment Loan Trust
    Series 1995-A, Class A
      7.300%.............. 03/15/02          445          447
  ICON, Series 1998-A, Class A (144A)
      6.190%.............. 09/15/06        4,644        4,660
                                                   ----------
                                                        5,107
                                                   ----------
Home Equity -- 6.6%
  Advanta Home Equity LN TR
    Series 1991-2, Class A
      8.800%.............. 06/25/06        1,465        1,488
  Champion Home Equity Loan
    Series 1997-2, Class M1
      6.920%.............. 09/25/29        9,122        9,242
    Series 1997-2, Class M2
      7.120%.............. 09/25/29        4,715        4,713
  First Plus Home Loan Trust,
    Series 1997-3, Class M2
      7.520%.............. 11/10/23        1,000        1,018
  Saxon Asset Securities Trust
    Series 1997-2, Class Af7
      7.000%.............. 03/25/27       15,552       16,061
    Series 1998-4, Class Af4
      6.395%.............. 12/08/28        6,600        6,628
  The Money Store Home Equity Trust
    Series 1995-B, Class A6
      7.500%.............. 01/15/26        8,475        8,798
    Series 1998-A, Class AV
      5.584%.............. 06/15/29        3,390        3,373
                                                   ----------
                                                       51,321
                                                   ----------


                             See Accompanying Notes

[GRAPHIC OMITTED]
                             Statement of Net Assets

                             Armada Bond Fund

November 30, 1998
(Unaudited)

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
ASSET BACKED SECURITIES -- Continued
Miscellaneous -- 2.1%
  Export Funding Trust
    Series 1995-A, Class A
      8.210%.............. 12/29/06     $  2,468   $    2,773
  Green Tree Financial
    Series 1994-8, Class A6
      8.900%.............. 04/15/25       11,683       12,837
  Turkey Trust
      9.625%.............. 05/15/02          514          542
                                                   ----------
                                                       16,152
                                                   ----------
Student Loan -- 1.1%
  Personal Credit Institutions
    Series 1997-A, Class A3
      5.690%.............. 09/01/07        8,679        8,679
                                                   ----------
TOTAL ASSET BACKED SECURITIES
   (Cost $79,915)...............................       81,259
                                                   ----------
CORPORATE BONDS -- 22.0%
Aerospace & Defense -- 0.6%
  Raytheon
      5.700%.............. 11/01/03        4,800        4,806
                                                   ----------
Banks -- 0.7%
  First Union
      7.500%.............. 07/15/06        3,250        3,547
  Intl. Bank For Recon & Dev.
      8.500%.............. 07/19/99          900          920
  Toronto - Dominion
      7.875%.............. 08/15/04        1,000        1,015
                                                   ----------
                                                        5,482
                                                   ----------
Building & Construction -- 0.3%
  Halliburton
      5.625%.............. 12/01/08        2,000        2,020
                                                   ----------
Chemicals -- 1.6%
  AKZO Nobel, 144A
      6.000%.............. 11/15/03        1,680        1,694
  Lubrizol
      5.875%.............. 12/01/08        7,300        7,264
  Dow Chemical
      9.200%.............. 06/01/10        1,000        1,265
  Monsanto
      8.130%.............. 12/15/06        2,000        2,320
                                                   ----------
                                                       12,543
                                                   ----------

Computer Software -- 1.4%
  Computer Associates International
      6.250%.............. 04/15/03       11,000       10,973
                                                   ----------

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----

CORPORATE BONDS -- Continued
Electrical Services -- 1.9%
  Central Power & Light
      6.625%.............. 07/01/05     $    920  $       972
  Eastern Energy
      6.750%.............. 12/01/06        3,000        3,151
  Western Resources
      7.125%.............. 08/01/09       10,000       10,813
                                                  -----------
                                                       14,936
                                                  -----------
Equity Office Properties -- 1.5%

  EOP Operating LP
      6.375%.............. 02/15/03        1,500        1,485
      6.625%.............. 02/15/05       10,400       10,270
                                                  -----------
                                                       11,755
                                                  -----------
Financial -- 1.8%
  Ford Motor Credit
      6.000%.............. 01/14/03       13,840       14,186
                                                  -----------
Financial Services -- 2.6%
  Associates
      6.250%.............. 11/01/08        5,000        5,156
  Franchise Financial
    America
      8.250%.............. 10/30/03        4,600        4,692
  Prime Property Funding
    Series II 144A
      6.800%.............. 08/15/02       10,000        9,963
                                                  -----------
                                                       19,811
                                                  -----------
Food & Beverage -- 1.3%
  Archer Daniels Midland Industrial
      7.500%.............. 03/15/27        6,900        8,090
  Kraft
      8.500%.............. 02/15/17        1,656        1,714
                                                  -----------
                                                        9,804
                                                  -----------
Gas/Natural Gas -- 1.3%
  Williams Companies
      6.200%.............. 08/01/02       10,000       10,163
                                                  -----------
Insurance -- 0.8%

  CIGNA
      7.400%.............. 05/15/07        3,000        3,326
  Lincoln National
      6.500%.............. 03/15/08        2,895        3,014
                                                  -----------
                                                        6,340
                                                  -----------
Leasing & Renting -- 0.8%
  First American
      8.500%.............. 04/15/12        5,000        5,838
                                                  -----------

                      See Accompanying Notes

[GRAPHIC OMITTED]
                             Statement of Net Assets

                             Armada Bond Fund

November 30, 1998
(Unaudited)

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
CORPORATE BONDS -- Continued
Printing & Publishing -- 1.6%
  American Greetings
      6.100%.............. 08/01/28      $10,390    $  10,611
  Knight-Ridder
      8.500%.............. 09/01/01        1,555        1,633
                                                    ---------
                                                       12,244
                                                    ---------
Railroads -- 0.3%
  CSX Transportation
      7.540%.............. 03/15/03        2,000        2,118
                                                    ---------
Retail -- 0.3%

  Dillard Dept Store
      9.500%.............. 10/15/01        2,000        2,208
                                                    ---------
Rubber & Plastic -- 1.0%
  Armstrong World
      6.350%.............. 08/15/03          185          191
      6.500%.............. 08/15/05        6,850        7,098
                                                    ---------
                                                        7,289
                                                    ---------
Telephones & Telecommunication -- 2.2%
  Sprint Capital
      5.700%.............. 11/15/03        6,500        6,516
      6.875%.............. 11/15/28       10,000       10,537
                                                    ---------
                                                       17,053
                                                    ---------
Total Corporate Bonds
   (Cost $164,656)                                    169,569
                                                    ---------
MORTGAGE BACKED SECURITIES -- 14.2%
  Chase Commercial Mortgage
    Securities, Series 1996-2
      6.700%.............. 11/19/28        1,481        1,524
  GMAC Commercial
    Mortgage Securities
    Series 1997, C1 Class X
      1.581%.............. 07/15/27       18,785        1,744
  Housing Securities
    Series 1993-G, Class G9
      7.500%.............. 01/25/09        5,938        6,018
  JP Morgan Commercial
   Mortgage Finance
   Series 1997-C5                         20,698        1,763
  Midland Realty Acceptance
    Series 1996-C2, Class A1
      7.020%.............. 01/25/29            1            1


                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MORTGAGE BACKED SECURITIES -- Continued
  PNC Mortgage Securities
    Series 1998-7, Class 1A5
      6.750%.............. 09/25/28     $  3,000    $   2,995
  Prudential Home Mortgage Securities
    Series 1996-7, Class A4
      6.750%.............. 06/25/11        1,500        1,516
  Prudential Securities Secured
    Financing, Series 1998-C1,
    Class A1A3
      6.350%.............. 09/15/07       10,850       11,079
  Residential Accredit Loan
    Series 1998-Q57, Class NB4
      6.750%.............. 07/25/28       13,659       13,825
    Q514, Class AZ
      6.500%.............. 10/25/28        8,000        7,960
  Residential Asset Securities Trust,
    Series 1998-Ks3, Class Ai3
      5.910%.............. 08/25/22        8,500        8,452
    Series 1997-A5, Class A13
      7.750%.............. 07/25/27       10,786       11,024
  Residential Funding
    Series 1993-S44
      5.863%.............. 11/25/23        2,805        2,797
    Series 1995-S21
    Class A6
      7.500%.............. 12/25/25       16,324       16,682
  Structured Asset Sales,
    Series 1994-5, Class A
      7.000%.............. 07/25/24       22,187       22,288
                                                    ---------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $108,031)..............................      109,668
                                                    ---------
U.S. TREASURY OBLIGATIONS -- 31.6%
U.S. Treasury Notes -- 18.5%
      5.750%.............. 11/15/00       39,250       40,091
      5.750%.............. 08/15/03       31,545       32,981
      6.500%.............. 10/15/06       62,570       69,340
                                                    ---------

                                                      142,412
                                                    ---------
U.S. TREASURY BONDS -- 13.1%
      6.250%.............. 08/15/23       72,930       82,187
      3.625%.............. 04/15/28       19,176       19,105
                                                    ---------
                                                      101,292
                                                    ---------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $241,444)..............................      243,704
                                                    ---------

                      See Accompanying Notes

[GRAPHIC OMITTED]
                             Statement of Net Assets

                             Armada Bond Fund

November 30, 1998
(Unaudited)

                                           Par          Value
                                          (000)         (000)
                                          -----         -----
CASH EQUIVALENT -- 2.3%
  Goldman Sachs Financial Square Government
    Money Market Fund..............      $17,972     $ 17,972
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $17,972)...............................       17,972
                                                     --------
TOTAL INVESTMENTS -- 100.7%
   (Cost $766,100)..............................     $777,458
                                                     ========

OTHER ASSETS AND LIABILITIES,
   NET -- (0.7%)................................       (5,756)
                                                     --------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   73,254,179 outstanding shares of
   beneficial interest..........................      746,933
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   141,098 outstanding shares of
   beneficial interest..........................        1,461
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based on
   39,873 outstanding shares of
   beneficial interest..........................          416
  Accumulated net realized gain
   on investments...............................       11,571
  Net unrealized appreciation on investments....       11,358
  Overdistributed net investment income.........          (37)
                                                     --------
TOTAL NET ASSETS -- 100.0%......................     $771,702
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I.............................       $10.51
                                                     ========

NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A...................       $10.51
                                                     ========
MAXIMUM OFFERING PRICE
   PER SHARE -- CLASS A
   ($10.51 divide 95.25%).......................       $11.03
                                                     ========
NET ASSET VALUE AND OFFERING
   PRICE PER SHARE -- CLASS B...................       $10.50
                                                     ========

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Highlights

                              Armada Bond Fund

For a Fund Share Outstanding Throughout Each Period

                                           For the Six Months                             For the Year Ended May 31,
                                         Ended November 30, 1998            ------------------------------------------------------
                                               (Unaudited)                             1998                        1997/4
                                       -------------------------------       -----------------------------    --------------------
                                       Class I     Class A     Class B       Class I   Class A   Class B/7    Class I    Class A/5
                                       -------     -------     -------       -------   -------   ---------    -------    ---------
Net asset value,
  beginning of period ............... $  10.27     $ 10.27     $ 10.26       $  10.02  $ 10.02    $ 10.35     $   9.97    $  9.97
                                      --------     -------     -------       --------  -------    -------     --------    -------
Income From Investment Operations
  Net investment income..............     0.29        0.27        0.34           0.59     0.56       0.47         0.59       0.41
  Net gain/(loss) on securities
   (realized and unrealized).........     0.19        0.24        0.14           0.25     0.25      (0.09)        0.13       0.13
                                      --------     -------     -------       --------  -------    -------     --------    -------
   Total from investment operations..     0.48        0.51        0.48           0.84     0.81       0.38         0.72       0.54
                                      --------     -------     -------       --------  -------    -------     --------    -------
Less Distributions
  Dividends from net
   investment income.................    (0.24)     (0.27)       (0.24)         (0.59)   (0.56)     (0.47)       (0.59)     (0.41)
  Dividends from net realized
   capital gains.....................    (0.00)     (0.00)       (0.00)         (0.00)   (0.00)     (0.00)       (0.00)     (0.00)
  Distributions in excess of
   net realized capital gains........    (0.00)     (0.00)       (0.00)         (0.00)   (0.00)     (0.00)       (0.08)     (0.08)
                                      --------     -------     -------       --------  -------    -------     --------    -------
   Total distributions...............    (0.24)     (0.27)       (0.24)         (0.59)   (0.56)     (0.47)       (0.67)     (0.49)
                                      --------     -------     -------       --------  -------    -------     --------    -------
Net asset value, end of period....... $  10.51     $ 10.51     $ 10.50       $  10.27  $ 10.27    $ 10.26     $  10.02    $ 10.02
                                      ========     =======     =======       ========  =======    =======     ========    =======

Total Return.........................     5.17%/3    5.05%/3,6    4.68%/3,6      8.55%    8.29%/6    8.36%/2,6    7.41%      7.22%/6
Ratios/Supplemental Data
  Net assets, end of period
    (in 000's) ...................... $769,800     $1,483      $   419       $132,620  $   161    $     1     $ 91,161    $    23
  Ratio of expenses to average
   net assets........................     0.69%/2    0.94%2       1.63%/2        0.80%    1.05%      1.74%        0.83%/1    1.07%/2
  Ratio of net investment income
   to average net assets.............     5.44%/2    5.14%2       4.44%/2        5.72%    5.52%      2.71%        5.83%/1    5.64%/2
  Portfolio turnover rate............      190%       190%         190%           220%     220%       220%          96%        96%


                                                      For the          For the          For the
                                                  Period Ended      Year Ended      Period Ended
                                                 May 31, 1996/4  April 30, 1996/4  April 30, 19954
                                                 --------------  ----------------  ---------------
Net asset value, beginning of period....          $  10.04           $  10.02         $ 10.00
                                                 ---------           --------        --------
Income From Investment Operations
  Net investment income ................              0.05               0.64            0.44
  Net gain/(loss) on securities
   (realized and unrealized)............             (0.07)              0.07            0.02
                                                  --------           --------         -------
   Total from investment operations.....             (0.02)              0.71            0.46
                                                  --------           --------         -------
Less Distributions
  Dividends from net
   investment income....................             (0.05)             (0.64)          (0.44)
  Dividends from net realized
   capital gains........................             (0.00)             (0.05)          (0.00)
  Distributions in excess of
   net realized capital gains...........             (0.00)             (0.00)          (0.00)
                                                  --------           --------         -------
   Total distributions..................             (0.05)             (0.69)          (0.44)
                                                  --------           --------         -------
Net asset value, end of period..........          $   9.97           $  10.04         $ 10.02

                                                  ========           ========         =======

Total Return............................             (0.19)%/3,6         7.09%/6         4.75%/3,6
Ratios/Supplemental Data
  Net assets, end of period (in 000's)..          $ 88,829           $ 89,901         $53,316
  Ratio of expenses to average
   net assets...........................              0.85%/1,2          0.85%/1         0.85%/1,2
  Ratio of net investment income
   to average net assets................              5.88%/1,2          6.20%/1         6.17%/1,2
  Portfolio turnover rate...............                 2%                94%            172%


1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers and other service providers for Class I and the Predecessor Fund for the years ended May 31, 1997, May 31, 1996, April 30, 1996, and April 30, 1995 would have been 0.96% and 5.71%, 1.25% and 5.48%,
  1.25% and 5.80%, 1.33% and 5.69%, respectively.
2 Annualized.
3 Returns are for the period indicated and have not been annualized.
4 Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.
5 Class A commenced operations on September 11, 1996.
6 Total return excludes sales charge.
7 Class B Shares commenced operations January 6, 1998.



                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Statement of Net Assets

                         Armada Intermediate Bond Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
CORPORATE BONDS -- 30.0%
Aerospace & Defense -- 0.7%
  Raytheon
      5.700% ............ 11/01/03       $ 2,100   $    2,103
                                                   ----------
Banking -- 2.1%
  Huntington National Bank
      7.125% ............ 05/01/03         5,000        5,300
  Northern Trust
      7.300% ............ 09/15/06           500          539
  KeyCorp
      7.250% ............ 06/01/05           500          537
                                                   ----------
                                                        6,376
                                                   ----------
Chemicals -- 1.3%
  Akzo Nobel Series 144A
      6.000% ............ 11/15/03           500          504
  Dow Chemical
      9.350% ............ 03/15/02         1,000        1,041
  Lubrizol
      5.875% ............ 12/01/08         2,550        2,537
                                                   ----------
                                                        4,082
                                                   ----------
Drugs & Health Care -- 0.8%
  American Home Products
      6.500% ............ 10/15/02         2,000        2,080
  Amgen
      6.210% ............ 08/27/03           500          497
                                                   ----------
                                                        2,577
                                                   ----------
Electrical Services -- 0.7%
  Indianapolis Power & Light
      6.050% ............ 02/01/04         2,000        2,067
                                                   ----------
Financial Services -- 11.5%
  Associates
      5.625% ............ 02/15/01         2,000        2,006
      5.750% ............ 11/01/03         2,435        2,475
  Associates Coporation of
    North America, Senior Notes
      7.375% ............ 03/15/02           500          527
  Chrysler Financial
      5.690% ............ 11/15/01         3,200        3,232
  CIT Group
      6.375% ............ 12/01/01         2,000        2,045
  EOP Operating  LP
      6.625% ............ 02/15/05         3,190        3,150
  Franchise Financial
      8.250% ............ 10/30/03         1,825        1,861
  General Motors Acceptance
      6.625% ............ 05/15/03           300          315

                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
CORPORATE BONDS -- Continued
Financial Services -- Continued
  GMAC
      7.625% ............ 01/15/03      $    500   $      539
      7.250% ............ 10/01/05           500          518
  Goldman Sachs Group
      6.000% ............ 01/14/03         7,850        8,046
  Ikon Capital
      6.730% ............ 06/15/01         5,000        5,144
  Prime Property Funding,
    Series II 144A
      7.700% ............ 06/10/04           500          555
  Prudential
      6.800% ............ 08/15/02         5,000        4,981
  United States Leasing International
      7.250% ............ 09/01/99           500          507
                                                   ----------
                                                       35,901
                                                   ----------
Gas/Natural Gas -- 1.4%
  Northen Illinois Gas
      6.450% ............ 08/01/01         1,500        1,545
  Williams Companies
      6.200% ............ 08/01/02         2,800        2,845
                                                   ----------
                                                        4,390
                                                   ----------
Insurance -- 1.1%
  Aetna Services
      6.750% ............ 08/15/01           500          514
  Lincoln National
      7.625% ............ 07/15/02           300          322
      6.500% ............ 03/15/08         2,150        2,239
  Saint Paul
      6.170% ............ 01/15/01           300          305
                                                   ----------
                                                        3,380
                                                   ----------
Leasing -- 1.6%
  Ryder System
      6.600% ............ 11/15/05         4,000        4,060
  Hertz
      7.000% ............ 05/01/02         1,000        1,029
                                                   ----------

                                                        5,089
                                                   ----------
Measuring Devices -- 0.8%
  Johnson Controls
      6.300% ............ 02/01/08         2,500        2,584
                                                   ----------
Oil Services -- 0.3%
  Halliburton
      5.625% ............ 12/01/08         1,000        1,010
                                                   ----------
Petroleum & Fuel Products -- 1.1%
  Apache
      9.250% ............ 06/01/02         3,200        3,556
                                                   ----------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Statement of Net Assets

                         Armada Intermediate Bond Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
CORPORATE BONDS -- Continued
Retail -- 0.9%
  Wal-Mart Stores
      8.625% ............ 04/01/01       $ 2,500   $    2,691
                                                   ----------
Rubber & Plastic -- 1.6%
  Armstrong World
      6.350% ............ 08/15/03         4,875        5,027
                                                   ----------

Taxable Municipal Obligation -- 0.1%
  Westview School,
    Certificate of Participation
      6.400% ............ 09/01/05           200          208
                                                   ----------
Telephones & Telecommunication -- 4.0%
  BellSouth Telecom
      5.875% ............ 01/15/09           500          517
  GTE
      6.390% ............ 09/11/00         2,000        2,030
      6.460% ............ 04/15/08         2,000        2,113
  Sprint Capital
      5.700% ............ 11/15/03         7,600        7,619
                                                   ----------
                                                       12,279
                                                   ----------
TOTAL CORPORATE BONDS
   (Cost $91,361) ..............................       93,320
                                                   ----------
ASSET-BACKED SECURITIES -- 6.7%
  Champion Home Equity
    Loan Trust
      6.490% ............ 01/25/13         7,858        7,912
  Housing Securities,
    Series 1994-I, Class A15
      7.500% ............ 03/25/09         4,427        4,494
  ICON Financial, 98-A, Class A
      6.190% ............ 09/15/06         2,787        2,796
  Sal 98 NC
      6.704% ............ 12/22/28         5,560        5,560
                                                   ----------
TOTAL ASSET-BACKED SECURITIES
   (Cost $20,684) ..............................       20,762
                                                   ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.0%

Federal Home Loan Bank -- 0.7%
      6.400% ............ 12/04/03           500          500
      6.135% ............ 12/23/04         1,000        1,055
  Series BSO1
      5.860% ............ 08/03/01            95           96
  Series EGO3
      6.565% ............ 01/10/03           500          512
                                                   ----------
                                                        2,163
                                                   ----------

                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- Continued

Federal Home Loan Mortgage Company -- 0.3%
      6.600% ............ 02/02/06        $1,000   $    1,001
  Pool #16-0015
      8.250% ............ 06/01/06            24           25
                                                   ----------
                                                        1,026
                                                   ----------
Federal National Mortgage Association -- 1.0%
      7.340% ............ 04/14/04        1,000         1,030
  Series M
      7.060% ............ 04/24/02        2,000         2,058
                                                   ----------
                                                        3,088
                                                   ----------
Government National Mortgage Association -- 0.0%
  Pool #154047
      9.000% ............ 05/15/16            41           43
                                                   ----------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $6,174) ...............................        6,320
                                                   ----------
MORTGAGE BACKED SECURITIES -- 9.9%
  Chase Commercial Mortgage
    Securities, Series 1996-2
      6.700% ............ 11/19/28         2,957        3,043
  GE Capital Mortgage Services
      6.765% ............ 04/25/15         5,290        5,375
  Oakwood Mortgage Investors
      6.500% ............ 02/15/28         5,000        5,061
  Prudential Home Mortgage
    Securities, CMO, Series 1996-7,
    Class A4
      6.750% ............ 06/25/11         2,500        2,527
  Prudential Securities
    Secured Financing
      6.350% ............ 09/15/07         6,120        6,249
  Residential Accredit Loans
      6.500% ............ 10/25/28         3,000        2,985
  The Money Store Home Equity Trust,
    Series 1993-C, CL A-3
      5.7590% ........... 10/15/22         5,300        5,339
                                                   ----------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $30,196) ..............................       30,579
                                                   ----------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Statement of Net Assets

                         Armada Intermediate Bond Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
U.S. TREASURY OBLIGATIONS -- 47.4%
U.S. Treasury Notes -- 47.4%
      6.000% ............ 08/15/99      $  1,000     $  1,009
      5.750% ............ 11/15/00        23,625       24,131
      6.250% ............ 08/31/02        32,306       34,039
      6.250% ............ 02/15/03         3,000        3,178
      5.750% ............ 08/15/03        35,900       37,534
      6.500% ............ 10/15/06        38,170       42,300
      3.625% ............ 01/15/08         5,052        5,003
                                                     --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $146,635) .............................      147,194
                                                     --------
IOETTES -- 1.3%
  JP Morgan Commercial Mortgage
   Finance, Series 1997-C5 .......        46,379        3,949
                                                     --------
TOTAL IOETTES
   (Cost $3,774) ...............................        3,949
                                                     --------
CASH EQUIVALENT -- 1.7%
  Fidelity Domestic Money
    Market Fund  .................         5,431        5,431
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $5,431) ...............................        5,431
                                                     --------
TOTAL INVESTMENTS -- 99.0%
   (Cost $304,255) .............................     $307,555
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 1.0% .................................        3,000
                                                     --------


                                                        Value
                                                        (000)
                                                        -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based
   on 28,397,022 outstanding shares of
   beneficial interest .........................     $299,882
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 344,281 outstanding shares of
   beneficial interest .........................        3,881
  Portfolio Shares of Class B (unlimited
   authorization -- no par value) based
   on 24,142 outstanding shares of
   beneficial interest .........................          261
  Accumulated net realized gain
   on investments ..............................        3,055
  Net unrealized appreciation on investments ...        3,300
  Undistributed net investment income ..........          176
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $310,555
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................       $10.80
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................       $10.83
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($10.83 divide 95.25%) .....       $11.37
                                                     ========
NET ASSET VALUE AND  OFFERING
   PRICE PER SHARE -- CLASS B ..................       $10.83
                                                     ========


                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Financial Highlights

                         Armada Intermediate Bond Fund


For a Fund Share Outstanding Throughout Each Period

                                       For the Six                                   For the Year Ended May 31,
                                      Months Ended                     --------------------------------------------------------
                                    November 30, 1998
                                       (Unaudited)                                  1998                          1997
                           -----------------------------------         -------------------------------     ---------------------
                           Class I        Class A      Class B         Class I      Class A   Class B4     Class I       Class A
                           -------        -------      -------         -------      -------   --------     -------       -------
Net asset value,
  beginning of
  period.................. $  10.59       $10.63        $10.63          $10.37      $10.42     $10.70      $  10.30       $10.35
                           --------       ------        ------        --------      ------     ------      --------       ------

Income From Investment
 Operations
   Net investment
    income................     0.29         0.27          0.25            0.60        0.58       0.20          0.60         0.57
  Net gain/(loss) on
   securities (realized
   and unrealized)........     0.21         0.20          0.19            0.22        0.21      (0.07)         0.07         0.07
                           --------       ------        ------        --------      ------     ------      --------       ------

    Total from investment
     operations...........     0.50         0.47          0.44            0.82        0.79       0.13          0.67         0.64
                           --------       ------        ------        --------      ------     ------      --------       ------

Less Distributions
  Dividends from net
  investment income.......    (0.29)       (0.27)        (0.24)          (0.60)      (0.58)     (0.20)        (0.60)       (0.57)
  Dividends in excess
   of net investment
   income.................    (0.00)       (0.00)        (0.00)          (0.00)      (0.00)     (0.00)        (0.00)       (0.00)
  Distributions from
   net realized capital
   gains..................    (0.00)       (0.00)        (0.00)          (0.00)      (0.00)     (0.00)        (0.00)       (0.00)
  Distributions in
   excess of net
   realized capital
   gains..................    (0.00)       (0.00)        (0.00)          (0.00)      (0.00)     (0.00)        (0.00)       (0.00)
                           --------       ------        ------        --------      ------     ------      --------       ------
    Total distributions...    (0.29)       (0.27)        (0.24)          (0.60)      (0.58)     (0.20)        (0.60)       (0.57)
                           --------       ------        ------        --------      ------     ------      --------       ------
  Net asset value, end
   of period.............. $  10.80       $10.83        $10.83        $  10.59      $10.63     $10.63      $  10.37       $10.42
                           ========       ======        ======        ========      ======     ======      ========       ======
Total Return..............     4.74%/7      4.51%/4,7     4.16%/4,7       8.09%       7.71%/4    7.39%/4,5     6.63%        6.36%/3
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)...... $306,549       $3,742        $  264        $166,710      $3,288     $    2      $121,271       $3,720
  Ratio of expenses to
   average net assets.....     0.59%/1,5    0.84%/2,5     1.51%/3,5       0.65%/1     0.91%/2    1.60%/3,5     0.70%       10.96%/2
  Ratio of net investment
   income to average net
   assets.................     5.32%/1,5    5.06%/2,5     4.36%/3,5      5.71%/1      5.48%/2    3.38%/3,5     5.76%/1      5.52%/2
  Portfolio turnover
   rate...................      157%         157%          157%           160%         160%       160%          217%         217%




                                                      For the Year Ended May 31,
                            ---------------------------------------------------------------------------
                                    1996                         1995                      1994
                            ----------------------       ---------------------      -------------------
                            Class I        Class A       Class I       Class A      Class I     Class A
                            -------        -------       -------       -------      -------     -------
Net asset value,
 beginning of
 period .................. $   0.54         $10.60       $ 10.24        $10.30      $ 10.93      $10.98
                           --------         ------       -------        ------      -------      ------

Income From Investment
 Operations
  Net investment
   income.................     0.61           0.59          0.63          0.61         0.61        0.58
  Net gain/(loss) on
   securities (realized
   and unrealized)........    (0.22)         (0.23)         0.30          0.30        (0.59)      (0.58)
                           --------         ------       -------        ------      -------      ------

    Total from investment
     operations...........     0.39           0.36          0.93          0.91         0.02        0.00
                           --------         ------       -------        ------      -------      ------

Less Distributions
  Dividends from net
   investment income......    (0.61)         (0.59)        (0.63)        (0.61)       (0.61)      (0.58)
  Dividends in excess
   of net investment
   income.................    (0.00)         (0.00)        (0.00)        (0.00)       (0.05)      (0.05)
  Distributions from
   net realized capital
   gains..................    (0.00)         (0.00)        (0.00)        (0.00)       (0.03)      (0.03)
  Distributions in
   excess of net
   realized capital
   gains..................    (0.02)         (0.02)        (0.00)        (0.00)       (0.02)      (0.02)
                           --------         ------       -------        ------      -------      ------
    Total distributions...    (0.63)         (0.61)        (0.63)        (0.61)       (0.71)      (0.68)
                           --------         ------       -------        ------      -------      ------
  Net asset value, end
   of period.............. $  10.30         $10.35       $ 10.54        $10.60      $ 10.24      $10.30
                           ========         ======       =======        ======      =======      ======

Total Return..............     3.79%          3.44%/3       9.55%         9.26%/3      0.00%       (.23)%/3
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)...... $111,240         $6,216       $88,047        $5,527      $95,907      $5,480
  Ratio of expenses to
   average net assets.....     0.80%/1        1.04%/2       0.85%/1       1.09%/2      0.83%       1.08%
  Ratio of net investment
   income to average net
   assets.................     5.52%/2        5.78%/1       5.50%/2       6.24%/1      5.95%/2     5.59%
  Portfolio turnover
   rate...................      217%            45%           45%           42%          42%         34%

1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the period and years ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.64% and 5.17%, 0.80% and 5.56%, and 0.79% and 5.66%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Custodian for Class I for the years ended May 31, 1996 and 1995 would have been .82% and 5.76% and .86% and 6.23%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the period and years ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.99% and 4.91%, 1.06% and 5.33%, and 1.05% and 5.44%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Custodian for Class A for the years ended May 31, 1996 and 1995 would have been 1.06% and 5.48% and 1.10% and 5.94%, respectively.
3 The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for Class B for the periods ended November 30, 1998 and May 31, 1998 would have been 1.63% and 4.23%, and 1.49% and 3.49%, respectively.
4 Total return excludes sales charge.
5 Annualized.
6 Class B Shares commenced operations January 6, 1998.
7 Returns are for the period indicated and have not been annualized.


                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada GNMA Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 84.4%
Federal National Mortgage Association -- 2.7%
      7.000% ............. 11/01/10      $   492     $    506
      6.500% ............. 12/01/12        1,809        1,838
                                                     --------
                                                        2,344
                                                     --------
Government National Mortgage Association -- 81.7%
  Pool #5147
      7.250% ............. 11/15/04          129          135
  Pool #486468
      7.000% ............. 08/15/08        3,962        4,062
  Pool #90069
      9.000% ............. 05/15/09           55           59
  Pool #90223
      9.000% ............. 05/15/09           64           68
  Pool #90250
      9.000% ............. 05/15/09           74           80
  Pool #90332
      9.000% ............. 05/15/09           32           35
  Pool #90626
      9.000% ............. 05/15/09           64           69
  Pool #90923
      9.000% ............. 05/15/09          119          127
  Pool #90337
      9.000% ............. 06/15/09           61           65
  Pool #419305
      7.000% ............. 12/15/10        1,546        1,599
  Pool #780807
      7.000% ............. 06/15/11        2,269        2,347
  Pool #60456
     11.500% ............. 01/15/13           30           35
  Pool #348356
      7.500% ............. 06/15/13          182          189
  Pool #162246
      9.000% ............. 06/15/16           27           30
  Pool #608
      9.000% ............. 08/20/16        1,097        1,168
  Pool #200669
      8.500% ............. 01/15/17          130          139
  Pool #183426
      8.500% ............. 02/15/17           73           79
  Pool #206979
      8.500% ............. 02/15/17           60           64
  Pool #210565
      8.000% ............. 03/15/17           13           15
  Pool #203154
      8.500% ............. 03/15/17           76           82
  Pool #212306
      8.500% ............. 03/15/17           66           71
  Pool #208540
      8.000% ............. 04/15/17           69           73
  Pool #202955
      8.500% ............. 04/15/17           82           88

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- Continued
Government National Mortgage Association -- Continued
  Pool #228869
      8.500% ............. 04/15/17       $1,012     $  1,081
  Pool #199649
      8.000% ............. 05/15/17           35           37
  Pool #202671
      8.000% ............. 05/15/17           21           22
  Pool #216632
      8.500% ............. 05/15/17           40           44
  Pool #209632
      9.000% ............. 05/15/17           73           79
  Pool #220950
      9.000% ............. 06/15/17          347          372
  Pool #213458
      8.000% ............. 07/15/17           63           67
  Pool #231935
      9.000% ............. 08/15/17          130          140
  Pool #780048
      8.500% ............. 11/15/17          322          341
  Pool #289354
      9.000% ............. 07/15/20          176          189
  Pool #301286
      8.500% ............. 04/15/21          253          271
  Pool #302597
      8.500% ............. 05/15/21           20           22
  Pool #248132
      8.500% ............. 06/15/21          188          201
  Pool #300698
      9.000% ............. 06/15/21          307          329
  Pool #312919
      8.500% ............. 11/15/21          335          358
  Pool #314292
      8.500% ............. 11/15/21          198          212
  Pool #316989
      8.500% ............. 12/15/21           83           89
  Pool #303772
      8.500% ............. 02/15/22          157          168
  Pool #327085
      7.500% ............. 05/15/22           30           31
  Pool #333977
      7.500% ............. 09/15/22           65           68
  Pool #334116
      7.500% ............. 10/15/22          213          222
  Pool #336541
      7.500% ............. 10/15/22           38           40
  Pool #320229
      7.500% ............. 12/12/22          224          234
  Pool #340307
      7.500% ............. 02/15/23          245          256
  Pool #4280
      8.500% ............. 02/15/23        2,477        2,638

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada GNMA Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- Continued
Government National Mortgage Association -- Continued
  Pool #329620
      7.500% ............. 04/15/23       $2,771       $2,882
  Pool #348778
      7.500% ............. 04/15/23          308          320
  Pool #352189
      7.500% ............. 04/15/23           19           21
  Pool #352217
      7.500% ............. 04/15/23        5,055        5,258
  Pool #340792
      7.500% ............. 05/15/23           23           24
  Pool #354106
      7.500% ............. 05/15/23           40           43
  Pool #338766
      7.500% ............. 06/15/23          268          279
  Pool #266878
      7.500% ............. 07/15/23          387          403
  Pool #352143
      7.500% ............. 07/15/23           22           24
  Pool #352144
      7.500% ............. 07/15/23          295          307
  Pool #353185
      7.500% ............. 07/15/23        3,362        3,477
  Pool #359600
      7.500% ............. 07/15/23           67           70
  Pool #364258
      7.500% ............. 07/15/23          138          143
  Pool #352724
      7.500% ............. 08/15/23          132          138
  Pool #357235
      7.500% ............. 10/15/23          557          579
  Pool #358845
      7.500% ............. 10/15/23          168          175
  Pool #362619
      7.500% ............. 10/15/23          336          349
  Pool #370019
      7.500% ............. 10/15/23          121          127
  Pool #358308
      7.500% ............. 01/15/24          279          290
  Pool #374876
      7.500% ............. 01/15/24          285          296
  Pool #369696
      7.500% ............. 02/15/24          187          194
  Pool #388741
      7.500% ............. 04/15/24          242          252
  Pool #384077
      8.000% ............. 04/15/24          540          565
  Pool #385654
      8.000% ............. 04/15/24          722          755
  Pool #353023
      7.500% ............. 06/15/24          249          259

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- Continued
Government National Mortgage Association -- Continued
  Pool #371816
      7.500% ............. 06/15/24       $  113       $  118
  Pool #32767
      9.000% ............. 11/15/24        2,059        2,222
  Pool #412760
      8.750% ............. 06/15/25          413          441
  Pool #780618
      8.000% ............. 02/01/26        1,930        2,011
  Pool #428443
      7.500% ............. 05/15/26        2,666        2,767
  Pool #412663
      8.000% ............. 09/15/26        3,388        3,538
  Pool #427794
      7.000% ............. 01/15/28        5,934        6,083
  Pool #462641
      6.000% ............. 07/15/28        2,987        2,963
  Pool #433881
      6.500% ............. 07/15/28          317          321
  Pool #450934
      6.500% ............. 07/15/28          630          637
  Pool #466002
      6.500% ............. 07/15/28          757          765
  Pool #476113
      6.500% ............. 07/15/28        2,104        2,128
  Pool #478016
      6.500% ............. 07/15/28        1,479        1,496
  Pool #480411
      6.500% ............. 07/15/28          669          676
  Pool #480412
      6.500% ............. 07/15/28          576          583
  Pool #480451
      6.500% ............. 07/15/28        2,332        2,358
  Pool #465549
      6.500% ............. 08/15/28        1,594        1,612
  Pool #446699
      6.000% ............. 10/15/28        1,496        1,484
  Pool #2673
      6.500% ............. 11/20/28        3,600        3,624
                                                     --------
                                                       71,247
                                                     --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $72,155) ..............................       73,591
                                                     --------
ASSET BACKED SECURITIES -- 4.5%
  First USA Credit Mastercard Trust
      5.836% ............. 02/10/06        1,000          996
  The Money Store Trust,
    Series 1998-A
      5.584% ............. 06/15/29        2,966        2,951
                                                     --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada GNMA Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
TOTAL ASSET BACKED SECURITIES
   (Cost $3,971) ...............................      $ 3,947
                                                      -------
PRIVATE LABEL MORTGAGE BACKED
  SECURITIES -- 5.9%

  JP Morgan Commercial Mortgage
    Finance, Series 1997-C5
      1.550% ............. 09/15/29      $25,810        2,198
  Residential Funding Mortgage
    Securities I, Series 1995-S21,
    Class A6
      7.500% ............. 12/25/25        2,910        2,974
                                                     --------
Total Private Label Mortgage
   Backed Securities
   (Cost $5,297) ...............................        5,172
                                                      -------
U.S. TREASURY OBLIGATION -- 1.2%
  U.S. Treasury Note
      5.750% ............. 11/15/00        1,000        1,021
                                                      -------
TOTAL U.S. TREASURY OBLIGATION
   (Cost $1,010) ...............................        1,021
                                                      -------
CASH EQUIVALENT -- 3.5%

  Goldman Sachs Financial Square Government
    Money Market Fund .............        3,066        3,066
                                                      -------
TOTAL CASH EQUIVALENT
   (Cost $3,066) ...............................        3,066
                                                      -------
TOTAL INVESTMENTS -- 99.5%
   (Cost $85,499) ..............................      $86,797
                                                      =======


                                                        Value
                                                        (000)
                                                        -----
OTHER ASSETS AND LIABILITIES,
   NET -- 0.5% .................................      $   407
                                                      -------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based
   on 8,272,564 outstanding shares of
   beneficial interest .........................       84,051
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 111,783 outstanding shares of
   beneficial interest .........................        1,155
  Accumulated net realized gain
   on investments ..............................          588
  Net unrealized appreciation on investments ...        1,298
  Undistributed net investment income ..........          112
                                                      -------
TOTAL NET ASSETS -- 100.0% .....................      $87,204
                                                      =======
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS I ........................       $10.40
                                                      =======
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................       $10.40
                                                      =======

MAXIMUM OFFERING PRICE
   PER SHARE -- CLASS A
   ($10.40 divide 95.25%) ......................       $10.92
                                                      =======


                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Highlights

                              Armada GNMA Fund

For a Fund Share Outstanding Throughout Each Period

                                                  For the Six Months                  For the Year Ended May 31,
                                                Ended November 30, 1998      --------------------------------------------
                                                      (Unaudited)                    1998                   1997/4
                                                -----------------------      ------------------     ---------------------
                                                Class I       Class A        Class I    Class A     Class I     Class A/5
                                                -------     -----------      -------    -------     -------     ---------

Net asset value, beginning of period ........   $ 10.36        $10.36        $ 10.15     $10.15     $ 10.03       $10.02
                                                -------        ------        -------     ------     -------       ------
Income From Investment Operations
  Net investment income .....................      0.30          0.24           0.61       0.58        0.65         0.45
  Net gain/(loss) on securities
   (realized and unrealized) ................      0.02          0.07           0.31       0.31        0.22         0.23
                                                -------        ------        -------     ------     -------       ------
   Total from investment operations .........      0.32          0.31           0.92       0.89        0.87         0.68
                                                -------        ------        -------     ------     -------       ------

Less Distributions
  Dividends from net investment income ......     (0.28)        (0.27)         (0.61)     (0.58)      (0.65)       (0.45)
  Dividends from net realized capital gains..     (0.00)        (0.00)         (0.10)     (0.10)      (0.01)       (0.01)
  Distributions in excess of net
   realized capital gains ...................     (0.00)        (0.00)         (0.00)     (0.00)      (0.09)       (0.09)
                                                -------        ------        -------     ------     -------       ------
   Total distributions ......................     (0.28)        (0.27)         (0.71)     (0.68)      (0.75)       (0.55)
                                                -------        ------        -------     ------     -------       ------
Net asset value, end of period ..............   $ 10.40        $10.40        $ 10.36     $10.36     $ 10.15       $10.15
                                                =======        ======        =======     ======     =======       ======

Total Return ................................      3.16%/3       3.03%/3,6      9.17%      8.90%/6     9.03%       8.83%/6

Ratios/Supplemental Data
  Net assets, end of period (in 000's) ......   $86,041        $1,163        $83,624     $  549     $64,501       $  128
  Ratio of expenses to average net assets ...      0.78%/2       1.03%/2        0.84%      1.09%       0.86%/1      1.12%/2
  Ratio of net investment income to average
   net assets ...............................      5.85%/2       5.75%/2        5.83%      5.54%       6.45%/1      6.17%/2
  Portfolio turnover rate ...................        53%           53%           291%       291%         57%          57%


                                                    For the          For the              For the
                                                  Period Ended      Year Ended          Period Ended
                                                 May 31, 1996/4   April 30, 1996/4    April 30, 1995/4
                                                 --------------   ----------------    ----------------

Net asset value, beginning of period ........       $ 10.12           $ 10.16              $ 10.00
                                                    -------           -------              -------
Income From Investment Operations
  Net investment income .....................          0.05              0.66                 0.48
  Net gain/(loss) on securities
   (realized and unrealized) ................         (0.09)             0.14                 0.16
                                                    -------           -------              -------
   Total from investment operations .........         (0.04)             0.80                 0.64
                                                    -------           -------              -------

Less Distributions
  Dividends from net investment income ......         (0.05)            (0.66)               (0.48)
  Dividends from net realized capital gains..         (0.00)            (0.18)               (0.00)
  Distributions in excess of net
   realized capital gains ...................         (0.00)            (0.00)               (0.00)
                                                    -------           -------              -------
   Total distributions ......................         (0.05)            (0.84)               (0.48)
                                                    -------           -------              -------
Net asset value, end of period ..............       $ 10.03           $ 10.12              $ 10.16
                                                    =======           =======              =======

Total Return ................................         (0.35)%/3,6        7.97%/6              6.61%/3,6

Ratios/Supplemental Data
  Net assets, end of period (in 000's) ......       $60,532           $62,161              $42,212
  Ratio of expenses to average net assets ...          0.85%/1,2         0.85%/1              0.85%/1,2
  Ratio of net investment income to average
   net assets ...............................          6.33%/1,2         6.30%/1              6.68%/1,2
  Portfolio turnover rate ...................             1%              149%                 226%


1 The operating expense ratio and the net investment income ratio before fee waivers for Class I and the Predecessor Fund for the year ended May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996 and the period ended April 30, 1995 would have been 1.01% and 6.30%, 1.28% and 5.90%, 1.29% and 5.86%, and 1.40% and 6.13%, respectively.
2 Annualized.
3 Returns are for the period indicated and have not been annualized.
4 Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year-end from April 30 to May 31.
5 Class A commenced operations on September 11, 1996.
6 Total return excludes sales charge.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Portfolio of Investments

                          Armada Enhanced Income Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----

ASSET BACKED SECURITIES (A) -- 37.6%
Auto -- 4.3%
  AESOP Funding 1997-1 A1
      6.220% ............. 10/20/01       $  915     $    930
  Nafco Auto Trust 3
      6.500% ............. 06/20/02          265          267
  World Omni Automobile Lease
    Series 1997-A, Class A3
      6.850% ............. 06/25/03          598          610
    Series 1998-1 A3
      5.962% ............. 08/14/01        1,410        1,427
                                                     --------
                                                        3,234
                                                     --------
Credit Cards -- 7.0%
  Citibank Credit Card
    Master Trust I
    Series 1996-1, Class A
      0.000% ............. 02/07/03        1,260        1,126
  Residential Accredit Loans, Inc.
      6.500% ............. 10/25/28          760          756
  Sears Credit Account
    Master Trust, Series 1996-4, Class A
      6.450% ............. 10/16/06          790          806
  Standard Credit Card
    Master Trust,
    Pool #95-3 A
      7.850% ............. 02/07/02        2,450        2,520
                                                     --------
                                                        5,208
                                                     --------

Home Equity Loan -- 4.7%
  Champion Home Equity Loan Trust
      8.120% ............. 09/25/01        6,000        1,215
  GE Capital Mortgage
    Services, Inc. 1997-HE4
      6.765% ............. 04/25/15        1,240        1,260
  Sal 98 NC-7
      6.704% ............. 12/22/28        1,000        1,000
                                                     --------
                                                        3,475
                                                     --------
Other -- 21.6%
  Capital Equipment Receivables
      6.190% ............. 02/15/02        2,855        2,907
  Copelco Capital Funding
    Series 1997-A Class A4
      6.470% ............. 04/20/05          990        1,018
  Green Tree Financial
    Series 1995-1, Class A5
      8.400% ............. 06/15/25        3,205        3,317
  ICON 98-A Class A
      6.190% ............. 09/15/06        2,415        2,423
  Met Life Equity Trust
      6.850% ............. 05/20/08          910          944
  Navstar B Cl-A4
      6.300% ............. 08/15/04        4,060        4,122


                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
ASSET BACKED SECURITIES -- Continued

  PNC Student Loan Trust I
    Series 1997-2, Class A4
      6.446% ............. 01/25/02       $  915     $    938
  Small Business Administration
    Pool #503115
      9.475% ............. 04/25/09          371          401
                                                     --------
                                                       16,070
                                                     --------
TOTAL ASSET BACKED SECURITIES
   (Cost $27,769) ..............................       27,987
                                                     --------
CORPORATE BONDS -- 14.0%
Aircraft Engines & Engine Parts -- 1.1%
  Allied Signal
      0.000% ............. 03/10/99          800          788
                                                     --------
Euro Bond -- 2.5%
  Hydro Quebec
      5.750% ............. 07/31/02        1,850        1,850
                                                     --------
Finance -- 1.3%
  Case Credit
      6.120% ............. 08/01/01        1,000          990
                                                     --------
Industrial -- 4.3%
  CSC Enterprises
      6.500% ............. 11/15/01        1,100        1,101
  Monsanto
      7.090% ............. 12/15/00          960          993
  Raytheon
      5.950% ............. 03/15/01        1,100        1,108
                                                     --------
                                                        3,202
                                                     --------
Other -- 1.1%
  Akzo Nobel
      6.000% ............. 11/15/03          800          807
                                                     --------
Photographic Equipment & Supplies -- 2.3%
  Xerox
      5.563% ............. 10/23/01        1,670        1,672
                                                     --------
Retail Stores -- 1.4%
  Sears MTN
      9.750% ............. 03/21/00        1,000        1,056
                                                     --------
TOTAL CORPORATE BONDS
   (Cost $11,281) ..............................       10,365
                                                     --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 6.9%
  DCMT Series 1998-4A
      5.750% ............. 10/16/03        1,060        1,070
  Evans Withycombe Finance Trust
      7.980% ............. 08/01/01        1,395        1,495
  First Union
      8.125% ............. 06/24/02        1,400        1,519
  Ford Motor Credit
      6.550% ............. 09/10/02        1,000        1,035

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Portfolio of Investments

                          Armada Enhanced Income Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- CONTINUED
  MLMI 98 G1
      7.110% ............. 08/25/27      $    27     $     28
                                                     --------
TOTAL COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (Cost $5,029) ...............................        5,147
                                                     --------
MORTGAGE BACKED SECURITIES -- 7.4%
  Countrywide Home Loans
    Series 1997-8 Class A2
      6.750% ............. 01/25/28        2,910        2,928
  Residential Asset Securitization
    Trust Series 1997-A1 Class A1
      7.000% ............. 03/25/27        2,603        2,602
                                                     --------
TOTAL MORTGAGE BACKED SECURITIES
   (Cost $4,527) ...............................        5,530
                                                     --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.8%
  FHLMC
      7.500% ............. 05/01/03            4            4
  FNMA Pool #426798
      7.500% ............. 07/01/08        2,014        2,072
  FNMA Series 1997-26, Class E
      5.000% ............. 11/18/20        3,000        2,966
                                                     --------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $5,012) ...............................        5,042
                                                     --------
U.S. TREASURY NOTES -- 24.6%
      5.625% ............. 10/31/99        6,240        6,292
      5.750% ............. 11/15/00        3,500        3,575
      6.250% ............. 08/31/02        5,975        6,296
      5.750% ............. 08/15/03        2,000        2,090
                                                     --------
TOTAL U.S. TREASURY NOTES
   (Cost $18,267) ..............................       18,253
                                                     --------
CASH EQUIVALENT -- 2.2%
  Fidelity Domestic Money
    Market Fund ...................        1,660        1,660
                                                     --------
TOTAL CASH EQUIVALENT
   (Cost $1,660) ...............................        1,660
                                                     --------

TOTAL INVESTMENTS -- 99.5%
   (Cost $73,545) ..............................     $ 73,984
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 0.5% .................................          394
                                                     --------

                                                       Value
                                                       (000)
                                                       -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based
   on 7,299,511 outstanding shares of
   beneficial interest .........................     $ 73,096
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 38,024 outstanding shares of
   beneficial interest .........................          389
  Accumulated net realized gain
   on investments ..............................          469
  Net unrealized appreciation on investments ...          439
  Overdistributed net investment income ........          (15)
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $ 74,378
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS I ........................     $  10.14
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................     $  10.17
                                                     ========
MAXIMUM OFFERING PRICE
   PER SHARE -- CLASS A
   ($10.17 divide 97.25%) ......................     $  10.46
                                                     ========
--------------
  (A) Maturity dates represent weighted average lives of the underlying obligations.

   FHLMC -- Federal Home Loan Mortgage Corporation

   FNMA -- Federal National Mortgage Association

   MTN -- Medium Term Note

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Financial Highlights

                          Armada Enhanced Income Fund

For a Fund Share Outstanding Throughout Each Period

                                         For the Six Months                        For the Year Ended May 31,
                                      Ended November 30, 1998          -----------------------------------------------------
                                            (Unaudited)                          1998                          1997
                                      -----------------------          -----------------------        ----------------------
                                        Class I       Class A          Class I         Class A        Class I        Class A
                                        -------       -------          -------         -------        -------        -------
Net asset value, beginning
 of period.........................    $ 10.06       $ 10.08         $   9.99        $  10.00        $ 10.01         $10.02
                                       -------       -------         --------        --------        -------         ------
Income From Investment Operations
  Net investment income............       0.28          0.28             0.57            0.57           0.58           0.57
  Net gain/(loss) on securities
     (realized and unrealized).....       0.08          0.09             0.08            0.09           0.01           0.01
                                       -------       -------         --------        --------        -------         ------
Total from investment
    operations.....................       0.36          0.37             0.65            0.66           0.59           0.58
                                       -------       -------         --------        --------        -------         ------
Less Distributions
  Dividends from net
   investment income...............      (0.28)        (0.28)           (0.57)          (0.57)         (0.58)         (0.57)
  Dividends in excess of net
   investment income...............      (0.00)        (0.00)           (0.00)          (0.00)         (0.00)         (0.00)
  Distributions of net realized
   capital gains...................      (0.00)        (0.00)           (0.01)          (0.01)         (0.03)         (0.03)
                                       -------       -------         --------        --------        -------         ------
 Total distributions.............        (0.28)        (0.28)           (0.58)          (0.58)         (0.61)         (0.60)
                                       -------       -------         --------        --------        -------         ------
Net asset value, end of period.....    $ 10.14       $ 10.17         $  10.06        $  10.08        $  9.99         $10.00
                                       =======       =======         ========        ========        =======         ======
Total Return.......................       3.65%/8       3.70%/5,8        6.68%           6.68%/5        6.02%          5.91%/5
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's)...............    $73,991       $   387         $ 71,888        $    559        $61,031         $2,051
  Ratio of expenses to average
   net assets......................       0.41%/1,4     0.51%/2,4        0.33%/1         0.41%/2        0.21%/1        0.31%/2
  Ratio of net investment income
   to average net assets...........      5.49%/1,4      5.39%/2,4        5.69%/1         5.65%/2        5.74%/1        5.63%/2
  Portfolio turnover rate..........       115%           115%             135%            135%           225%           225%



                                                    For the Year Ended May 31,
                                                    --------------------------          For the Period Ended
                                                              1996                       Ended May 31, 1995
                                                    --------------------------        -------------------------
                                                     Class I          Class A           Class I/3       Class A/3
                                                     -------          -------           ---------       --------

Net asset value, beginning of period............    $ 10.16         $  10.18             $ 10.00        $ 10.10
                                                    -------         --------             -------        -------
Income From Investment Operations
  Net investment income.........................       0.58             0.56               0.51/7          0.43/7
  Net gain/(loss) on securities
     (realized and unrealized)..................      (0.05)           (0.05)               0.06           0.06
                                                     -------         --------             ------        -------
   Total from investment operations.............       0.53             0.51                0.57           0.49
                                                     -------         --------             ------        -------
Less Distributions
  Dividends from net
   investment income............................      (0.58)           (0.56)              (0.41)         (0.41)
  Dividends in excess of net
   investment income............................      (0.10)           (0.11)              (0.00)         (0.00)
  Distributions of net realized
   capital gains................................      (0.00)           (0.00)              (0.00)         (0.00)
                                                    -------         --------             -------        -------
  Total distributions..........................       (0.68)           (0.67)              (0.41)         (0.41)
                                                    -------         --------             -------        -------
Net asset value, end of period..................    $ 10.01         $  10.02             $ 10.16        $ 10.18
                                                    =======         ========             =======        =======
Total Return....................................       5.36%            5.13%/5             6.54%/4,6      6.84%/4,5,6
Ratios/Supplemental Data
  Net assets, end of period (in 000's)..........    $66,918         $   1,718            $ 60,467       $ 2,547
  Ratio of expenses to average
   net assets...................................       0.23%/1          0.33%/2             0.21%/1,4      0.32%/2,4
  Ratio of net investment income
   to average net assets........................       5.72%/1          5.55%/2             5.70%/1,4      5.89%/2,4
  Portfolio turnover rate.......................         98%              98%                 36%            36%

1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for Class I for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been .66% and 5.24%, .69%
  and 5.33%, and .66% and 5.29%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser and Custodian for Class I for the year ended May 31, 1996 would have been .70% and 5.25%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for Class I for the period ended May 31, 1995 would have been .71% and 5.20%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for Class A for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been .76% and 5.14%, .80%
  and 5.26%, and 0.75% and 5.18%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Adviser and Custodian for Class A for the year ended May 31, 1996 would have been .80% and 5.08%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser, Administrator, and Custodian for Class A for the period ended May 31, 1995 would have been .79% and 5.42%, respectively.
3 Class I and Class A commenced operations on July 7, 1994 and September 9,
  1994, respectively.
4 Annualized.
5 Total return excludes sales charge.
6 Total returns have been annualized based upon the period from each Class' commencement date through May 31, 1995. Gross total returns of the Class I and Class A for the period were 5.87% and 4.92%, respectively.
7 Calculated based upon average shares outstanding.
8 Returns are for the period indicated and have not been annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Ohio Tax Exempt Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MUNICIPAL BONDS -- 97.9%
Ohio -- 97.5%
  Akron Economic Development
    Revenue Bond
      5.750% ............. 12/01/09       $1,680     $  1,886
      6.000% ............. 12/01/12          935        1,073
  Akron GO
     10.500% ............. 12/01/99          100          107
      6.000% ............. 12/01/12        1,000        1,142
  Akron Sewer System Revenue Bond
      5.650% ............. 12/01/08          560          617
      5.500% ............. 12/01/11        1,035        1,137
  Akron Waterworks GO
      5.150% ............. 03/01/01          500          516
      4.900% ............. 03/01/08        1,500        1,567
  Allen County GO
      4.950% ............. 12/01/04          500          526
  Archbold Local School District GO
    Prerefunded 12/01/98 @ 102
    (MBIA)
      7.375% ............. 12/01/11          100          102
  Ashland City School District GO
      4.950% ............. 12/01/07          345          364
      5.000% ............. 12/01/08          250          264
      5.100% ............. 12/01/09          245          260
  Avon Local School District GO
      5.800% ............. 12/01/12        1,000        1,102
  Bay Village City School District GO
    Prerefunded 12/01/00 @ 102
      7.350% ............. 12/01/11          200          219
  Beavercreek Local School District GO
      5.250% ............. 12/01/07        1,130        1,226
  Berea GO
      7.000% ............. 12/01/99          200          207
      7.000% ............. 12/01/99          200          207
  Big Walnut Local School District (A)
      6.900% ............. 06/01/00          235          247
      7.000% ............. 06/01/01          220          238
  Bowling Green City School District
    GO, Prerefunded 12/01/99 @ 102
      7.000% ............. 12/01/02          260          275
  Brown County GO
      5.200% ............. 12/01/04          455          485
  Butler County Sewer Systems
    Revenue Bond (Ambac)
      6.000% ............. 12/01/04          500          547
      4.600% ............. 12/01/09        1,540        1,577
      4.600% ............. 12/01/10        1,520        1,539
  Butler County Transportation
    Revenue Bond
      5.500% ............. 04/01/09        1,150        1,261

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Canton City School District GO
      5.000% ............. 12/01/12       $1,000     $  1,035
  Celina City School District GO
      5.250% ............. 12/01/20        1,750        1,781
  Centerville GO
      5.650% ............. 12/01/18          500          529
  Centerville City School District GO
      5.500% ............. 12/01/07          500          551
  Cincinnati City School District GO
      7.100% ............. 12/01/98          100          100
  Cincinnati GO
      5.250% ............. 12/01/98          250          250
      5.375% ............. 12/01/99          250          256
  Cincinnati Waterworks
    Revenue Bond
      7.000% ............. 12/01/98          100          100
  Clermont County, Hospital
    Facility Revenue Bond,
    Mercy Healthcare,
    Prerefunded 09/01/99 @ 102
    (AMBAC)
      7.500% ............. 09/01/19          770          811
  Clermont County, Waterworks
    Revenue Bond
      5.300% ............. 12/01/05          500          536
  Cleveland Electric Illumination Company
      2.900% ............. 03/10/99        1,000        1,000
  Cleveland Heights GO
      5.400% ............. 12/01/00          900          934
  Cleveland Regional Sewer
    District Revenue Bond,
    Prerefunded 05/15/04 @ 100
      6.750% ............. 04/01/07          600          682
  Cleveland Waterworks
    Revenue Bond, First Mortgage,
    Class A, Prerefunded 01/01/02 @
    102 (AMBAC)
      6.500% ............. 01/01/21        1,000        1,100
    Series 6
      5.400% ............. 01/01/06          500          539
  Columbus City School District GO,
    Prerefunded 12/01/00 @ 102 (FGIC)
      7.000% ............. 12/01/11          100          109
      6.650% ............. 12/01/12          900        1,014
    Prerefunded 12/01/99 @ 102
    (AMBAC)
      6.950% ............. 12/01/02          100          106
      7.050% ............. 12/01/08          500          529

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Ohio Tax Exempt Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Columbus GO
      5.250% ............. 05/01/02       $1,000       $1,051
      5.300% ............. 05/01/03        1,000        1,062
      5.050% ............. 09/15/03          250          264
      5.200% ............. 07/01/07          250          265
      5.250% ............. 05/15/08        1,000        1,090
  Columbus Sewer Revenue Bond
      6.200% ............. 06/01/04        1,500        1,639
      5.050% ............. 06/15/05        1,000        1,066
  Columbus Water System
    Revenue Bond
      5.800% ............. 02/15/01          500          524
      6.000% ............. 11/01/02          330          356
  Cuyahoga County GO
      5.650% ............. 05/15/18          600          658
    Prerefunded 10/01/99 @ 102
      6.900% ............. 10/01/03          600          631
    Prerefunded 10/01/01 @ 102
      7.000% ............. 10/01/13          100          111
  Cuyahoga County Hospital
    Facilities Revenue Bond,
    Cleveland Clinic Foundation,
      6.000% ............. 11/15/03          890          966
      6.125% ............. 11/15/04          840          915
    Series 1996-A (A)
      3.150% ............. 12/07/98        3,100        3,100
    University Hospital System
    Health Project,
    Series A
      6.000% ............. 01/15/06        1,000        1,112
      5.250% ............. 01/15/08        2,000        2,142
    Series B
      6.000% ............. 01/15/03          400          430
  Cuyahoga Falls Ohio GO
      5.250% ............. 12/01/17        2,500        2,569
  Dayton Airport Revenue Bond
      5.400% ............. 12/01/06        1,000        1,087
  Dayton Water & Sewer
    Revenue Bond
      6.600% ............. 12/01/02          100          102
  Delaware City School District GO
      5.250% ............. 12/01/06          770          831
  Delaware County GO
      6.125% ............. 04/01/00          500          517
      5.250% ............. 12/01/06          500          542
  Delaware County Sewer
    Revenue Bond
      5.450% ............. 12/01/08          250          272

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
  Delphos Sewer System
    Management Revenue Bond,
    Prerefunded 09/01/00 @ 102 (FSA)
      7.200% ............. 09/01/10       $  200       $  216
  Dublin City School District GO
      0.000% ............. 12/01/10        2,455        1,442
  Euclid GO
    Prerefunded 12/01/99 @ 102
      7.375% ............. 12/01/09          450          477
  Forest Hills Local School District GO
      6.000% ............. 12/01/08        1,210        1,382
      6.000% ............. 12/01/09          830          952
  Franklin County Convention
    Facilities Authority Tax and Lease
    Revenue Anticipation Bond
      6.700% ............. 12/01/99          500          518
      5.850% ............. 12/01/19        1,000        1,059
  Franklin County GO
      5.050% ............. 12/01/05        2,000        2,132
      5.450% ............. 12/01/09        1,000        1,071
    Prerefunded 12/01/01 @ 102
      6.000% ............. 12/01/03          500          542
      6.300% ............. 12/01/09          250          273
  Franklin County Hospital
    Revenue Bond,
    Childrens Hospital
      6.000% ............. 11/01/06        1,035        1,153
    Holy Cross Health System
      5.875% ............. 06/01/21        2,000        2,165
    Riverside United Hospital Project,
    Prerefunded 05/15/00 @ 102
      7.125% ............. 05/15/05        1,000        1,074
      7.600% ............. 05/15/20        1,500        1,620
    U.S. Health Project
      4.500% ............. 12/01/20        1,000        1,012
  Franklin County GO
      6.500% ............. 09/01/99          100          102
  Gahanna-Jefferson City
    School District GO
      5.400% ............. 12/01/04          280          302
  Granville Local School District GO
      4.650% ............. 12/01/05          500          519
  Greene County Water Works
    Systems Revenue Bond
      5.300% ............. 12/01/05          500          536
  Hamilton County GO
      5.750% ............. 12/01/01          250          265
      5.000% ............. 12/01/08          675          707
      5.125% ............. 12/01/08        1,000        1,084
      5.100% ............. 12/01/11        1,025        1,067

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Ohio Tax Exempt Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Hamilton County Sewer
    System Revenue Bond
      6.200% ............. 12/01/00       $1,000       $1,054
      6.300% ............. 12/01/01           65           70
      5.300% ............. 12/01/06        1,000        1,081
      5.400% ............. 12/01/08        1,000        1,092
      5.500% ............. 12/01/10        1,240        1,366
      5.000% ............. 12/01/17        1,000        1,007
    Prerefunded 06/01/01 @ 102
      6.300% ............. 12/01/01           35           38
  Hamilton County Waste Water
    Revenue Bond
      5.500% ............. 12/01/07          240          265
  Hancock County GO
      5.750% ............. 12/01/16          500          538
  Hilliard City School District GO
      5.300% ............. 12/01/99          250          255
      6.150% ............. 12/01/01          625          670
    Prerefunded 12/01/01 @ 102
      5.900% ............. 12/01/04        1,000        1,081
  Hudson Local School District GO
      5.000% ............. 12/15/02          500          524
  Kenston Local School District GO
      5.550% ............. 12/01/03          500          536
  Kent State University GO
      6.150% ............. 05/01/04          250          274
      5.200% ............. 12/01/18          500          512
  Kettering GO
      5.150% ............. 12/01/05          550          588
    Prerefunded 12/01/00 @ 102
      7.200% ............. 12/01/02          480          523
  Lake County GO
      5.300% ............. 12/01/98          250          250
  Lakewood GO
      5.000% ............. 12/01/08        1,055        1,130
      4.900% ............. 12/01/11        1,070        1,105
    Prefunded 12/01/02 @ 102
      6.500% ............. 12/01/12        1,500        1,678
  Lakota Local School District GO (FGIC)
      7.100% ............. 12/01/98          200          200
      5.700% ............. 12/01/05          250          275
      5.000% ............. 12/01/12        1,000        1,035
    Prefunded 12/01/00 @ 101
      7.000% ............. 12/01/03          200          215
  Licking County GO
      7.000% ............. 12/01/02          100          112
  Loveland City School District GO
      6.000% ............. 12/01/00          250          261

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Lucas County GO
      8.000% ............. 12/01/98       $  100       $  100
  Lucas County, Mercy Hospital
    Revenue Bond
      6.000% ............. 09/01/04          175          185
  Mahoning County, St Elizabeth
    Hospital Revenue Bond
      6.800% ............. 12/01/98          100          100
  Marysville Local School District GO
      5.100% ............. 12/01/04          500          531
  Mason City School District GO
      5.200% ............. 12/01/08          865          913
  Massillon City School District GO,
    Prefunded 12/01/00 @ 102
    (AMBAC)
      6.950% ............. 12/01/03          300          326
      7.000% ............. 12/01/04          150          163
  Medina City School District GO
      5.000% ............. 12/01/12        1,000        1,031
  Miami University General Receipts
      5.400% ............. 12/01/05        1,000        1,066
      4.800% ............. 12/01/18        3,000        2,947
  Miamisburg Sewer System
    Revenue Bond
      5.000% ............. 11/15/08          500          525
  Middleburg Heights, Hospital
    Improvement Revenue Bond,
    Southwest General Hospital Project,
    Prefunded 08/15/01 @ 102
      6.750% ............. 08/15/21        2,760        3,033
  Montgomery County, Catholic
    Health Initiatives Revenue Bond
      5.000% ............. 12/01/08        1,000        1,044
  Montgomery County,
    Sisters of Charity Health Care
    Revenue Bond
      6.500% ............. 05/15/08          300          326
  Montgomery County,
    Solid Waste Revenue Bond
      5.300% ............. 11/01/07        1,000        1,084
      5.125% ............. 11/01/08          500          532
      5.000% ............. 12/01/09        1,000        1,039
      5.350% ............. 11/01/10          900          958
  Montgomery County,
    Water Revenue Bonds
      5.250% ............. 11/15/06          500          539
  Newark GO
      5.450% ............. 12/01/02        1,000        1,065

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Ohio Tax Exempt Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  North Canton City School District GO
      5.250% ............. 12/01/01       $  500       $  523
      5.750% ............. 12/01/06          250          276
  Northeast Regional Sewer District
    Wastewater Revenue Bond,
    Prefunded 11/01/01 @ 101
    (AMBAC)
      6.400% ............. 11/15/03          250          272
      6.500% ............. 11/15/08          250          273
      6.500% ............. 11/15/16          500          546
  Northwest Local School District GO
    (FGIC)
      5.400% ............. 12/01/09          520          569
  Oak Hills Local School District GO
      5.650% ............. 12/01/07          350          390
      5.125% ............. 12/01/25        1,250        1,259
  State, Air Quality Development
    Authority Revenue Bond,
    Buckeye Power Project
      5.250% ............. 08/01/07          400          420
  State, Air Quality Development Authority
    Revenue Bond, (A)
    Ohio Power Company Project
      7.400% ............. 08/01/09          190          199
  State, Housing Financial Agency,
    Single Family Mortgage
    Revenue Bond
      7.400% ............. 03/01/05           45           47
      7.400% ............. 09/01/05           50           52
      7.600% ............. 09/01/16          130          137
      6.375% ............. 04/01/17           90           92
  State, School District GO
    School Bus Project
      5.250% ............. 04/15/00          440          451
  State, Building Authority
    Revenue Bond
      5.200% ............. 10/01/04          500          533
    Correctional Facilities Project,
    Series A,
    Prefunded 08/01/99 @ 102
      7.350% ............. 08/01/04          600          629
    James Rhodes Project, Series A
      5.900% ............. 06/01/00          500          518
  State, Building Authority
    Facilities Revenue Bond,
    Administration Building
    Fund Project, Series A
      5.400% ............. 10/01/04          250          269
      4.750% ............. 10/01/17        2,750        2,681

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
    Adult Correctional Building Fund,
    Series A
      6.125% ............. 10/01/09       $1,300       $1,440
    Highway Safety Building
      5.400% ............. 10/01/02          250          265
    Juvenile Correctional Building
      5.800% ............. 10/01/02          250          268
  State, Capital Facilities GO
    Series A
      5.400% ............. 10/01/07        1,370        1,461
  State, Department of
    Administrative Services
    Revenue Bond
      5.000% ............. 12/15/12        1,210        1,249
  State, GO
      6.600% ............. 09/01/03          150          168
    Prefunded 08/01/05 @ 102
      6.200% ............. 08/01/12          860          983
  State, Higher Education
    Facility Revenue Bond
      5.000% ............. 07/01/18          600          601
    Series B
      5.875% ............. 12/01/01          500          532
    Case Western Reserve University
      5.000% ............. 10/01/10          905          943
    Series B,
    Prefunded 10/01/00 @ 102
      7.125% ............. 10/01/14           60           65
    Denison University Project
      5.250% ............. 11/01/09        1,000        1,059
    John Carroll University Project
      5.750% ............. 04/01/19        1,000        1,049
    University of Dayton
      5.875% ............. 12/01/04          250          268
    Xavier University
      5.375% ............. 05/15/22        2,000        2,093
  State, Infrastructure GO
      5.250% ............. 08/01/03        1,265        1,342
  State, Natural Resources
    Capital Facilities-Series C
      4.700% ............. 04/01/04        2,470        2,563
  State, Public Facilities Higher
    Education Revenue Bond,
    Prerefunded 05/01/99 @ 102
      7.250% ............. 05/01/00          100          104
      7.250% ............. 05/01/01          400          415

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Ohio Tax Exempt Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
  Series II-A
      5.500% ............. 12/01/00       $  500       $  520
      5.200% ............. 05/01/06          500          531
      5.200% ............. 05/01/07        1,000        1,059
      4.250% ............. 12/01/07        1,000        1,006
      4.500% ............. 11/01/08        1,000        1,015
      5.000% ............. 05/01/12        2,000        2,058
  Series II-B
      5.700% ............. 11/01/03        1,000        1,081
  State, Public Facilities
    Mental Health Revenue Bond
      5.000% ............. 12/01/02        1,500        1,568
      6.800% ............. 12/01/02        2,000        2,097
  Ohio State University General Receipts
      5.150% ............. 12/01/00          250          258
      5.400% ............. 12/01/02        1,500        1,586
  State, Water Development
    Authority Pollution Control
    Facilities Revenue Bond
      5.900% ............. 06/01/00          500          518
      5.900% ............. 12/01/02          320          344
      5.000% ............. 12/01/07        1,000        1,055
      5.000% ............. 06/01/09        1,000        1,056
      5.125% ............. 06/01/19        5,000        5,063
  State, Water Development
    Authority Pure Water
    Revenue Bond
      5.500% ............. 06/01/01          200          209
      5.500% ............. 12/01/01        1,000        1,053
      5.550% ............. 06/01/04        1,000        1,075
      5.750% ............. 12/01/05          500          539
      5.600% ............. 06/01/07        1,500        1,646
  State, Water Development
    Authority Revenue Bond
      8.000% ............. 12/01/99          150          157
      7.250% ............. 12/01/08          500          589
  State, Water Development
    Authority Fresh Water
    Revenue Bond
      5.400% ............. 12/01/04          510          548
  State, Turnpike Commission
    Turnpike Revenue Bond,
    Series A (FGIC)
      5.500% ............. 02/15/17        1,805        1,956
      5.500% ............. 02/15/18        1,000        1,085
  Olentangy Local School District GO
    Series 97
      5.050% ............. 12/01/09          700          744

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Ontario Local School District
      4.800% ............. 12/01/11       $  790       $  806
      4.900% ............. 12/01/12          630          645
  Orrville Electric System
    Revenue Bond
      5.500% ............. 12/01/08        1,220        1,344
  Ottawa County GO (MBIA)
      5.500% ............. 09/01/10          500          550
      5.400% ............. 09/01/11          500          541
  Portage County GO
      6.000% ............. 12/01/03          915        1,004
      5.100% ............. 12/01/12        2,500        2,606
  Portage County, Hospital
    Revenue Bond
      5.625% ............. 11/15/07        1,000        1,090
  Richland County GO
      4.850% ............. 12/01/04          200          210
      5.250% ............. 12/01/05          165          177
      5.200% ............. 12/01/08          515          550
  Rocky River City School District GO
      5.100% ............. 12/01/07          625          672
  Sandusky County, Hospital
    Facility Revenue Bond
      4.200% ............. 01/01/99          500          500
      4.900% ............. 01/01/05          500          503
  Solon, GO
      5.500% ............. 12/01/04          220          234
  Springfield Local School District GO
      6.100% ............. 12/01/03          250          274
  State, GO
      5.000% ............. 08/01/00          500          513
      5.150% ............. 09/01/01          500          520
      4.750% ............. 05/15/02        1,000        1,034
      4.700% ............. 08/01/03        1,000        1,038
      5.000% ............. 05/01/06        1,000        1,063
      5.200% ............. 08/01/08        1,000        1,061
  Strongsville City School District GO
      4.900% ............. 12/01/05          550          579
      5.150% ............. 12/01/08        1,000        1,074
      5.200% ............. 12/01/09          670          723
      5.900% ............. 12/01/15        1,575        1,750
  Summit County GO
      5.000% ............. 12/01/04          500          528

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Ohio Tax Exempt Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Toledo GO
      7.375% ............. 12/01/99       $  500     $    518
      7.375% ............. 12/01/01          100          110
  University of Cincinnati General
    Receipts Revenue Bond
      5.350% ............. 06/01/08        1,000        1,054
      5.500% ............. 06/01/10          525          568
      5.500% ............. 06/01/11          555          596
      7.000% ............. 06/01/11          500          544
      5.700% ............. 06/01/12        1,240        1,319
    Prerefunded 06/01/99 @ 102
      7.000% ............. 06/01/01          400          416
      7.100% ............. 06/01/10          200          208
  University of Toledo General Receipts
    Revenue Bond
      5.300% ............. 06/01/01          175          182
  Upper Arlington City
    School District GO
      6.000% ............. 12/01/05        1,170        1,309
      5.125% ............. 12/01/19        1,000        1,011
  Upper Arlington GO, ETM
      6.200% ............. 12/01/01          270          289
  Vandalia GO
      5.350% ............. 12/01/09          505          546
  Washington County,
    Marietta Area Health Facilities
    Revenue Bond
      5.375% ............. 09/01/18        1,500        1,553
  West Clermont Local School
    District GO
      5.650% ............. 12/01/08        1,030        1,132
  West Geauga Local School
    District GO
      5.650% ............. 11/01/06        1,000        1,099
  Westlake City School District GO
      6.200% ............. 12/01/06        1,635        1,874
  Westlake GO
      5.300% ............. 12/01/03          500          533
  Wilmington City School District GO
      5.350% ............. 12/01/00          225          233

                                           Par          Value
                            Maturity      (000)         (000)
                            --------      -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Worthington City School District GO
      5.800% ............. 12/01/01     $  1,200     $  1,275
      5.850% ............. 12/01/02          500          539
  Wyoming School District GO
      5.750% ............. 12/01/13          135          152
      5.750% ............. 12/01/14          690          775
      5.750% ............. 12/01/17          400          448
  Wright State University General
    Receipts Revenue Bond
      4.900% ............. 05/01/05          500          524
  Youngstown City School District RAN
      5.350% ............. 06/15/99        1,000        1,011
                                                     --------
                                                      208,694
                                                     --------
Puerto Rico -- 0.4%
  Puerto Rico Commonwealth GO,
    Prerefunded 07/01/00 @ 102
    (FGIC)
      7.200% ............. 07/01/03          500          538
  Puerto Rico Housing Financial
    Corporation Revenue Bond
      7.300% ............. 10/01/06          190          199
      7.400% ............. 04/01/07          210          220
                                                     --------
                                                          957
                                                     --------
TOTAL MUNICIPAL BONDS
   (Cost $201,476) .............................      209,651
                                                     --------
CASH EQUIVALENT -- 0.5%
  Federated Ohio Municipal
    Cash Trust  ...................        1,150        1,150
                                                     --------
TOTAL CASH EQUIVALENT
   (COST $1,150) ...............................        1,150
                                                     --------
TOTAL INVESTMENTS -- 98.4%
   (Cost $202,626) .............................     $210,801
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 1.6% .................................        3,331
                                                     --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Statement of Net Assets

                          Armada Ohio Tax Exempt Fund

November 30, 1998
(Unaudited)
                                                        Value
                                                        (000)
                                                        -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based
   on 18,631,085 outstanding shares
   of beneficial interest ......................     $201,517
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 415,350 outstanding shares of
   beneficial interest .........................        4,336
  Accumulated net realized gain
   on investments ..............................          137
  Net unrealized appreciation on investments ...        8,175
  Overdistributed net investment income ........          (33)
                                                     --------
TOTAL NET ASSETS -- 100.0% .....................     $214,132
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................       $11.24
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................       $11.21
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($11.21 divide 97%) ........       $11.56
                                                     ========

--------------
  (A) Securities are backed by a letter of credit backed by a major financial institution.

  AMBAC -- American Municipal Bond Assurance Corporation

  ETM -- Escrowed to Maturity

  FGIC -- Federal Guaranty Insurance Corporation

  FSA -- Federal Security Assurance

  GO -- General Obligation

  MBIA -- Municipal Bond Insurance Association

  RAN -- Revenue Anticipation Note


                             See Accompanying Notes

[GRAPHIC OMITTED]

                          Financial Highlights

                          Armada Ohio Tax Exempt Fund

For a Fund Share Outstanding Throughout Each Year





                                  For the Six Months                              For the Year Ended May 31,
                                Ended November 30, 1998         --------------------------------------------------------------
                                      (Unaudited)                          1998                         1997
                                --------------------------      --------------------------       -----------------------------
                                   Class I        Class A         Class I         Class A         Class I           Class A
                                ------------    ----------      -----------     ----------       ---------         -----------

Net asset value, beginning
  of period...................   $11.13         $11.09           $10.86            $10.82          $10.70            $10.66
                                 ------         ------           ------            ------          ------            ------
Income From Investment
  Operations
  Net investment income.......    0.27            0.26             0.51              0.51            0.51              0.51
  Net gain/(loss) on
   securities (realized and
   unrealized)................    0.11            0.12             0.28              0.28            0.16              0.16
                                ------          ------           ------            ------          ------            ------
     Total from investment
        operations............    0.38            0.38             0.79              0.79            0.67              0.67
                                ------          ------           ------            ------          ------            ------
Less Distributions
  Dividends from net
   investment income..........   (0.27)          (0.26)           (0.51)            (0.51)          (0.51)            (0.51)
  Distributions from net
   realized capital gains.....   (0.00)          (0.00)           (0.01)            (0.01)          (0.00)            (0.00)
  Distributions in excess
   of net realized
   capital gains..............   (0.00)          (0.00)           (0.00)            (0.00)          (0.00)            (0.00)
                                ------          ------           ------            ------          ------            ------
     Total distributions......   (0.27)          (0.26)           (0.52)            (0.52)          (0.51)            (0.51)
                                ------          ------           ------            ------          ------            ------
Net asset value, end of
  period......................  $11.24          $11.21           $11.13            $11.09          $10.86            $10.82
                                ======          ======           ======            ======          ======            ======
Total Return..................    3.42%/5         3.46%/3,5        7.43%             7.39%/3         6.37%             6.38%/3
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's).................$209,477          $4,655         $165,395            $4,037         $91,366            $3,535
  Ratio of expenses to
   average net assets.........    0.24%/1,4       0.35%/2,4        0.25%/1           0.25%/2         0.24%/1           0.24%/2
  Ratio of net investment
   income to average
   net assets.................    4.77%/1,4       4.70%/2,4        4.67%/1           4.59%/2         4.71%/1           4.71%/2
  Portfolio turnover rate.....       2%              2%              15%               15%             23%               23%



                                                 For the Year Ended May 31,
                          ------------------------------------------------------------------------------
                                     1996                        1995                      1994
                          -------------------------   -------------------------   ----------------------
                             Class I        Class A       Class I       Class A      Class I     Class A
                             -------       -------       -------       -------      -------     -------



Net asset value, beginning
  of period...............   $10.74         $10.70        $10.57        $10.53       $10.84      $10.80
                             ------         ------        ------        ------       ------      ------
Income From Investment
  Operation
  Net investment income...     0.50           0.50          0.50          0.50         0.52        0.52
  Net gain/(loss) on
   securities (realized and
   unrealized)............    (0.04)         (0.04)         0.17          0.17        (0.26)      (0.26)
                             ------         ------        ------        ------       ------      ------
     Total from investment
        operations........     0.46           0.46          0.67          0.67         0.26        0.26
                             ------         ------        ------        ------       ------      ------
Less Distributions
  Dividends from net
   investment income......    (0.50)         (0.50)        (0.50)       (0.50)        (0.52)      (0.52)
  Distributions from net
   realized capital gains.    (0.00)         (0.00)        (0.00)       (0.00)        (0.00)      (0.00)
  Distributions in excess
   of net realized
   capital gains.........     (0.00)         (0.00)        (0.00)       (0.00)        (0.01)      (0.01)
                             ------         ------        ------       ------        ------      ------
     Total distributions.     (0.50)         (0.50)        (0.50)       (0.50)        (0.53)     (0.53)
                             ------         ------        ------       ------        ------     ------
Net asset value, end of
  period.................    $10.70         $10.66        $10.74       $10.70        $10.57     $10.53
                             ======         ======        ======       ======        ======     ======
Total Return.............      4.36%          4.35%/3       6.61%        6.64%/3       2.28%      2.29%/3
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's).....   $82,886         $2,869       $71,996       $3,168       $63,133     $2,725
  Ratio of expenses to
   average net assets....      0.26%/1        0.26%/2       0.24%/1      0.24%/2       0.33%/1    0.33%/2
  Ratio of net investment
   income to average
   net assets............      4.68%/1        4.68%/2       4.82%/1       4.82%/2      4.54%/1    4.54%/2
  Portfolio turnover
   rate..................        10%            10%            3%            3%           2%         2%

1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the periods ended November 30, 1998, May 31, 1998 and 1997 would have been 0.79% and 4.26%, 0.80%, and
  4.12%, and .79% and 4.16%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers and Custodian for Class I for the years ended May 31, 1996 and 1995 would have been .83% and 4.11%, and .80% and 4.26%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the year ended May 31, 1994 would have been .88% and 3.99%.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the periods ended November 30, 1998, May 31, 1998 and 1997 would have been 0.89% and 4.19%, 0.80% and
  4.04%, and .79% and 4.16%, respectively. The operating expense ratio for the net investment income ratio before fee waivers by the Investment Advisers and Custodian for Class A for the years ended May 31, 1996 and 1995 would have been .83% and 4.11%, and .78% and 4.27%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the year ended May 31, 1994 would have been .88% and 3.99%.
3 Total return excludes sales charge.
4 Annualized.
5 Returns are for the period indicated and have not been annualized.


                             See Accompanying Notes

[GRAPHIC OMITTED]

                       Statement of Net Assets

                       Armada Pennsylvania Municipal Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
MUNICIPAL BONDS -- 97.5%
Pennsylvania -- 96.8%
  Allegheny County Higher
    Education Building Authority
    Revenue Bond,
    Duquesne University Project
    (AMBAC)
      6.500% ............. 03/01/10       $   380    $     450
  Allegheny County Industrial
    Development Authority
    Revenue Bond (A)
      5.250% .............  2/01/14           660          675
  Allegheny County Sanitation Authority
    Sewer Revenue Bond (FGIC)
      0.000% ............. 12/01/08         2,750        1,791
  Ambridge Area School District
    GO (FGIC)
      4.750% ............. 11/01/08           500          519
  Bradford Area School District GO,
    Partially Prerefunded
    10/01/05 @ 100 (FGIC)
      5.250% ............. 10/01/05         1,000        1,066
  Bucks County Community
    College Authority College
    Building Revenue Bond
      5.300% ............. 06/15/10           100          105
  Butler County Sewer Authority
    Revenue Bond,
    Prerefunded 01/01/04 @ 100
      7.250% ............. 01/01/04           110          122
  Cumberland County Revenue Bond,
    Messiah College Project (AMBAC)
      5.000% ............. 10/01/07         1,000        1,056
  Dauphin County, General Authority
    Revenue Bond, Mandatory
    Put 12/1/05 @100 (AMBAC)
      5.400% ............. 06/01/26           800          867
  Delaware County GO
      5.000% ............. 11/15/07         1,000        1,065
  Delaware County, Villanova
    University Revenue Bond (MBIA)
      4.700% ............. 12/01/08           365          379
  Delaware River Port Authority
    Revenue Bond, Pennslyvania &
    New Jersey Bridges Project,
    Prerefunded 1/1/99 @ 102 (AMBAC)
      7.375% ............. 01/01/07           500          512
      6.000% ............. 01/15/10           600          657
  Erie County, Prison Authority Lease
    Revenue Bond, Prerefunded
    11/01/01 @ 100 (MBIA)
      6.600% ............. 11/01/02         1,000        1,081

                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
MUNICIPAL BONDS -- Continued
Pennsylvania -- Continued
  Gettysburg College Revenue Bond
    (MBIA)
      5.375% ............. 08/15/13        $1,000    $   1,076
  Lower Providence Township
    GO (MBIA)
      5.000% ............. 05/01/07           215          227
  Magee Woman's Hospital Project,
    Series O, (ETM)
      10.125% ............ 10/01/02           105          119
  Middletown Township, Bucks
    County Special Obligation
    Revenue Bond, (ETM)
      6.100% ............. 10/01/00           210          215
  Monroeville County Hospital
    Authority Reveune Bond,
    East Suburban Health Center
    Project, Prerefunded 07/01/04 @ 100
      7.600% ............. 07/01/08           920        1,033

  Montgomery County Hospital
    Authority Revenue Bond,
    Suburban General Hospital
    Project, (ETM)
      7.750% ............. 05/01/02           110          118
  Moon Area School District,
    GO, Series A (FGIC)
      0.00%  ............. 11/15/11         1,520          840
  Northampton County Higher
    Education Authority Revenue
    Bond, Moravian College Project
    (AMBAC)
      5.500% ............. 07/01/07           900          987
  Penn Hills Township GO (AMBAC)
      5.500% ............. 12/01/04         1,000        1,083
  Philadelphia Hospital & Higher
    Educational Facilities
    Authority Revenue Bond,
    Children's Hospital Project,
    Series A, Prerefunded 02/15/02 @ 102
      6.500% ............. 02/15/21           200          220
  Philadelphia Gas Works Revenue Bond,
    Series 13, Prerefunded 06/15/01 @ 102
      7.700% ............. 06/15/11           460          513
    Series 14 (FSA)
      6.250% ............. 07/01/08           300          335
  Philadelphia Hospital Revenue Bond,
    Graduate Hospital Project (ETM)
      7.000% ............. 07/01/10           385          445


                             See Accompanying Notes

[GRAPHIC OMITTED]

                       Statement of Net Assets

                       Armada Pennsylvania Municipal Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
MUNICIPAL BONDS -- Continued
Pennsylvania -- Continued
  Thomas Jefferson University (ETM)
      7.000% ............. 07/01/08        $  205      $   233
  Philadelphia Water & Wastewater
    Authority Revenue Bond (MBIA)
      5.500% ............. 06/15/07         1,500        1,644
      6.250% ............. 08/01/11           200          234
    Series 95
      6.750% ............. 08/01/03           200          225
  Pittsburgh & Allegheny County
    Auditorium Authority Revenue
    Bond (AMBAC)
      6.400% ............. 12/01/01           710          711
  Pittsburgh GO, Series A (MBIA)
      5.500% ............. 09/01/06           955        1,030
  Pleasant Valley School District
    Revenue Bond (FGIC)
      5.000% ............. 09/01/10           500          520
  Scranton-Lackawanna Health &
    Welfare Authority
    Revenue Bond, (ETM)
      6.625% ............. 07/01/09           495          561
  Seneca Valley, State School District
    GO, Series A, Prerefunded
    07/01/02 @ 100 (FGIC)
      5.700% ............. 07/01/06         1,000        1,065
  Somerset County GO (AMBAC)
      5.000% ............. 10/01/14           550          560
  State, GO
    Series 1
      6.200% ............. 09/15/04           700          757
      5.125% ............. 03/15/12         1,475        1,536
  State, Higher Education Assistance
    Authority Revenue Bond,
    Series A (FGIC)
      6.800% ............. 12/01/00           685          722
  State, Higher Education Facilities
    Authority Revenue Bond,
    University of Pennsylvania Project
      6.500% ............. 09/01/04           250          283
      5.250% ............. 01/01/07           100          105
    Series A
      5.550% ............. 09/01/09         1,300        1,398

                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
MUNICIPAL BONDS -- Continued
Pennsylvania -- Continued
  State, Housing Finance Agency
    Revenue Bond, Single Family
    Mortgage, Series Z
      7.000% ............. 10/01/02         $  50      $    53
  State, Industrial Development
    Authority Revenue Economic
    Development Bond,
    Series 94 (AMBAC)
      5.800% ............. 07/01/09           700          783
  State, Infrastructure Investment
    Authority Revenue Bond, Pennvest,
    Series A
      5.000% ............. 09/01/08           250          267
    Series B
      6.450% ............. 09/01/04         1,500        1,661
  State, Intergovernmental Cooperative
    Authority Special Tax Revenue
    Bond, City of Philadelphia
    Funding Program, Prerefunded
    06/15/02 @ 100
      6.800% ............. 06/15/22           500          550
  State, Turnpike Commission Revenue
    Bond, Series O (FGIC)
      5.250% ............. 12/01/01         1,010        1,054
  Swarthmore Borough College
    Authority Revenue Bond
      6.000% ............. 09/15/06           700          759
      5.250% ............. 09/15/10           410          444
    Prerefunded 09/15/02 @ 102
      6.000% ............. 09/15/06           155          170
  Tyrone School District GO (MBIA)
      5.700% ............. 09/15/08         1,000        1,054
  Union City Higher Educational
    Facilities Financing Authority
    Revenue Bond, Bucknell
    University Project (MBIA)
      6.200% ............. 04/01/06         1,000        1,076
  West Mifflin Sewer Authority
    Revenue Bond (MBIA)
      5.000% ............. 08/01/14           250          253
  Westmoreland County, Municipal
    Authority Revenue Bond
    (FGIC) (ETM)
      2.000% ............. 07/01/07           500          421
      0.000% ............. 07/01/08           500          331
                                                        ------
                                                        38,016
                                                        ------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                       Statement of Net Assets

                       Armada Pennsylvania Municipal Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
Puerto Rico -- 0.7%
  Commonwealth of Puerto Rico,
    Public Finance Corporation
    Revenue Bond, Series A (AMBAC)
      5.375% ............. 06/01/10        $ 250      $   275
                                                      -------
TOTAL MUNICIPAL BONDS
   (Cost $36,287) ..............................       38,291
                                                      -------
CASH EQUIVALENT -- 1.4%
  Federated Investors Pennsylvania
    Municipal Cash Trust ..........          576          576
                                                      -------
TOTAL CASH EQUIVALENT
   (Cost $576) .................................          576
                                                      -------
TOTAL INVESTMENTS -- 98.9%
   (Cost $36,863) ..............................      $38,867
                                                      =======
OTHER ASSETS AND LIABILITIES,
   NET -- 1.1% .................................          424
                                                      -------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based
   on 3,695,975 outstanding shares of
   beneficial interest .........................      $36,959
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 7,200 outstanding shares of
   beneficial interest .........................          177
  Accumulated net realized gain
   on investments ..............................           41
  Net unrealized appreciation on investments            2,004
  Undistributed net investment income ..........          110
                                                      -------
TOTAL NET ASSETS -- 100.0%......................      $39,291
                                                      =======

                                                        Value
                                                        (000)
                                                        -----
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................       $10.58
                                                      =======
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ..................       $10.60
                                                      =======
MAXIMUM OFFERING PRICE PER
   SHARE -- CLASS A ($10.60 divide 97%).........       $10.93
                                                      =======

--------------
  (A) Securities are backed by a letter of credit backed by a major financial institution.

  AMBAC -- American Municipal Bond Assurance Corporation

  ETM -- Escrowed to Maturity

  FGIC -- Federal Guaranty Insurance Corporation

  FSA -- Federal Security Assurance

  GO -- General Obligation

  MBIA -- Municipal Bond Insurance Association


                             See Accompanying Notes

[GRAPHIC OMITTED]

                       Financial Highlights

                       Armada Pennsylvania Municipal Fund

For a Fund Share Outstanding Throughout Each Period

                                  For the Six
                                 Months Ended                For the Year Ended May 31,
                               November 30, 1998   ---------------------------------------------For the     For the      For the
                                  (Unaudited)             1998                1997              Period       Year        Period
                              -------------------  ------------------- ------------------------- Ended       Ended        Ended
                                                                                                 May 31,   April 30,    April 30,
                               Class I   Class A      Class I   Class A    Class I/5 Class A/5,6 1995/5     1996/5       1996/5
                               -------   -------      -------   -------    --------- ----------- ------     ------       ------
Net asset value, beginning
  of period.................  $ 10.45     $10.45      $10.22     $10.22     $10.08    $10.13     $10.12       $10.04     $10.00

Income From Investment
  Operations
  Net investment income.....     0.27       0.26        0.46       0.45       0.44      0.31       0.04         0.43       0.29
  Net gain/(loss) on
   securities (realized and
   unrealized)..............     0.10       0.13        0.24       0.24       0.17      0.12      (0.04)        0.08       0.04
                              -------     ------      ------     ------     ------    ------     ------       ------     ------
     Total from investment
        operations               0.37       0.39        0.70       0.69       0.61      0.43       0.00         0.51       0.33
                              -------     ------      ------     ------     ------    ------     ------       ------     ------
Less Distributions
  Dividends from net
   investment income........    (0.24)     (0.24)      (0.46)     (0.45)     (0.44)    (0.31)     (0.04)       (0.43)     (0.29)
  Distributions from net
   realized capital
   gains....................    (0.00)     (0.00)      (0.00)     (0.00)     (0.02)    (0.02)     (0.00)       (0.00)     (0.00)
  Distributions in excess of
   net realized capital
   gains....................    (0.00)     (0.00)      (0.01)     (0.01)     (0.01)    (0.01)     (0.00)       (0.00)     (0.00)
                              -------     ------      ------     ------     ------    ------     ------       ------     ------
     Total distributions....    (0.24)     (0.24)      (0.47)     (0.46)     (0.47)    (0.34)     (0.04)       (0.43)     (0.29)
                              -------     ------      ------     ------     ------    ------     ------       ------     ------
Net asset value, end of
  period....................  $ 10.58     $10.60      $10.45     $10.45     $10.22    $10.22     $10.08       $10.12     $10.04
                              =======     ======      ======     ======     ======    ======     ======       ======     ======
Total Return................     3.62%/4    3.76%/4,7   6.95%      6.84%/7    6.21%     6.13%/7   (0.03)%/4,7   5.06%/7    3.38%/4,7
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's)...............  $39,109     $  182     $38,753     $  125    $36,769    $   81    $38,733      $38,809    $34,638
  Ratio of expenses to
   average net assets.......     0.45%/1,3  0.55%/2,3   0.69%/1    0.77%/2    0.87%/1   0.99%/2,3  0.85%/1,3   0.85%/1     0.85%/1,3
  Ratio of net investment
   income to average
   net assets...............     5.21%/1,3  4.93%/2,3   4.40%/1     4.32%/2    4.35%/1   4.26%/2,3  4.32%/1,3   4.16%/1    4.05%/1,3
  Portfolio turnover rate...        8%         8%         20%        20%        42%       42%         0%          22%         4%


1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers and other service providers for Class I for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997, for the period ended May 31, 1996, for the year ended April 30, 1996 and for the period ended April 30, 1995 would have been 0.80% and 4.86%, 0.84% and 4.25%, 1.02% and 4.20%, 1.31% and 3.86%, 1.24% and 3.77%, and 1.36% and 3.54%,
  respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.90% and 4.93%, 0.94%
  and 4.15%, and 1.00% and 4.25%, respectively.
3 Annualized.
4 Returns are for the period indicated and have not been annualized.
5 Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year end from April 30 to May 31.
6 Class A commenced operations on September 11, 1996.
7 Total return excludes sales charge.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                        Statement of Net Assets

                        Armada National Tax Exempt Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- 97.3%
Alaska -- 0.2%
  State, Housing Finance Corporation,
    Revenue Bond
      4.950% ............. 06/01/02        $   95      $   98
      5.050% ............. 12/01/03            90          94

                                                       ------
                                                          192
                                                       ------
Arizona -- 4.1%
  Glendale, Salt River Project,
    Series A (A)
      5.125% ............. 01/01/10         2,415       2,551
  Glendale, GO
      4.500% ............. 07/01/02           250         256
  Maricopa County, Industrial
    Development Authority
    Revenue Bond, Madera Pointe
    Apartments Project,
    Series A (FSA)
      5.300% ............. 06/01/06         1,000       1,044
  Pima County, Street & Highway
    Revenue
      4.100% ............. 07/01/02           300         304
                                                       ------
                                                        4,155
                                                       ------
Arkansas -- 0.4%
  Pulaski County Health Facilities
    Board Revenue Catholic
    Health Initiatives
      4.150% ............. 12/01/00           250         252
  State, Development Finance
    Authority Correction Facility
    Revenue Bond
      4.800% ............. 11/15/06           200         208
                                                       ------
                                                          460
                                                       ------
California -- 1.1%
  San Francisco, City & County GO
    (FGIC) (A)
      5.000% ............. 06/15/10         1,000       1,059
  San Jose Unified School District
      4.500% ............. 08/01/06            15          16
                                                       ------
                                                        1,075
                                                       ------
Florida -- 1.0%
  State, Department of General
    Services Division Facilities
    Management Revenue Bonds,
    Series A (FSA) (A)
      5.500% ............. 09/01/26         1,000       1,049
                                                       ------

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Georgia -- 4.6%
  Forsyth County, School District
      4.800% ............. 02/01/02        $  100      $  103
  Fulton County, Housing Authority
    Single Family Revenue
      5.100% ............. 03/01/03            40          41
      5.300% ............. 03/01/05            45          47
  Private Colleges & Universities
    Authority Emory University Project
      5.375% ............. 11/01/05         1,000       1,081
  State, GO
      6.250% ............. 08/01/06         3,000       3,457
                                                       ------
                                                        4,729
                                                       ------
Illinois -- 5.6%
  Chicago School Finance Authority, GO
      5.200% ............. 06/01/06           150         159
  Glenview, BAN
      5.550% ............. 12/01/99           175         178
  Lake County, First Preservation
    District GO
      5.500% ............. 02/01/09         1,000       1,100
  Peoria, GO Series C
      5.100% ............. 01/01/02           100         104
  State, Development Financial
    Authority Revenue School District
    Number 189 Revenue Bond
      5.000% ............. 01/01/04           400         418
  State, Educational Facility Authority
    Revenue Bond
    Midwestern University,
    Series B
      5.200% ............. 05/15/02           100         104
    Robert Morris College
      4.700% ............. 06/01/04           200         208
  State, Sales Tax Revenue Bond (A)
      5.100% ............. 06/15/18         2,200       2,219
    Series Q
      6.000% ............. 06/15/12         1,000       1,139
    Series U
      4.500% ............. 06/15/02           125         128
                                                       ------
                                                        5,757
                                                       ------
Indiana -- 13.3%
  Decatur Township Marion County,
    School District Revenue Bond
      4.650% ............. 09/15/03           150         155
  East Allen, Woodland School Building
      4.800% ............. 01/15/06           200         209

                             See Accompanying Notes

[GRAPHIC OMITTED]

                        Statement of Net Assets

                        Armada National Tax Exempt Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----

MUNICIPAL BONDS -- Continued
Indiana -- Continued
  East Chicago, Elementary School
    Building Revenue Bond
      6.250% ............. 01/05/16        $1,750      $ 1,993
  Evansville, Redevelopment Lease Rent
      4.750% ............. 01/01/01           125          128
  Fort Wayne, Redevelopment District
    Refunding & Improvement, Series B
      4.550% ............. 02/01/08           500          512
  Fort Wayne, South Side School Building
    Revenue Bond
      4.700% ............. 07/15/10           750          771
      4.750% ............. 07/15/11           500          507
  Hamilton, Southeastern Industrial
    Construction School Building
    First Mortgage Revenue Bond
      4.800% ............. 01/15/05           255          266
      4.500% ............. 07/05/03           365          374
      4.550% ............. 07/05/04           300          308
      4.400% ............. 07/15/01           100          102
  Hammond, Multi-School Building
    Revenue Bond, Series B (A)
      6.000% ............. 01/15/18         1,250        1,414
  Indiana Transportation - Highway
    Revenue Bond
      4.700% ............. 12/01/03           100          104
  Howard County, Industrial
    Redevelopment Authority
    Economic Development Income
    Tax Lease Revenue Bond
      4.950% ............. 12/15/01           100          104
  Indianapolis Public Improvement
    Bond Bank Transportation Revenue
      5.000% ............. 07/01/01           100          103
  Lagrange County, Jail Building
    Corporation  First Mortgage
      5.300% ............. 10/01/10           300          314
  Lawrence, Multi-School Building
    Refunding First Mortgage
      4.550% ............. 02/01/01           150          153
  Lawrenceburg, Multi-School
    Building First Mortgage
      4.250% ............. 02/01/99           115          115
  Lebanon, Middle School Building
    First Mortgage
      4.650% ............. 07/05/06           235          241
  Marion County, Convention &
    Recreational Facilities Authority
    Excise Tax Revenue Sub-Lease,
    Series A
      4.500% ............. 06/01/05           300          307

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Indiana -- Continued
  Mooresville, School Building
    Refunding First Mortgage
      4.150% ............. 01/15/02       $   100      $   101
  MSD Steuben County School
    Building First Mortgage
      4.250% ............. 03/01/02           245          247
  North West Hendricks, Elementary
    School Building Refunding
    First Mortgage
      4.450% ............. 07/15/99           100          101
  Patoka Lake, Regional Water and
    Sewage Waterworks Revenue,
    Series A
      4.500% ............. 01/01/02           100          102

  Porter County, Hospital Association
    Revenue Refund - Porter
    Memorial Hospital
      4.800% ............. 06/01/00           150          153
  Purdue University, Certificate &
    Participation
      4.250% ............. 07/01/99           200          201
      4.550% ............. 07/01/01           100          102
  South Bend, Waterworks Revenue
      4.350% ............. 01/01/03           215          219
  Southeast Dubois County, JR/SR
    High School Building
      4.850% ............. 01/01/05           100          104
    First Mortgage
      4.150% ............. 07/01/99           100          101
  State Transportation Finance
    Authority Highway
    Revenue Bond
      4.600% ............. 12/01/02           105          108
  State, Bond Bank Commission
    Facilities Revenue Refunding,
    Series A
      4.150% ............. 07/01/04           400          402
  State, Bond Bank Common School
    Federal Advisory Series A
      4.700% ............. 08/01/00           100          102
  State, Improvement School Building,
    First Mortgage,
    Prerefunded 07/15/04 @ 102
      6.150% ............. 01/15/16         1,200        1,351
  State, Recreational Development
    Community Revenue, Series A
      4.900% ............. 07/01/00           100          102
  State, Refunding First Mortgage
      4.450% ............. 01/05/05           300          304

                             See Accompanying Notes

[GRAPHIC OMITTED]

                        Statement of Net Assets

                        Armada National Tax Exempt Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----

MUNICIPAL BONDS -- Continued
Indiana -- Continued
  State, Revolving Fund, Series A
      5.000% ............. 02/01/10        $1,000     $  1,049
  Vinton-Tecumseh, School Building
    Refunding First Mortgage
      4.350% ............. 01/05/04           495          502
  Wheeler-Union Township, School
    Building  First Mortgage, Series A
      5.100% ............. 07/15/05           100          106
                                                      --------
                                                        13,637
                                                      --------
Iowa -- 0.4%
  Polk County, Series A
      4.500% ............. 06/01/02           400          410
                                                      --------
Kansas -- 0.3%
  Johnson County, Water District
    Number 001 Water Revenue,
    Series A
      4.300% ............. 06/01/01           300          305
                                                      --------
Kentucky -- 0.6%
  Bath County, School District School
    Building Revenue Bond
      4.200% ............. 10/01/01           110          112
      4.300% ............. 10/01/02           115          117
  Elizabethtown, Public Properties
    Holding Revenue
      4.875% ............. 04/01/04           375          393
                                                      --------
                                                           622
                                                      --------
Maryland -- 3.7%
  Montgomery County,  GO
      5.000% ............. 05/01/03         1,000        1,051
  Prince Georges County, Public
    Improvement GO, Series A (MBIA)
      6.000% ............. 03/15/06         1,000        1,124
  State, Department Transportation
      4.400% ............. 12/15/04           250          257
  University of Maryland, University &
    College Improvements, Ser C, RB
      4.350% ............. 10/01/03           235          241
  Washington, DC,  Suburban
    Sanitation District Revenue
    Bond Water Supply Project,
    Prerefunded 11/01/01 @ 102
      6.500% ............. 11/01/05         1,000        1,097
                                                      --------
                                                         3,770
                                                      --------

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Massachusetts -- 5.0%
  Brockton, GO
      4.500% ............. 04/01/03        $  500     $    513
  State, Bay Transportation Authority
    General Transportation System
    Revenue Bond Series A
      5.800% ............. 03/01/11         1,000        1,130
    Prerefunded 03/01/05 @ 102
      5.750% ............. 03/01/18         3,040        3,260
  State, Consolidated Loan, Series - A
      4.500% ............. 03/01/02           200          205
                                                      --------
                                                         5,108
                                                      --------
Michigan -- 6.4%
  Birmingham, School District GO
      5.000% ............. 11/01/18            25           25
  Grand Rapids, Community College
    GO (MBIA) (A)
      5.900% ............. 05/01/22         2,000        2,195
  Redford, Michigan, School District
    GO (AMBAC)
      5.500% ............. 05/01/06         1,315        1,433
  State, Municipal Bond Authority
    Revenue Bond
      6.000% ............. 10/01/07         2,000        2,270
  State, Building Authority Revenue
    Equipment Program, Series B
      4.100% ............. 10/01/00           300          303
  Troy,  City School District School
    Bond Loan Fund
      4.400% ............. 05/01/03           300          307

                                                      --------
                                                         6,533
                                                      --------
Minnesota -- 1.9%
  Duluth, Water Utilities GO, Series-D
      4.500% ............. 02/01/03           235          241
  State, Housing Finance Agency
    Residential Housing
      4.750% ............. 07/01/01           200          204
  State, Public Facilities Authority
    Water Pollution Control
    Revenue Bond, Prerefunded
    03/01/00 @ 102, Series A
      7.100% ............. 03/01/12         1,300        1,386
  Willmar, Independent School
    District Refunding, Series A
      4.850% ............. 02/01/05           105          110
                                                      --------
                                                         1,941
                                                      --------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                        Statement of Net Assets

                        Armada National Tax Exempt Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Missouri -- 0.2%
  Maryland Heights, Public Faclility
    Authority Leasehold Revenue
      4.600% ............. 06/01/05        $  195      $   201
                                                       -------
Nebraska -- 1.3%
  American Public Energy Agency
    Gas Refunding
      4.200% ............. 09/01/10         1,000          986
  Douglas County, Hospital Authority
    Immanuel Medical Center
    Revenue Bond
      4.450% ............. 09/01/02           300          307
                                                       -------
                                                         1,293
                                                       -------
Nevada -- 2.2%
  Henderson, Nevada, GO (MBIA)
      6.500% ............. 06/01/07         1,000        1,169
  Nevada State, GO
      6.300% ............. 07/01/04         1,000        1,091
                                                       -------
                                                         2,260
                                                       -------
New Jersey -- 2.2%
  State, Transportation Fund Revenue
    Bond, Series B (AMBAC)
      6.000% ............. 06/15/05         2,000        2,232
                                                       -------
New Mexico -- 0.8%
  State, Severance Tax, Series B
      4.750% ............. 07/01/06           750          772
                                                       -------
New York -- 3.5%
  State, Power Authority General
    Purpose Revenue Bond,
    Prerefunded 01/01/10 @ 100
      7.000% ............. 01/01/10         1,000        1,213
  Orange County, GO
      5.000% ............. 07/15/11         2,225        2,339
                                                       -------
                                                         3,552
                                                       -------
North Carolina -- 0.3%
  Durham, Water & Sewer
    Utility Systems
      4.500% ............. 06/01/02           335          343
                                                       -------
Ohio -- 6.9%
  Butler County, Transportation
    Improvement Revenue Bond,
    Series A (FSA) (A)
      6.000% ............. 04/01/10         1,000        1,135
  Cleveland, Public Power System
    Revenue Bond, Series 1  (MBIA)
      6.000% ............. 11/15/10           995        1,141

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Cleveland, Water Works
    Revenue Bond,
    Series G (MBIA)
      5.500% ............. 01/01/09        $1,500      $ 1,641
  Hudson, Local School District
    GO (FGIC)
      0.000% ............. 12/15/10         1,000          586
  State, Higher Educational Facility
    Revenue Bond, John Carroll
    University Project (A)
      5.750% ............. 04/01/19         1,250        1,311
  State, Housing Finance Agency
    Mortgage Revenue
      5.350% ............. 09/01/04           200          209
  State, Public Facility Community
    Higher Education Capital Facility,
    Series II-B
      4.500% ............. 11/01/06           200          206
  Wyoming City, School District GO
      5.750% ............. 12/01/15           740          831
                                                       -------
                                                         7,060
                                                       -------
Oklahoma -- 0.2%
  State, Transportation & Parking
    Authority Parking System
    Revenue Bond
      4.950% ............. 07/01/04           100          106
      4.850% ............. 07/01/03           100          105
                                                       -------
                                                           211
                                                       -------
Pennsylvania -- 0.1%
  State, Higher Educational Facility
    Authority Revenue Philadelphia
    College Osteopathic
      4.450% ............. 12/01/01           100          102
                                                       -------
Rhode Island -- 1.4%
  State, Convention Center Authority
    Revenue Bond, Series A,
    Prerefunded 05/15/01 @ 102 (MBIA)
      6.700% ............. 05/15/01         1,310        1,428
                                                       -------
South Carolina -- 4.3%
  State, Public Service Authority
    Revenue Bond, Series B (FGIC)
      5.875% ............. 01/01/23         4,000        4,380
                                                       -------
Tennessee -- 2.5%
  Jackson, GO Refunding and
    Improvement
      4.500% ............. 03/01/02           300          307
  Memphis, GO Refundable
      4.700% ............. 08/01/03           300          311

                             See Accompanying Notes

[GRAPHIC OMITTED]

                        Statement of Net Assets

                        Armada National Tax Exempt Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Tennessee -- Continued
  Metropolitan Government Nashville
    and Davidson County Water and
    Sewer Revenue Refunding
      4.700% ............. 01/01/02        $  200      $   206
  Nashville and Davidson County,
    Metropolitan Government GO
      6.000% ............. 12/01/10         1,500        1,731
                                                       -------
                                                         2,555
                                                       -------
Texas -- 7.5%
  Dallas County, Utilities and
    Reclamation Authority, GO
      5.000% ............. 02/15/09           600          616
  Leander, GO
      4.750% ............. 08/15/11           500          504
  Plano, Independent School
    District GO
      6.000% ............. 02/15/06         1,000        1,119
      5.900% ............. 02/15/10         1,000        1,085
  State, Public Finance Authority GO,
    Prerefunded 10/01/00 @ 100
      6.375% ............. 10/01/00         4,100        4,305
                                                       -------
                                                         7,629
                                                       -------
Utah -- 2.7%
  Intermountain Power Agency
    Power Supply Revenue Bond,
    Series E (FSA)
      6.250% ............. 07/01/09         2,000        2,333
  State, Building Ownership Authority
    Lease Revenue Saint Facility
    Master Lease Program, Series A
      5.500% ............. 05/15/99           100          101
  Weber County, Municipal Building
    Authority Lease Revenue Refunding
      4.900% ............. 12/15/05           300          314
                                                       -------
                                                         2,748
                                                       -------
Vermont -- 0.5%
  State, Refunding Series A
      4.500% ............. 01/15/03           500          513
                                                       -------
Virginia -- 1.0%
  Richmond, Public Improvement GO,
    Series A, Prerefunded 01/15/01 @ 102
      6.250% ............. 01/15/21         1,000        1,073
                                                       -------
Washington -- 6.2%
  State, Higher Education  Facility
    Authority Revenue Refunding
    Pacific Lutheran University Project
      4.900% ............. 11/01/05           100          104

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Washington -- Continued
  State, Motor Vehicle Fuel Tax GO,
    Series 95-D
      6.500% ............. 09/01/01        $1,900      $ 2,038
  State, Public Power Supply Systems
    Revenue Bond Nuclear
    Project No. 2, Series C,
    Prerefunded 01/01/01 @ 102
      6.940% ............. 07/01/10         3,500        3,846
  Yakima County, GO Refunding
      4.600% ............. 11/01/03           295          305
                                                       -------
                                                         6,293
                                                       -------
West Virginia -- 0.5%
  State, School Building Authority
    Revenue Refunding Capital
    Improvement, Series B
      4.500% ............. 07/01/03           300          307
  State, University Revenues University
    Systems West Virginia University
    Projects, Series A
      4.500% ............. 04/01/05           250          256
                                                       -------
                                                           563
                                                       -------
Wisconsin -- 4.4%
  Appleton, GO
      4.300% ............. 04/01/04           365          371
  Cottage Grove, GO
      4.700% ............. 08/01/07           260          266
  Milwaukee, GO Series G
      5.000% ............. 06/15/05           300          317
  State GO, Series A,
    Prerefunded 05/01/02 @ 100
      6.300% ............. 05/01/02         3,275        3,545
                                                       -------
                                                         4,499
                                                       -------
TOTAL MUNICIPAL BONDS
   (Cost $96,166) ...............................       99,450
                                                       -------
MISCELLANEOUS -- 0.5%
  Greystone Tax-Exempt Assets Trust
    144-A Series 1998-1  Class A
      4.300% ............. 06/20/00           468          469
                                                       -------
TOTAL MISCELLANEOUS
   (Cost $469) ..................................          469
                                                       -------
CASH EQUIVALENT -- 1.0%
  Federated Tax-Free Money
    Market Fund ...................         1,036        1,036
                                                       -------
TOTAL CASH EQUIVALENT
   (Cost $1,036) ................................        1,036
                                                       -------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                        Statement of Net Assets

                        Armada National Tax Exempt Fund

November 30, 1998
(Unaudited)
                                                        Value
                                                        (000)
                                                        -----
TOTAL INVESTMENTS -- 98.8%
   (Cost $97,671) ...............................    $100,955
                                                     ========
OTHER ASSETS AND LIABILITIES,
   NET -- 1.2% ..................................       1,269
                                                     --------

NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based
   on 10,023,180 outstanding shares of
   beneficial interest ..........................      98,309
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based
   on 36,511 outstanding shares of
   beneficial interest ..........................         370
  Accumulated net realized gain
   on investments ...............................         261
  Net unrealized appreciation on investments ....       3,284
                                                     --------
TOTAL NET ASSETS -- 100.0% ......................    $102,224
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I .............................      $10.16
                                                     ========
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE -- CLASS A ...................      $10.16
                                                     ========
MAXIMUM OFFERING PRICE PER
   SHARE -- Class A ($10.16 divide 95.25%) ......      $10.67
                                                     ========

--------------
  (A) Security is backed by a letter of credit backed by a major financial institution.

  AMBAC -- American Municipal Bond Assurance Corporation

  BAN -- Bond Anticipation Note

  FGIC -- Federal Guaranty Insurance Corporation

  FSA -- Federal Security Assurance

  GO -- General Obligation

  MBIA -- Municipal Bond Insurance Association


                             See Accompanying Notes

[GRAPHIC OMITTED]

                        Financial Highlights

                        Armada National Tax Exempt Fund

For a Fund Share Outstanding Throughout Each Period

                                                                                    For the
                                                                               Six Months Ended
                                                                               November 30, 1998           For the Period
                                                                                  (Unaudited)            Ended May 31, 1998
                                                                             --------------------------  ------------------
                                                                              Class I         Class A/4        Class I/2
                                                                             ---------        ---------        --------
Net asset value, beginning of period ....................................    $  10.03         $10.04           $ 10.00
                                                                             --------         ------           -------
Income From Investment Operations
  Net investment income .................................................        0.31           0.20              0.07
  Net gain on securities (realized and unrealized) ......................        0.09           0.12              0.03
                                                                             --------         ------           -------
     Total from investment operations ...................................        0.40           0.32              0.10
                                                                             --------         ------           -------
Less Distributions
  Dividends from net investment income ..................................       (0.27)         (0.20)            (0.07)
                                                                             --------         ------           -------
     Total distributions ................................................       (0.27)         (0.20)            (0.07)
                                                                             --------         ------           -------
Net asset value, end of period ..........................................    $  10.16         $10.16           $ 10.03
                                                                             ========         ======           -------
Total Return ............................................................        3.61%/7        3.16%/5,7         7.03%/3
Ratios/Supplemental Data
  Net assets, end of period (in 000's) ..................................    $101,853         $  371           $80,259
  Ratio of expenses to average net assets ...............................        0.28%/1,3      0.53%/3,6         0.33%/1
  Ratio of net investment income to average net assets ..................        4.50%/1,3      0.19%/3,6         4.62%/1
  Portfolio turnover rate ...............................................          10%            10%                0%


1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the periods ended November 30, 1998 and May 31, 1998 would have been 0.83% and 4.04%, 0.87% and 4.08%, respectively.
2 Class I commenced operations on April 9, 1998.
3 Annualized
4 Class A commenced operations on June 19, 1998.
5 Total return excludes sales charge.
6 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the period ended November 30, 1998 would have been 1.08% and 0.10%.
7 Returns are for the period indicated and have not been annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Money Market Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
COMMERCIAL PAPER -- 76.5%
Agriculture -- 4.1%
  Canadian Wheat
      5.450%..............12/18/98       $45,000  $    44,884
      5.050%..............02/05/99        15,000       14,861
      5.120%..............02/12/99         6,830        6,759
  Cargill
      5.040%..............02/10/99        15,000       14,851
      5.020%..............02/10/99        15,000       14,851
      5.050%..............02/12/99        25,000       24,744
      4.970%..............03/11/99        15,000       14,793
                                                  -----------
                                                      135,743
                                                  -----------
Automobiles & Trucks -- 10.4%
  Daimler Benz
      5.150%..............03/03/99        15,000       14,803
      5.150%..............03/10/99        15,000       14,788
      5.020%..............03/19/99        15,000       14,774
      5.000%..............03/19/99        15,000       14,775
      5.000%..............03/25/99        15,000       14,763
      5.060%..............04/07/99        15,000       14,732
  Ford Motor Credit
      5.050%..............01/14/99        15,000       14,907
      5.030%..............01/20/99        15,000       14,895
      5.040%..............01/21/99        15,000       14,893
      5.040%..............01/27/99        15,000       14,880
      5.070%..............01/28/99        15,000       14,877
      5.100%..............02/04/99        15,000       14,862
      4.950%..............03/18/99        10,000        9,853
  GMAC
      5.500%..............01/20/99        30,000       29,771
      5.040%..............01/21/99        15,000       14,893
      5.080%..............01/21/99        10,000        9,928
      5.170%..............01/21/99        15,000       14,890
      5.160%..............01/26/99        15,000       14,880
      4.970%..............03/19/99        15,000       14,776
  Paccar
      5.420%..............12/03/98         9,000        8,997
      5.150%..............02/11/99         7,000        6,928
      5.000%..............04/27/99         5,000        4,898
      5.675%..............12/31/99        20,000       20,000
  TRW
      5.250%..............02/16/99        15,000       14,832
                                                  -----------
                                                      342,595
                                                  -----------
Banks -- 0.8%
  Wachovia
      5.370%..............12/09/98        25,000       24,970
                                                  -----------
Building & Construction -- 0.8%
  Fluor
      5.240%..............01/14/99        10,000        9,936
      5.310%..............01/19/99        15,000       14,892
                                                  -----------
                                                       24,828
                                                  -----------


                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
COMMERCIAL PAPER -- Continued
Chemicals & Allied Products -- 5.0%
  Akzo Nobel
      5.070%..............03/23/99       $15,000  $    14,763
      4.980%..............04/22/99        15,000       14,705
  E.I. Dupont Nemours
      5.180%..............12/09/98        20,000       19,977
      4.980%..............12/16/98        20,000       19,958
      5.050%..............12/21/98        25,000       24,930
      4.950%..............01/28/99        20,000       19,840
      5.010%..............02/10/99        15,000       14,852
  Proctor & Gamble
      5.450%..............12/17/98        20,000       19,952
      5.460%..............12/22/98        15,000       14,952
                                                  -----------
                                                      163,929
                                                  -----------
Computers -- 0.5%
  IBM
      5.050%..............02/09/99        15,000       14,853
                                                  -----------
Drugs & Health Care -- 1.3%
  Glaxo Wellcome
      5.170%..............02/19/99        12,465       12,322
      5.040%..............02/23/99        15,000       14,824
      5.090%..............02/25/99        15,000       14,818
                                                  -----------
                                                       41,964
                                                  -----------
Electrical Utilities & Services -- 4.8%
  ABB Treasury
      5.050%..............02/17/99        25,000       24,726
      4.930%..............03/24/99        15,000       14,768
      4.950%..............03/25/99        15,000       14,765
  National Rural Utilities
      5.000%..............01/07/99        15,000       14,923
      5.130%..............01/14/99        10,000        9,937
      5.050%..............01/22/99        12,700       12,607
      5.120%..............02/08/99        15,000       14,853
      5.050%..............02/12/99         5,000        4,949
      5.000%..............02/17/99        15,000       14,838
  Southern
      5.250%..............02/05/99        15,000       14,856
      5.100%..............02/22/99        15,000       14,824
                                                  -----------
                                                      156,046
                                                  -----------
Electronics & Electrical Equipment -- 4.7%
  Eaton
      5.100%..............03/11/99        15,000       14,787
      5.150%..............03/11/99        15,000       14,785
      5.080%..............04/14/99        15,000       14,716

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Money Market Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
COMMERCIAL PAPER -- Continued
Electronics & Electrical Equipment  -- Continued
  Motorola
      5.200%..............12/03/98     $   2,000  $     1,999
      5.480%..............12/11/98         7,500        7,489
      5.000%..............01/22/99        30,000       29,783
      4.980%..............01/26/99        10,070        9,992
      5.070%..............01/28/99        15,000       14,877
      5.060%..............01/29/99        15,000       14,876
      5.080%..............02/12/99        15,000       14,845
      5.050%..............02/12/99        15,000       14,846
                                                  -----------
                                                      152,995
                                                  -----------
Entertainment -- 0.6%
  Golden Peanut
      5.120%..............03/22/99        12,500       12,303
      5.020%..............03/31/99         8,000        7,866
                                                  -----------
                                                       20,169
                                                  -----------
Financial Conduit -- 4.5%
  Corporate Asset Funding
      5.350%..............12/03/98        25,000       24,993
      5.130%..............01/19/99        15,000       14,895
      5.380%..............01/27/99        10,000        9,915
      5.180%..............01/28/99        10,000        9,917
      5.100%..............02/02/99        15,000       14,866
  Preferred Receivables
      5.170%..............12/09/98         8,410        8,400
      5.290%..............12/15/98        10,000        9,979
      5.270%..............01/05/99        15,000       14,923
      5.200%..............01/11/99        15,000       14,911
      5.210%..............01/11/99        15,000       14,911
      5.320%..............02/05/99        10,000        9,902
                                                  -----------
                                                      147,612
                                                  -----------
Financial Services -- 14.8%
  Abbey National
      5.350%..............01/20/99        15,000       14,889
      5.200%..............02/10/99        15,000       14,846
      5.060%..............02/18/99        25,000       24,722
  American Express
      5.140%..............01/12/99        15,000       14,910
      5.000%..............01/21/99        15,000       14,894
  Associates
      5.150%..............01/20/99        15,000       14,893
      5.030%..............01/28/99        15,000       14,878
      5.140%..............01/29/99        10,000        9,916
      5.350%..............02/16/99        15,000       14,828


                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
COMMERCIAL PAPER -- Continued
Financial Services -- Continued
  Associates First
      5.090%..............02/05/99       $15,000  $    14,860
      5.180%..............02/11/99        15,000       14,845
      5.180%..............02/17/99        15,000       14,832
      5.150%..............03/10/99        15,000       14,788
  Ciesco
      5.150%..............01/14/99        15,000       14,906
      5.270%..............02/10/99        15,000       14,844
      5.150%..............02/17/99        15,000       14,833
  Delaware Funding
      5.220%..............01/06/99        10,000        9,948
      5.380%..............01/14/99         5,000        4,967
      5.150%..............01/15/99        15,000       14,903
      5.150%..............01/20/99        15,000       14,893
      5.280%..............01/22/99        15,000       14,886
      5.280%..............01/28/99        15,000       14,872
  GE Capital
      5.470%..............12/22/98        10,000        9,968
      5.480%..............01/20/99        15,000       14,886
      5.360%..............01/26/99        15,000       14,875
      5.050%..............02/08/99         6,000        5,942
      5.240%..............02/10/99        15,000       14,845
      5.440%..............02/10/99        10,000        9,893
      5.070%..............02/11/99        15,000       14,848
  John Deere Capital
      5.180%..............12/03/98        15,000       14,996
      5.150%..............02/17/99        15,000       14,833
      5.050%..............02/18/99        10,000        9,889
  Norwest
      5.050%..............01/21/99        25,000       24,821
      5.040%..............01/28/99        15,000       14,878
                                                  -----------
                                                      481,827
                                                  -----------
Food & Beverage -- 3.8%
  Archer Daniels
      5.100%..............03/17/99        15,000       14,775
      5.020%..............04/01/99        15,000       14,747
  Campbell Soup
      5.420%..............02/24/99        15,000       14,808
  Coca Cola
      5.120%..............12/08/98        25,000       24,975
      5.120%..............12/18/98        25,000       24,940
      4.930%..............03/12/99        15,000       14,793
      4.940%..............03/11/99        15,000       14,794
                                                  -----------
                                                      123,832
                                                  -----------
Gas/Natural Gas -- 0.6%
  Northern Illinois Gas
      5.460%..............02/01/99        21,500       21,298
                                                  -----------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Money Market Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
COMMERCIAL PAPER -- Continued
Household Products -- 0.7%
  Clorox
      5.140%..............12/11/98      $  5,000 $      4,993
      5.100%..............12/23/98        10,000        9,969
  Stanley Works
      5.100%..............02/01/99         8,400        8,326
                                                  -----------
                                                       23,288
                                                  -----------
Insurance -- 5.9%
  Allstate
      5.320%..............01/20/99        15,000       14,889
      5.170%..............01/28/99        15,000       14,875
  American General
      5.470%..............12/22/98        15,000       14,952
      5.150%..............02/09/99        15,000       14,850
      5.070%..............02/11/99        15,000       14,848
      5.070%..............02/25/99        10,000        9,879
      5.110%..............03/04/99        15,000       14,802
  Bass Financial
      5.320%..............01/21/99        11,309       11,224
  NY Life
      5.180%..............02/23/99        15,000       14,819
      5.120%..............03/17/99        15,000       14,774
  Prudential Funding
      5.310%..............01/20/99        15,000       14,889
      5.150%..............02/10/99        15,000       14,848
      5.180%..............02/18/99        15,000       14,829
      5.180%..............02/24/99        10,000        9,878
                                                  -----------
                                                      194,356
                                                  -----------
Medical & Medical Services -- 2.6%
  Diageo
      5.120%..............02/03/99        15,000       14,863
      5.180%..............02/09/99        15,000       14,849
      5.180%..............02/16/99        10,000        9,889
      5.170%..............02/22/99        15,000       14,821
      4.960%..............03/24/99        15,000       14,766
      5.000%..............04/07/99        15,000       14,735
                                                  -----------
                                                       83,923
                                                  -----------
Paper & Paper Products -- 1.2%
  Kimberly Clark
      5.400%..............12/08/98        19,265       19,245
      5.100%..............01/11/99        21,000       20,878
                                                  -----------
                                                       40,123
                                                  -----------
Personal Service Company, IRS Processing -- 1.2%
  Block Financial
      5.100%..............02/19/99        21,000       20,762
      5.050%..............02/26/99         5,511        5,444
      5.250%..............02/26/99        15,000       14,810
                                                  -----------
                                                       41,016
                                                  -----------


                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
COMMERCIAL PAPER -- Continued
Petroleum, Gas & Oil Refinary -- 3.4%
  Amoco
      5.120%..............12/22/98       $20,950  $    20,887
  Atlantic Richfield
      5.000%..............02/17/99        25,000       24,729
      4.900%..............03/17/99        15,000       14,784
  Stat Oil
      5.320%..............01/22/99        15,000       14,885
      5.130%..............01/25/99        20,000       19,843
      4.850%..............02/08/99        16,000       15,851
                                                  -----------
                                                      110,979
                                                  -----------
Photographic Equipment & Supplies -- 1.0%
  Xerox
      5.030%..............12/23/98        19,400       19,340
      5.000%..............01/15/99        15,000       14,906
                                                  -----------
                                                       34,246
                                                  -----------
Retail -- 0.3%
  Heinz
      5.150%..............12/01/98         8,690        8,690
                                                  -----------
Telephones & Telecommunication -- 2.7%
  Bell South
      4.900%..............01/21/99        25,000       24,826
      5.420%..............02/17/99        12,500       12,353
  Lucent Technologies
      5.020%..............12/02/98        25,000       24,997
  Southern California Edison
      5.080%..............12/22/98        25,000       24,926
                                                  -----------
                                                       87,102
                                                  -----------
Wholesale -- 1.1%
  Avnet
      5.350%..............01/14/99         5,000        4,967
      5.250%..............01/20/99         5,000        4,964
      5.270%..............02/10/99        10,000        9,896
      5.090%..............02/17/99        10,000        9,890
      5.120%..............02/22/99         5,000        4,941
                                                  -----------
                                                       34,658
                                                  -----------
TOTAL COMMERCIAL PAPER
   (Cost $2,511,042)............................    2,511,042
                                                  -----------
FLOATING RATE NOTES -- 2.6%
  Allstate Funding (A)
      5.738%..............08/31/99        10,000       10,000
      5.222%..............12/01/99        10,000       10,000
  John Hancock Mutual Life (A)
      5.208%..............10/22/98        15,000       15,000
  J.P. Morgan Guarantee Trust (A)
      5.277%..............11/29/99        15,000       15,000
  Key Bank, NA (A)
      5.105%..............09/23/99        25,000       24,990
  Travelers Funding (A)
      5.718%..............08/17/99        10,000       10,000
                                                  -----------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Money Market Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----
TOTAL FLOATING RATE NOTES
   (Cost $84,990)..............................   $    84,990
                                                  -----------
REPURCHASE AGREEMENTS -- 21.3%
  First Boston
      5.500%..............12/01/98     $320,000       320,000
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $320,048,889; collateralized
      by various FHLMC and
      FNMA obligations: total
      market value $331,405,170)

  Goldman Sachs
      5.470%..............12/01/98      107,000       107,000
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $107,016,258; collateralized
      by various FHLMC and
      FNMA obligations: total
      market value $109,140,000)

  Lehman Brothers
      5.410%..............12/01/98      136,647       136,647
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $136,667,535; collateralized
      by various FHLMC and
      FNMA obligations: total
      market value $139,381,334)

  Prudential
      4.950%..............12/01/98       20,000        20,000
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $20,002,750; collateralized
      by various FHLMC and
      FNMA obligations: total
      market value $20,400,032)

  Prudential
      5.400%..............12/01/98      115,000       115,000
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $115,017,250; collateralized
      by various FHLMC and
      FNMA obligations: total
      market value $117,300,230)

TOTAL REPURCHASE AGREEMENTS
   (Cost $698,647).............................       698,647
                                                  -----------


                                           Par          Value
                                          (000)         (000)
                                          -----         -----
CASH EQUIVALENT -- 0.4%
  Financial Square Premium Money
    Market Fund..........................$12,936  $    12,936
                                                  -----------
TOTAL CASH EQUIVALENT
   (Cost $12,936)...............................       12,936
                                                  -----------
TOTAL INVESTMENTS -- 100.8%
   (Cost $3,307,615)............................  $ 3,307,615
                                                  ===========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.8%)................................      (24,675)
                                                  -----------
Net Assets:
  Portfolio Shares of Class I
   (unlimited authorization --
   no par value) based on
   2,086,036,469 outstanding
   shares of beneficial interest...............     2,086,036
  Portfolio Shares of Class A
   (unlimited authorization --
   no par value) based on
   1,196,671,627 outstanding
   shares of beneficial interest...............     1,196,672
  Portfolio Shares of Class B
   (unlimited authorization --
   no par value) based on
   90,764 outstanding shares of
   beneficial interest.........................            91
  Undistributed net investment income..........           156
  Accumulated net realized loss
   on investments..............................           (15)
                                                  -----------
TOTAL NET ASSETS -- 100.0%                        $ 3,282,940
                                                  ===========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I............................         $1.00
                                                  ===========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS A............................         $1.00
                                                  ===========
NET ASSET VALUE, AND OFFERING
   PRICE PER SHARE -- CLASS B...................        $1.00
                                                  ===========


----------
  (A) Variable Rate Security -- The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Highlights

                              Armada Money Market Fund

For a Fund Share Outstanding Throughout Each Period

                                       For the Six                                   For the Year Ended May 31,
                                      Months Ended                --------------------------------------------------------------
                                    November 30, 1998
                                       (Unaudited)                                1998                            1997
                    --------------------------------------------  ------------------------------------  ------------------------
                         Class I          Class A      Class B       Class I      Class A     Class B4     Class I      Class A
                         -------          -------      -------       -------      -------     --------     -------      -------
Net asset value,
  beginning of
  period............$     1.00       $     1.00       $1.00       $     1.00    $   1.00     $1.00     $     1.00     $   1.00
                    ----------       ----------       -----       ----------    ---------    -----     ----------     --------
Income From
  Investment
  Operations
  Net investment
  income............      0.03             0.02        0.02             0.05        0.05      0.05           0.05         0.05
Less Distributions
  Dividends from
   net investment
   income...........     (0.03)           (0.02)      (0.02)           (0.05)      (0.05)    (0.05)         (0.05)       (0.05)
                    ----------       ----------       -----       ----------    ---------    -----     ----------     --------
Net asset value,
  end of period.....$     1.00       $     1.00       $1.00       $     1.00    $   1.00     $1.00     $     1.00     $   1.00
                    ==========       ==========       =====       ==========    =========    =====     ==========     ========
Total Return........      5.21%/5          5.09%/5     4.47%/5          5.39%       5.26%     5.04%          5.19%        5.09%
Ratios/Supplemental
  Data
  Net assets, end
   of period
   (in 000's).......$2,086,035       $1,196,814       $  91       $1,911,689    $696,893     $   5     $1,943,021     $346,172
  Ratio of
   expenses to
   average
   net assets.......      0.42%/1,5        0.55%/2,5   1.22%/3,5        0.38%/1     0.51%/2   1.22%/3        0.37%/1      0.47%/2
  Ratio of net
   investment
   income to
   average net
   assets...........      5.09%/1,5        4.96%/2,5   4.93%/3,5        5.27%/1     5.14%/2   4.39%/3        5.07%/1      4.97%/2


                                            For the Year Ended May 31,
                    ------------------------------------------------------------------------------

                               1996                        1995                      1994
                    -------------------------   -------------------------   ----------------------
                       Class I        Class A       Class I       Class A      Class I     Class A
                       -------       -------       -------       -------      -------     -------
Net asset value,
  beginning of
  period............$     1.00     $   1.00     $     1.00     $   1.00     $   1.00     $  1.00
                    ----------     --------     ----------     --------     --------     -------
Income From
  Investment
  Operations
  Net investment
  income............      0.05         0.05           0.05         0.05         0.03        0.03
Less Distributions
  Dividends from
   net investment
   income...........     (0.05)       (0.05)         (0.05)       (0.05)       (0.03)      (0.03)
                    ----------      --------     ----------     --------     --------     -------
Net asset value,
  end of period.....$     1.00     $   1.00     $     1.00     $   1.00     $   1.00     $  1.00
                    ==========     ========     ==========     ========     ========     =======
Total Return........      5.45%        5.35%          5.11%        5.01%        2.91%       2.81%
Ratios/Supplemental
  Data
  Net assets, end
   of period
   (in 000's).......$1,344,414     $343,087     $1,083,243     $175,192     $743,377     $67,229
  Ratio of
   expenses to
   average
   net assets.......      0.37%/1      0.47%/2        0.37%/1      0.47%/2      0.43%/1     0.53%/2
  Ratio of net
   investment
   income to
   average net
   assets...........      5.30%/1      5.18%/2        5.07%/1      5.12%/2     2.94%/1      2.78%/2

1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.52% and 4.99%, 0.48% and 5.17%, and .47% and 4.97%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for Class I for the years ended May 31, 1996 and 1995 would have been .48% and 5.19% and .48% and 4.96%, respectively. The operating expense ratio and the net investment income ratio before fee waiver by the Investment Advisers for Class I for the year ended May 31, 1994 would have been .45% and 2.92%, respectively.

2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.65% and 4.86%, 0.61% and 5.08%, and .57% and 4.87%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for Class A for the years ended May 31, 1996 and 1995 would have been .58% and 5.07% and .58% and 5.01%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for Class A for the year ended May 31, 1994 would have been .55% and 2.76%, respectively.

3 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the Class B for the periods ended November 30, 1998 and May 31, 1998 would have been 1.32% and 4.14%, and 1.27% and 4.31%, respectively.

4   The Money Market Fund Class B commenced operations January 5, 1998.

5   Annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                               Statement of Net Assets

                               Armada Government Money Market Fund

November 30, 1998
(Unaudited)
                                           Par          Value
                           Maturity       (000)         (000)
                           --------       -----         -----

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 78.8%
Federal Farm Credit Bank -- 8.0%
      5.020% .............12/01/98       $23,100   $   23,100
      5.000% .............12/03/98        15,000       14,996
      5.360% .............12/15/98         8,895        8,876
      4.770% .............12/21/98        22,000       21,942
      5.000% .............12/28/98        15,540       15,482
      4.920% .............01/04/99        15,000       14,930
      4.650% .............02/01/99        16,000       15,872
      5.220% .............02/05/99         6,690        6,626
      4.750% .............03/12/99        15,000       14,800
                                                   ----------
                                                      136,624
                                                   ----------
Federal Home Loan Bank -- 19.6%
      5.340% .............12/04/98        21,562       21,552
      4.750% .............12/11/98        10,260       10,246
      5.230% .............12/16/98        15,000       14,967
      4.750% .............12/18/98        20,000       19,955
      5.354% .............12/29/98        14,225       14,166
      4.850% .............12/30/98        30,000       29,871
      5.035% .............01/04/99        10,000        9,952
      5.050% .............01/08/99        15,000       14,920
      5.023% .............01/11/99        10,000        9,943
      5.000% .............01/19/99        10,000        9,932
      5.370% .............01/20/99        15,000       14,888
      4.832% .............01/25/99        15,000       14,889
      4.890% .............01/29/99        15,000       14,880
      4.940% .............01/29/99        10,000        9,919
      5.230% .............02/03/99        15,000       14,861
      4.680% .............02/10/99        10,000        9,908
      4.710% .............02/16/99        10,800       10,691
      4.880% .............02/16/99        15,000       14,843
      5.350% .............02/17/99        10,000        9,884
      4.890% .............02/19/99        15,000       14,837
      4.947% .............02/24/99        15,000       14,825
      4.920% .............03/24/99         7,140        7,030
      4.915% .............03/31/99        13,373       13,154
      5.060% .............11/10/99        15,000       14,992
                                                   ----------
                                                      335,105
                                                   ----------
Federal Home Loan Mortgage Corporation -- 22.8%
      5.360% .............12/03/98        12,104       12,100
      5.380% .............12/09/98        14,762       14,744
      4.960% .............12/22/98        15,000       14,957
      4.775% .............12/23/98        15,000       14,956
      5.035% .............01/06/99        20,000       19,899
      5.032% .............01/11/99        25,000       24,857
      5.110% .............01/13/99        20,000       19,878
      5.020% .............01/15/99        15,192       15,097

                                           Par          Value
                           Maturity       (000)         (000)
                           --------       -----         -----


U.S. GOVERNMENT AGENCY
     OBLIGATIONS -- Continued
Federal Home Loan Mortgage Corporation -- Continued
      4.753% .............01/19/99       $10,000   $    9,935
      5.000% .............01/29/99        10,000        9,918
      4.960% .............02/02/99        15,000       14,870
      4.712% .............02/12/99        10,000        9,904
      5.020% .............02/16/99        15,000       14,839
      4.950% .............02/17/99        14,500       14,345
      4.960% .............02/19/99        15,000       14,835
      4.930% .............02/23/99        10,000        9,885
      4.680% .............02/24/99        10,000        9,890
      5.000% .............02/25/99        14,821       14,821
      5.070% .............02/25/99        15,000       14,818
      5.000% .............02/26/99        20,000       19,763
      5.020% .............02/26/99        10,000        9,879
      4.590% .............03/09/99        10,000        9,875
      4.830% .............03/09/99        10,000        9,869
      4.910% .............03/12/99        10,000        9,862
      4.830% .............03/17/99        16,000       15,772
      5.110% .............03/22/99        10,000        9,842
      4.900% .............04/09/99        15,000       14,737
      4.900% .............04/12/99        15,000       14,731
                                                   ----------
                                                      388,878
                                                   ----------
Federal National Mortgage Association -- 21.1%
      5.330% .............12/04/98        20,000       19,991
      5.340% .............12/09/98        20,000       19,976
      5.336% .............12/10/98        15,000       14,980
      5.280% .............12/14/98        10,000        9,981
      5.438% .............12/15/98        10,000        9,979
      4.930% .............12/21/98        20,000       19,945
      5.338% .............12/30/98        10,000        9,957
      5.000% .............01/04/99        20,000       19,906
      5.050% .............01/07/99        10,000        9,948
      5.370% .............01/14/99        15,000       14,902
      5.370% .............01/19/99        15,000       14,890
      4.740% .............01/21/99        15,000       14,899
      4.730% .............01/25/99        11,200       11,119
      4.772% .............01/25/99        10,000        9,927
      5.360% .............01/28/99        10,708       10,616
      4.970% .............02/04/99        10,000        9,910
      4.960% .............02/05/99        15,000       14,864
      4.620% .............02/09/99        20,000       19,820
      4.650% .............02/09/99        15,000       14,864
      4.830% .............03/05/99        10,000        9,874
      4.930% .............03/08/99        15,000       14,804
      4.584% .............03/15/99        10,000        9,868
      5.106% .............03/15/99         5,369        5,290

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Government Money Market Fund

November 30, 1998
(Unaudited)
                                       Par (000)/       Value
                           Maturity      Shares         (000)
                           --------    ----------       -----

U.S. GOVERNMENT AGENCY
     OBLIGATIONS -- Continued
Federal National Mortgage Association -- Continued
      4.900% .............03/15/99       $10,000   $    9,858
      5.000% .............03/15/99        15,000       14,783
      4.980% .............03/16/99         5,200        5,124
      4.870% .............04/01/99        10,000        9,836
      4.890% .............04/20/99        10,000        9,810
                                                   ----------
                                                      359,721
                                                   ----------
Student Loan Marketing Association -- 2.3%
  Note (A)
      5.700% .............11/12/99        15,000       15,000
  Discount Note
      4.750% .............11/24/99        15,000       14,997
      4.770% .............01/27/99        10,000        9,925

                                                   ----------
                                                       39,922
                                                   ----------
Tennessee Valley Authority -- 5.0%
      5.020% .............12/14/98        10,000        9,982
      4.790% .............12/18/98        15,000       14,966
      4.970% .............12/18/98         6,300        6,285
      4.900% .............01/12/99        15,000       14,914
      4.900% .............01/21/99        15,000       14,896
      4.920% .............01/26/99        15,000       14,885
      4.910% .............02/22/99        10,000        9,887
                                                   ----------
                                                       85,815
                                                   ----------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
   (Cost $1,346,065) ...........................    1,346,065
                                                   ----------
REPURCHASE AGREEMENTS -- 19.9%
  First Boston
      5.500% .............12/01/98       150,000      150,000
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $150,022,917; collateralized
      by various FHLMC, FNMA
      and GNMA obligations: total
      market value $154,202,320)

                                           Par          Value
                           Maturity       (000)         (000)
                           --------       -----         -----

REPURCHASE AGREEMENTS -- Continued
  Goldman Sachs
      5.470% .............12/01/98       $50,000   $   50,000
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $50,007,597; collateralized by
      FNMA obligations: total
      market value $51,000,000)
  Lehman Brothers
      5.410% .............12/01/98        64,421       64,421
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $64,430,681; collateralized
      by various FHLMC and
      FNMA obligations: total
      market value $65,714,102)
  Prudential
      4.950% .............12/01/98        20,000       20,000
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $20,002,750; collateralized
      by various FHLMC, FNMA
      and U.S Treasury obligations:
      total market value $20,400,044)
  Prudential
      5.400% .............12/01/98        55,000       55,000
      (dated 11/30/98, matures
      12/01/98, repurchase price
      $55,008,250; collateralized by
      various FHLMC, FNMA and
      U.S Treasury obligations:
      total market value $56,100,800)

TOTAL REPURCHASE AGREEMENTS
   (Cost $339,421) ..............................     339,421
                                                   ----------
CASH EQUIVALENT -- 1.8%

  Goldman Sachs Financial Square Government
    Money Market Fund ....................30,294       30,294
                                                   ----------
TOTAL CASH EQUIVALENT
   (Cost $30,294) ...............................      30,294
                                                   ----------
TOTAL INVESTMENTS -- 100.5%
   (Cost $1,715,780) ............................  $1,715,780
                                                   ==========
OTHER ASSETS AND LIABILITIES,
   NET -- (0.5%) ................................      (7,653)
                                                   ----------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Statement of Net Assets

                         Armada Government Money Market Fund

November 30, 1998
(Unaudited)
                                                      Value
                                                      (000)
                                                      -----

Net Assets:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   1,082,406,287 outstanding shares of
   beneficial interest ..........................  $1,082,406
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   625,744,200 outstanding shares of
   beneficial interest ..........................     625,744
  Overdistributed net investment income .........         (21)
  Accumulated net realized loss
   on investments ...............................          (2)
                                                   ----------
TOTAL NET ASSETS -- 100.0% ......................  $1,708,127
                                                   ==========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I .............................       $1.00
                                                   ==========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS A ............................        $1.00
                                                   ==========

(A) Variable Rate Security--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Highlights

                              Armada Government Money Market Fund

For a Fund Share Outstanding Throughout Each Period

                                           For the
                                       Six Months Ended                       For the Year Ended May 31,
                                     November 30, 1998           -----------------------------------------------------
                                        (Unaudited)                       1998                       1997
                                  -----------------------        -----------------------      -------------------
                                   Class I        Class A          Class I       Class A      Class I      Class A
                                   -------        -------          -------       -------      -------      -------
Net asset value,
 beginning of period ........... $     1.00       $   1.00        $     1.00     $   1.00     $   1.00     $   1.00
                                 ----------       --------        ----------     --------     --------     --------
Income From Investment
  Operations
  Net investment income ........       0.03           0.02              0.05         0.05         0.05         0.05
Less Distributions
  Dividends from net
   investment income ...........      (0.03)         (0.02)            (0.05)       (0.05)       (0.05)       (0.05)
                                 ----------       --------        ----------     --------     --------     --------
Net asset value,
  end of period ................ $     1.00       $   1.00        $     1.00     $   1.00     $   1.00     $   1.00
                                 ==========       ========        ==========     ========     ========     ========
Total Return ...................       5.13%/3        4.96%/3           5.30%        5.17%        5.15%        5.04%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's) ........... $1,082,386       $625,741        $1,137,078     $247,281     $811,622     $159,129
  Ratio of expenses to
   average net assets ..........       0.43%/1,3      0.58%/2,3         0.40%/1      0.52%/2      0.36%/1      0.47%/2
  Ratio of net investment
   income to average
   net assets ..................       5.15%/1,3      4.93%/2,3         5.17%/1      5.05%/2      5.03%/1      4.93%/2

                                                        For the Year Ended May 31,
                                   -------------------------------------------------------------------
                                            1996                    1995                  1994
                                   ---------------------      ------------------    ------------------
                                    Class I      Class A      Class I    Class A    Class I    Class A
                                    -------      -------      -------    -------    -------    -------
Net asset value,
 beginning of period ...........   $   1.00     $   1.00    $   1.00     $  1.00   $   1.00     $ 1.00

Income From Investment
  Operations
  Net investment income ........       0.05         0.05        0.05        0.05       0.03       0.03
Less Distributions
  Dividends from net
   investment income ...........      (0.05)       (0.05)      (0.05)      (0.05)     (0.03)     (0.03)
                                   --------     --------    --------     -------   --------     ------
Net asset value,
  end of period ................   $   1.00     $   1.00    $   1.00     $  1.00   $   1.00     $ 1.00
                                   ========     ========    ========     =======   ========     ======

Total Return ...................       5.41%        5.31%       4.97%       4.87%      2.91%      2.80%
Ratios/Supplemental Data
  Net assets, end of
   period (in 000's) ...........   $741,894     $131,194    $618,058     $19,174   $768,337     $6,945
  Ratio of expenses to
   average net assets ..........       0.36%/1      0.46%/2     0.39%/1     0.51%/2    0.42%/1    0.52%/2
  Ratio of net investment
   income to average
   net assets ..................       5.27%/1      5.13%/2     4.83%/1     5.01%/2    2.92%/1    2.75%/2

1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.53% and 5.05%, 0.50% and 5.07%, and .46% and 4.93%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for Class I for the years ended May 31, 1996 and 1995 would have been .47% and 5.16% and .50% and 4.72%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the years ended May 31, 1994 and 1993 would have been .44% and 2.90% and .46% and 2.82%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.68% and 4.82%, 0.62% and 4.95%, and .57% and 4.83%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for Class A for the years ended May 31, 1996 and 1995 would have been .57% and 5.02% and .63% and 4.90%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for Class A for the years ended May 31, 1994 and 1993 would have been .54% and 2.73%, and .56% and 2.72%, respectively.
3   Annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Treasury Money Market Fund
November 30, 1998
(Unaudited)
                                           Par          Value
                         Maturity         (000)         (000)
                         --------         -----         -----

U.S. TREASURY OBLIGATIONS -- 94.4%
U.S. Treasury Bills+ -- 90.7%
      4.790% ............12/10/98        $24,000     $ 23,977
      4.665% ............12/24/98         35,000       34,903
      4.430% ............12/31/98         10,000        9,965
      5.030% ............01/07/99         55,000       54,765
      3.905% ............01/14/99         42,000       41,801
      3.850% ............01/21/99         61,000       60,632
      4.070% ............01/28/99         15,000       14,885
      4.420% ............02/04/99         40,000       39,684
      4.550% ............02/04/99         12,000       11,901
      4.440% ............02/11/99         25,000       24,781
      4.390% ............02/18/99         20,000       19,800
      3.805% ............02/25/99         15,000       14,842
      4.410% ............03/04/99         15,000       14,830
                                                     --------
                                                      366,766
                                                     --------
U.S. Treasury Note -- 3.7%
      5.125% ............12/31/98         15,000       14,999
                                                     --------
TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $381,765) .............................      381,765
                                                     --------
CASH EQUIVALENTS -- 5.9%
  Federated US Treasury Cash Reserve
    Money Market Fund ..................  10,689       10,689
  Goldman Sachs Financial Square Treasury
    Money Market Fund ..................  13,239       13,239
                                                     --------
TOTAL CASH EQUIVALENTS
   (Cost $23,928) ..............................       23,928
                                                     --------
TOTAL INVESTMENTS -- 100.3%
   (Cost $405,693) .............................     $405,693
                                                     ========

OTHER ASSETS AND LIABILITIES,
   NET -- (0.3%) ...............................       (1,091)
                                                     --------

                                                        Value
                                                        (000)
                                                        -----
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization -- no par value) based on
   333,779,099 outstanding shares of
   beneficial interest .........................     $333,779
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   70,662,173 outstanding shares of
   beneficial interest .........................       70,662
  Undistributed net investment income                      64
  Accumulated net realized gain
   on investments ..............................           97
                                                     --------
TOTAL NET ASSETS -- 100.0%                           $404,602
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS I ........................        $1.00
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS A ........................        $1.00
                                                     ========
+ Effective Yield.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Highlights

                              Armada Treasury Money Market Fund

For a Fund Share Outstanding Throughout Each Period

                                                For the
                                            Six Months Ended                    For the Year Ended May 31,
                                           November 30, 1998            ------------------------------------------------
                                              (Unaudited)                      1998                       1997
                                          -----------------------       -------------------      -----------------------
                                           Class I        Class A       Class I     Class A      Class I         Class A
                                           -------        -------       -------     -------      -------         -------
Net asset value,
 beginning of period .................    $   1.00         $  1.00      $   1.00     $ 1.00       $   1.00        $ 1.00
                                          --------         -------      --------     ------       --------        ------
Income From Investment
 Operations
 Net investment income ...............        0.02            0.02          0.05       0.05           0.05          0.05
Less Distributions
 Dividends from net
  investment income ..................       (0.02)          (0.02)        (0.05)     (0.05)         (0.05)        (0.05)
                                          --------         -------      --------     ------       --------        ------
Net asset value,
 end of period .......................    $   1.00         $  1.00      $   1.00     $ 1.00       $   1.00        $ 1.00
                                          ========         =======      ========     ======       ========        ======

Total Return .........................        4.59%/5        4.44%/5       4.95%       4.82%          4.89%         4.79%
Ratios/Supplemental Data
  Net assets, end of period
    (in 000's) .......................    $333,923         $70,679      $359,605     $7,222       $276,327        $5,680
  Ratio of expenses to
   average net assets ................        0.40%/1,5       0.51%/2,5     0.39%/1    0.51%/2        0.37%/1       0.47%/2
  Ratio of net investment
   income to average
   net assets ........................        4.55%/1,5       4.22%/2,5     4.84%/1    4.71%/2        4.79%/1       4.68%/2


                                                       For the Year Ended May 31,
                                        ----------------------------------------------------
                                                1996                          1995
                                        --------------------          ----------------------
                                        Class I      Class A          Class I        Class A
                                        -------      -------          -------        -------
Net asset value,
 beginning of period .................  $   1.00      $  1.00         $   1.00        $  1.00
                                        --------      -------         --------        -------
Income From Investment
 Operations
 Net investment income ...............      0.05         0.05             0.05           0.02
Less Distributions
 Dividends from net
  investment income ..................    (0.05)        (0.05)           (0.05)         (0.02)
                                        --------      -------          -------        -------
Net asset value,
 end of period .......................  $   1.00      $  1.00          $  1.00        $  1.00
                                        ========      =======          =======        =======

Total Return .........................      5.07%        4.97%            4.86%/5        5.41%/5
Ratios/Supplemental Data
  Net assets, end of period
    (in 000's) .......................  $312,255      $ 4,355         $142,877        $   366
  Ratio of expenses to
   average net assets ................      0.41%/1      0.52%/2          0.43%/1,5      0.56%/2,5
  Ratio of net investment
   income to average
   net assets ........................      4.88%/1      4.77%/2          4.78%/1,5      5.35%/2,5


1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the class I for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.45% and 4.50%, 0.44% and 4.79%, and .42% and 4.74%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the class I for the years ended May 31, 1996 and for the period ended May 31, 1995 would have been .47% and 4.82% and .49% and 4.72%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for the class A for the periods ended November 30, 1998, May 31, 1998 May 31, 1997 and would have been 0.56% and 4.17%, 0.56% and 4.66%, and .52% and 4.63%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Class A for the year ended May 31, 1996 and for the period ended May 31, 1995 would have been .58% and 4.71% and .63% and 5.28%, respectively.
3   Class I commenced operations on June 16, 1994.
4   Class A commenced operations on December 22, 1994.
5   Annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Statement of Net Assets

                         Armada Ohio Municipal Money Market Fund

November 30, 1998
(Unaudited)
                                                      Par          Value
                                     Maturity        (000)         (000)
                                     --------        -----         -----
MUNICIPAL BONDS -- 95.9%
Ohio -- 95.9%

  Adena Health System,
    Series 1998 (A)
      3.200%..........................12/01/23        $1,000   $    1,000
  Bay Village, BAN
      3.790%..........................07/09/99           500          501
  Butler County, BAN
      3.500%..........................03/19/99           425          426
  City of Ashland GO
      3.950%..........................07/15/99           500          501
  City of Wooster Waterworks
    System Improvement GO
      3.300%..........................10/14/99           500          500
  Columbus GO
    Series 1995-1 (A)
      3.000%..........................06/01/16         4,900        4,900
  Cuyahoga County Hospital
    Authority Revenue Bond,
    Cleveland Clinic Foundation,
    Series 1996-A (A)
      3.150%..........................01/01/26         2,000        2,000
    Series 1997-B (AMBAC) (A)
      3.150%..........................01/01/16           500          500
    Series 1997-D (A)
      3.300%..........................01/01/26         5,000        5,000
    Series B, AMBAC (A)
      3.150%..........................01/01/16           700          700
  Euclid County School District
    BAN
      3.990%..........................06/17/99         1,242        1,245
  Evandale, Industrial Development
    Authority Revenue Bond (A)
      3.300%..........................09/01/15         3,600        3,600
  Franklin County Holy Cross
    Health System (A)
      3.100%..........................06/01/16         5,000        5,000
  Franklin County Hospital
    Facilities Revenue Bond,
    Lutheran Senior City Project,
    Series 1994 (A)
      3.450%..........................05/01/15           300          300
  Hamilton County BAN,
    Series 1998
      3.870%..........................04/08/99         1,240        1,242
  Hamilton County Hospital
    Facilitites Revenue Bond/
    Bethesda Hospital (A)
      3.350%..........................02/15/24         1,600        1,600
  Highland Heights, BAN
      3.250%..........................11/18/99         1,200        1,203




                                                       Par          Value
                                      Maturity        (000)         (000)
                                      --------        -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Lima Memorial Hospital,
    Series 1996 (A)
      3.250%..........................12/01/10        $4,000   $    4,000
  Lorain County IDR Regional
    Medical Center (A)
      3.500%..........................05/01/22         1,485        1,485
  Massilon, Parks and Recreation BAN
      4.970%..........................01/15/99         1,800        1,804
  Mayfield School District, BAN
      4.000%..........................04/22/99           650          652
  Medina County, GO
      3.940%..........................06/17/99         1,000        1,002
  Miamisburg, BAN
      3.520%..........................10/14/99           560          561
  Ohio State University General
    Receipts (A)
      3.050%..........................12/01/07         2,500        2,500
      3.000%..........................12/01/27         3,890        3,890
    Series 1986-B (A)
      3.100%..........................12/01/06         2,080        2,080
  Ohio Water Development Authority
     Duquesne Light, TECP
      3.300%..........................01/08/99         2,000        2,000
  Ross County Hospital Revenue
    Bond, Medical Center
    Hospital Project (A)
      3.200%..........................12/01/20           550          550
  Sandusky City, GO
      3.875%..........................09/16/99         1,000        1,003
  Scioto County, Hospital Revenue
    Bond, VHA Central Capital Asset
    Finance Program, (AMBAC) (A)
    Series B
      3.200%..........................12/01/25         2,525        2,525
    Series F
      3.200%..........................12/01/25         2,000        2,000

  State, Air Quality Development
    Authority Revenue Bond, (A)
    Cincinnati Gas and Electric
    Company,
      3.300%..........................09/01/30         6,300        6,300
    Series 1985 A
      3.750%..........................12/01/15         1,600        1,600
    Series B
      3.750%..........................12/01/15         4,300        4,300
    Cleveland Electric Illumination
    Company
      2.900%..........................03/10/99         1,000        1,000

                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Statement of Net Assets

                         Armada Ohio Municipal Money Market Fund

November 30, 1998
(Unaudited)
                                                        Par          Value
                                       Maturity        (000)         (000)
                                       --------        -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
    JMG Funding LP,
    Project 1994
      3.150%..........................04/01/28        $1,000    $   1,000
    Project 1995 A
      3.450%..........................04/01/29         1,000        1,000
  State Arts Facilities Building Authority
    Revenue Bond
      4.750%..........................10/01/99         1,200        1,218
  State, Building Authority
    Revenue Bond Correctional
    Facility, Series A,
    Prerefunded 03/01/99 @ 100
      7.350%..........................03/01/05         1,000        1,030

  State, GO
      4.000%..........................08/01/99           500          503
    Series B
      5.000%..........................08/01/99           300          303
  State, Higher Education Facilities
    Revenue Bond,
    Case Western Reserve University
      5.000%..........................10/01/99         1,000        1,015
    Kenyon College
      3.200%..........................08/01/03         2,000        2,000
    Mount Union College (A)
      3.450%..........................09/01/20           910          910
    Oberlin College Project,
    Series 1985 (A)
      3.100%..........................10/01/15         4,650        4,650
  State, Pollution Control Revenue
    Bond/Sohio Project (A)
      3.300%..........................05/01/22           500          500
  State, Public Facilities Commission,
    Series II
      4.250%..........................12/01/98         2,000        2,000
    Series A-1
      4.500%..........................12/01/99         1,250        1,270
    Series II - B
      4.500%..........................11/01/99           800          809
  State, Solid Waste Revenue
    Bond/BP Exploration Oil Project (A)
      3.450%..........................02/01/33         2,000        2,000
  State, Water Development Authority,
    Series B (A)
      3.150%..........................08/01/20         2,000        2,000
  Summit County, BAN Series B
      3.630%..........................11/18/99         2,000        2,014



                                                       Par          Value
                                      Maturity        (000)         (000)
                                      --------        -----         -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued

  Toledo, City Services Special
    Assessment Notes (A)
      3.400%..........................06/01/00        $2,000     $  2,000
  University of Toledo General
    Receipts (FGIC)
      3.600%..........................06/01/99           285          285
  Warren County Health Facilities/
    Otterbein Homes (A)
      3.150%..........................07/01/23         2,000        2,000
  Wooster, Industrial Development
    Revenue Bond, Allen Group
    Project (A)
      3.400%..........................12/01/10         2,100        2,100
                                                                 --------
TOTAL MUNICIPAL BONDS
   (Cost $100,077)..........................................      100,077
                                                                 --------
CASH EQUIVALENTS -- 5.6%
  Blackrock Funds Ohio
    Municipal Money Market
    Portfolio.................................         1,100        1,100
  Federated Ohio Municipal Cash
    Fund......................................         4,729        4,729
                                                                 --------
TOTAL CASH EQUIVALENTS
   (Cost $5,829)............................................        5,829
                                                                 --------
TOTAL INVESTMENTS -- 101.5%
   (Cost $105,906)*.........................................     $105,906
                                                                 ========
OTHER ASSETS AND LIABILITIES,
   NET -- (1.5%)............................................       (1,572)
                                                                 --------
NET ASSETs:
  Portfolio Shares of Class I
   (unlimited authorization -- no
   par value) based on 97,758,113
   outstanding shares of beneficial
   interest.................................................       97,758
  Portfolio Shares of Class A
   (unlimited authorization -- no
   par value) based on 6,575,337
   outstanding shares of beneficial
   interest..................................................       6,575
  Undistributed net investment income........................           1
                                                                 --------
TOTAL NET ASSETS -- 100.0%...................................    $104,334
                                                                 ========

                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Statement of Net Assets

                         Armada Ohio Municipal Money Market Fund

November 30, 1998
(Unaudited)
                                                        Value
                                                        (000)
                                                        -----
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS I..........................       $1.00
                                                     ========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE
   PER SHARE -- CLASS A..........................       $1.00
                                                     ========

------------
  (A) Security is backed by a letter of credit backed by a major financial institution.

  AMBAC -- American Municipal Bond Assurance Corporation

  BAN -- Bond Anticipation Note

  FGIC -- Federal Guaranty Insurance Corporation

  GO -- General Obligation

  TECP -- Tax Exempt Commercial Paper

  VHA -- Veterans Housing Administration






                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Financial Highlights

                         Armada Ohio Municipal Money Market Fund

For a Fund Share Outstanding Throughout Each Period

                                                         For the Period
                                                     Ended November 30, 1998
                                                          (Unaudited)
                                                   ----------------------------
                                                   Class I/3          Class A/3
                                                  -----------       -----------
Net asset value, beginning of period ..............     $ 1.00        $1.00
                                                        ------        -----
Income From Investment Operations
  Net investment income ...........................       0.01         0.00
                                                        ------        -----
Less Distributions
  Dividends from net investment income ............      (0.01)       (0.00)
                                                        ------        -----

Net asset value, end of period ....................     $ 1.00        $1.00
                                                        ======        =====
Total Return ......................................       0.63%/4      0.21%/4
Ratios/Supplemental Data
  Net assets, end of period (in 000's) ............     $97,759       $6,575
  Ratio of expenses to average net assets .........       0.33%/1      0.48%/2
  Ratio of net investment income/(loss)
   to average net assets...........................       2.95%/1      0.96%/2



1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for Class I for the period ended November 30, 1998, would have been 0.53% and 2.70%, respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser for Class A for the period ended November 30, 1998, would have been 0.68% and 0.89%, respectively.
3 Class I and Class A commenced operations on
  September 15, 1998 and November 2, 1998.
4 Returns are for the period indicated and have not been annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                Statement of Net Assets

                Armada Pennsylvania Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----

MUNICIPAL BONDS -- 98.7%
Pennsylvania -- 98.7%
  Adams County, TRAN, Series 1998
      4.070% ............ 12/31/98       $ 1,000   $    1,000
  Allegheny County, Duquesne
    Light Revenue Bond
      3.050% ............ 01/28/99         2,500        2,500
  Allegheny County, Higher Education
    Building Authority Revenue Bond,
    University of Pittsburgh Project,
    Series 1985 B (B)
      3.000% ............ 07/01/15         1,180        1,180
  Allegheny County Hospital Authority
    University Healthcare
    Revenue Bond (MBIA)
      3.300% ............ 03/01/20           200          200
  Allegheny County, Hospital
    Development Authority
    Revenue Bond,
    Presbyterian University Healthcare
    System
      3.300% ............ 03/01/20         1,050        1,050
    Presbyterian University
    Hospital Project,
    Series B-3 (A) (B)
      3.300% ............ 03/01/18           945          945
    St. Francis System (A) (B)
      3.100% ............ 11/01/27         2,000        2,000
  Allegheny County, Industrial
    Development Authority Revenue Bond
    Longwood at Oakmont Project (A)
      3.250% ............ 07/01/29         2,500        2,500
    USX Project
      3.100% ............ 01/22/29         4,100        4,100
      3.200% ............ 01/22/29         1,000        1,000
      3.250% ............ 01/22/29         3,000        3,000
  Allegheny County Project, Series E
      3.750% ............ 11/01/99           200          201
  Allentown, Water Revenue Bond
    (AMBAC)
      4.500% ............ 07/15/99           150          151
  Beaver County, Industrial Development
    Authority Duquesne Light TECP
      3.375% ............ 12/07/98         2,400        2,400
      3.250% ............ 01/07/99         2,000        2,000
      3.350% ............ 01/13/99         2,000        2,000
      3.250% ............ 01/22/99         1,500        1,500
    Series 1994
      3.000% ............ 01/29/99         1,000        1,000
  Bethel Park, School District
    Unlimited GO
      5.250% ............ 08/01/99           500          505
  Boyertown, School District
    Unlimited Bond, GO, Series 1998
      3.750% ............ 03/01/99           480          480
  Brockway Area School District
    GO (FGIC)
      3.850% ............ 05/15/99           125          125

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----

MUNICIPAL BONDS -- Continued
Pennsylvania -- Continued
  Brookville Area School District
    GO (FSA)
      3.850% ............ 05/15/99       $   220   $      220
  Bucks County, St. Mary Hospital
    Authority Catholic Health
    Initiatives Revenue Bond,
    Series A (B)
      3.750% ............ 12/01/98           215          215
    Series B (B)
      3.050% ............ 12/01/24         1,500        1,500
  Bucks County, Water and Sewer
    Authority Revenue Bond (FGIC)
      5.350% ............ 12/01/98           100          100
  Cheltenham Township
    School District GO
      3.050% ............ 11/15/99           220          220
  Cheltenham Township, TRAN
      4.060% ............ 12/31/98         1,000        1,000
  College Township Industrial
    Development Authority
    Revenue Bond, Ball
    Corporation Project,
    Series 1993 (A) (B)
      3.150% ............ 11/01/11         3,200        3,200
  Commonwealth of Pennsylvania Notes
      3.250% ............ 01/14/99         2,000        2,000
  Conewago Valley School
    District GO
      3.050% ............ 09/01/99           465          465
      3.000% ............ 03/01/99           275          275
  County of Armstrong GO
      3.750% ............ 06/01/99           110          110
  Cumberland County Municipal
    Authority, Dickinson College
    Revenue Bond, Series-A
      2.950% ............ 11/01/99         1,000        1,000
  Dauphin County, General Authority
    Revenue Bond, Series G
      5.000% ............ 12/01/98           100          100
  Delaware County, Industrial Development
    Authority Revenue Bond,
    British Petroleum Oil
    Project, Series 1985 (A)
      3.300% ............ 12/01/09         1,100        1,100
    General Electric Capital
    Corporation Project,
    Series 1997-G (B)
      3.150% ............ 12/01/31         5,200        5,200
    Philadelphia Electric
    Company Project
      2.950% ............ 01/26/99         2,000        2,000

                             See Accompanying Notes

[GRAPHIC OMITTED]

                Statement of Net Assets

                Armada Pennsylvania Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Pennsylvania -- Continued
    Scott Paper Project,
    Series 1984 A (A) (B)
      3.150% ............ 12/01/18       $ 5,000   $    5,000
    United Parcel Service Project,
    Series 1985 (B)
      3.150% ............ 12/01/15         4,600        4,600
  Delaware River Port Authority
    Port District Project Revenue
    Bond, Series A (MBIA)
      3.650% ............ 01/01/99           720          720
  Delaware Valley Finance Authority
    Local Government Revenue
    Bond, Series 1985-C (B)
      3.050% ............ 12/01/20         1,500        1,500
  Donegal, School District GO (FSA)
      3.800% ............ 04/01/99           250          250
      5.000% ............ 05/01/99         1,000        1,007
  East Norriton GO
      3.100% ............ 08/15/99           285          285
  Emmaus General Authority
    Revenue Bond (A)
      3.150% ............ 03/01/24         2,800        2,800
  Erie Higher Educational Building
    Authority Mercyhurst
    College Project
      7.850% ............ 09/15/19         1,000        1,035
  Geisinger Authority, Penn State
    Geisenger Health System
    Series 1998B (A)
      3.250% ............ 08/15/28         3,100        3,100
  Lancaster Higher Education
    Authority Revenue Bond,
    Franklin & Marshall College
    Project, Series 1997 (A) (B)
      3.300% ............ 04/15/27         4,000        4,000
  Lehigh County General Purpose
    Revenue Bond, Lehigh
    Valley Hospital, Series A
      3.150% ............ 07/01/28         3,000        3,000
  Mercersburg Boro General
    Purpose Authority Revenue
    Bond, Mercersburg College
    Project, Series 1997 (A) (B)
      3.200% ............ 11/01/27         1,000        1,000
  Montgomery County, Higher
    Education and Health Authority
    Revenue Bond, Series 1988
    AMBAC (A) (B)
      3.150% ............ 09/01/18           100          100

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----

MUNICIPAL BONDS -- Continued
Pennsylvania -- Continued
  Montgomery County, Pollution
    Control Revenue
    PECO Energy, TECP
      3.000% ............ 02/23/99       $ 2,100   $    2,100
      3.300% ............ 02/24/99         1,500        1,500
    Series 1994-A
      3.500% ............ 01/14/99         5,000        5,000
  Northeastern York County
    School District Unlimited Tax GO
      3.450% ............ 04/15/99           285          285
  Northestern Hospital Authority
    Central Sucucass TECP
      3.100% ............ 03/09/99         1,000        1,000
  Northhampton County, Higher
    Education Authority Lafayette
    College, Series B (A)
      3.300% ............ 11/01/28         1,000        1,000
  PECO TECP
      2.950% ............ 01/27/99         1,100        1,100

  Penn Delco School District
    Unlimited Tax GO
      3.900% ............ 05/15/99           175          175
  Philadelphia Authority Industrial
    Development Revenue Chemical
    Heritage Foudation Project (B)
      3.150% ............ 07/01/27         1,000        1,000
  Philadelphia Gas Works
    Revenue Notes
      3.350% ............ 01/29/99         1,000        1,000
  Philadelphia Hospital & Higher
    Educational Facility Authority
    Revenue Bond,
    Children's Hospital Project,
    Series 1992 B (B)
      3.250% ............ 03/01/27         4,800        4,800
    Series 1996-A (A)
      3.250% ............ 03/01/27           300          300
  Philadelphia Industrial
    Development Authority
    Revenue Bond,
    Cancer Research,
    Series 1990-A (A)
      3.250% ............ 07/01/13         2,600        2,600
    The Fox Chase Cancer
    Center Project,
    Series 1997 (A) (B)
      3.300% ............ 07/01/25         2,100        2,100
  Pittsburgh, University of
    Pittsburgh Higher Education
    Revenue Bond, University
    Capital Project, Series 1989A (A)
      3.000% ............ 01/01/19           500          500

                             See Accompanying Notes

[GRAPHIC OMITTED]

                Statement of Net Assets

                Armada Pennsylvania Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----

MUNICIPAL BONDS -- Continued
Pennsylvania -- Continued
  Pittsburgh Urban Redevelopment
    Authority Revenue Bond
      3.150% ............ 12/01/99       $ 1,170   $    1,170
  Pocono Montour School District GO
      4.000% ............ 09/01/99           380          381
  Quakertown General Authority
    Revenue Bond, Series A (A) (B)
      3.250% ............ 07/01/26         4,355        4,355
  Quakertown Hospital Authority
    Reveneue Bond, HPS Group
    Pooled Financing (A)
      3.250% ............ 07/01/05         1,000        1,000
  Reynolds School District  GO
      3.600% ............ 10/01/99           105          105
  Sayre Health Care Facility Authority
    Revenue Bond, VHA Capital Asset
    Finance Group, (AMBAC) (B)
      3.200% ............ 12/01/20         7,000        7,000
  Schuylkill County, Commonwealth
    Lease Bonds, Series A (FGIC)
      6.450% ............ 06/01/99           150          152
  Scranton-Lackawanna Health and
    Welfare Authority Revenue Bond,
    University of Scranton Project, (A)
      3.250% ............ 05/01/18         1,715        1,715
  Seneca Valley School District GO,
    Series 1998-A (FGIC) (B)
      3.850% ............ 02/15/99           370          370
  Shaler Area School District
    Series B GO
      3.700% ............ 09/01/99           720          721
  South Butler County School
    District GO
      4.250% ............ 10/01/99           300          302
  State, Educational System Revenue
    Bond, Pennsylvania State
    University Project, Series 1998-A
      4.500% ............ 03/30/99         1,200        1,204
  State, GO
      5.300% ............ 07/01/99           500          506
      5.650% ............ 07/01/99           500          508
      3.600% ............ 09/01/99           200          200
  State, Higher Education
    Revenue Bond, Carnegie Mellon
    Project, Series 1995-B (A) (B)
      3.250% ............ 11/01/27         1,560        1,560
  State, Higher Educational Facilities/
    Association of Independent
    Colleges and Universities,
    Aloysius College
      4.000% ............ 11/01/99         1,000        1,312
    Messiah College
      4.000% ............ 11/01/99         1,000        1,009

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----

MUNICIPAL BONDS -- Continued
Pennsylvania -- Continued
  State, Higher Educational
    Facilities Authority
    Temple University Funding
    Obligation Revenue Bond, Series B
      4.500% ............ 05/14/99       $ 1,000   $    1,003
    University of Pennsylvania
    Health Services Project,
    Series C (A)
      3.250% ............ 01/01/26         2,700        2,700
  State, Industrial Development
    Authority Economic Development
    Revenue Bond (AMBAC)
      6.000% ............ 01/01/99         1,000        1,002
  State, Industrial Development
    Authority USX Project
      3.600% ............ 11/01/17         2,000        2,000
  State, Infrastructure Investment
    Authority Revenue Pool
      5.000% ............ 09/01/99         1,000        1,012
  State, Intergovernmental Coop
    Authority Special Tax Revenue
    Philadelphia Funding
    Program (FGIC)
      5.750% ............ 06/15/99         1,000        1,012
      5.750% ............ 06/15/99         1,000        1,011
  State, Turnpike Commission,
    Series Q
      3.300% ............ 06/01/28         2,300        2,300
  Upper Merion Township, Transportation
    Authority Highway Improvement
    Revenue Bond
      4.000% ............ 06/01/99         1,040        1,045
  Upper Saint Clair Township GO
      3.600% ............ 10/15/99           405          405
  Washington County, Higher Education
    Pooled Equipment Lease Revenue
    Bond, Series 1985 (A) (B)
      3.250% ............ 11/01/05         3,990        3,990
  West Perry School District GO
      3.000% ............ 10/01/99           185          185
  York County General Authority
    Pooled Financing Revenue Bond,
    Series 1996 (A)
      3.200% ............ 09/01/26         3,600        3,600
  York County, Industrial Development
    Authority Revenue Bond, Public
    Service Electric and Gas Project,
    Series 1995-A (MBIA) (B)
      3.100% ............ 09/01/20           600          600
                                                   ----------
TOTAL MUNICIPAL BONDS
   (Cost $146,834) .............................      146,834
                                                   ----------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                Statement of Net Assets

                Armada Pennsylvania Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                                           (000)        (000)
                                           -----        -----

CASH EQUIVALENTS -- 2.1%
  Blackrock Pennsylvania Municpal
    Money Market Fund ............       $ 2,100   $    2,100
  Federated Pennsylvania Cash
    Trust Fund ...................           978          978
                                                   ----------
TOTAL CASH EQUIVALENTS
   (Cost $3,078) ................................       3,078
                                                   ----------
TOTAL INVESTMENTS -- 100.8%
   (Cost $149,912) ..............................  $  149,912
                                                   ==========
OTHER ASSETS AND LIABILITIES,
   Net -- (0.8%) ................................      (1,131)
                                                   ----------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
   authorization  --  no par value) based
   on 104,401,767 outstanding shares of
   beneficial interest ..........................     104,401
  Portfolio Shares of Class A (unlimited
   authorization -- no par value) based on
   44,369,602 outstanding shares of
   beneficial interest ..........................      44,370
  Undistributed net investment income ...........          23
  Accumulated net realized loss on investments ..         (13)
                                                   ----------
TOTAL NET ASSETS -- 100.0% ......................  $  148,781
                                                   ==========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I .............................  $     1.00
                                                   ==========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS A .............................  $     1.00
                                                   ==========



-------------------
  (A) Securities are backed by a letter of credit backed by a major financial institution.

  (B) Variable Rate Securities--The rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998.

  AMBAC -- American Municipal Bond Assurance Corporation

  FGIC -- Federal Guaranty Insurance Corporation

  FSA -- Financial Security Assurance

  GO -- General Obligation

  MBIA -- Municipal Bond Insurance Association

  TECP -- Tax Exempt Commercial Paper

  TRAN -- Tax and Revenue Anticipation Note

                             See Accompanying Notes

[GRAPHIC OMITTED]

              Financial Highlights

              Armada Pennsylvania Tax Exempt Money Market Fund

For a Fund Share Outstanding Throughout Each Period

                                                       For the
                                                  Six Months Ended                      For Year Ended May 31,
                                                  November 30, 1998        -------------------------------------------------
                                                    (Unaudited)                    1998                     1997/5
                                              -----------------------      ---------------------     -----------------------
                                               Class I        Class A       Class I      Class A      Class I      Class A/6
                                               -------       --------       -------      -------      -------      ---------
Net asset value, beginning of period ........ $   1.00       $  1.00       $  1.00      $  1.00      $  1.00       $  1.00
                                              --------       -------       -------      -------      -------       -------
Income From Investment Operations
  Net investment income......................     0.01          0.01          0.03         0.03         0.03          0.02
                                              --------       -------       -------      -------      -------       -------
Less Distributions
  Dividends from net investment income ......    (0.01)        (0.01)        (0.03)       (0.03)       (0.03)        (0.02)
                                              --------       -------       -------      -------      -------       -------
Net asset value, end of period .............. $   1.00       $  1.00       $  1.00      $  1.00      $  1.00       $  1.00
                                              ========       =======       =======      =======      =======       =======
Total Return ................................     3.01%/3       2.85%/3       3.41%        3.29%        3.26%         3.18%
Ratios/Supplemental Data
  Net assets, end of period (in 000's)....... $104,412       $44,369       $73,264      $33,375      $60,876       $20,830
  Ratio of expenses to average net assets ...     0.35%/1,3     0.50%/2,3     0.34%/1      0.46%/2      0.41%/1       0.46%/2,3
  Ratio of net investment income to
    average net assets ......................     2.89%/1,3     2.73%/2,3     3.35%/1      3.23%/2      3.20%/1       3.27%/2,3
                                                    For the          For the             For the
                                                 Period Ended       Year Ended         Period Ended
                                                May 31, 1996/5   April 30, 1996/5     April 30, 1995/5
                                                --------------   ----------------     ---------------
Net asset value, beginning of period ........     $  1.00            $  1.00              $  1.00
                                                  -------            -------              -------
Income From Investment Operations
  Net investment income......................        0.00               0.03                 0.02
                                                  -------            -------              -------
Less Distributions
  Dividends from net investment income ......       (0.00)             (0.03)               (0.02)
Net asset value, end of period ..............     $  1.00            $  1.00              $  1.00
                                                  =======            =======              =======
Total Return ................................        0.28%/4            3.36%                2.32%/4
Ratios/Supplemental Data
  Net assets, end of period (in 000's).......     $68,742            $70,422              $56,668
  Ratio of expenses to average net assets ...        0.55%/1,3          0.55%/1              0.55%/1,3
  Ratio of net investment income to
    average net assets ......................        3.24%/1,3          3.29%/1              3.21%/1,3


1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and other affiliates for class I for the periods ended November 30, 1998, May 31, 1998, May 31, 1997, May 31, 1996,
  April 30, 1996, and April 30, 1995 would have been 0.60% and 2.64%, 0.58% and 3.11%, .74% and 2.87%, .97% and 2.82%, .96% and 2.88%, and 1.04% and 2.72%,
  respectively.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Adviser and other affiliates for class A for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.75% and 2.48%, 0.71% and 2.98% and .71% and 3.02%, respectively.
3 Annualized.
4 Not Annualized.
5 Activity for the period presented includes that of the Predecessor Fund through September 6, 1996. The Predecessor Fund commenced operations on August 10, 1994. During 1996, the Predecessor Fund changed its fiscal year end from April 30 to May 31.
6 Class A commenced operations on September 11, 1996.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- 97.9%
Alabama -- 1.3%
  Columbia Industrial Development
    Board, Pollution Control
    Revenue Refunding Bond,
    Alabama Power Project A
      3.650% .............10/01/22        $3,000   $    3,000
  Financing Authority Revenue
    Hospital VHA Alabama Income
    Capital, Series E (AMBAC)
      3.200% .............12/01/30         1,000        1,000
  Montgomery Alabama Special Care
    Facilities, Hospital Authority
    Revenue Bond VHA Alabama Inc.
    1985, Series D (AMBAC)
      3.200% .............12/01/30         2,000        2,000
  Parrish Industrial Development
    Board Pollution Control
    Revenue Refunding Bonds,
    Alabama Power, Project A
      3.250% .............06/01/15         2,000        2,000
                                                   ----------
                                                        8,000
                                                   ----------
Alaska -- 1.5%
  Valdez Marine Terminal,
    Arco Transportation Project,
    Series 1994-A
      3.050% .............02/16/99         3,300        3,300
    Series 1994-B
      3.200% .............05/01/31         6,000        6,000
                                                   ----------
                                                        9,300
                                                   ----------
Arizona -- 4.2%
  Arizona School District, TRAN
      4.100% .............07/30/99         1,500        1,505
  Maricopa County Pollution Control
    Revenue/Southern California
    Edison Project,
    Series D
      3.100% .............03/09/99         2,000        2,000
    Series E
      3.350% .............01/13/99         1,000        1,000
      3.350% .............01/28/99         1,150        1,150
      3.350% .............01/29/99         1,000        1,000
      3.050% .............02/16/99         2,000        2,000
      2.950% .............03/05/99         3,600        3,600
    Series F
      3.100% .............03/08/99         2,600        2,600
      3.100% .............03/09/99         3,250        3,250

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Arizona -- Continued
  Salt River Project, Agriculture
    Improvement & Power,
    District of Arizona TECP
      3.150% .............02/11/99        $4,000   $    4,000
      3.150% .............02/19/99         3,000        3,000
      3.100% .............03/08/99         1,370        1,370
                                                   ----------
                                                       26,475
                                                   ----------
Colorado -- 2.7%
  Colorado Health Facilities Authority
    Revenue Bond,
    Catholic Health, Series B
      3.150% .............12/01/25         8,000        8,000
    North Colorado Medical Center
      3.150% .............05/15/20         4,300        4,300
  University of Colorado Regents
    Enterprise System Adjustable
    Tender Revenue Bond,
    Series 1996-A
      3.100% .............06/01/20         5,000        5,000
                                                   ----------
                                                       17,300
                                                   ----------
Connecticut -- 1.7%
  State, Health & Higher Education
    Facilities Revenue Bond,
    Yale University, Series T-2
      2.800% .............07/01/27         7,000        7,000
  State, GO Series C
      3.500% .............10/15/99         4,000        4,024
                                                   ----------
                                                       11,024
                                                   ----------
Delaware -- 1.3%
  University of Delaware
    Revenue Bond
      3.150% .............11/01/23         8,300        8,300
                                                   ----------
Florida -- 4.2%
  Gainesville Utilities System,
    Series C
      3.100% .............12/14/98         5,198        5,198
      3.500% .............12/09/98         1,424        1,424
      3.350% .............01/08/99         1,500        1,500
      2.950% .............03/10/99         3,888        3,888
  Jacksonville Pollution Control
    Revenue Bond, Power and
    Light Company Project
      3.500% .............12/15/98         2,450        2,450
      3.150% .............02/12/99         5,810        5,810
      3.100% .............03/08/99         1,700        1,700

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Florida -- Continued
  Putnam County, Development
    Authority Pollution Control
    Revenue Bond, Florida
    Seminole Electric
      3.300% .............03/15/99        $5,000   $    5,000
                                                   ----------
                                                       26,970
                                                   ----------
Georgia -- 2.7%
  Burke County, Pollution Control
    Revenue Bond, Georgia Power
    Company Plant Vogtle Project
      3.650% .............07/01/24           500          500
  Georgia Municipal Gas Authority
    Gas Revenue Bond
      3.200% .............03/11/99         3,585        3,585
    Series C
      3.200% .............11/01/07         7,800        7,800
  Monroe County Development Authority
    Pollution Control Revenue Bond,
    Georgia Power Company
      3.650% .............07/01/25         3,600        3,600
  Savannah Development Authority
    Revneue Bond, Downtown
    Parking Authority
      3.100% .............09/01/05         2,000        2,000
                                                   ----------
                                                       17,485
                                                   ----------
Illinois -- 3.6%
  City of Chicago GO
      3.550% .............02/04/99         3,000        3,000
  State, Educational Facilities
    Authority Revenue Bond,
    Northwestern University,
      3.200% .............03/01/28         8,736        8,736
  State, GO
      4.500% .............02/01/99         1,000        1,001
  State, Health Facilities Revenue Bond,
    Delnor Community Hospital
      8.000% .............05/15/99         2,585        2,695
    Evanston Northwestern
      3.700% .............06/01/99         2,000        2,000
    Resurrection Healthcare System
      3.350% .............05/01/11         3,000        3,000
    Southern Illinois Healthcare
    Facilities
      3.150% .............03/01/21         2,850        2,850
                                                   ----------
                                                       23,282
                                                   ----------
Indiana -- 7.0%
  Evansville Economic Development
    Authority Revenue Bond,
    Ball Corporation Project (B)
      3.150% .............12/01/08         1,500        1,500

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Indiana -- Continued
  Hammond Indiana Local Public
    Improvements Revenue Bond,
    Bank Advance Funding Program
    Notes, Series 1998 A-2
      4.300% .............01/07/99        $4,000   $    4,002
  Indiana Hospital Equipment Finance
    Authority Revenue Bond,
      3.200% .............12/01/15         3,400        3,400
  Purdue University,
    Revenue Bond,
    Trustees Student Fee,
    Series H
      3.100% .............07/01/17         9,265        9,265
    Series O
      3.100% .............07/01/19         7,850        7,850
  Sullivan, Hoosier Energy Rural
    Electric Cooperative Inc.
      3.350% .............01/08/99         1,500        1,500
      3.050% .............02/16/99         4,295        4,295
      2.950% .............03/05/99         4,145        4,145
      3.100% .............03/09/99         4,000        4,000
      2.950% .............03/10/99         4,500        4,500
                                                   ----------
                                                       44,457
                                                   ----------
Iowa -- 0.5%
  Polk County, Health Facilities
    Authority Revenue Bond,
    Catholic Health Initiatives,
    Series 1997B
      3.150% .............12/01/15         1,000        1,000
  State, School Cash Anticipation
    Program, Series B
      4.250% .............01/28/99         2,500        2,503
                                                   ----------
                                                        3,503
                                                   ----------
Kentucky -- 0.3%
  Jefferson County, Pollution
    Control Revenue Bond,
    Louisville Gas & Electric
      3.250% .............03/10/99         2,000        2,000
                                                   ----------

Maine -- 0.4%
  State, Health & Higher Education
    Facilities Authority, Revenue Bond
    VHA New England Series C,
      3.300% .............12/01/25         2,600        2,600
                                                   ----------
Maryland -- 0.9%
  Montgomery County, TECP
      3.000% .............03/10/99         3,000        3,000
  State, GO
      4.500% .............04/15/99         1,015        1,021

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Maryland -- Continued
  Washington, Suburban Sanitation
    Authority, BAN (A)
      3.150% .............08/01/04        $2,000   $    2,000
                                                   ----------
                                                        6,021
                                                   ----------
Massachusetts -- 1.0%
  City of Cambridge, GO
      4.500% .............02/01/99         2,700        2,704
  Weston, BAN
      3.500% .............01/15/99         3,400        3,401
                                                   ----------
                                                        6,105
                                                   ----------
Michigan -- 2.5%
  Michigan Municipal Bond
    Authority Revenue Bond
      3.500% .............12/01/99         2,000        2,012
  Michigan Municipal Bond Authority
    Revenue Notes
    1998-B2
      4.500% .............07/02/99         2,000        2,010
    1998-D1
      3.580% .............08/27/99         2,000        2,009
  Royal Oak Hospital Authority
    Revenue Bond William Beaumont
    Hospital, Series J
      3.250% .............01/01/03         2,100        2,100
  State, Housing Development
    Authority Revenue Bond,
    Pine Ridge
      3.100% .............10/01/17         3,900        3,900
  State, Strategic Revenue Bond,
    Consumers Power Company,
    Project J
      3.350% .............06/01/10         1,100        1,100
    Detroit Edison
      3.350% .............09/01/30         3,100        3,100
                                                   ----------
                                                       16,231
                                                   ----------
Minnesota -- 8.5%
  Becker, Pollution Control
    Revenue Bond,
    Northern States Power
      3.450% .............12/02/98         5,000        5,000
      3.500% .............12/15/98         2,000        2,000
      3.100% .............03/09/99         4,000        4,000
      3.250% .............01/08/99         2,200        2,200
      3.200% .............01/12/99         1,000        1,000


                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDs -- Continued
Minnesota -- Continued
  Hennepin County, GO Series C
      3.100% .............12/01/04        $7,000   $    7,000
      3.100% .............12/01/10         4,000        4,000
  Minneapolis, GO Series 1997-B
      3.350% .............12/01/02         6,000        6,000
      3.100% .............12/01/07         6,000        6,000
  Minneapolis University Gateway
    Project, Series B
      3.150% .............12/01/27         6,350        6,350
  Olmsted County, Certificates of
    Participation Human Services
    Campus Infrastructure
    Revneue Bond
      3.150% .............08/01/05         3,755        3,755
  Rochester Healthcare Facilities
    Authority, Series E
      3.550% .............02/11/99         4,100        4,100
  State, GO
      6.400% .............08/01/99         3,000        3,070
                                                   ----------
                                                       54,475
                                                   ----------
Mississippi -- 2.7%
  Forest Industrial Development
    Revenue Bond, Sara Lee Corp.
      3.200% .............10/01/12         8,000        8,000
  Jackson County Water System
    GO Bond, Chevron Project
      3.500% .............02/01/99         2,200        2,200
  Jackson County Pollution Control
    Revenue Bond, Chevron Project
      3.250% .............06/01/23         6,800        6,800
                                                   ----------
                                                       17,000
                                                   ----------
Missouri -- 2.8%
  Independence Water
    Utility Revenue Bond
      3.200% .............01/20/99         4,550        4,550
  State, Health & Educational Facility
    Revenue Bond, School
    District Advance
    Funding Note
      4.250% .............09/13/99         2,000        2,009
    Series D
      3.250% .............09/01/30         8,400        8,400
    Sisters of Mercy, Series C
      3.100% .............06/01/19         2,100        2,100
    Series D
      3.100% .............06/01/19         1,000        1,000
                                                   ----------
                                                       18,059
                                                   ----------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Nebraska -- 0.4%
  Omaha Public Power Revenue Bond
      4.650% .............02/01/99        $2,500   $    2,506
                                                   ----------
Nevada -- 1.2%
  Clarke County, Flood Control
    District, GO
      4.500% .............11/01/99         4,640        4,692
  Henderson, Water & Sewer, GO
      5.000% .............09/01/99         2,860        2,896
                                                   ----------
                                                        7,588
                                                   ----------
New Hampshire -- 2.0%
  State, Higher Education & Health
    Facilities Revenue Bond,
    VHA New England, Series E
      3.300% .............12/01/25         1,000        1,000
  State, GO
      3.450% .............12/03/98         5,000        5,000
      3.100% .............02/09/99         6,500        6,500
                                                   ----------
                                                       12,500
                                                   ----------
New Mexico -- 0.8%
  Farmington Pollution Control
    Revenue Refunding Bonds,
    Arizona Public Service Company,
    Series 1994-A
      3.250% .............09/01/24         5,000        5,000
                                                   ----------
New York -- 1.0%
  New York City, GO, Series 1995-B
      3.050% .............01/04/99         6,200        6,200
                                                   ----------
North Carolina -- 2.0%
  State, Educational Facilities
    Revenue Bond,
    Bowman Gray School
    of Medicine Project
      3.150% .............09/01/20        10,600       10,600
    Guilford College (MBIA)
      3.150% .............05/01/24         2,000        2,000
                                                   ----------
                                                       12,600
                                                   ----------
Ohio -- 14.4%
  Columbus, GO
      3.000% .............12/01/17         1,000        1,000
  Cuyahoga County Hospital
    Facilities Revenue Bond,
    Cleveland Clinic Foundation,
    Series 1996-A
      3.150% .............01/01/26         5,800        5,800
    Series 1996-B
      3.150% .............01/01/26         5,800        5,800

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
    Series 1997-A (AMBAC)
      3.150% .............01/01/16      $    900    $     900
    Series 1997-D
      3.300% .............01/01/26        10,300       10,300
  Cuyahoga County Hospital Refunding
    Revenue Bond Series B (AMBAC)
      3.150% .............01/01/16           300          300
  Dublin City School District, Building
    Improvement Notes
      3.990% .............04/14/99         2,000        2,003
  Erie County, BAN
      4.250% .............06/01/99         2,000        2,005
  Franklin County Hospital
    Revenue Bond, Holy Cross
    Health System
      3.100% .............06/01/16         8,700        8,700
  Lake County, BAN
      3.375% .............10/07/99         1,807        1,811
  Lakewood, BAN, Series 1998-A
      4.000% .............05/07/99         1,286        1,288
  Lima Memorial Hospital,
    Series 1996
      3.250% .............12/01/10           310          310
  Mason City School District,
    BAN, Series A
      4.020% .............02/18/99           750          751
  Ohio School Districts 1998
    Cashflow Borrowing Program
      4.050% .............06/30/99         1,000        1,002
  Ohio State University
    General Receipts Revenue Bond
      3.050% .............12/01/07         1,500        1,500
    Series 1986-B
      3.100% .............12/01/06         4,180        4,180
    Series 1997
      3.350% .............12/01/17         3,050        3,050
  Ross County Hospital Facilities
    Revenue Bond, Medical Center
    Hospital Project
      3.200% .............12/01/20           150          150
  Ross County, Adena Health System,
    Revenue Bond, Series 1998
      3.200% .............12/01/23         1,800        1,800

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Scioto County, Hospital Facitlites
    Revnue Bond, VHA Central
    Capital Asset Finance Program,
    Series D
      3.200% .............12/01/25        $1,100   $    1,100
    Series E
      3.200% .............12/01/25           590          590
    Series G
      3.200% .............12/01/25           800          800
  Scioto County, VHA Central
    Income Capital Asset,
    Series 1985-C
      3.200% .............12/01/25           815          815
  State, Air Quality Development
    Authority Revenue Bond,
    Cincinnati Gas & Electric
      3.750% .............12/01/15           400          400
    Ohio Edison Project, Series A
      3.650% .............02/01/15         3,000        3,000
    USX Project
      3.600% .............11/01/15           700          700
  State, Building Authority
    Revenue Bond, Correctional
    Facility, Series A
      7.150% .............03/01/99         1,500        1,513
      7.250% .............03/01/99         1,500        1,543
  State, Higher Education Facility
    Authority Revenue Bond, Oberlin
    College Project, Series 1985 (A)
      3.100% .............10/01/15         4,550        4,550
  State, Highway Capital Improvements GO
    Series A
      4.800% .............05/01/99         2,700        2,712
    Series S
      4.400% .............05/15/99           100          100
  State, Pollution Control
    Revenue Bond, Sohio Air Project
      3.300% .............05/01/22         3,600        3,600
  State, Public Facilities Commission
    Revenue Bond, Series II-B
      4.250% .............06/01/99           250          250
  State, Water Authority Revenue Bond,
    Cleveland Electric
    and Illumination Project
      3.150% .............08/01/20         2,000        2,000

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----

MUNICIPAL BONDS -- Continued
Ohio -- Continued
  Summit County TRAN
      4.250% .............06/03/99        $8,000   $    8,029
  Toledo City Services Special
    Assessment Notes (B)
      3.150% .............06/01/00         4,220        4,220
  Warren County Revenue Bond
      3.150% .............07/01/23         1,900        1,900
  Water Improvemnt BAN
      4.200% .............12/02/99         1,500        1,505
                                                   ----------
                                                       91,977
                                                   ----------
Pennsylvania -- 8.3%
  Allegheny County Hospital
    Development Authority
    Revenue Bond
      3.100% .............11/01/27         3,100        3,100
  Beaver County TECP
      3.350% .............01/13/99         2,500        2,500
  Delaware Valley Finance Authority
    Local Government
    Revenue Bond, Series D
      3.050% .............08/01/16         2,700        2,700
  Emmaus General Authority
    Revenue Bond
      3.150% .............03/01/24         1,600        1,600
      3.150% .............12/01/28         3,000        3,000
    Series B-16
      3.150% .............03/01/24         1,100        1,100
    Series E-11
      3.150% .............03/01/24           100          100
    Series G-9
      3.150% .............03/01/24         1,000        1,000
  Montour County, Health System
    Authority Geisinger Authority,
    Series 1998 B
      3.250% .............08/15/28         5,000        5,000
  Northampton Higher Education
    Authority, Lafayette College,
    Series B
      3.300% .............11/01/28         2,000        2,000
  Philadelphia Hospital & Higher
    Educational Facility Authority
    Revenue Bond, Series 1992-B
      3.250% .............03/01/27         3,000        3,000
  Quakertown Hospital Authority
    Revenue Bond
      3.250% .............07/01/05         4,700        4,700

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Pennsylvania -- Continued
  State, Higher Education Facility
    Authority Revenue Bond
    Carnegie Mellon
    University Project
Series 1995-B
      3.250% .............11/01/27      $    640   $      640
    Series 1995-C
      3.250% .............11/01/25         5,200        5,200
    University of Health Services
    Project, Series C
      3.250% .............01/01/24           100          100
      3.250% .............01/01/26         8,200        8,200
  State, Turnpike Commission,
    Series P
      5.100% .............12/01/99         1,150        1,172
    Series Q
      3.300% .............06/01/28         2,800        2,800
  Washington County Higher Education
    Pooled Equipment Lease
    Revenue Bond, Series 1985
      3.250% .............11/01/05         3,730        3,730
  York County Industrial Development
    Authority Philadelphia Co.
    Electric Project, Series A
      3.300% .............08/01/16         1,000        1,000
                                                   ----------
                                                       52,642
                                                   ----------
South Carolina -- 0.3%
  State, GO
      5.500% .............04/01/99         2,000        2,018
                                                   ----------
Tennessee -- 0.9%
  State, School Bond Authority Notes
      3.250% .............01/07/99         3,000        3,000
      3.200% .............01/11/99         3,000        3,000
                                                   ----------
                                                        6,000
                                                   ----------
Texas -- 3.4%
  Austin Texas Combined Utility
    System Notes
      3.050% .............03/11/99         3,562        3,562
  Gulf Coast, Industrial Development
    Authority Revenue Bond,
    Amoco Oil Project
      3.700% .............06/01/25         2,500        2,500
  Red River Authority of Texas
    Pollution Control Revenue Bond,
    Southwestern Public Service
    Company Project
      3.350% .............07/01/11        10,000       10,000

                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Texas -- Continued
  San Antonio GO Notes
      3.550% .............02/11/99        $4,000   $    4,002
      5.000% .............08/01/99         1,355        1,369
                                                   ----------
                                                       21,433
                                                   ----------
Utah -- 3.9%
  Emery County Pollution Control
    Revenue Bond, Pacificorp Project
      3.100% .............07/01/15         2,700        2,700
  Intermountain Power Agency Power
    Supply, Revenue Bond
      3.500% .............12/10/98         5,000        5,000
  State, GO Highway Notes
      3.450% .............12/09/98         3,000        3,000
      3.350% .............01/12/99         1,000        1,000
      3.050% .............01/21/99         2,000        2,000
      3.100% .............02/09/99         2,000        2,000
      3.150% .............02/11/99         4,000        4,000
  Utah University Auxiliary and
    Campus Facilities Revenue Bond,
    Series 97-A
      3.100% .............04/01/27         5,050        5,050
                                                   ----------
                                                       24,750
                                                   ----------
Vermont -- 0.2%
  Vermont Educational & Health
    Buildings Finance Agency/
    VHA New England, Series F
      3.300% .............12/01/25         1,300        1,300
                                                   ----------
Virginia -- 2.3%
  Lynchburg Industrial Devlopment
    Authority, Hospital Facilities
    Revenue Bond, Mid-Atlantic
    States Capital Asset Finance
    Project, Series 1985-G
      3.300% .............12/01/25         2,000        2,000
  Peninsula Ports Authority,
    VA/Dominion Terminal Project
      3.100% .............03/05/99         5,835        5,835
  State, Public School Authority
    Revenue Bond, Series C
      5.000% .............08/01/99         3,105        3,148
  Richmond, GO (Prerefunded)
      6.500% .............01/16/99         1,000        1,013
  Roanoke Industrial Development
    Authority, Revenue Bond, Carilion
    Health System, Series A
      3.300% .............07/01/27         3,000        3,000
                                                   ----------
                                                       14,996
                                                   ----------

                             See Accompanying Notes

[GRAPHIC OMITTED]

                            Statement of Net Assets

                            Armada Tax Exempt Money Market Fund

November 30, 1998
(Unaudited)
                                            Par         Value
                          Maturity         (000)        (000)
                          --------         -----        -----
MUNICIPAL BONDS -- Continued
Washington -- 1.8%
  Chelan County Washington,
    Chelan Hydro, Series A,
      3.050% .............06/01/15        $4,445    $   4,445
  Washington Health Care Facility
    Authority Revenue Bond
      3.300% .............01/01/23         6,545        6,545
    Fred Hutchinson Cancer
    Research Center,
    Series 1996-B (A) (B)
      3.300% .............01/01/18           700          700
                                                   ----------
                                                       11,690
                                                   ----------
West Virginia -- 0.2%
  West Virginia Hospital Authority/
    VHA Mid-Atlantic Capital
    Access, Series H
      3.300% .............12/01/25         1,200        1,200
                                                   ----------
Wisconsin -- 3.1%
  Carlton, Pollution Control,
    Power and Light Company,
    Project B, Revenue Bond
      3.350% .............09/01/05         2,200        2,200
  Kenosha, Unified School
    District TRAN
      3.380% .............09/28/99         2,000        2,000
  Oak Creek, Pollution Control
    Revenue Bond, Wisconsin
    Electric Power Company Project
      3.150% .............08/01/16         3,300        3,300
  Wisconsin State, GO
      3.450% .............12/15/98         3,860        3,860
      3.100% .............02/10/99         2,361        2,361
      3.100% .............02/12/99         4,141        4,141
      3.000% .............02/16/99         2,279        2,279
                                                   ----------
                                                       20,141
                                                   ----------
Wyoming -- 1.9%
  Lincoln County, Pollution Control
    Revenue Bond/Pacificorp Project (A)
      3.000% .............02/23/99         2,000        2,000
      2.900% .............02/24/99         4,200        4,200
  Sweetwater County,
    Pollution Control Revenue
    Bond, Pacificorp Project (A)
      3.450% .............12/18/98         1,400        1,400
      3.300% .............12/01/14         2,200        2,200
  Uinta County, Pollution Control
    Revenue Bond, Chevron Project
      3.250% .............08/15/20         2,100        2,100
                                                   ----------
                                                       11,900
                                                   ----------
TOTAL MUNICIPAL BONDS
   (Cost $625,028) .............................      625,028
                                                   ----------

                                            Par         Value
                                           (000)        (000)
                                           -----        -----
CASH EQUIVALENTS -- 1.6%
  Federated Tax-Free Money
    Market Fund                           $5,911   $    5,911
  Financial Square Tax Exempt
    Money Market Fund                      4,076        4,076
                                                   ----------
TOTAL CASH EQUIVALENTS
   (Cost $9,987) ...............................        9,987
                                                   ----------
TOTAL INVESTMENTS -- 99.5%
   (Cost $635,015) .............................   $  635,015
                                                   ==========
OTHER ASSETS AND LIABILITIES,
   Net -- 0.5% .................................        2,876
                                                   ----------
NET ASSETS:
  Portfolio Shares of Class I (unlimited
    authorization -- no par value) based on
    398,863,632 outstanding shares of
    beneficial interest ........................      399,210
  Portfolio Shares of Class A (unlimited
    authorization -- no par value) based on
    238,488,460 outstanding shares of
    beneficial interest ........................      238,695
  Accumulated net realized loss
   on investments ..............................          (14)
                                                   ----------
TOTAL NET ASSETS -- 100.0% .....................     $637,891
                                                   ==========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS I ............................        $1.00
                                                   ==========
NET ASSET VALUE, OFFERING
   AND REDEMPTION PRICE PER
   SHARE -- CLASS A ............................        $1.00
                                                   ==========

---------
(A) Securities are backed by a letter of credit backed by a major financial institution.

(B) Variable Rate Securities -- the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1998.

AMBAC -- American Municipal Bond Assurance Corporation

BAN -- Bond Anticipation Note

GO -- General Obligation

MBIA -- Municipal Bond Insurance Association

TECP -- Tax Exempt Commercial Paper

TRAN -- Tax and Revenue Anticipation Note

VHA -- Veterans Housing Administration

                             See Accompanying Notes

[GRAPHIC OMITTED]
                         Financial Highlights

                         Armada Tax Exempt Money Market Fund

For a Fund Share Outstanding Throughout Each Period

                                       For the
                                   Six Months Ended                           For the Year Ended May 31,
                                   November 30, 1998           --------------------------------------------------
                                      (Unaudited)                      1998                          1997
                                -----------------------        ----------------------       ---------------------
                                Class I         Class A         Class I       Class A        Class I      Class A
                                -------         -------         -------       -------        -------      -------
Net asset value, beginning
  of period .................   $   1.00       $   1.00        $   1.00      $   1.00       $   1.00      $  1.00
                                --------       --------        --------      --------       --------      -------
Income From Investment
  Operations
  Net investment income .....       0.02           0.02            0.03          0.03           0.03         0.03
Less Distributions
  Dividends from net
   investment income ........      (0.02)         (0.02)          (0.03)        (0.03)         (0.03)       (0.03)
                                --------       --------        --------      --------       --------      -------
Net asset value, end of
  period ....................   $   1.00       $   1.00        $   1.00      $   1.00       $   1.00      $  1.00
                                ========       ========        ========      ========       ========      =======
Total Return ................       3.21%/3        3.06%/3         3.40%         3.27%          3.23%        3.12%
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's) ...............   $399,108       $238,783        $418,953      $132,548       $370,679      $71,917
  Ratio of expenses to
   average net assets .......       0.29%/1,3      0.44%/2,3       0.30%/1       0.42%/2        0.29%/1      0.39%/2
  Ratio of net investment
   income to average
   net assets ...............       2.95%/1,3      2.85%/2,3       3.32%/1       3.20%/2        3.18%/1      3.08%/2
                                                         For the Year Ended May 31,
                                -------------------------------------------------------------------------------
                                          1996                         1995                       1994
                                ----------------------       -----------------------     ----------------------
                                 Class I       Class A        Class I       Class A       Class I       Class A
                                 -------       -------        -------       -------       -------       -------
Net asset value, beginning
  of period .................   $   1.00       $  1.00       $   1.00       $  1.00      $   1.00       $  1.00
                                --------       -------       --------       -------      --------       -------
Income From Investment
  Operations
  Net investment income .....       0.03          0.03           0.03          0.03          0.02          0.02
Less Distributions
  Dividends from net
   investment income ........      (0.03)        (0.03)         (0.03)        (0.03)        (0.02)        (0.02)
                                --------       -------       --------       -------      --------       -------
Net asset value, end of
  period ....................   $   1.00       $  1.00       $   1.00       $  1.00      $   1.00       $  1.00
                                ========       ========      ========       =======      ========       =======
Total Return ................       3.40%         3.29%          3.14%         3.04%         2.06%         1.96%
Ratios/Supplemental Data
  Net assets, end of period
   (in 000's) ...............   $261,808       $85,928       $172,643       $51,916      $139,015       $17,819
  Ratio of expenses to
   average net assets .......       0.30%/1       0.40%/2        0.35%/1       0.46%/2       0.33%/1       0.43%/2
  Ratio of net investment
   income to average
   net assets ...............       3.33%/1       3.23%/2        3.15%/1       3.17%/2       2.05%/1       1.94%/2


1 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.49% and 2.75%, 0.50%
  and 3.12% and .49% and 2.98%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for the Class I for the years ended May 31, 1996 and 1995 would have been .51% and 3.12% and .56% and 2.94%, respectively. The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class I for the year ended May 31, 1994 would have been .53% and 1.85%.
2 The operating expense ratio and the net investment income ratio before fee waivers by the Investment Advisers for Class A for the periods ended November 30, 1998, May 31, 1998 and May 31, 1997 would have been 0.64% and 2.65%, 0.62%
  and 3.00% and .59% and 2.88%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers and Custodian for Class A for the years ended May 31, 1996 and 1995 would have been .61% and 3.02% and .67% and 2.96%, respectively. The operating expense ratio and net investment income ratio before fee waivers by the Investment Advisers for Class A for the year ended May 31, 1994 would have been .63% and 1.74%.
3 Annualized.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Statements

                              Armada Funds

Statement of Operations (000)
For the Six Months Ended November 30, 1998
(Unaudited)


                                                    International    Small Cap        Small Cap       Equity         Tax Managed
                                                     Equity Fund    Growth Fund       Value Fund    Growth Fund      Equity Fund
                                                     ------------   ------------      ----------    -----------      -----------

INVESTMENT INCOME:
   Dividends ......................................     $ 1,041       $    80          $  2,209       $  3,030         $ 1,024
   Interest .......................................         179           208               160            797              90
   Less: foreign taxes withheld ...................         (97)           --                --             --              --
                                                        -------       -------          --------       --------         -------
   Total investment income ........................       1,123           288             2,369          3,827           1,114
                                                        -------       -------          --------       --------         -------
EXPENSES:
   Investment Advisory fees .......................         632           232             1,062          3,500             456
   Less: Fees waived by Investment Adviser ........          --            --                --             --            (115)
   Administration fees ............................          50            19                90            327              69
   12b-1 fees .....................................          37            11                56             90              50
   Transfer Agent fees ............................          28             7                44             79              67
   Custodian fees .................................         155             6                26             93              18
   Professional fees ..............................          36            20                11             45              24
   Printing and shareholder reports ...............           2             1                 6             21              15
   Registration and filing fees ...................          23            33                 2              2              81
   Trustees' fees .................................           3             1                 4              6               1
   Miscellaneous ..................................           6             6                16             86              40
   Amortization of deferred organizational costs ..          --            --                 2             --              --
   Shareholder servicing fees --
      Class A and B Shares ........................          --             1                12            102              --
                                                        -------       -------          --------       --------         -------
      Total expenses ..............................         972           337             1,331          4,351             706
                                                        -------       -------          --------       --------         -------
NET INVESTMENT INCOME/(LOSS) ......................         151           (49)            1,038           (524)            408
                                                        -------       -------          --------       --------         -------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Net realized gain/(loss) on investments sold ...      (6,415)       (4,558)          (12,710)       (13,548)            168
   Net realized loss from foreign
      currency transactions .......................         (39)           --                --             --              --
   Net realized gain/(loss) from futures ..........          --          (154)               --             --              --
   Net change in unrealized appreciation/
      (depreciation) on futures ...................          --           442                --             --              --
   Net change in unrealized on
      foreign currency and translation of other
      assets and liabilities in foreign currencies           17            --                --             --              --
   Net change in unrealized appreciation/
      (depreciation) on investments ...............       3,372          (890)          (21,729)       157,168          38,201
                                                        -------       -------          --------       --------         -------
   Net gain/(loss) on investments .................      (3,065)       (5,160)          (34,439)       143,620          38,369
                                                        -------       -------          --------       --------         -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................     $(2,914)      $(5,209)         $(33,401)      $143,096         $38,777
                                                        =======       =======          ========       ========         =======

1 Fund commenced operations on July 10, 1998.

                             See Accompanying Notes

                                                                                                    Balanced     Total Return
                                                             Core         Equity         Equity    Allocation      Advantage
                                                         Equity Fund    Index Fund/1  Income Fund    Fund/1          Fund
                                                         -----------    ------------  -----------  ----------    ------------

INVESTMENT INCOME:
   Dividends ......................................        $   705         $  638        $ 4,296     $   105        $    --
   Interest .......................................           (187)            73            471         547          9,507
   Less: foreign taxes withheld ...................             --             --             --          --             --
                                                           -------         ------        -------     -------        -------
   Total investment income ........................            518            711          4,767         652          9,507
                                                           -------         ------        -------     -------        -------
EXPENSES:
   Investment Advisory fees .......................            426            156          1,241         153            849
   Less: Fees waived by Investment Adviser ........             --           (156)            --         (22)          (308)
   Administration fees ............................             40             29            116          24            108
   12b-1 fees .....................................             24             13              4           8              1
   Transfer Agent fees ............................             10             10             62          31             25
   Custodian fees .................................             11              9             33          14             31
   Professional fees ..............................             17             10             31          30             24
   Printing and shareholder reports ...............              1             --              1           1             14
   Registration and filing fees ...................             12             18             11          75              2
   Trustees' fees .................................              1              1              4           6              4
   Miscellaneous ..................................              1             21             51          33             21
   Amortization of deferred organizational costs ..             --             --              2          --              2
   Shareholder servicing fees --
      Class A and B Shares ........................              1             --              4          --              3
                                                           -------         ------        -------     -------        -------
      Total expenses ..............................            544            111          1,560         353            776
                                                           -------         ------        -------     -------        -------
NET INVESTMENT INCOME/(LOSS) ......................            (26)           600          3,207         299          8,731
                                                           -------         ------        -------     -------        -------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Net realized gain/(loss) on investments sold ...           (133)          (471)         7,265      (1,032)         3,033
   Net realized loss from foreign
      currency transactions .......................             --             --             --          --             --
   Net realized gain/(loss) from futures ..........             --            268             --          --             --
   Net change in unrealized appreciation/
      (depreciation) on futures ...................             --            321             --          --             --
   Net change in unrealized on
      foreign currency and translation of other
      assets and liabilities in foreign currencies              --             --             --          --             --
   Net change in unrealized appreciation/
      (depreciation) on investments ...............         13,640          2,158         57,719       1,404          5,204
                                                           -------         ------        -------     -------        -------
   Net gain/(loss) on investments .................         13,507          2,276         64,984         372          8,237
                                                           -------         ------        -------     -------        -------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................        $13,481         $2,876        $68,191     $   671        $16,968
                                                           =======         ======        =======     =======        =======

                                                                           Intermediate                    Enhanced
                                                              Bond Fund      Bond Fund      GNMA Fund     Income Fund
                                                              ---------      ---------      ---------     -----------
INVESTMENT INCOME:
   Dividends ......................................           $     --        $    --        $   --         $   --
   Interest .......................................             16,266          6,286         2,876          2,193
   Less: foreign taxes withheld ...................                 --             --            --             --
                                                               -------        -------        ------         ------
   Total investment income ........................             16,266          6,286         2,876          2,193
                                                               -------        -------        ------         ------
EXPENSES:
   Investment Advisory fees .......................              1,444            583           235            167
   Less: Fees waived by Investment Adviser ........                 --           (159)           --            (93)
   Administration fees ............................                184             74            30             26
   12b-1 fees .....................................                107             45            14             --
   Transfer Agent fees ............................                 27             24            34             23
   Custodian fees .................................                 52             21             8              8
   Professional fees ..............................                  8              5             9              6
   Printing and shareholder reports ...............                  3              3             2              2
   Registration and filing fees ...................                  2             19             2              2
   Trustees' fees .................................                  2              2            --              2
   Miscellaneous ..................................                  2              7             2              7
   Amortization of deferred organizational costs ..                  2             --             2              2
   Shareholder servicing fees --
      Class A and B Shares ........................                  1              4             1             --
                                                               -------        -------        ------         ------
      Total expenses ..............................              1,834            628           339            152
                                                               -------        -------        ------         ------
NET INVESTMENT INCOME/(LOSS) ......................             14,432          5,658         2,537          2,041
                                                               -------        -------        ------         ------
REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS
   Net realized gain/(loss) on investments sold ...             11,072          3,271           238            416
   Net realized loss from foreign
      currency transactions .......................                 --             --            --             --
   Net realized gain/(loss) from futures ..........                 --             --            --             --
   Net change in unrealized appreciation/
      (depreciation) on futures ...................                 --             --            --             --
   Net change in unrealized on
      foreign currency and translation of other
      assets and liabilities in foreign currencies                  --             --            --             --
   Net change in unrealized appreciation/
      (depreciation) on investments ...............              9,776          1,943           (26)           159
                                                               -------        -------        ------         ------
   Net gain/(loss) on investments .................             20,848          5,214           212            575
                                                               -------        -------        ------         ------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ......................            $35,280        $10,872        $2,749         $2,616
                                                               =======        =======        ======         ======


1 Fund commenced operations on July 10, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Statements

                              Armada Funds

Statement of Operations (000)
For the Six Months Ended November 30, 1998
(Unaudited)

                                                                                             National                    Government
                                                             Ohio Tax      Pennsylvania     Tax Exempt    Money Market  Money Market
                                                            Exempt Fund   Municipal Fund       Fund            Fund         Fund
                                                            -----------   --------------    ----------    ------------  ------------

INVESTMENT INCOME:
   Interest .............................................        $4,952         $1,102         $2,452        $78,708        $37,253
                                                                 ------         ------         ------        -------        --------
EXPENSES:
   Investment Advisory fees .............................           537            107            237          5,000          2,384
   Less: Fees waived by Investment Adviser ..............          (537)           (68)          (237)        (1,428)          (681)
   Administration fees ..................................            68             14             30          1,017            477
   12b-1 fees ...........................................            41             --             23            460            290
   Transfer Agent fees ..................................            15             14             30             26             40
   Custodian fees .......................................            30              4              9            286             75
   Professional fees ....................................            10              8              8            281            116
   Printing and shareholder reports .....................            15              5             --            152             81
   Registration and filing fees .........................            38              2             34             10              5
   Trustees' fees .......................................             5             --             --             63             10
   Miscellaneous ........................................            20              2              8              9             79
   Amortization of deferred organizational costs ........            --             --              2             --             --
   Shareholder servicing fees -- Class A and B Shares ...             2             --             --            676            242
                                                                 ------         ------         ------        -------        -------
      Total expenses ....................................           244             88            144          6,552          3,118
                                                                 ------         ------         ------        -------        -------
NET INVESTMENT INCOME ...................................         4,708          1,014          2,308         72,156         34,135
                                                                 ------         ------         ------        -------        -------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
   Net realized gain/(loss) on investments sold .........            35             43            261             (2)             1
   Net change in unrealized appreciation
      on investments ....................................         1,926            318            974             --             --
                                                                 ------         ------         ------        -------        -------
   Net gain/(loss) on investments .......................         1,961            361          1,235             (2)             1
                                                                 ------         ------         ------        -------        -------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ............................        $6,669         $1,375         $3,543        $72,154        $34,136
                                                                 ======         ======         ======        =======        =======


1 Fund commenced operations on September 15, 1998.

                             See Accompanying Notes

                                                                                          Ohio         Pennsylvania
                                                                       Treasury         Municipal      Tax Exempt        Tax Exempt
                                                                         Money            Money          Money               Money
                                                                      Market Fund     Market Fund/1    Market Fund       Market Fund
                                                                      ------------    -------------    -----------       -----------
INVESTMENT INCOME:
   Interest ....................................................          $9,434             $557           $2,110           $9,527
                                                                          ------             ----           ------           ------
EXPENSES:
   Investment Advisory fees ....................................             573               59              261            1,030
   Less: Fees waived by Investment Adviser .....................             (95)             (41)            (163)            (589)
   Administration fees .........................................             134               17               45              206
   12b-1 fees ..................................................              44                7               27               95
   Transfer Agent fees .........................................               3                1               16                4
   Custodian fees ..............................................              38                3               13               58
   Professional fees ...........................................              10                7               11               14
   Printing and shareholder reports ............................               7               --                1                6
   Registration and filing fees ................................               2               --               13                3
   Trustees' fees ..............................................               2                1                2                3
   Miscellaneous ...............................................              36                2                1               20
   Amortization of deferred organizational costs ...............               7               --               --               --
   Shareholder servicing fees -- Class A and B Shares ..........              18               --               28              134
                                                                          ------             ----           ------           ------
      Total expenses ...........................................             779               56              255              984
                                                                          ------             ----           ------           ------
NET INVESTMENT INCOME ..........................................           8,655              501            1,855            8,543
                                                                          ------             ----           ------           ------
REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
   Net realized gain/(loss) on investments sold ................              75               --               --              (36)
   Net change in unrealized appreciation
      on investments ...........................................              --               --               --               --
                                                                          ------             ----           ------           ------
   Net gain/(loss) on investments ..............................              75               --               --              (36)
                                                                          ------             ----           ------           ------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...................................          $8,730             $501           $1,855           $8,507
                                                                          ======             ====           ======           ======


1 Fund commenced operations on September 15, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Statements

                              Armada Funds

Statement of Changes in Net Assets (000)


                                                              International Equity Fund              Small Cap Growth Fund
                                                            ---------------------------------   ------------------------------------
                                                                 For the                            For the
                                                            Six Months Ended     For the        Six Months Ended         For the
                                                            November 30, 1998  Period Ended     November 30, 1998     Period Ended
                                                              (Unaudited)      May 31, 1998/1       (Unaudited)       May 31, 1998/1
                                                            -----------------  --------------   -----------------     --------------
Investment activities:
Net investment income/(loss) ............................        $    151          $    982           $   (49)           $    40
Net realized gain/(loss) on investments sold and
   foreign currency transactions ........................          (6,454)           (3,995)           (4,558)               833
Net realized gain/(loss) from futures ...................              --                --              (154)                 --
Net change in unrealized appreciation/
    (depreciation) on futures ...........................              --                --               442                 --
Net unrealized appreciation/(depreciation) of investment
   securities and foreign currency transactions .........           3,389            13,359              (890)             4,165
                                                                 --------          --------           -------            -------
Net increase/(decrease) in net assets resulting
from operations .........................................          (2,914)           10,346            (5,209)             5,038
                                                                 --------          --------           -------            -------
Distribution to shareholders:
   Net investment income:
     Class I ............................................              --              (133)               (2)               (44)
     Class A ............................................              --                --                --                 --
     Class B ............................................              --                --                --                 --
   Realized Capital Gains
     Class I ............................................              --                --                --                (93)
     Class A ............................................              --                --                --                 --
     Class B ............................................              --                --                --                 --
                                                                 --------          --------           -------            -------
Total Distributions .....................................              --              (133)               (2)              (137)
                                                                 --------          --------           -------            -------
Share transactions:
   Class I
     Proceeds from shares issued ........................          29,360           127,644            21,053             51,438
     Proceeds from Common Fund (note 6) .................              --                --                --                 --
     Reinvestment of cash distributions .................              --                 3              --                   79
     Cost of shares redeemed ............................          (3,296)           (1,906)           (7,744)            (1,949)
                                                                 --------          --------           -------            -------
       Net Class I share transactions ...................          26,064           125,741            13,309             49,568
                                                                 --------          --------           -------            -------
   Class A
     Proceeds from shares issued ........................             373               308               265                364
     Reinvestment of cash distributions .................              --                --                --                 --
     Cost of shares redeemed ............................             (34)              (44)              (52)               (26)
                                                               --------          --------           -------            -------
       Net Class A share transactions ...................             339               264               213                338
                                                                 --------          --------           -------            -------
   Class B
     Proceeds from shares issued ........................              22                 2               669                 22
     Reinvestment of cash distributions .................              --                --                --                 --
     Cost of shares redeemed ............................              (1)               (1)             (660)               (21)
                                                                 --------          --------           -------            -------
       Net Class B share transactions ...................              21                 1                 9                  1
                                                                 --------          --------           -------            -------
Increase in net assets from share transactions ..........          26,424           126,006            13,531             49,907
                                                                 --------          --------           -------            -------
   Contribution of capital from
        affiliate (note 3) ..............................              --                --                --                 --
                                                                 --------          --------           -------            -------
Total increase/(decrease) in net assets .................          23,510           136,219             8,320             54,808
                                                                 --------          --------           -------            -------
NET ASSETS:
Beginning of period .....................................         136,219                --            54,808                 --
                                                                 --------          --------           -------            -------
End of period ...........................................        $159,729          $136,219           $63,128            $54,808
                                                                 ========          ========           =======            =======


1  Fund commenced operations on August 1, 1997.
2  Fund commenced operations on April 9, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Statements

                              Armada Funds

                                                                      Small Cap Value Fund                  Equity Growth Fund
                                                                ---------------------------------  ---------------------------------
                                                                     For the                              For the
                                                                 Six Months Ended      For the       Six Months Ended      For the
                                                                November 30, 1998    Year Ended     November 30, 1998    Year Ended
                                                                   (Unaudited)       May 31, 1998       (Unaudited)     May 31, 1998
                                                                -----------------   -------------      -----------      ------------
Investment activities:
Net investment income/(loss) ...............................          $  1,038         $  1,073         $     (524)      $   (112)
Net realized gain/(loss) on investments sold and
   foreign currency transactions ...........................           (12,539)          49,850             71,356
Net realized gain/(loss) from futures ......................                --               84            (13,548)           269
Net change in unrealized appreciation/
   (depreciation) on futures ...............................                --              (75)              --               --
Net unrealized appreciation/(depreciation) of investment
   securities and foreign currency transactions ............           (21,899)          (9,288)           157,168          4,112
                                                                      --------         --------         ----------       --------
Net increase/(decrease) in net assets resulting
from operations ............................................           (33,400)          41,644            143,096         75,625
                                                                      --------         --------         ----------       --------
Distribution to shareholders:
   Net investment income:
     Class I ...............................................              (868)          (1,145)                --            (77)
     Class A ...............................................               (28)             (19)                --             --
     Class B ...............................................                --               --                 --             --
   Realized Capital Gains
     Class I ...............................................                --          (34,475)                --        (32,643)
     Class A ...............................................                --           (1,000)                --           (875)
     Class B ...............................................                --               --                 --             --
                                                                      --------         --------         ----------       --------
Total Distributions ........................................              (896)         (36,639)                --        (33,595)
                                                                      --------         --------         ----------       --------
Share transactions:
   Class I
     Proceeds from shares issued ...........................            29,146          108,947            827,450        112,234
     Proceeds from Common Fund (note 6) ....................                --               --                 --             --
     Reinvestment of cash distributions ....................               352           15,365                 --         15,580
     Cost of shares redeemed ...............................           (31,528)         (44,464)          (107,062)       (72,440)
                                                                      --------         --------         ----------       --------
       Net Class I share transactions ......................            (2,030)          79,848            720,388         55,374
                                                                      --------         --------         ----------       --------
   Class A
     Proceeds from shares issued ...........................             8,438            6,063             92,158          4,854
     Reinvestment of cash distributions ....................                 4              915                 --            816
     Cost of shares redeemed ...............................            (6,530)          (1,135)           (16,080)        (1,269)
                                                                      --------         --------         ----------       --------
       Net Class A share transactions ......................             1,912            5,843             76,078          4,401
                                                                      --------         --------         ----------       --------
   Class B
     Proceeds from shares issued ...........................               207              544                252            308
     Reinvestment of cash distributions ....................                --               --                 --             --
     Cost of shares redeemed ...............................                (1)            (490)               (13)          (287)
                                                                    --------         --------         ----------       --------
       Net Class B share transactions ......................               206               54                239             21
                                                                      --------         --------         ----------       --------
Increase in net assets from share transactions .............                88           85,745            796,705         59,796
                                                                      --------         --------         ----------       --------
   Contribution of capital from
        affiliate (note 3) .................................                --               --                 --            466
                                                                      --------         --------         ----------       --------
Total increase/(decrease) in net assets ....................           (34,208)          90,750            939,801        102,292
                                                                      --------         --------         ----------       --------
NET ASSETS:
Beginning of period ........................................           294,990          204,240            364,817        262,525
                                                                      --------         --------         ----------       --------
End of period ..............................................          $260,782         $294,990         $1,304,618       $364,817
                                                                      ========         ========         ==========       ========

                                                                 Tax Managed Equity Fund                  Core Equity Fund
                                                           ----------------------------------     --------------------------------
                                                               For the                                 For the
                                                           Six Months Ended        For the         Six Months Ended      For the
                                                           November 30, 1998    Period Ended      November 30, 1998   Period Ended
                                                              (Unaudited)      May 31, 1998/2        (Unaudited)      May 31, 1998
                                                           -----------------   --------------     -----------------   ------------
Investment activities:
Net investment income/(loss) ............................       $    408          $    214           $    (26)          $    531
Net realized gain/(loss) on investments sold and
   foreign currency transactions ........................             --                55                 --              4,906
Net realized gain/(loss) from futures ...................            168                --               (133)                --
Net change in unrealized appreciation/
   (depreciation) on futures ...........................              --                --                 --                 --
Net unrealized appreciation/(depreciation) of investment
   securities and foreign currency transactions .........         38,201            (1,407)            13,640              8,557
                                                                --------          --------           --------           --------
Net increase/(decrease) in net assets resulting .........         38,777            (1,138)            13,481             13,994
from operations .........................................             --                --                 --                 --

Distribution to shareholders:
   Net investment income:
     Class I ............................................           (600)               --                (47)              (505)
     Class A ............................................             (1)               --                 --                 --
     Class B ............................................             --                --                 --                 --
   Realized Capital Gains
     Class I ............................................             --                --                 --                 --
     Class A ............................................             --                --                 --                 --
     Class B ............................................             --                --                 --                 --
                                                                --------          --------           --------           --------
Total Distributions .....................................           (601)               --                (47)              (505)
                                                                --------          --------           --------           --------
Share transactions:
   Class I
     Proceeds from shares issued ........................         40,140             1,477              1,966            106,584
     Proceeds from Common Fund (note 6) .................             --           163,615                 --                 --
     Reinvestment of cash distributions .................              1                --                 46                503
     Cost of shares redeemed ............................         (9,878)           (5,090)              (287)           (10,061)
                                                                --------          --------           --------           --------
       Net Class I share transactions ...................         30,263           160,002              1,725             97,026
                                                                --------          --------           --------           --------
   Class A
     Proceeds from shares issued ........................          1,615                10                351                399
     Reinvestment of cash distributions .................              1                --                 --                 --
     Cost of shares redeemed ............................            (75)               --               (235)                (2)
                                                                --------          --------           --------           --------
       Net Class A share transactions ...................          1,541                10                116                397
                                                                --------          --------           --------           --------
   Class B
     Proceeds from shares issued ........................            773                88                286                  2
     Reinvestment of cash distributions .................              1                --                 --
     Cost of shares redeemed ............................            (12)               --                 (1)                --
                                                                --------          --------           --------           --------
       Net Class B share transactions ...................            762                88                285                  2
                                                                --------          --------           --------           --------
Increase in net assets from share transactions ..........         32,566           160,100              2,126             97,425
                                                                --------          --------           --------           --------
   Contribution of capital from
        affiliate (note 3) ..............................             --                --                 --                 --
                                                                --------          --------           --------           --------
Total increase/(decrease) in net assets .................         70,742           158,962             15,560            110,914
                                                                --------          --------           --------           --------
NET ASSETS:
Beginning of period .....................................        158,962                --            110,914                 --
                                                                --------          --------           --------           --------
End of period ...........................................       $229,704          $158,962           $126,474           $110,914
                                                                ========          ========           ========           ========


1  Fund commenced operations on August 1, 1997.
2  Fund commenced operations on April 9, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Statements

                              Armada Funds

Statement of Changes in Net Assets (000)

                                                                        Equity Index Fund                Equity Income Fund
                                                                        -----------------     -------------------------------------
                                                                             For the               For the
                                                                          Period Ended        Six Months Ended            For the
                                                                        November 30, 1998     November 30, 1998         Year Ended
                                                                          (Unaudited)/1          (Unaudited)           May 31, 1998
                                                                          -------------          -----------           ------------
Investment activities:
Net investment income ......................................              $     600               $   3,207               $   3,301
Net realized gain/(loss) on investments sold ...............                   (471)                  7,265                   6,437
Net investment gain on futures sold ........................                    268                      --                      --
Net unrealized appreciation of
   investment securities ...................................                  2,479                  57,719                  25,959
                                                                          ---------               ---------               ---------
Net increase in net assets resulting
   from operations .........................................                  2,876                  68,191                  35,697
                                                                          ---------               ---------               ---------
Distribution to shareholders:
   Net investment income:
     Class I ...............................................                   (284)                 (2,280)                 (3,144)
     Class A ...............................................                     --                     (12)                    (14)
     Class B ...............................................                     --                      (1)                     --
   Realized Capital Gains
     Class I ...............................................                     --                      --                  (7,211)
     Class A ...............................................                     --                      --                     (34)
                                                                          ---------               ---------               ---------
Total Distributions ........................................                   (284)                 (2,293)                (10,403)
                                                                          ---------               ---------               ---------
Share transactions:
   Class I
     Proceeds from shares issued ...........................                152,333                 206,093                  70,486
     Reinvestment of cash distributions ....................                    281                     708                   5,680
     Cost of shares redeemed ...............................                 (9,441)                (21,556)                (34,560)
                                                                          ---------               ---------               ---------
       Net Class I share transactions ......................                143,173                 185,245                  41,606
                                                                          ---------               ---------               ---------
   Class A
     Proceeds from shares issued ...........................                    487                   2,771                   1,955
     Reinvestment of cash distributions ....................                     --                      11                      34
     Cost of shares redeemed ...............................                     --                    (872)                   (353)
                                                                          ---------               ---------               ---------
       Net Class A share transactions ......................                    487                   1,910                   1,636
                                                                          ---------               ---------               ---------
   Class B
     Proceeds from shares issued ...........................                     --                     541                      45
     Reinvestment of cash distributions ....................                     --                       1                      --
     Cost of shares redeemed ...............................                     --                     (18)                    (44)
                                                                          ---------               ---------               ---------
       Net Class B share transactions ......................                     --                     524                       1
                                                                          ---------               ---------               ---------
Increase in net assets from share transactions .............                143,660                 187,679                  43,243
                                                                          ---------               ---------               ---------
Total increase in net assets ...............................                146,252                 253,577                  68,537
                                                                          ---------               ---------               ---------
NET ASSETS:
Beginning of period ........................................                     --                 196,077                 127,540
                                                                          ---------               ---------               ---------
End of period ..............................................              $ 146,252               $ 449,654               $ 196,077
                                                                          =========               =========               =========

1  Fund commenced operations on July 10, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                              Financial Statements

                              Armada Funds

Statement of Changes in Net Assets (000)


                                                              Balanced Allocation Fund          Total Return Advantage Fund
                                                              ------------------------    -----------------------------------------
                                                                       For the                 For the
                                                                    Period Ended          Six Months Ended                For the
                                                                  November 30, 1998       November 30, 1998             Year Ended
                                                                    (Unaudited)/1            (Unaudited)               May 31, 1998
                                                                    -------------         -----------------            ------------
Investment activities:
Net investment income ......................................        $     299                $    8,731                  $ 17,772
Net realized gain/(loss) on investments sold ...............           (1,032)                    3,033                     2,672
Net investment gain on futures sold ........................               --                        --                        --
Net unrealized appreciation of
   investment securities ...................................            1,404                     5,204                     7,028
                                                                      -------                  --------                  --------
Net increase in net assets resulting
   from operations .........................................              671                    16,968                    27,472
                                                                      -------                  --------                  --------
Distribution to shareholders:
   Net investment income:
     Class I ...............................................             (114)                   (8,669)                  (17,637)
     Class A ...............................................               --                       (72)                     (125)
     Class B ...............................................               --                        --                        --
   Realized Capital Gains
     Class I ...............................................               --                        --                        --
     Class A ...............................................               --                        --                        --
                                                                      -------                  --------                  --------
Total Distributions ........................................             (114)                   (8,741)                  (17,762)
                                                                      -------                  --------                  --------
Share transactions:
   Class I
     Proceeds from shares issued ...........................           59,867                    34,529                    83,718
     Reinvestment of cash distributions ....................              114                     5,566                     9,472
     Cost of shares redeemed ...............................           (6,139)                  (28,774)                  (65,987)
                                                                      -------                  --------                  --------
       Net Class I share transactions ......................           53,842                    11,321                    27,203
                                                                      -------                  --------                  --------
   Class A
     Proceeds from shares issued ...........................              281                     3,446                       651
     Reinvestment of cash distributions ....................               --                        69                       111
     Cost of shares redeemed ...............................               --                      (320)                   (2,374)
                                                                      -------                  --------                  --------
       Net Class A share transactions ......................              281                     3,195                    (1,612)
                                                                      -------                  --------                  --------
   Class B
     Proceeds from shares issued ...........................               94                        --                        --
     Reinvestment of cash distributions ....................               --                        --                        --
     Cost of shares redeemed ...............................               --                        --                        --
                                                                      -------                  --------                  --------
       Net Class B share transactions ......................               94                        --                        --
                                                                      -------                  --------                  --------
Increase in net assets from share transactions .............           54,217                    14,516                    25,591
                                                                      -------                  --------                  --------
Total increase in net assets ...............................           54,774                    22,743                    35,301
                                                                      -------                  --------                  --------
NET ASSETS:
Beginning of period ........................................               --                   296,715                   261,414
                                                                      -------                  --------                  --------
End of period ..............................................          $54,774                  $319,458                  $296,715
                                                                      =======                  ========                  ========

                                                                        Bond Fund                      Intermediate Bond Fund
                                                             --------------------------------    ---------------------------------
                                                                  For the                             For the
                                                             Six Months Ended       For the      Six Months Ended        For the
                                                             November 30, 1998    Year Ended     November 30, 1998     Year Ended
                                                                (Unaudited)      May 31, 1998       (Unaudited)       May 31, 1998
                                                             --------------      ------------    -----------------    ------------
Investment activities:
Net investment income ......................................     $ 14,432          $   5,994         $  5,658           $  8,477
Net realized gain/(loss) on investments sold ...............       11,072                901            3,271              1,330
Net investment gain on futures sold ........................           --                 --               --                 --
Net unrealized appreciation of
   investment securities ...................................        9,776              1,479            1,943              1,379
                                                                 --------           --------         --------           --------
Net increase in net assets resulting
   from operations .........................................       35,280              8,374           10,872             11,186
                                                                 --------           --------         --------           --------
Distribution to shareholders:
   Net investment income:
     Class I ...............................................      (14,434)            (6,010)          (5,425)            (8,255)
     Class A ...............................................          (13)                (3)             (80)              (198)
     Class B ...............................................           (3)                --               (1)                --
   Realized Capital Gains
     Class I ...............................................           --                 --               --                 --
     Class A ...............................................           --                 --               --                 --
                                                                 --------           --------         --------           --------
Total Distributions ........................................      (14,450)            (6,013)          (5,506)            (8,453)
                                                                 --------           --------         --------           --------
Share transactions:
   Class I
     Proceeds from shares issued ...........................      700,608             54,481          180,833            111,103
     Reinvestment of cash distributions ....................        2,026                 86            1,587              1,878
     Cost of shares redeemed ...............................      (86,260)           (15,500)         (47,866)           (70,201)
                                                                 --------           --------         --------           --------
       Net Class I share transactions ......................      616,374             39,067          134,554             42,780
                                                                 --------           --------         --------           --------
   Class A
     Proceeds from shares issued ...........................        1,387                274            1,238              1,204
     Reinvestment of cash distributions ....................            7                  1               69                173
     Cost of shares redeemed ...............................          (93)              (107)            (931)            (1,883)
                                                                 --------           --------         --------           --------
       Net Class A share transactions ......................        1,301                168              376               (506)
                                                                 --------           --------         --------           --------
   Class B
     Proceeds from shares issued ...........................          417                 39              259                 79
     Reinvestment of cash distributions ....................            3                 --                1                 --
     Cost of shares redeemed ...............................           (5)               (38)              (1)               (77)
                                                                 --------           --------         --------           --------
       Net Class B share transactions ......................          415                  1              259                  2
                                                                 --------           --------         --------           --------
Increase in net assets from  share transactions ............      618,090             39,236          135,189             42,276
                                                                 --------           --------         --------           --------
Total increase in net assets ...............................      638,920             41,597          140,555             45,009
                                                                 --------           --------         --------           --------
NET ASSETS:
Beginning of period ........................................      132,782             91,185          170,000            124,991
                                                                 --------           --------         --------           --------
End of period ..............................................     $771,702           $132,782         $310,555           $170,000
                                                                 ========           ========         ========           ========


1  Fund commenced operations on July 10, 1998.


                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Financial Statements

                         Armada Funds

Statement of Changes in Net Assets (000)

                                                             GNMA Fund                                 Enhanced Income Fund
                                                 ---------------------------------              ---------------------------------
                                                      For the                                        For the
                                                 Six Months Ended        For the                Six Months Ended        For the
                                                 November 30, 1998     Year Ended               November 30, 1998     Year Ended
                                                    (Unaudited)       May 31, 1998                 (Unaudited)       May 31, 1998
                                                 -----------------    ------------              -----------------    ------------
Investment activities:
Net investment income .........................      $ 2,537            $ 4,195                      $ 2,041            $ 4,180
Net realized gain/(loss) on securities sold ...          238                922                          416                143
Net unrealized appreciation
  of investments securities ...................          (26)             1,152                          159                411
                                                     -------            -------                      -------            -------
Net increase in net assets
  resulting from operations ...................        2,749              6,269                        2,616              4,734
                                                     -------            -------                      -------            -------
Distributions to shareholders:
   Net investment income
     Class I ..................................       (2,344)            (4,242)                      (2,049)            (4,063)
     Class A ..................................          (22)               (12)                         (10)              (114)
   Realized capital gains
     Class I ..................................           --               (650)                          --                (73)
     Class A                                              --                 (1)                          --                 (2)
                                                     -------            -------                      -------            -------
Total distributions ...........................       (2,366)            (4,905)                      (2,059)            (4,252)
                                                     -------            -------                      -------            -------
Share Transactions:
   Class I
     Proceeds from shares issued ..............        7,396             28,426                       30,840             61,441
     Reinvestment of cash distributions .......          175                148                        1,112              2,282
     Proceeds from Common Fund (note 6) .......           --                 --                           --                 --
     Cost of shares redeemed ..................       (5,533)           (10,811)                     (30,402)           (53,330)
                                                     -------            -------                      -------            -------
       Net Class I share transactions .........        2,038             17,763                        1,550             10,393
                                                     -------            -------                      -------            -------
   Class A
     Proceeds from shares issued ..............          695                526                          170              1,961
     Reinvestment of cash distributions .......           21                  9                            8                108
     Cost of shares redeemed ..................         (106)              (119)                        (354)            (3,579)
                                                     -------            -------                      -------            -------
       Net Class A share transactions .........          610                416                         (176)            (1,510)
                                                     -------            -------                      -------            -------
Increase (decrease) in net assets
  from share transactions .....................        2,648             18,179                        1,374              8,883
                                                     -------            -------                      -------            -------
Total increase/(decrease) in net assets .......        3,031             19,543                        1,931              9,365
                                                     -------            -------                      -------            -------
NET ASSETS:
Beginning of period ...........................       84,173             64,630                       72,447             63,082
                                                     -------            -------                      -------            -------
End of period .................................      $87,204            $84,173                      $74,378            $72,447
                                                     =======            =======                      =======            =======

1 Fund commenced operations on April 9, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Financial Statements

                         Armada Funds

Statement of Changes in Net Assets (000)

                                                       Ohio Tax  Exempt Fund                       Pennsylvania Municipal Fund
                                                 --------------------------------               ---------------------------------
                                                      For the                                        For the
                                                 Six Months Ended       For the                 Six Months Ended        For the
                                                 November 30, 1998    Year Ended                November 30, 1998     Year Ended
                                                    (Unaudited)      May 31, 1998                  (Unaudited)       May 31, 1998
                                                 -----------------   ------------               -----------------    ------------
Investment activities:
Net investment income .........................      $  4,708          $  5,512                      $ 1,014            $ 1,658
Net realized gain/(loss) on securities sold ...            35               196                           43                 (1)
Net unrealized appreciation
  of investments securities ...................         1,926             2,886                          318                895
                                                     --------          --------                      -------            -------
Net increase in net assets
  resulting from operations ...................         6,669             8,594                        1,375              2,552
                                                     --------          --------                      -------            -------
Distributions to shareholders:
   Net investment income
     Class I ..................................        (4,641)           (5,330)                        (901)            (1,653)
     Class A ..................................          (102)             (180)                          (3)                (5)
   Realized capital gains
     Class I ..................................            --               (90)                          --                (39)
     Class A                                               --                (4)                          --                 --
                                                     --------          --------                      -------            -------
Total distributions ...........................        (4,743)           (5,604)                        (904)            (1,697)
                                                     --------          --------                      -------            -------
Share Transactions:
   Class I
     Proceeds from shares issued ..............        52,648            36,338                        2,423              6,749
     Reinvestment of cash distributions .......           132               147                           20                 22
     Proceeds from Common Fund (note 6) .......            --            51,852                           --                 --
     Cost of shares redeemed ..................       (10,581)          (17,109)                      (2,556)            (5,640)
                                                     --------          --------                      -------            -------
       Net Class I share transactions .........        42,199            71,228                         (113)             1,131
                                                     --------          --------                      -------            -------
   Class A
     Proceeds from shares issued ..............           709               940                           74                 66
     Reinvestment of cash distributions .......            65               125                            1                  1
     Cost of shares redeemed ..................          (199)             (752)                         (20)               (25)
                                                     --------          --------                      -------            -------
       Net Class A share transactions .........           575               313                           55                 42
                                                     --------          --------                      -------            -------
Increase (decrease) in net assets
  from share transactions .....................        42,774            71,541                          (58)             1,173
                                                     --------          --------                      -------            -------
Total increase/(decrease) in net assets .......        44,700            74,531                          413              2,028
                                                     --------          --------                      -------            -------
NET ASSETS:
Beginning of period ...........................       169,432            94,901                       38,878             36,850
                                                     --------          --------                      -------            -------
End of period .................................      $214,132          $169,432                      $39,291            $38,878
                                                     ========          ========                      =======            =======
                                                     National Tax Exempt Fund
                                                 ---------------------------------
                                                      For the
                                                 Six Months Ended       For the
                                                 November 30, 1998   Period Ended
                                                    (Unaudited)      May 31, 1998/1
                                                 -----------------   -------------
Investment activities:
Net investment income .........................      $  2,308          $   532
Net realized gain/(loss) on securities sold ...           261               --
Net unrealized appreciation
  of investments securities ...................           974              591
                                                     --------          -------
Net increase in net assets
  resulting from operations ...................         3,543            1,123
                                                     --------          -------
Distributions to shareholders:
   Net investment income
     Class I ..................................        (1,953)            (530)
     Class A ..................................            (1)              --
   Realized capital gains
     Class I ..................................            --               --
     Class A                                               --               --
                                                     --------          -------
Total distributions ...........................        (1,954)            (530)
                                                     --------          -------
Share Transactions:
   Class I
     Proceeds from shares issued ..............        27,630            1,962
     Reinvestment of cash distributions .......             1               --
     Proceeds from Common Fund (note 6) .......            --           78,943
     Cost of shares redeemed ..................        (7,624)          (1,239)
                                                     --------          -------
       Net Class I share transactions .........        20,007           79,666
                                                     --------          -------
   Class A
     Proceeds from shares issued ..............           370               --
     Reinvestment of cash distributions .......            --               --
     Cost of shares redeemed ..................            (1)              --
                                                     --------          -------
       Net Class A share transactions .........           369               --
                                                     --------          -------
Increase (decrease) in net assets
  from share transactions .....................        20,376           79,666
                                                     --------          -------
Total increase/(decrease) in net assets .......        21,965           80,259
                                                     --------          -------
NETASSETS:
Beginning of period ...........................        80,259               --
                                                     --------          -------
End of period .................................      $102,224          $80,259
                                                     ========          =======

1 Fund commenced operations on April 9, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Financial Statements

                         Armada Funds

Statement of Changes in Net Assets (000)

                                                                  Money Market Fund                Government Money Market Fund
                                                          --------------------------------       --------------------------------
                                                               For the                                For the
                                                          Six Months Ended       For the         Six Months Ended       For the
                                                          November 30, 1998    Year Ended        November 30, 1998    Year Ended
                                                             (Unaudited)      May 31, 1998          (Unaudited)      May 31, 1998
                                                          -----------------   ------------       -----------------   ------------
Investment activities:
   Net investment income .........................          $    72,156       $   128,512         $    34,135        $    58,026
   Net realized gain/(loss) on securities sold ...                   (2)               (4)                  1                 (1)
                                                            -----------       -----------         -----------        -----------
Net increase in net assets resulting
   from operations ...............................               72,154           128,508              34,136             58,025
                                                            -----------       -----------         -----------        -----------
Distributions to shareholders:
   Net investment income:
     Institutional ...............................              (49,913)         (103,139)            (26,330)           (47,874)
     Retail ......................................              (22,325)          (25,134)             (7,826)           (10,152)
     Class B .....................................                   (1)               --                  --                 --
   Realized capital gains:
     Institutional ...............................                   --                --                  --                 --
     Retail ......................................                   --                --                  --                 --
     Class B .....................................                   --                --                  --                 --
                                                            -----------       -----------         -----------        -----------
Total distributions ..............................              (72,239)         (128,273)            (34,156)           (58,026)
                                                            -----------       -----------         -----------        -----------

Share transactions:
   Institutional
     Proceeds from shares issued .................            2,233,403         5,718,525           1,564,524          3,557,896
     Reinvestment of cash distributions ..........                   43             1,914                 417                176
     Cost of shares redeemed .....................           (2,058,937)       (5,751,937)         (1,618,911)        (3,233,359)
                                                            -----------       -----------         -----------        -----------
        Net Class I share transactions ...........              174,509           (31,498)            (53,970)           324,713
                                                            -----------       -----------         -----------        -----------
   Retail
     Proceeds from shares issued .................            1,253,422         2,079,077             762,982            614,377
     Reinvestment of cash distributions ..........               14,284            14,552               1,647              1,400
     Cost of shares redeemed .....................             (767,863)       (1,742,976)           (386,871)          (526,921)
                                                            -----------       -----------         -----------        -----------
        Net Class A share transactions ...........              499,843           350,653             377,758             88,856
                                                            -----------       -----------         -----------        -----------
   Class B
     Proceeds from shares issued .................                   86                 6                  --                 --
     Reinvestment of cash distributions ..........                    1                --                  --                 --
     Cost of shares redeemed .....................                   (1)               (1)                 --                 --
                                                            -----------       -----------         -----------        -----------
        Net Class B share transactions ...........                   86                 5                  --                 --
                                                            -----------       -----------         -----------        -----------
Increase in net assets from
   share transactions ............................              674,438           319,160             323,788            413,569
                                                            -----------       -----------         -----------        -----------
Total increase in net assets .....................              674,353           319,395             323,768            413,568
                                                            -----------       -----------         -----------        -----------
NET ASSETS:
   Beginning of period ...........................            2,608,587         2,289,192           1,384,359            970,791
                                                            -----------       -----------         -----------        -----------
   End of period .................................          $ 3,282,940       $ 2,608,587         $ 1,708,127        $ 1,384,359
                                                            ===========       ===========         ===========        ===========

1  Fund commenced operations on September 15, 1998.

                             See Accompanying Notes

[GRAPHIC OMITTED]

                         Financial Statements

                         Armada Funds

                                                                                                  Ohio Municipal
                                                            Treasury Money Market Fund          Money Market Fund
                                                          ---------------------------------     -----------------
                                                               For the                                 For the
                                                          Six Months Ended        For the           Period Ended
                                                          November 30, 1998     Year Ended        November 30, 1998
                                                             (Unaudited)       May 31, 1998         (Unaudited)/1
                                                          -----------------    ------------       -----------------
Investment activities:
   Net investment income .........................            $   8,655        $    14,828            $     501
   Net realized gain/(loss) on securities sold ...                   75                  8                   --
                                                              ---------        -----------            ---------
Net increase in net assets resulting
   from operations ...............................                8,730             14,836                  501
                                                              ---------        -----------            ---------
Distributions to shareholders:
   Net investment income:
     Institutional ...............................               (8,104)           (14,531)                (499)
     Retail ......................................                 (487)              (297)                  (1)
     Class B .....................................                   --                 --                   --
   Realized capital gains:
     Institutional ...............................                   --                 --                   --
     Retail ......................................                   --                 --                   --
     Class B .....................................                   --                 --                   --
                                                              ---------        -----------            ---------
Total distributions ..............................               (8,591)           (14,828)                (500)
                                                              ---------        -----------            ---------

Share transactions:
   Institutional
     Proceeds from shares issued .................              855,625          1,565,848              148,059
     Reinvestment of cash distributions ..........                   26                 10                   --
     Cost of shares redeemed .....................             (881,456)        (1,482,587)             (50,301)
                                                              ---------        -----------            ---------
        Net Class I share transactions ...........              (25,805)            83,271               97,758
                                                              ---------        -----------            ---------
   Retail
     Proceeds from shares issued .................              165,776             14,124                6,631
     Reinvestment of cash distributions ..........                  246                271                   --
     Cost of shares redeemed .....................             (102,581)           (12,854)                 (56)
                                                              ---------        -----------            ---------
        Net Class A share transactions ...........               63,441              1,541                6,575
                                                              ---------        -----------            ---------
   Class B
     Proceeds from shares issued .................                   --                 --                   --
     Reinvestment of cash distributions ..........                   --                 --                   --
     Cost of shares redeemed .....................                   --                 --                   --
                                                              ---------        -----------            ---------
        Net Class B share transactions ...........                   --                 --                   --
                                                              ---------        -----------            ---------
Increase in net assets from
   share transactions ............................               37,636             84,812              104,333
                                                              ---------        -----------            ---------
Total increase in net assets .....................               37,775             84,820              104,334
                                                              ---------        -----------            ---------
NET ASSETS:
   Beginning of period ...........................              366,827            282,007                   --
                                                              ---------        -----------            ---------
   End of period .................................            $ 404,602        $   366,827            $ 104,334
                                                              =========        ===========            =========

                                                            Pennsylvania Tax Exempt                    Tax Exempt
                                                         Government Money Market Fund               Money Market Fund
                                                       ---------------------------------     ----------------------------------
                                                            For the                                For the
                                                       Six Months Ended        For the        Six Months Ended        For the
                                                       November 30, 1998     Year Ended       November 30, 1998     Year Ended
                                                          (Unaudited)       May 31, 1998         (Unaudited)       May 31, 1998
                                                       -----------------    ------------      -----------------    ------------
Investment activities:
   Net investment income .........................         $  1,855           $   3,188           $   8,543         $  16,326
   Net realized gain/(loss) on securities sold ...               --                 (10)                (36)               10
                                                           --------           ---------           ---------         ---------
Net increase in net assets resulting
   from operations ...............................            1,855               3,178               8,507            16,336
                                                           --------           ---------           ---------         ---------
Distributions to shareholders:
   Net investment income:
     Institutional ...............................           (1,357)             (2,280)             (5,604)          (13,748)
     Retail ......................................             (511)               (872)             (2,299)           (2,665)
     Class B .....................................               --                  --                  --                --
   Realized capital gains:
     Institutional ...............................               --                  --                  --                --
     Retail ......................................               --                  --                  --                --
     Class B .....................................               --                  --                  --                --
                                                           --------           ---------           ---------         ---------
Total distributions ..............................           (1,868)             (3,152)             (7,903)          (16,413)
                                                           --------           ---------           ---------         ---------

Share transactions:
   Institutional
     Proceeds from shares issued .................          120,952             171,384             360,845           881,569
     Reinvestment of cash distributions ..........               --                  --                   1                 1
     Cost of shares redeemed .....................          (89,800)           (159,015)           (381,013)         (833,210)
                                                           --------           ---------           ---------         ---------
        Net Class I share transactions ...........           31,152              12,369             (20,167)           48,360
                                                           --------           ---------           ---------         ---------
   Retail
     Proceeds from shares issued .................           63,717             127,747             352,970           381,022
     Reinvestment of cash distributions ..........              229                 295               2,489             2,404
     Cost of shares redeemed .....................          (52,943)           (115,504)           (249,506)         (322,804)
                                                           --------           ---------           ---------         ---------
        Net Class A share transactions ...........           11,003              12,538             105,953            60,622
                                                           --------           ---------           ---------         ---------
   Class B
     Proceeds from shares issued .................               --                  --                  --                --
     Reinvestment of cash distributions ..........               --                  --                  --                --
     Cost of shares redeemed .....................               --                  --                  --                --
                                                           --------           ---------           ---------         ---------
        Net Class B share transactions ...........               --                  --                  --                --
                                                           --------           ---------           ---------         ---------
Increase in net assets from
   share transactions ............................           42,155              24,907              85,786           108,982
                                                           --------           ---------           ---------         ---------
Total increase in net assets .....................           42,142              24,933              86,390           108,905
                                                           --------           ---------           ---------         ---------
NET ASSETS:
   Beginning of period ...........................          106,639              81,706             551,501           442,596
                                                           --------           ---------           ---------         ---------
   End of period .................................         $148,781           $ 106,639           $ 637,891         $ 551,501
                                                           ========           =========           =========         =========

1  Fund commenced operations on September 15, 1998.

                                                  See Accompanying Notes

[GRAPHIC OMITTED]

                         Notes to Financial Statements  (Unaudited)

1.  Fund Organization

   Armada Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is comprised of twenty four funds each of which is authorized to issue two classes of shares designated as I and A shares. Effective January 1, 1998, the International Equity, Small Cap Growth, Small Cap Value, Equity Growth, Core Equity, Equity Income, Bond, Intermediate Bond and Money Market Funds additionally began offering a third class of shares designated as B shares. Effective May 4, 1998 and November 12, 1998 the Tax Managed Equity and Balanced Allocation Funds, respectively, also began offering a third class of shares designated as B shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution and/or shareholder service fees and investment minimums. Class A shares are sold subject to a front-end sales charge and Class B shares are sold with a contingent deferred sales charge, both of which may be reduced or waived under certain circumstances.

   The Trust currently has five Series that consist of the following Funds:

Equity Series

International Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Equity Growth Fund, Tax Managed Equity Fund, Core Equity Fund, Equity Index Fund, and Equity Income Fund;

Allocation Series

Balanced Allocation Fund;

Income Series

Total Return Advantage Fund, Bond Fund, Intermediate Bond Fund, GNMA Fund, Enhanced Income Fund, and Real Return Advantage Fund;

Tax Exempt Series

Ohio Tax Exempt Fund, Pennsylvania Municipal Fund, and National Tax Exempt Fund;

Money Market Series

Money Market Fund, Government Money Market Fund, Treasury Money Market Fund, Ohio Municipal Money Market Fund, Pennsylvania Tax Exempt Money Market Fund, and Tax Exempt Money Market Fund.

   As of the date of this report, the Real Return Advantage Fund had not commenced operations.

   Effective November 19, 1997, the names of the Armada Mid Cap Regional, Fixed Income, Intermediate Government, Government, Treasury, Tax Exempt and Pennsylvania Tax Exempt Funds were changed to the Armada Small Cap Value, Intermediate Bond, Bond, Government Money Market, Treasury Money Market, Tax Exempt Money Market and Pennsylvania Tax Exempt Money Market Funds, respectively.

   Fund Reorganization: On May 3, 1996, Integra Financial Corporation ("Integra Financial") merged into National City Corporation ("National City"). Integra Trust Company, an affiliate of Integra Financial served as Investment Adviser to Inventor Funds, Inc. ("Inventor").

   As part of the Reorganization, on September 9, 1996, the Inventor Equity Growth Fund, Inventor GNMA Securities Fund, Inventor Intermediate Government Securities Fund, Inventor Pennsylvania Municipal Bond Fund, and Inventor Pennsylvania Tax Exempt Money Market Fund (the "Predecessor Funds") transferred all of their assets and liabilities with approximate values of $47,517,535, $63,566,229, $92,883,276, $36,673,181 and $74,142,677, respectively, in exchange for shares of the Armada Equity Growth Fund, Armada GNMA Fund, Armada Bond Fund, Armada Pennsylvania Municipal Fund and Armada Pennsylvania Tax Exempt Money Market Fund, respectively. Net unrealized appreciation/(depreciation) on investment securities included in the above amounts were $3,942,382, ($1,064,753), ($1,459,226), $344,245 and $0, respectively. The Reorganization was executed as a tax-free reorganization in accordance with Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") The results of operations, changes in net assets and financial highlights of the Armada Equity Growth Fund, Armada GNMA Fund, Armada Bond Fund, Armada Pennsylvania Municipal Fund and Armada Pennsylvania Tax Exempt Money Market Fund for the year ended May 31, 1997 include those of the Predecessor Funds.

   In accordance with provisions of the Reorganization Agreement, The Trust and Inventor were each responsible for payment of their own expenses incurred in connection with the Reorganization to the extent not borne by their respective

Investment Advisers. Accordingly, the Trust recognized approximately $200,000 in costs connected with the Reorganization, which has been allocated among the various funds in the Trust.

[GRAPHIC OMITTED]

                         Notes to Financial Statements  (Unaudited)

2.  Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the International Equity, Small Cap Growth, Small Cap Value, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Money Market, Government Money Market, Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds, (the "Funds").

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   The Ohio Tax Exempt, Pennsylvania Municipal, Ohio Municipal Money Market and the Pennsylvania Tax Exempt Money Market Funds follow an investment policy of investing primarily in municipal obligations of one state. The National Tax Exempt and the Tax Exempt Money Market Funds follow an investment policy of investing in municipal obligations of various states which may, at times, comprise concentrations in one or several states. Economic changes affecting each state and related public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and the Tax Exempt Money Market Funds.

   Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Statement of Net Assets.

   Portfolio Valuation: With respect to the International Equity, Small Cap Growth, Small Cap Value, Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income, Balanced Allocation, Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal and National Tax Exempt Funds, investment securities are valued at their closing sales price if the principal market is an exchange, or if a sale is not reported for that day, at the mean between the most recent quoted bid and asked prices. Unlisted securities, securities traded on a national securities market for which market quotations are readily available, and temporary cash investments acquired more than 60 days from maturity, are valued at the mean between quoted bid and asked prices. Such valuations are provided by one or more independent pricing services when such valuations are believed to reflect fair market value. When valuing securities, pricing services consider institutional size trading in similar groups of securities and any developments related to specific issues, among other things. Short-term investments with maturities of 60 days or less may be valued on the basis of amortized cost, unless the Trust's Board of Trustees determines that this does not represent fair value. Investment securities in the Money Market, Government Money Market, Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are valued twice daily for processing subscription and redemption orders. Investment securities are valued on the basis of amortized cost which has been determined by the Board of Trustees to represent the fair value of the Funds' investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of any applicable discount or premium.

   Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Dividends are recorded on ex-dividend date. Expenses common to all of the Funds in the Trust are allocated among them.

   Dividends and Distributions to Shareholders: Dividends from the net investment income of the Equity Growth, Tax Managed Equity, Core Equity, Equity Index, Equity Income and Balanced Allocation Funds are declared and paid quarterly; dividends from net investment income of the International Equity, Small Cap Growth and Small Cap Value Funds are declared and paid annually. With respect to each Fund, net income for dividend purposes consists of dividends, interest income, and discounts earned (including both original issue and market discount), less amortization of any market premiums and accrued expenses. Dividends from the net investment income of the Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Money Market, Government Money Market, Treasury Money Market, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market and Tax Exempt Money Market Funds are declared daily and paid no later than five business days after the end of the month. Net investment income of the Total Return Advantage, Bond, Intermediate Bond, GNMA, Enhanced Income, Money Market, Government Money

[GRAPHIC OMITTED]

                         Notes to Financial Statements (Unaudited)

Market, and Treasury Money Market Funds consists of dividend and interest income, discount earned (including both original issue and market discount), less amortization of any market premiums and accrued expenses. Net investment income of the Ohio Tax Exempt, Pennsylvania Municipal, National Tax Exempt, Ohio Municipal Money Market, Pennsylvania Tax Exempt Money Market, and Tax Exempt Money Market Funds consists of interest accrued, original issue discount earned, less amortization of any market premium and accrued expenses. Any net realized capital gains will be distributed at least annually for all the Funds.

   Federal Income Taxes: Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

   At November 30, 1998, the total cost of securities and the net realized capital gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The International Equity Fund had capital loss carryforwards at May 31,1998 of $1,196,117 expiring in 2007. It is the intention of the International Equity Fund to pass through foreign tax credits of $247,000.

   Organization Costs: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses incurred through June 30, 1998, are being amortized on a straight-line basis over a period of five years from the date of commencement of operations. In accordance with AICPA Statement of Position 98-5, "Reporting on the Costs of Start-up Activities," any organization expenses incurred subsequent to June 30, 1998, will be expensed as incurred.

   Foreign Currency Translation: The books and records of the International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

   Forward Foreign Currency Contracts: The International Equity Fund enters into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. At November 30, 1998 open forward foreign currency contracts were as follows:

                                                                  Unrealized
                                   Currency to                   Appreciation
                        Maturity   (Deliver)/    In Exchange    (Depreciation)
                           Date      Receive         for            (000)
                        --------   -----------   -----------    --------------
Foreign Currency
    Sales               12/01/98   UK (4,690)      $(7,790)            --
UK--British Pound Sterling

   Futures Contracts: During the period, the Small Cap Growth and Equity Index Funds bought and sold financial futures contracts for the purpose of hedging the portfolios against adverse effects of anticipated movements in the market or to maintain liquidity. When investing in futures contracts, the Funds bear the market risk that arises from changes in the value of these financial instruments. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts and payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At November 30, 1998 open futures contracts were as follows:

                                  Market Value
                        Number     Covered by                    Unrealized
                          of        Contracts      Settlement       Gain
Fund                  Contracts       (000)          Month          (000)
----                  ---------   ------------     ----------    ----------
Small Cap Growth -
    Russell 2000
     Futures             25           4,971          Dec-98          442
Equity Index -
    S&P 500
     Futures             11           3,197          Dec-98          321

   Mortgage Dollar Rolls: For the purpose of enhancing the Fund's yield, the GNMA Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls as purchases and sales and maintains liquid high-grade securities in an amount at least equal to its commitment to repurchase.

[GRAPHIC OMITTED]

                         Notes to Financial Statements  (Unaudited)

   Repurchase Agreements: Repurchase Agreements are considered loans under the 1940 Act. In connection therewith, the Trust's custodian receives and holds collateral of not less than 102% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Trust maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

3. Investment Adviser, Distribution Fees and Other Related Party Transactions

   Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company, ("IMC" or the "Adviser"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds. For the period ended November 30, 1998, the Adviser has earned and waived fees as follows:

                                Annual     Earned     Waived
                                 Rate       (000)      (000)
                                ------     --------   ------
International Equity Fund.....    1.15%     $  632    $   --
Small Cap Growth Fund.........    1.00%        232        --
Small Cap Value Fund..........    1.00%      1,062        --
Equity Growth Fund............    0.75%      3,500        --
Tax Managed Equity Fund.......    0.75%        456       115
Core Equity Fund..............    0.75%        426        --
Equity Index Fund.............    0.35%        156       156
Equity Income Fund............    0.75%      1,241        --
Balanced Allocation Fund......    0.75%        153        22
Total Return Advantage Fund...    0.55%        849       308
Bond Fund.....................    0.55%      1,444        --
Intermediate Bond Fund........    0.55%        583       159
GNMA Fund.....................    0.55%        235        --
Enhanced Income Fund..........    0.45%        167        93
Ohio Tax Exempt Fund..........    0.55%        537       537
Pennsylvania Municipal
   Fund.......................    0.55%        107        68
National Tax Exempt Fund......    0.55%        237       237
Money Market Fund.............    0.35%      5,000     1,428
Government Money
   Market Fund................    0.35%      2,384       681
Treasury Money Market Fund....    0.30%        573        95
Ohio Municipal Money
   Market Fund................    0.35%         59        41
Pennsylvania Tax Exempt
   Money Market Fund..........    0.40%        261       163
Tax Exempt Money
   Market Fund................    0.35%      1,030       589

   At November 30, 1998, advisory fees accrued and unpaid amounted to:

                                                       (000)
                                                      -------
International Equity Fund...........................   $147
Small Cap Growth Fund...............................     51
Small Cap Value Fund................................    212
Equity Growth Fund..................................    770
Tax Managed Equity Fund.............................    139
Core Equity Fund....................................     76
Equity Index Fund...................................    (2)
Equity Income Fund..................................    273
Balanced Allocation Fund............................     33
Total Return Advantage Fund.........................     90
Bond Fund...........................................    335
Intermediate Bond Fund..............................     99
GNMA Fund...........................................     39
Enhanced Income Fund................................     13
Ohio Tax Exempt Fund................................     --
Pennsylvania Municipal Fund.........................      6
National Tax Exempt Fund............................     --
Money Market Fund...................................    635
Government Money Market Fund........................    343
Treasury Money Market Fund..........................     81
Ohio Municipal Money Market Fund....................     12
Pennsylvania Tax Exempt
    Money Market Fund...............................     18
Tax Exempt Money Market Fund........................     78

   During the fiscal year ended May 31, 1998, the Adviser contributed $466,000 to the Equity Growth Fund to offset the Fund's realized loss incurred on the sale of a Standard & Poor's Depository Receipt, "SPDR".

   National Asset Management Corporation ("NAM") serves as investment sub-adviser (the "Sub Adviser") to the Core Equity and Total Return Advantage Funds. No fees are paid to the Sub-Adviser directly from the Trust.

   Wellington Management Company, LLP served, prior to August 1, 1998, as the investment sub-adviser to the Small Cap Growth Fund and was entitled to earn a fee pursuant to such agreement. Prior to the Reorganization, Integra Trust Company served as investment adviser to the Pennsylvania Municipal and Pennsylvania Tax Exempt Money Market Funds and Weiss, Peck & Greer LLC ("WP&G") served as sub-adviser to Integra Trust Company. Subsequent to the Reorganization, WP&G continued to serve under an agreement with National City Bank and was entitled to earn a fee pursuant to such agreement. No fees were paid to the Sub-Adviser directly from the Trust. Effective October 1, 1997, the agreement with WP&G terminated and the Adviser assumed full investment management responsibilities.

[GRAPHIC OMITTED]

                         Notes to Financial Statements  (Unaudited)

   The Trust maintains a Shareholder Services Plan (the "Services Plan") with respect to the Class A and B shares in the Funds. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Class A or B shares in consideration for payment, listed in the table below, on an annual basis of the net asset value of the Class A or B shares. For the period ended November 30, 1998, fees paid under the Service Plan to NatCity Investments, Inc., a wholly-owned subsidiary of National City Corporation are as follows:

                                        Annual      Earned
                                         Rate        (000)
                                        ------      ------
International Equity Fund............    0.25%       $ --
Small Cap Growth Fund................    0.25%         --
Small Cap Value Fund.................    0.25%         56
Equity Growth Fund...................    0.25%         87
Tax Managed Equity Fund..............    0.25%         --
Core Equity Fund.....................    0.25%          1
Equity Index Fund....................    0.25%         --
Equity Income Fund...................    0.25%         69
Balanced Allocation Fund.............    0.25%         --
Total Return Advantage Fund..........    0.25%          2
Bond Fund............................    0.25%          1
Intermediate Bond Fund...............    0.25%          4
GNMA Fund............................    0.25%          1
Enhanced Income Fund.................    0.10%         --
Ohio Tax Exempt Fund.................    0.10%          2
Pennsylvania Municipal
   Fund..............................    0.10%         --
National Tax Exempt Fund.............    0.10%         --
Money Market Fund....................    0.15%        676
Government Money Market Fund.........    0.15%        242
Treasury Money Market Fund...........    0.15%         40
Ohio Municipal Money Market Fund.....    0.15%         --
Pennsylvania Tax Exempt
   Money Market Fund.................    0.15%         28
Tax Exempt Money Market Fund.........    0.15%        134

   National City Bank serves as the Fund's Custodian. For the period ended November 30, 1998, National City Bank has earned custodian fees as follows:

                                                       (000)
                                                       -----
International Equity Fund...........................   $155
Small Cap Growth Fund...............................      6
Small Cap Value Fund...............................      26
Equity Growth Fund.................................      93
Tax Managed Equity Fund............................      18
Core Equity Fund....................................     11
Equity Index Fund...................................      9
Equity Income Fund..................................     33
Balanced Allocation Fund............................      4
Total Return Advantage Fund.........................     31
Bond Fund...........................................     52
Intermediate Bond Fund..............................     21
GNMA Fund...........................................      8
Enhanced Income Fund................................      8
Ohio Tax Exempt Fund................................     30
Pennsylvania Municipal Fund.........................      4
National Tax Exempt Fund............................      9
Money Market Fund...................................    286
Government Money Market Fund........................     75
Treasury Money Market Fund..........................     38
Ohio Municipal Money Market Fund....................      3
Pennsylvania Tax Exempt Money Market Fund...........     13
Tax Exempt Money Market Fund........................     58

   The Trust and SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company ("SEI" or "Distributor") are parties to a distribution agreement dated May 1, 1998. The Distributor receives no fees for its distribution services under this agreement.

   SEI served as distributor to the Bond, GNMA, Pennsylvania Municipal, and Pennsylvania Tax Exempt Money Market Funds prior to the Reorganization. Under Rule 12b-1 Distribution Plan, SEI earned and waived Fees at an annual rate of up to 0.25% of average daily net assets of the Predecessor Funds' Class A shares.

   Each Trustee receives an annual fee of $15,000 plus $3,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $5,000 per annum for services in such

[GRAPHIC OMITTED]

                         Notes to Financial Statements  (Unaudited)

capacity. Such fees are paid for services rendered to all of the Funds and are allocated accordingly. No person who is an officer, director, trustee, or employee of the Investment Advisers, Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

   Expenses paid for the period ended November 30, 1998, include legal fees paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

   The Trust and SEI Investments Mutual Fund Services (the "Administrator") are parties to an Administration Agreement dated May 1, 1998, under which the Administrator provides administrative services for an annual fee of 0.07% of the aggregate average daily net assets of the Funds up to the first eighteen billion and 0.06% of the aggregate average daily net assets of the Funds over eighteen billion. Prior to May 2, 1998, PFPC Inc. ("PFPC") served as Administrator and Accounting Agent to the Trust. As compensation for services performed, each Fund paid PFPC an asset based fee plus reimbursement of reasonable out-of-pocket expenses.

4.  Purchases and Sales of Securities

   During the period ended November 30, 1998, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                    Purchases        Sales
                                    ---------        -----
 International Equity Fund.....  $127,347,093   $100,495,477
 Small Cap Growth Fund.........    42,652,983     28,306,801
 Small Cap Value Fund..........   117,435,941    113,862,125
 Equity Growth Fund............   819,323,545    194,326,571
 Tax Managed Equity Fund.......     4,210,428      5,373,460
 Core Equity Fund..............    29,445,357     26,844,502
 Equity Index Fund.............   150,036,644      9,046,790
 Equity Income Fund............    66,491,210     39,948,338
 Balanced Allocation Fund......    44,986,895     10,521,218
 Total Return Advantage Fund...    83,591,072     60,579,998
 Bond Fund.....................   276,050,126    322,810,197
 Intermediate Bond Fund........   202,728,203    128,652,388
 GNMA Fund.....................     1,008,672        481,908
 Enhanced Income Fund..........    41,246,227     26,558,159
 Ohio Tax Exempt Fund..........    42,723,213      2,890,130
 Pennsylvania Municipal Fund...     3,711,483      2,792,292
 National Tax Exempt Fund......    29,507,543      8,622,090

   Purchases and sales of long-term U.S. government obligations were:

                                   Purchases        Sales
                                   ---------        -----
 Total Return Advantage Fund.. $  141,004,203   $142,445,007
 Bond Fund....................  1,286,536,592    634,479,553
 Intermediate Bond Fund.......    255,034,871    188,366,153
 GNMA Fund....................     48,758,840     44,122,944
 Enhanced Income Fund.........     38,986,530     54,155,459

   At November 30, 1998 the total cost of securities for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at November 30, 1998, is as follows:

                              Aggregate       Aggregate
                                Gross           Gross
                            Appreciation     Depreciation         Net
                                (000)            (000)           (000)
                            ------------      -----------        -----
International Equity Fund... $ 21,682          $ (4,929)      $ 16,753
Small Cap Growth Fund.......    7,741            (4,024)         3,717
Small Cap Value Fund........   34,085           (36,383)        (2,298)
Equity Growth Fund..........  241,103           (28,652)       212,451
Tax Managed Equity Fund.....  166,685              (182)       166,503
Core Equity Fund............   24,942            (2,795)        22,147
Equity Index Fund...........    9,636            (7,157)         2,479
Equity Income Fund..........  112,354            (7,826)       104,528
Balanced Allocation Fund....    2,617            (1,213)         1,404
Total Return Advantage Fund.   11,195              (277)        10,918
Bond Fund...................   12,367            (1,008)        11,359
Intermediate Bond Fund......    3,538              (195)         3,343
GNMA Fund...................    1,477              (178)         1,299
Enhanced Income Fund........      525               (87)           438
Ohio Tax Exempt Fund........    8,278              (103)         8,175
Pennsylvania Municipal Fund.    2,041               (37)         2,004
National Tax Exempt Fund....    3,842               (91)         3,751

[GRAPHIC OMITTED]
                         Notes to Financial Statements  (Unaudited)

5.  Shares of Beneficial Interest

   The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes of shares and to classify or reclassify any class of shares into one or more series of shares. Transactions in capital shares are summarized on the following pages for the Funds.

                                                                       For the Period Ended November 30, 1998 (000)
                                               -------------------------------------------------------------------------------------
                                                        Class I                     Class A                         Class B
                                               ------------------------      -----------------------       -------------------------
                                                 Shares         Value         Shares         Value           Shares          Value
                                                 ------         -----         ------         -----           ------          -----
International Equity Fund
Shares sold ..............................         2,825       $ 29,360             35       $    373              2         $   22
Shares reinvested ........................            --             --             --             --             --             --
Shares repurchased .......................          (318)        (3,296)            (3)           (34)            --             (1)
                                               ---------       --------      ---------       --------      ---------         ------
Net increase .............................         2,507       $ 26,064             32            339              2         $   21
                                               =========       ========      =========       ========      =========         ======
Small Cap Growth Fund
Shares sold ..............................         2,035       $ 21,053             24       $    265             61         $  669
Shares reinvested ........................            --             --             --             --             --             --
Shares repurchased .......................          (728)        (7,744)            (5)           (52)           (60)          (660)
                                               ---------       --------      ---------       --------      ---------         ------
Net increase .............................         1,307       $ 13,309             19       $    213              1         $    9
                                               =========       ========      =========       ========      =========         ======
Small Cap Value Fund
Shares sold ..............................         2,117       $ 29,146            633       $  8,438             16         $  207
Shares reinvested ........................            23            352             --              4             --             --
Shares repurchased .......................        (2,352)       (31,528)          (489)        (6,530)            --             (1)
                                               ---------       --------      ---------       --------      ---------         ------
Net increase/(decrease) ..................          (212)      $ (2,030)           144       $  1,912             16         $  206
                                               =========       ========      =========       ========      =========         ------
Equity Growth Fund
Shares sold ..............................        52,249       $671,977          4,108       $ 92,158             12         $  252
Shares sold from common fund .............        11,713        155,473             --             --             --             --
Shares reinvested ........................            --             --             --             --             --             --
Shares repurchased .......................       (28,419)      (107,062)          (361)       (16,080)            --            (13)
                                               ---------       --------      ---------       --------      ---------         ------
Net increase .............................        35,543       $720,388          3,747       $ 78,078             12         $  239
                                               =========       ========      =========       ========      =========         ======
Tax Managed Equity Fund
Shares sold ..............................           345       $  3,502            155       $  1,615             72         $  773
Shares sold from common fund .............         4,949         36,638             --             --             --             --
Shares reinvested ........................            --              1             --              1             --              1
Shares repurchased .......................          (962)        (9,878)            (4)           (75)            --            (12)
                                               ---------       --------      ---------       --------      ---------         ------
Net increase .............................         4,332       $ 30,263            151       $  1,541             72         $  762
                                               =========       ========      =========       ========      =========         ------
Core Equity Fund
Shares sold ..............................           172       $  1,966             31       $    351             24         $  286
Shares reinvested ........................             4             46             --             --             --             --
Shares repurchased .......................           (25)          (287)           (20)          (235)            --             (1)
                                               ---------       --------      ---------       --------      ---------         ------
Net increase .............................           151       $  1,725             11       $    116             24         $  285
                                               =========       ========      =========       ========      =========         =======

[GRAPHIC OMITTED]

                   Notes to Financial Statements (Unaudited)

                                                                       For the Period Ended November 30, 1998 (000)
                                                  ------------------------------------------------------------------------------
                                                          Class I                     Class A                       Class B
                                                  ----------------------          -------------------         ------------------
                                                   Shares        Value            Shares        Value          Shares      Value
                                                   ------        -----            ------        -----          ------      -----
Equity Index Fund*
Shares sold ...............................        15,409       $152,333             52         $  487             --        $   --
Shares reinvested .........................            33            281             --             --             --            --
Shares repurchased ........................        (1,024)        (9,441)            --             --             --            --
                                                ---------       --------      ---------         ------        -------        ------
Net increase ..............................        14,418       $143,173             52         $  487             --        $   --
                                                =========       ========      =========         ======        =======        ======
Equity Income Fund
Shares sold ...............................         2,752       $ 45,662            165         $2,771             32        $  541
Shares sold from common fund ..............        12,893        160,431             --             --             --            --
Shares reinvested .........................            44            708              1             11             --             1
Shares repurchased ........................        (1,328)       (21,556)           (31)          (872)            --           (18)
                                                ---------       --------      ---------         ------        -------        ------
Net increase ..............................        14,361       $185,245            135         $1,910             32        $  524
                                                =========       ========      =========         ======        =======        ======
Balanced Allocation Fund*
Shares sold ...............................         6,005       $ 59,867             29         $  281             10        $   94
Shares reinvested .........................            12            114             --             --             --            --
Shares repurchased ........................          (645)        (6,139)            --             --             --            --
                                                ---------       --------      ---------         ------        -------        ------
Net increase ..............................         5,372       $ 53,842             29         $  281             10        $   94
                                                =========       ========      =========         ======        =======        ======
Total Return Advantage Fund
Shares sold ...............................         3,342       $ 34,529            332         $3,446             --        $   --
Shares reinvested .........................           534          5,566              7             69             --            --
Shares repurchased ........................        (2,773)       (28,774)           (29)          (320)            --            --
                                                ---------       --------      ---------         ------        -------        ------
Net increase ..............................         1,103       $ 11,321            310         $3,195             --        $   --
                                                =========       ========      =========         ======        =======        ======
Bond Fund
Shares sold ...............................        46,658       $263,764            132         $1,387             40        $  417
Shares sold from common fund ..............        42,948        436,844             --             --             --            --
Shares reinvested .........................           193          2,026              1              7             --             3
Shares repurchased ........................       (29,456)       (86,260)            (8)           (93)            --            (5)
                                                ---------       --------      ---------         ------        -------        ------
Net increase ..............................        60,343       $616,374            125         $1,301             40        $  415
                                                =========       ========      =========         ======        =======        ======
Intermediate Bond Fund
Shares sold ...............................        10,310       $110,325            115         $1,238             24        $  259
Shares sold from common fund ..............         6,642         70,508             --             --             --            --
Shares reinvested .........................           148          1,587              6             69             --             1
Shares repurchased ........................        (4,452)       (47,866)           (86)          (931)            --            (1)
                                                ---------       --------      ---------         ------        -------        ------
Net increase ..............................        12,648       $134,554             35         $  376             24        $  259
                                                =========       ========      =========         ======        =======        ======
GNMA Fund
Shares sold ...............................           714       $  7,396             67         $  695             --        $   --
Shares reinvested .........................            17            175              2             21             --            --
Shares repurchased ........................          (533)        (5,533)           (10)          (106)            --            --
                                                ---------       --------      ---------         ------        -------        ------
Net increase ..............................           198       $  2,038             59         $  610             --        $   --
                                                =========       ========      =========         ======        =======        ======

--------------------
*Fund commenced operations on July 10, 1998.

[GRAPHIC OMITTED]

                         Notes to Financial Statements  (Unaudited)

                                                                       For the Period Ended November 30, 1998 (000)
                                                  --------------------------------------------------------------------------------
                                                           Class I                          Class A                     Class B
                                                  -------------------------         -------------------------      -----------------
                                                    Shares           Value           Shares          Value         Shares     Value
                                                    ------           -----           ------          -----         ------     -----
Enhanced Income Fund
Shares sold ..............................           3,048         $ 30,840               17          $ 170           --        $ --
Shares reinvested ........................             110            1,112                1              8           --          --
Shares repurchased .......................          (3,003)         (30,402)             (35)          (354)          --          --
                                                  --------         --------         --------          -----           --        ----
Net increase/(decrease) ..................             155         $  1,550              (17)         $(176)          --        $ --
                                                  ========         ========         ========          =====           ==        ====
Ohio Tax Exempt Fund
Shares sold ..............................           4,708         $ 52,648               63          $ 709           --        $ --
Shares reinvested ........................              12              132                6             65           --          --
Shares repurchased .......................            (948)         (10,581)             (18)          (199)          --          --
                                                  --------         --------         --------          -----           --        ----
Net increase .............................           3,772         $ 42,199               51          $ 575           --        $ --
                                                  ========         ========         ========          =====           ==        ====
Pennsylvania Municipal Fund
Shares sold ..............................             230         $  2,423                7          $  74           --        $ --
Shares reinvested ........................               1               20               --              1           --          --
Shares repurchased .......................            (244)          (2,556)              (2)           (20)          --          --
                                                  --------         --------         --------          -----           --        ----
Net increase/(decrease) ..................             (13)        $   (113)               5          $  55           --        $ --
                                                  ========         ========         ========          =====           ==        ====
National Tax Exempt Fund
Shares sold ..............................             608         $  6,134               37          $ 370           --        $ --
Shares sold from common fund .............           2,165           21,496               --             --           --          --
Shares reinvested ........................              --                1               --             --           --          --
Shares repurchased .......................            (754)          (7,624)              --             (1)          --          --
                                                  --------         --------         --------          -----           ==        ----
Net increase .............................           2,019         $ 20,007               37          $ 369           --        $ --
                                                  ========         ========         ========          =====           ==        ====

   Since the following Funds have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments, and redemptions is the same as the amounts shown below for such transactions:

                                                                              For the Period Ended November 30, 1998 (000)
                                                                        ------------------------------------------------------
                                                                         Class I                  Class A              Class B
                                                                         -------                  -------              -------
Money Market Fund
Shares sold ................................................            $ 2,233,403             $ 1,253,422             $   86
Shares reinvested ..........................................                     43                  14,284                  1
Shares repurchased .........................................             (2,058,937)               (767,863)                (1)
                                                                        -----------             -----------             ------
Net increase ...............................................            $   174,509             $   499,843             $   86
                                                                        ===========             ===========             ======
Government Money Market Fund
Shares sold ................................................            $ 1,564,524             $   762,982             $   --
Shares reinvested ..........................................                    417                   1,647                 --
Shares repurchased .........................................             (1,618,911)               (386,871)                --
                                                                        -----------             -----------             ------
Net increase/(decrease) ....................................            $   (53,970)            $   377,758             $   --
                                                                        ===========             ===========             ======
Treasury Money Market Fund
Shares sold ................................................            $   855,625             $   165,776             $   --
Shares reinvested ..........................................                     26                     246                 --
Shares repurchased .........................................               (881,456)               (102,581)                --
                                                                        -----------             -----------             ------
Net increase/(decrease) ....................................            $   (25,805)            $    63,441             $   --
                                                                        ===========             ===========             ======
Ohio Municipal Money Market Fund*
Shares sold ................................................            $   148,059             $     6,631             $   --
Shares reinvested ..........................................                     --                      --                 --
Shares repurchased .........................................                (50,301)                    (56)                --
                                                                        -----------             -----------             ------
Net increase ...............................................            $    97,758             $     6,575             $   --
                                                                        ===========             ===========             ======

-------------------
*Fund commenced operations on September 15, 1998.

[GRAPHI OMITTED]

                         Notes to Financial Statements  (Unaudited)

                                                 For the Period Ended November 30, 1998 (000)
                                                 --------------------------------------------
                                                   Class I          Class A         Class B
                                                   -------          -------         -------
Pennsylvania Tax Exempt Money Market Fund
Shares sold .............................        $ 102,952         $  63,717         $ --
Shares reinvested .......................               --               229           --
Shares repurchased ......................          (89,800)          (52,943)          --
                                                 ---------         ---------         ----
Net increase ............................        $  31,152         $  11,003         $ --
                                                 =========         =========         ====
Tax Exempt Money Market Fund
Shares sold .............................        $ 360,845         $ 352,970         $ --
Shares reinvested .......................                1             2,489           --
Shares repurchased ......................         (381,013)         (249,506)          --
                                                 ---------         ---------         ----
Net increase/(decrease) .................        $ (20,167)        $ 105,953         $ --
                                                 =========         =========         ====

                                                                       For the Period Ended May 31, 1998 (000)
                                               -------------------------------------------------------------------------------
                                                        Class I                      Class A                     Class B
                                               ------------------------      ----------------------       --------------------
                                                 Shares          Value         Shares        Value        Shares         Value
                                                 ------          -----         ------        -----        ------         -----
International Equity Fund*
Shares sold ..............................        12,708      $ 127,644             30      $   308             --      $   2
Shares reinvested ........................            --              3             --           --             --         --
Shares repurchased .......................          (185)        (1,906)            (4)         (44)            --         (1)
                                               ---------      ---------      ---------      -------      ---------      -----
Net increase .............................        12,523      $ 125,741             26      $   264             --      $   1
                                               =========      =========      =========      =======      =========      =====
Small Cap Growth Fund*
Shares sold ..............................         4,822      $  51,438             30      $   364              2      $  22
Shares reinvested ........................             8             79             --           --             --         --
Shares repurchased .......................          (170)        (1,949)            (2)         (26)            (2)       (21)
                                               ---------      ---------      ---------      -------      ---------      -----
Net increase .............................         4,660      $  49,568             28      $   338             --      $   1
                                               =========      =========      =========      =======      =========      =====
Small Cap Value Fund
Shares sold ..............................         6,633      $ 108,947            367      $ 6,063             35      $ 544
Shares reinvested ........................         1,006         15,365             61          915             --         --
Shares repurchased .......................        (2,710)       (44,464)           (71)      (1,135)           (31)      (490)
                                               ---------      ---------      ---------      -------      ---------      -----
Net increase .............................         4,929      $  79,848            357      $ 5,843              4      $  54
                                               =========      =========      =========      =======      =========      =====
Equity Growth Fund
Shares sold ..............................         5,311      $ 112,234            225      $ 4,854             14      $ 308
Shares reinvested ........................           839         15,580             44          816             --         --
Shares repurchased .......................        (3,367)       (72,440)           (60)      (1,269)           (13)      (287)
                                               ---------      ---------      ---------      -------      ---------      -----
Net increase .............................         2,783      $  55,374            209      $ 4,401              1      $  21
                                               =========      =========      =========      =======      =========      =====
Tax Managed Equity Fund**
Shares sold ..............................           145      $   1,477              1      $    10              9      $  88
Shares sold from Common Fund .............        16,361        163,615             --           --             --         --
Shares reinvested ........................            --             --             --           --             --         --
Shares repurchased .......................          (507)        (5,090)            --           --             --         --
                                               ---------      ---------      ---------      -------      ---------      -----
Net increase .............................        15,999      $ 160,002              1      $    10              9      $  88
                                               =========      =========      =========      =======      =========      =====
Core Equity Fund*
Shares sold ..............................        10,369      $ 106,584             36      $   399             --      $   2
Shares reinvested ........................            49            503             --           --             --         --
Shares repurchased .......................          (952)       (10,061)            --           (2)            --         --
                                               ---------      ---------      ---------      -------      ---------      -----
Net increase .............................         9,736      $  97,026             36      $   397             --          2
                                               =========      =========      =========      =======      =========      =====


--------------------
 *Fund commenced operations on August 1, 1997.
**Fund commenced operations on April 9, 1998.

[GRAPHIC OMITTED]
                         Notes to Financial Statements  (Unaudited)

                                                                           For the Period Ended May 31, 1998 (000)
                                               -------------------------------------------------------------------------------
                                                       Class I                      Class A                      Class B
                                               ------------------------      ------------------------     --------------------
                                                 Shares          Value        Shares         Value        Shares        Value
                                                 ------          -----        ------         -----        ------         -----
Equity Income Fund
Shares sold ..............................         4,192      $  70,486            114      $ 1,955            3        $  45
Shares reinvested ........................           353          5,680              2           34           --           --
Shares repurchased .......................        (2,031)       (34,560)           (21)        (353)          (3)         (44)
                                               ---------      ---------      ---------      -------      -------        -----
Net increase .............................         2,514      $  41,606             95      $ 1,636           --        $   1
                                               =========      =========      =========      =======      =======        =====
Total Return Advantage Fund
Shares sold ..............................         8,225      $  83,718             63      $   651           --        $  --
Shares reinvested ........................           930          9,472             12          111           --           --
Shares repurchased .......................        (6,481)       (65,987)          (232)      (2,374)          --           --
                                               ---------      ---------      ---------      -------      -------        -----
Net increase/(decrease) ..................         2,674      $  27,203           (157)     $(1,612)          --        $  --
                                               =========      =========      =========      =======      =======        =====
Bond Fund
Shares sold ..............................         5,321      $  54,488             24      $   274            4        $  39
Shares reinvested ........................            11            112             --            1           --           --
Shares repurchased .......................        (1,520)       (15,500)           (10)        (107)          (4)         (38)
                                               ---------      ---------      ---------      -------      -------        -----
Net increase .............................         3,812      $  34,100             14      $   168           --        $   1
                                               =========      =========      =========      =======      =======        =====
Intermediate Bond Fund
Shares sold ..............................        10,533      $ 111,103            113      $ 1,204            7        $  79
Shares reinvested ........................           178          1,878             17          173           --           --
Shares repurchased .......................        (6,658)       (70,201)          (178)      (1,883)          (7)         (77)
                                               ---------      ---------      ---------      -------      -------        -----
Net increase/(decrease) ..................         4,053      $  42,780            (48)     $  (506)          --        $   2
                                               =========      =========      =========      =======      =======        =====
GNMA Fund
Shares sold ..............................         2,751      $  28,426             51      $   526           --        $  --
Shares reinvested ........................            15            148              1            9           --           --
Shares repurchased .......................        (1,046)       (10,811)           (12)        (119)          --           --
                                               ---------      ---------      ---------      -------      -------        -----
Net increase .............................         1,720      $  17,763             40      $   416           --        $  --
                                               =========      =========      =========      =======      =======        =====
Enhanced Income Fund
Shares sold ..............................         6,108      $  61,441            195      $ 1,961           --        $  --
Shares reinvested ........................           227          2,282             12          108           --           --
Shares repurchased .......................        (5,302)       (53,330)          (356)      (3,579)          --           --
                                               ---------      ---------      ---------      -------      -------        -----
Net increase/(decrease) ..................         1,033      $  10,393           (149)     $(1,510)          --        $  --
                                               =========      =========      =========      =======      =======        =====
Ohio Tax Exempt Fund
Shares sold ..............................         3,295      $  36,338             94      $   940           --        $  --
Shares sold from Common Fund .............         4,684         51,852             --           --           --           --
Shares reinvested ........................            13            147             11          125           --           --
Shares repurchased .......................        (1,545)       (17,109)           (68)        (752)          --           --
                                               ---------      ---------      ---------      -------      -------        -----
Net increase .............................         6,447      $  71,228             37      $   313           --        $  --
                                               =========      =========      =========      =======      =======        =====
Pennsylvania Municipal Fund
Shares sold ..............................           649      $   6,749              6      $    66           --        $  --
Shares reinvested ........................             2             22             --            1           --           --
Shares repurchased .......................          (542)        (5,640)            (2)         (25)          --           --
                                               ---------      ---------      ---------      -------      -------        -----
Net increase .............................           109      $   1,131              4      $    42           --        $  --
                                               =========      =========      =========      =======      =======        =====
National Tax Exempt Fund**
Shares sold ..............................           234      $   1,962             --      $    --           --        $  --
Shares sold from Common Fund .............         7,894         78,943             --           --           --           --
Shares reinvested ........................            --             --             --           --           --           --
Shares repurchased .......................          (124)        (1,239)            --           --           --           --
                                               ---------      ---------      ---------      -------      -------        -----
Net increase .............................         8,004      $  79,666             --      $    --           --        $  --
                                               =========      =========      =========      =======      =======        =====

 --------------------
 **Fund commenced operations on April 9, 1998.

[GRAPHIC OMITTED]

                         Notes to Financial Statements  (Unaudited)

   Since the following Funds have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments, and redemptions is the same as the amounts shown below for such transactions:

                                                                                For the Period Ended May 31, 1998 (000)
                                                                          -----------------------------------------------------
                                                                           Class I                Class A               Class B
                                                                           -------                -------               -------
Money Market Fund
Shares sold ...................................................           $ 5,718,525            $ 2,079,077            $     5
Shares reinvested .............................................                 1,914                 14,552                 --
Shares repurchased ............................................            (5,751,937)            (1,742,976)                (1)
                                                                          -----------            -----------            -------
Net increase/(decrease) .......................................           $   (31,498)           $   350,653            $     4
                                                                          ===========            ===========            =======
Government Money Market Fund
Shares sold ...................................................           $ 3,557,896            $   614,377            $    --
Shares reinvested .............................................                   176                  1,400                 --
Shares repurchased ............................................            (3,233,359)              (526,921)                --
                                                                          -----------            -----------            -------
Net increase ..................................................           $   324,713            $    88,856            $    --
                                                                          ===========            ===========            =======
Treasury Money Market Fund
Shares sold ...................................................           $ 1,565,848            $    14,124            $    --
Shares reinvested .............................................                    10                    271                 --
Shares repurchased ............................................            (1,482,587)               (12,854)                --
                                                                          -----------            -----------            -------
Net increase ..................................................           $    83,271            $     1,541            $    --
                                                                          ===========            ===========            =======
Pennsylvania Tax Exempt Money Market Fund
Shares sold ...................................................           $   881,569            $   381,021            $    --
Shares reinvested .............................................                     1                  2,404                 --
Shares repurchased ............................................              (833,210)              (322,804)                --
                                                                          -----------            -----------            -------
Net increase ..................................................           $    48,360            $    60,621            $    --
                                                                          ===========            ===========            =======
Tax Exempt Money Market Fund
Shares sold ...................................................           $   171,384            $   127,747            $    --
Shares reinvested .............................................                    --                    295                 --
Shares repurchased ............................................              (159,015)              (115,504)                --
                                                                          -----------            -----------            -------
Net increase ..................................................           $    12,369            $    12,538            $    --
                                                                          ===========            ===========            =======

6.  Common Trust Fund Conversions

   On October 9, 1998, the Fort Wayne Large Cap Equity Fund, Fort Wayne Equity Fund, Fort Wayne Income Fund, and Fort Wayne Tax Free Fund of National City Bank of Indiana (formerly, Fort Wayne National Bank) were converted into the Armada Tax Managed Equity Fund, Armada Tax Managed Equity Fund, Armada Intermediate Bond Fund and Armada National Tax Exempt Fund, respectively. The assets, which consisted of securities and related receivables, were converted on a tax-free basis. At the time of the conversion, 3,582,852 of Class I shares of the Armada Tax Managed Equity Fund, 1,366,366 of Class I shares of the Armada Tax Managed Equity Fund, 6,642,146 of Class I shares of the Armada Intermediate Bond Fund and 2,165,202 of Class I shares of the Armada National Tax Exempt Fund were issued. The net assets of the Fort Wayne Large Cap Equity Fund, Fort Wayne Equity Fund, Fort Wayne Income Fund, and Fort Wayne Tax Free Fund immediately before the conversion were $33,678,806, $12,843,563, $71,602,332 and
$22,085,062, respectively, which included unrealized appreciation of $3,966,820, $5,917,249, $1,094,445 and $588,915, respectively.

   On August 7, 1998, the National City Equity Fund for Personal Trusts #1 and the National City Income Equity Fund for Personal Trusts of National City Bank were converted into the Armada Equity Growth and Armada Equity Income Funds, respectively. The assets, which consisted of securities and related receivables, were converted on a tax-free basis. At the time of the conversion, 11,712,500 of Class I shares of the Armada Equity Growth Fund and 12,892,934 of Class I shares of the Armada Equity Income Fund were issued. The net assets of the National City Equity Fund for Personal Trusts #1 and National City Income Equity Fund for Personal Trusts #1 immediately before the conversion were $257,675,010 and $212,346,617, respectively, which included unrealized appreciation of $102,201,766 and $51,916,108.

   On August 14, 1998, the National City Fixed Income Fund for Personal Trusts of National City Bank was converted into the Armada Bond Fund. The assets which consisted of securities and related receivables, were converted on a tax-free basis. At the time of this conversion, 42,948,272 of Class I shares of the Armada Bond Fund were issued. The net assets of the National City Fixed Income Fund for Personal Trusts

[GRAPHIC OMITTED]

                    Notes to Financial Statements (Unaudited)


immediately before the conversion were $444,085,137 which included unrealized appreciation of $7,241,615.

   On March 6, 1998, the National City Ohio Tax Exempt Fund of National City Bank was converted into the Armada Ohio Tax Exempt Fund. The assets, which consisted of securities and related receivables, were converted on a tax free basis. At the time of the conversion, 4,684,047 of Class I shares of the Armada Ohio Tax Exempt Fund were issued. The net assets of the National City Ohio Tax Exempt Fund immediately before the conversion were $51,852,399, which included unrealized appreciation of $2,009,105.

   On April 9, 1998, the National City Personal Trust Tax Exempt Fund of National City Bank was converted into the Armada National Tax Exempt Fund. The assets, which consisted of securities and related receivables, were converted on a tax-free basis. At the time of the conversion, 7,894,277 of Class I shares of the Armada National Tax Exempt Fund were issued. The net assets of the National City Personal Trust Tax Exempt Fund immediately before the conversion were $78,942,768, which included unrealized appreciation of $1,718,900.

   On April 9, 1998, the National City Personal Trust Equity Fund #2 of National City Bank was converted into the Armada Tax Managed Equity Fund. The assets which consisted of securities and related receivables, were converted on a tax-free basis. At the time of the conversion, 16,361,494 of Class I shares of the Armada Tax Managed Equity Fund were issued. The net assets of the National City Personal Trust Equity Fund #2 immediately before the conversion were $163,614,941 which included unrealized appreciation of $129,709,103.

[GRAPHIC OMITTED]
                         Results of Proxy Voting (Unaudited)

August 13, 1998 Shareholder Meeting

   A special meeting of the Shareholders of the International Equity, Small Cap Growth and Small Cap Value Funds was held on August 13, 1998. Shareholders approved the following proposal:

Proposal.

   To approve a new Investment Advisory Agreement providing for increased advisory fees between the Trust and National City Investment Management Company (formerly National City Bank) (the "Adviser") with respect to the International Equity Fund, Small Cap Growth Fund and Small Cap Value Fund.

   At least 98.69% of shareholders in each Fund voted to approve the proposal. No more than 1.04% in each Fund voted against the proposal.

[GRAPHIC OMITTED]
                         Notes

[GRAPHIC OMITTED]
                         Notes

[GRAPHIC OMITTED]
                         Notes

[GRAPHIC OMITTED]
                         Armada Funds

Board of Trustees

Robert D. Neary
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.
Strategic Distribution, Inc.


Herbert R. Martens, Jr.
President
Executive Vice President,
     National City Corporation
Chairman, President and Chief Executive
     Officer, NatCity Investments,Inc.


Leigh Carter
Retired President and Chief Operating
      Officer, B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products
TruSeal Technologies


John F. Durkott
President and Chief Operating Officer,
     Kittle's Home Furnishings Center, Inc.


Robert J. Farling
Retired Chairman, President and Chief
     Executive Officer, Centerior Energy


Richard W. Furst, Dean
Professor of Finance and Dean
     Carol Martin Gatton College of Business
     and Economics, University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation


Gerald L. Gherlein
Executive Vice President and General
     Counsel, Eaton Corporation
Trustee:
WVIZ Educational Television


J. William Pullen
President and Chief Executive Officer,
     Whayne Supply Company

   The Armada Trustees also serve as the Trustees of the Parkstone Mutual Funds.

                                                                  [LOGO OMITTED]
                                                                    Armada Funds

[LOGO OMITTED]
Armada Funds

One Freedom Valley Drive
Oaks, PA 19456
www.armadafunds.com

Investment Adviser

National City.
Investment Management Company
1900 East Ninth Street, 22nd Floor
Cleveland, Ohio 44114

                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                                 CLEVELAND, OH
                                PERMIT NO. 1535